 As filed with the Securities and Exchange Commission on December 22, 1995

                                                               File No. 33-11387
                                                               File No. 811-4984

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 15

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 16


                           AMERICAN AADVANTAGE FUNDS
               (Exact name of registrant as specified in charter)

                           4333 Amon Carter Boulevard
                            Fort Worth, Texas  76155
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:  (817) 967-3509

                          WILLIAM F. QUINN, PRESIDENT
                           4333 Amon Carter Boulevard
                            Fort Worth, Texas  76155
                    (Name and address of agent for service)

                                   Copies to:

                          CLIFFORD J. ALEXANDER, ESQ.
                              ROBERT J. ZUTZ, ESQ.
                           Kirkpatrick & Lockhart LLP
                            South Lobby - 9th Floor
                              1800 M Street, N.W.
                            Washington, D.C.  20036
                           Telephone:  (202) 778-9000


It is proposed that this filing will become effective 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

Registrant filed a Notice pursuant to Rule 24f-2 under the Investment Company Act of 1940 within sixty days of its fiscal year ended October 31, 1995.

Registrant has adopted a Hub and Spoke(R) operating structure. This Post-Effective Amendment includes a signature page for the hub trust, AMR Investment Services Trust.

                       Exhibit Index begins on page _____

                           AMERICAN AADVANTAGE FUNDS
                       CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

                 Cover Sheet

                 Contents of Registration Statement

                 Cross Reference Sheet

                 Prospectus for the Institutional Class of the American

  AAdvantage Funds

                 Prospectus for the PlanAhead Class of the American AAdvantage Funds

                 Prospectus for the AMR Class:
                   American AAdvantage Balanced Fund
                   American AAdvantage Growth and Income Fund
                   American AAdvantage Limited-Term Income Fund
                   American AAdvantage International Equity Fund

                 Prospectus for the Platinum Class:
                   American AAdvantage Money Market Fund
                   American AAdvantage Municipal Money Market Fund American AAdvantage U.S. Treasury Money Market Fund

                 Statement of Additional Information for the AMR,
  PlanAhead and Institutional Classes of the American
  AAdvantage Funds

                 Statement of Additional Information for the Platinum Class:
                   American AAdvantage Money Market Fund
                   American AAdvantage Municipal Money Market Fund
                   American AAdvantage U.S. Treasury Money Market Fund

                 Part C

                 Signature Pages

                 Exhibits

                           AMERICAN AADVANTAGE FUNDS
                              INSTITUTIONAL CLASS

                        FORM N-1A CROSS-REFERENCE SHEET

Part A Item No.                            PROSPECTUS CAPTION
---------------                            ------------------

         1                                 Cover Page
         2                                 Annual Operating Expenses; Introduction; General Information
         3                                 Financial Highlights; Investment Objectives, Policies and Risks
         4                                 Cover Page; Investment Objectives, Policies and Risks; Investment Restrictions
         5                                 Cover Page; Table of Fees and Expenses; Management and Administration of the
                                           Trust; Investment Advisers
         5A                                Financial Highlights
         6                                 Dividends, Other Distributions & Tax Matters; General Information
         7                                 Purchase, Redemption and Valuation of Shares; Management and Administration of
                                           the Trust; Shareholder Communications
         8                                 Purchase, Redemption and Valuation of Shares
         9                                 Inapplicable

                                           STATEMENT OF ADDITIONAL
Part B Item No.                              INFORMATION CAPTION
---------------                            -----------------------

         10                                Cover Page
         11                                Table of Contents
         12                                Inapplicable
         13                                Investment Restrictions; Other Information
         14                                Trustees and Officers
         15                                Control Persons and 5% Shareholders
         16                                Management, Administrative Services and Distribution Fees; Investment Advisory
                                           Agreements
         17                                Investment Objectives, Policies and Risks (Prospectus); Other Information;
                                           Portfolio Transactions
         18                                Not Applicable
         19                                Net Asset Value
         20                                Tax Information
         21                                Inapplicable
         22                                Yield and Total Return Quotations
         23                                Financial Statements

PART C.  OTHER INFORMATION

         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                           AMERICAN AADVANTAGE FUNDS
                                   AMR CLASS

                        FORM N-1A CROSS-REFERENCE SHEET

Part A Item No.                            PROSPECTUS CAPTION
---------------                            ------------------

         1                                 Cover Page
         2                                 Table of Fees and Expenses; Introduction
         3                                 Financial Highlights; Investment Objectives, Policies and Risks
         4                                 Cover Page; Investment Objectives, Policies and Risks; Investment Restrictions
         5                                 Cover Page; Table of Fees and Expenses; Management and Administration of the
                                           Trust; Investment Advisers
         5A                                Financial Highlights
         6                                 Dividends, Other Distributions and Tax Matters; General Information
         7                                 Purchase, Redemption and Valuation of Shares; Management and Administration of
                                           the Trust; Shareholder Communications
         8                                 Purchase, Redemption and Valuation of Shares
         9                                 Inapplicable

                                           STATEMENT OF ADDITIONAL
Part B Item No.                              INFORMATION CAPTION
---------------                            -----------------------

         10                                Cover Page
         11                                Table of Contents
         12                                Inapplicable
         13                                Investment Restrictions; Other Information
         14                                Trustees and Officers
         15                                Control Persons and 5% Shareholders
         16                                Management, Administrative Services and Distribution Fees; Investment Advisory
                                           Agreements
         17                                Investment Objectives, Policies and Risks (Prospectus); Other Information;
                                           Portfolio Transactions
         18                                Not Applicable
         19                                Net Asset Value
         20                                Tax Information
         21                                Inapplicable
         22                                Yield and Total Return Quotations
         23                                Financial Statements

PART C.  OTHER INFORMATION

         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                           AMERICAN AADVANTAGE FUNDS
                                PLANAHEAD CLASS

                        FORM N-1A CROSS-REFERENCE SHEET

Part A Item No.                            PROSPECTUS CAPTION
---------------                            ------------------

         1                                 Cover Page
         2                                 Table of Fees and Expenses; Introduction; General Information
         3                                 Financial Highlights; Investment Objectives and Policies
         4                                 Cover Page; Investment Objectives and Policies; Investment Restrictions
         5                                 Cover Page; Table of Fees and Expenses; Management and Administration of the
                                           Trust; Investment Advisers
         5A                                Financial Highlights
         6                                 Dividends, Other Distributions and Tax Matters; General Information
         7                                 How to Purchase Shares; Valuation of Shares; Management and Administration of
                                           the Trust; Retirement Accounts; Shareholder Communications
         8                                 How to Redeem Shares
         9                                 Inapplicable

                                           STATEMENT OF ADDITIONAL
Part B Item No.                              INFORMATION CAPTION
---------------                            -----------------------

         10                                Cover Page
         11                                Table of Contents
         12                                Inapplicable
         13                                Investment Restrictions; Other Information
         14                                Trustees and Officers
         15                                Control Persons and 5% Shareholders
         16                                Management, Administrative Services and Distribution Fees; Investment Advisory
                                           Agreements
         17                                Investment Objectives, Policies and Risks (Prospectus); Other Information;
                                           Portfolio Transactions
         18                                Not Applicable
         19                                Net Asset Value
         20                                Tax Information
         21                                Inapplicable
         22                                Yield and Total Return Quotations
         23                                Financial Statements

PART C.  OTHER INFORMATION

         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                           AMERICAN AADVANTAGE FUNDS
                                 PLATINUM CLASS

                        FORM N-1A CROSS-REFERENCE SHEET

Part A Item No.                            PROSPECTUS CAPTION
---------------                            ------------------

         1                                 Cover Page
         2                                 Table of Fees and Expenses; Introductions; General Information
         3                                 Financial Highlights; Investment Objectives, Policies and Risks
         4                                 Cover Page; Investment Objectives, Policies and Risks; Investment Restrictions
         5                                 Cover Page; Table of Fees and Expenses; Management and Administration of the
                                           Trust
         5A                                Financial Highlights
         6                                 Dividends and Tax Matters; General Information
         7                                 How to Purchase Shares; Management and Administration of the Trust;
                                           Shareholder Communications
         8                                 How to Redeem Shares
         9                                 Inapplicable

                                           STATEMENT OF ADDITIONAL
Part B Item No.                              INFORMATION CAPTION
---------------                            -----------------------

         10                                Cover Page
         11                                Table of Contents
         12                                Inapplicable
         13                                Investment Restrictions; Other Information
         14                                Trustees and Officers
         15                                Control Persons and 5% Shareholders
         16                                Management and Distribution Fees
         17                                Investment Objectives, Policies and Risks Prospectus); Other Information
         18                                Not Applicable
         19                                Net Asset Value
         20                                Tax Information
         21                                Inapplicable
         22                                Yield and Total Return Quotations
         23                                Financial Statements

PART C.  OTHER INFORMATION

         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

THIS PROSPECTUS contains important information about the Institutional Class of the AMERICAN AADVANTAGE FUNDS ("Trust"), an open-end management investment company which consists of multiple investment portfolios. This prospectus pertains only to the seven funds listed on this cover page (individually referred to as a "Fund" and, collectively, the "Funds"). EACH FUND SEEKS ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A CORRESPONDING PORTFOLIO (INDIVIDUALLY REFERRED TO AS A "PORTFOLIO" AND, COLLECTIVELY, "PORTFOLIOS") OF THE AMR INVESTMENT SERVICES TRUST ("AMR TRUST") WHICH HAS AN INVESTMENT OBJECTIVE IDENTICAL TO THAT FUND. The investment experience of each Fund will correspond directly with the investment experience of each Portfolio. Each Fund consists of multiple classes of shares designed to meet the needs of different groups of investors. Institutional Class shares are offered primarily to large institutional investors, investing at least $2 million in the Funds. Investors should read this Prospectus carefully before making an investment decision and retain it for future reference.



IN ADDITION TO THIS PROSPECTUS, a Statement of Additional Information ("SAI") dated March, 1996 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SAI contains more detailed information about the Funds. For a free copy of the SAI, call 817-967-3509. For further information about the Institutional Class or for information on the other classes of shares, please refer to the appropriate address and phone number on the back cover of this Prospectus.


AN INVESTMENT IN ANY OF THE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO MAINTAIN A STABLE PRICE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCH STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                     [LOGO]





BALANCED FUND

GROWTH AND INCOME FUND

INTERNATIONAL EQUITY FUND

LIMITED-TERM INCOME FUND

MONEY MARKET FUND

MUNICIPAL MONEY MARKET FUND

U.S. TREASURY MONEY MARKET FUND

The AMERICAN AADVANTAGE BALANCED FUND(SM) ("Balanced Fund") seeks income and capital appreciation by investing all of its investable assets in the Balanced Portfolio of the AMR Trust ("Balanced Portfolio") which in turn primarily invests in equity and debt securities (such as stocks and bonds).

The AMERICAN AADVANTAGE GROWTH AND INCOME FUND(SM) ("Growth and Income Fund") seeks long-term capital appreciation and current income by investing all of its investable assets in the Growth and Income Portfolio of the AMR Trust ("Growth and Income Portfolio") which in turn primarily invests in equity securities (such as stocks).

The AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM) ("International Equity Fund") seeks long-term capital appreciation by investing all of its investable assets in the International Equity Portfolio of the AMR Trust ("International Equity Portfolio") which in turn primarily invests in equity securities of issuers based outside the United States (such as foreign stocks).

The AMERICAN AADVANTAGE LIMITED-TERM INCOME FUND(SM) ("Limited-Term Income Fund") seeks income and capital appreciation by investing all of its investable assets in the Limited-Term Income Portfolio of the AMR Trust ("Limited-Term Income Portfolio") which in turn primarily invests in debt obligations.


The AMERICAN AADVANTAGE MONEY MARKET FUND(SM) ("Money Market Fund"), AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND(SM) ("Municipal Money Market Fund") and AMERICAN AADVANTAGE U.S. TREASURY MONEY MARKET FUND(SM) ("U.S. Treasury Money Market Fund") (collectively, the "Money Market Funds") each seeks current income, liquidity, and the maintenance of a stable price per share of $1.00 by investing all of its investable assets in the Money Market Portfolio of the AMR Trust ("Money Market Portfolio"), the Municipal Money Market Portfolio of the AMR Trust ("Municipal Money Market Portfolio") and the U.S. Treasury Money Market Portfolio of the AMR Trust ("U.S. Treasury Money Market Portfolio"), respectively (collectively the "Money Market Portfolios"), which in turn invest in high quality, short-term obligations. The Municipal Money Market Portfolio invests primarily in municipal obligations and the U.S. Treasury Money Market Portfolio invests exclusively in obligations backed by the full faith and credit of the U.S. Government and in repurchase agreements that are collateralized by U.S. Government full faith and credit obligations.



Under a Hub and Spoke(R)(1) operating structure, each Fund seeks its investment objective by investing all of its investable assets in a corresponding Portfolio as described above. Each Portfolio's investment objective is identical to that of its corresponding Fund. Whenever the phrase "all of the Fund's investable assets" is used, it means that the only investment securities that will be held by a Fund will be that Fund's interest in its corresponding Portfolio. AMR Investment Services, Inc. ("Manager") provides investment management and administrative services to the Portfolios and administrative services to the Funds. This Hub and Spoke operating structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Accordingly, investors should carefully consider this investment approach. See "Investment Objectives, Policies and Risks -- Additional Information About the Portfolios." A Fund may withdraw its investment in a corresponding Portfolio at any time if the Trust's Board of Trustees ("Board") determines that it would be in the best interest of that Fund and its shareholders to do so. Upon any such withdrawal, that Fund's assets would be invested in accordance with the investment policies and restrictions described in this Prospectus and the SAI.


(1) Hub and Spoke is a registered service mark of Signature Financial Group, Inc.

Table of Fees and Expenses  . . . . . . . . . . . .
Financial Highlights  . . . . . . . . . . . . . . .
Introduction  . . . . . . . . . . . . . . . . . . .
Investment Objectives, Policies and Risks . . . . .
Investment Restrictions . . . . . . . . . . . . . .
Yields and Total Returns  . . . . . . . . . . . . .
Management and Administration of the Trust  . . . .



PROSPECTUS                             2

Investment Advisers . . . . . . . . . . . . . . . .
Purchase, Redemption and Valuation of Shares  . . .
Information Concerning Shares of the Trust  . . . .
Dividends, Other Distributions and Tax Matters  . .
General Information
Shareholder Communications  . . . . . . . . . . . .




                                       3                           PROSPECTUS

TABLE OF FEES AND EXPENSES

Annual Operating Expenses (as a percentage of average net assets):

                                                                                                    U.S.
                                          GROWTH      INTER-    LIMITED-             MUNICIPAL    TREASURY
                                           AND       NATIONAL     TERM      MONEY      MONEY       MONEY
                            BALANCED      INCOME      EQUITY     INCOME    MARKET      MARKET      MARKET
                              FUND         FUND        FUND       FUND      FUND        FUND        FUND
Management Fees(1)            0.28%        0.28%       0.43%      0.20%     0.15%       0.15%       0.15%
12b-1 Fees                    0.00         0.00        0.00       0.00      0.00        0.00        0.00
Other Expenses                0.34         0.35        0.40       0.35      0.08        0.21        0.14
                              ----         ----        ----       ----      ----        ----        ----
Total Operating Expenses      0.62%        0.63%       0.83%      0.55%     0.23%      0.36%        0.29%
                              ====         ====        ====       ====      ====       ====         ====

(1) The "Management Fee" represents those investment advisory fees paid to the Manager and the investment advisers.

    The Board believes that the aggregate per share expenses of each Fund and its corresponding Portfolio will be approximately equal to the expenses that the Fund would incur if its assets were invested directly in the type of securities held by the Portfolio.




EXAMPLES

    An Institutional Class investor in each Fund would directly or indirectly pay on a cumulative basis the following expenses on a $1,000 investment assuming a 5% annual return:

                                                     1 YEAR       3 YEARS      5 YEARS     10 YEARS
Balanced Fund                                          $6           $20          $35          $77
Growth and Income Fund                                  6            20           35           79
International Equity Fund                               8            26           46          103
Limited-Term Income Fund                                6            18           31           69
Money Market Fund                                       2             7           13           29
Municipal Money Market Fund                             4            12           20           46
U.S. Treasury Money Market Fund                         3             9           16           37

    The purpose of the table above is to assist a potential investor in understanding the various costs and expenses to be incurred directly or indirectly as a shareholder in the Institutional Class of a Fund. Additional information may be found under "Management and Administration of the Trust" and "Investment Advisers."

THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND PERFORMANCE MAY BE BETTER OR WORSE THAN THE 5% ANNUAL RETURN ASSUMED IN THE EXAMPLES.

FINANCIAL HIGHLIGHTS


The financial highlights in the following tables have been derived from financial statements of the Trust. The information has been audited by Ernst & Young LLP, independent auditors. Such information should be read in conjunction with the financial statements and the report of the independent auditors appearing in the Annual Report incorporated by reference in the SAI, which contains further information about performance of the Funds and can be obtained by investors without charge.



PROSPECTUS                             4

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)



                                                BALANCED FUND -- INSTITUTIONAL CLASS
                                                ------------------------------------
                                                                                                                 PERIOD
                                                               YEAR ENDED OCTOBER 31,                             ENDED
                                                               ----------------------                           OCTOBER 31,
                      1995(4)(5)   1994(3)     1993        1992       1991      1990(2)      1989       1988     1987(1)
                      ----------   -------     ----        ----       ----      -------      ----       ----    -----------
Net asset
  value,
beginning of
period                  $12.36     $13.23     $11.99      $11.60     $9.87      $11.05      $10.13     $9.08     $10.00
                        ------     ------     ------      ------     -----      ------      ------     -----     ------
Income from
  investment
operations:
 Net investment
  income                 0.54       0.57       0.49        0.55       0.58       0.57        0.53       0.56      0.16
 Net gains or
  (losses) on
  securities
  (both
  realized and
  unrealized)            1.71      (0.54)      1.57        0.41       1.79      (1.18)       0.90       0.73     (1.08)
                         ----      ------      ----        ----       ----      ------       ----       ----     ------
Total from
  investment
operations               2.25       0.03       2.06        0.96       2.37      (0.61)       1.43       1.29     (0.92)
                         ----       ----       ----        ----       ----      ------       ----       ----     ------
Less
 distributions:
 Dividends from
  net investment
  income                (0.52)     (0.56)     (0.52)      (0.56)     (0.64)     (0.51)      (0.51)     (0.24)      --
 Distributions
  from net
  realized
  gains on
  securities            (0.14)     (0.34)     (0.30)      (0.01)       --       (0.06)        --         --        --
                        ------     ------     ------      ------     ------     ------      ------     ------     -----
Total
  distributions         (0.66)     (0.90)     (0.82)      (0.57)     (0.64)     (0.57)      (0.51)     (0.24)      --
                        ------     ------     ------      ------     ------     ------      ------     ------     -----
Net asset value,
end of period           $13.95     $12.36     $13.23      $11.99     $11.60      $9.87      $11.05     $10.13     $9.08
                        ======     ======     ======      ======     ======      =====      ======     ======     =====
Total return
(annualized)(6)         19.39%     (0.08%)    19.19%      8.75%      25.35%     (5.24%)     15.49%     14.63%   (31.84%)
                        ======     =======    ======      =====      ======     =======     ======     ======   ========

 Ratios/supplemental
data:
 Net assets,
  end of period
   (in thousands)       $249,913    $222,873   $532,543    $370,087   $311,906   $233,702   $210,119   $147,581  $118,985
 Ratios to
  average
  net assets
(7)(8)(9):
  Expenses               0.63%       0.36%       0.34%      0.35%      0.37%      0.44%      0.47%      0.52%      0.45%
  Net
   investment
   income                4.30%       4.77%       4.91%      5.31%      6.06%      6.50%      6.32%      6.25%      5.59%
 Portfolio
  turnover rate            73%         48%         83%        80%        55%        62%        78%        77%        17%




                                       5                              PROSPECTUS

(1)      The Balanced Fund commenced active operations on July 17, 1987.
(2) Penmark Investments, Inc. was replaced by Independence Investment Associates, Inc. as an investment adviser to the Fund as of the close of business on February 28, 1990.
(3) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.
(4) GSB Investment Management, Inc. was added as an investment adviser to the Balanced Fund on January 1, 1995.
(5) Net investment income per share was calculated by subtracting class expenses per share from net investment income per share for the Fund before class expenses.
(6) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of .30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.
(7) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to approximately $.01 per share in each period on an annualized basis.
(8) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1994.

(9)      Annualized.





PROSPECTUS                             6

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                    GROWTH AND INCOME FUND--INSTITUTIONAL CLASS
                                                    -------------------------------------------
                                                                                                                  PERIOD
                                                          YEAR ENDED OCTOBER 31,                                  ENDED
                                                          ----------------------                                OCTOBER 31,
                      1995(5)    1994(4)        1993       1992(3)       1991      1990(2)      1989      1988    1987(1)
                      -------    -------        ----       -------       ----      -------      ----      ----   -------
Net asset value,
  beginning of
  period              $14.19      $14.63       $12.79       $12.10      $9.47       $11.59      $9.96     $8.30   $10.00
                      ------      ------       ------       ------      -----       ------      -----     -----   ------
Income from
  investment
  operations:
 Net investment
  income               0.41        0.43         0.36         0.39        0.42        0.42       0.42      0.42     0.10
 Net gains
  (losses) on
  securities
  (both realized
  and unrealized)      2.28        0.08         2.21         0.77        2.70       (1.94)      1.59      1.40    (1.80)
                       ----        ----         ----         ----        ----       ------      ----      ----    ------
Total from
  investment
  operations           2.69        0.51         2.57         1.16        3.12       (1.52)      2.01      1.82    (1.70)
                       ----        ----         ----         ----        ----       ------      ----      ----    ------
Less
  distributions:
 Dividends from
  net investment
  income              (0.43)      (0.41)       (0.37)       (0.39)      (0.49)      (0.43)     (0.38)    (0.16)     --
 Distributions
  from net
  realized gains
  on securities       (0.54)      (0.54)       (0.36)       (0.08)        --        (0.17)       --        --       --
                      ------      ------       ------       ------        --        ------       --        --       --
Total
  distributions       (0.97)      (0.95)       (0.73)       (0.47)      (0.49)      (0.60)     (0.38)    (0.16)     --
                      ------      ------       ------       ------      ------      ------     ------    ------     --
Net asset value,
 end of period        $15.91      $14.19       $14.63       $12.79      $12.10      $9.47      $11.59     $9.96   $8.30
                      ======      ======       ======       ======      ======      =====      ======     =====   =====
Total return
 (annualized)(6)      20.69%       3.36%       21.49%       10.00%      33.83%     (13.52%)    20.94%    22.20%  (58.51%)
                      ======       =====       ======       ======      ======     ========    ======    ======  ========
Ratio/supplemental
 data:
 Net assets,
  end of period
  (in thousands)     $71,608    $22,737     $477,088     $339,739    $264,628    $182,430    $187,869  $140,073  $134,796
 Ratios to
  average
  net assets
  (7)(8)(9):
   Expenses            0.62%      0.33%        0.34%        0.36%       0.37%       0.45%       0.45%     0.53%     0.43%
   Net investment
   income              2.84%      3.28%        3.12%        3.57%       4.19%       4.49%       4.40%     4.20%     3.68%
 Portfolio
  turnover rate          26%        23%          30%          35%         52%         41%         50%       56%       22%


(1)      The Growth and Income Fund commenced active operations on July 17,
         1987.
(2) GSB Investment Management, Inc. was added as an investment adviser to the Growth and Income Fund on April 10, 1990.
(3) The assets of the Growth and Income Fund previously managed by Atlanta Capital Management were transferred to GSB Investment Management, Inc. as of the close of business on December 5, 1991.


                                       7                              PROSPECTUS

(4) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.
(5) Net investment income per share was calculated by subtracting class expenses per share from net investment income per share for the Fund before class expenses.
(6) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of .30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.
(7) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.
(8) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1994.

(9)      Annualized.





PROSPECTUS                             8

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                      INTERNATIONAL EQUITY FUND--INSTITUTIONAL CLASS
                                                      ----------------------------------------------
                                                                                                         PERIOD
                                                            YEAR ENDED OCTOBER 31,                       ENDED
                                                            ----------------------                     OCTOBER 31,
                                              1995(5)      1994(3)(4)       1993(2)         1992         1991(1)
                                              -------      ----------       -------         ----         -------
Net asset value,
beginning of period                            $12.87        $12.07          $8.93         $10.13        $10.00
                                               ------        ------          -----         ------        ------
Income from investment operations:
 Net investment income                           0.27          0.32           0.17           0.12            --
 Net gains (losses) on securities (both
  realized and unrealized)                       0.68          1.10           3.09         (1.31)          0.13
                                                 ----          ----           ----         ------          ----
Total from investment operations                 0.95          1.42           3.26         (1.19)          0.13
                                                 ----          ----           ----         ------          ----
Less distributions:
 Dividends from net investment income          (0.21)        (0.17)         (0.12)         (0.01)           --
 Distributions from net realized gains
  on securities                                (0.32)        (0.45)           --             --             --
                                               ------        ------           --             --             --
Total distributions                            (0.53)        (0.62)         (0.12)         (0.01)           --
                                               ------        ------         ------         ------           --
Net asset value, end of period                 $13.29        $12.87         $12.07          $8.93        $10.13
                                               ======        ======         ======          =====        ======
Total return (annualized)(6)                    7.90%        11.77%         36.56%       (12.07%)         5.69%
                                                =====        ======         ======       ========         =====
Ratios/supplemental data:
 Net assets, end of period (in thousands)     $25,757       $23,115        $66,652        $38,837       $10,536
 Ratios to average net assets
  (annualized)(7)(8)(9):
  Expenses                                      0.85%         0.61%          0.78%          1.17%         1.90%(10)
  Net investment income                         2.37%         2.74%          2.00%          2.04%         0.38%(10)
 Portfolio turnover rate                          21%           37%            61%            21%            2%


(1)      The International Equity Fund commenced active operations on August 7,
         1991.
(2) HD International Limited was replaced by Hotchkis and Wiley as an investment adviser to the International Equity Fund as of the close of business on May 21, 1993.
(3) Morgan Stanley Asset Management Inc. was added as an investment adviser to the International Equity Fund as of August 1, 1994.
(4) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.
(5) Net investment income per share was calculated by subtracting class expenses per share from net investment income per share for the Fund before class expenses.
(6) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of .30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.

(7) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager. Such fees amounted to less than $.04 per share in each period on an annualized basis and were waived by the Manager for the period ended October 31, 1991.

(8) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1994.

(9)      Annualized.


(10) Estimated based on expected annual expenses and actual average net assets.



                                       9                              PROSPECTUS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                  LIMITED-TERM INCOME FUND--INSTITUTIONAL CLASS
                                                  ---------------------------------------------
                                                                                                                PERIOD
                                                           YEAR ENDED OCTOBER 31,                               ENDED
                                                           ----------------------                             OCTOBER 31,
                             1995       1994(3)       1993        1992       1991(2)      1990        1989      1988(1)
                             ----       -------       ----        ----       -------      ----        ----      -------
Net asset value,
  beginning of period       $9.67      $10.23       $10.13      $10.07       $9.76       $9.94      $10.12      $10.00
                            -----      ------       ------      ------       -----       -----      ------      ------
Income from investment
operations:
 Net investment income       0.62        0.52         0.58        0.75        0.83        0.92        0.96        0.64
 Net gains or (losses)
   on securities (both
   realized and
   unrealized)               0.15       (0.46)        0.15        0.06        0.31       (0.18)      (0.12)       0.05
                             ----       ------        ----        ----        ----       ------      ------       ----
Total from investment
operations                   0.77        0.06         0.73        0.81        1.14        0.74        0.84        0.69
                             ----        ----         ----        ----        ----        ----        ----        ----
Less distributions:
 Dividends from net
   investment income        (0.62)      (0.52)       (0.58)      (0.75)      (0.83)      (0.92)      (1.02)      (0.57)
 Distributions from net
   realized gains on
   securities                  -        (0.10)       (0.05)        --          --          --          --          --
                               -        ------       ------        --          --          --          --          --
Total distributions          0.62       (0.62)       (0.63)      (0.75)      (0.83)      (0.92)      (1.02)      (0.57)
                             ----       ------       ------      ------      ------      ------      ------      ------
Net asset value, end of
  period                    $9.82       $9.67       $10.23      $10.13      $10.07       $9.76       $9.94      $10.12
                            =====       =====       ======      ======      ======       =====       =====      ======
Total return
  (annualized)(4)            8.18%       0.42%       7.20%        7.94%      11.87%       7.51%       7.62%       7.41%
                             =====       =====       =====        =====      ======       =====       =====       =====
Ratios/supplemental
  data:
 Net assets, end of
   period
   (in thousands)        $137,293    $112,141     $238,874    $209,928    $141,629     $83,265     $60,507     $40,855
 Ratios to average net
   assets(5)(6)(7):
   Expenses                  0.60%       0.31%        0.26%       0.27%       0.35%       0.48%       0.59%       0.50%
   Net investment income     6.36%       5.26%        5.76%       7.40%       8.42%       9.44%       9.77%       8.01%
 Portfolio turnover rate      183%         94%         176%        133%        165%        156%        158%        127%


(1)      The Limited-Term Income Fund commenced active operations on December
         3, 1987.

(2) AMR Investment Services, Inc. began portfolio management of the Limited-Term Income Fund on March 1, 1991, replacing Brown Brothers, Harriman & Co. and Barrow, Hanley, Mewhinney & Strauss, Inc.

(3) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.
(4) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of .30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.

(5) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager. Such fees amounted to less than $.03 per share in each period on an annualized basis.

(6) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1994.

(7)      Annualized.



PROSPECTUS                             10

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)




                                               MONEY MARKET FUND--INSTITUTIONAL CLASS
                                               --------------------------------------                                 Period
                                                                                                                       Ended
                                                                   YEAR ENDED OCTOBER 31,                             OCTOBER
                                                                   ----------------------
                                                                                                                        31,
                                 1995      1994(2)      1993         1992    1991       1990       1989      1988     1987(1)
                                 ----      -------      ----         ----    ----       ----       ----      ----     -------
Net asset value, beginning
 of period                      $1.00       $1.00      $1.00         $1.00   $1.00     $1.00      $1.00     $1.00      $1.00
                                -----       -----      -----         -----   -----     -----      -----     -----      -----
Net investment income            0.06        0.04       0.03          0.04   0.07       0.08       0.09      0.08      0.01
 Less dividends from net
 investment income              (0.06)      (0.04)     (0.03)       (0.04)  (0.07)     (0.08)     (0.09)    (0.08)    (0.01)
                                ------      ------     ------       ------  ------     ------     ------    ------    ------
Net asset value,
 end of period                  $1.00       $1.00      $1.00         $1.00   $1.00     $1.00      $1.00     $1.00      $1.00
                                =====       =====      =====         =====   =====     =====      =====     =====      =====
Total return
(annualized)                    5.96%       3.85%      3.31%         4.41%   7.18%     8.50%      9.45%     7.54%      6.70%
                                =====       =====      =====         =====   =====     =====      =====     =====      =====
Ratios/supplemental data:
 Net assets, end of period
  (in thousands)              $1,206,041  $1,893,144 $2,882,947 $2,223,829 $715,280   $745,405   $385,916  $330,230   $71,660
 Ratios to average net
assets
   (3)(4)(5):
  Expenses                      0.23%      0.21%      0.23%         0.26%  0.24%      0.20%      0.22%     0.28%      0.48%
  Net investment income         5.79%      3.63%      3.23%         4.06%  6.93%      8.19%      9.11%     7.54%      6.78%


(1)      The Money Market Fund commenced active operations on September 1,
         1987.
(2) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.
(3) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1992.
(4) Effective October 1, 1990, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.

(5)      Annualized.



                                       11                             PROSPECTUS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)



                           MUNICIPAL MONEY MARKET FUND-
                                INSTITUTIONAL CLASS          U.S. TREASURY MONEY MARKET FUND-INSTITUTIONAL CLASS
                                -------------------          ---------------------------------------------------
                                YEAR          PERIOD                                                       PERIOD
                               ENDED          ENDED                                                        ENDED
                               -----          -----                   YEAR ENDED OCTOBER 31,               -----
                            OCTOBER 31,    OCTOBER 31,     ------------------------------------------   OCTOBER 31,
                                1995         1994(1)          1995          1994(2)          1993         1992(1)
                                ----         -------          ----          -------          ----         -------
 Net asset value,
 beginning of period           $1.00          $1.00           $1.00        $1.00(2)         $1.00          $1.00
                               -----          -----           -----        --------         -----          -----
 Net investment income          0.04           0.02           0.06           0.04            0.03           0.02
 Less dividends from

  net investment income        (0.04)         (0.02)         (0.06)         (0.04)          (0.03)         (0.02)
                               ------         ------         ------         ------          ------         ------
 Net asset value,
 end of period                 $1.00          $1.00           $1.00          $1.00          $1.00          $1.00
                               =====          =====           =====          =====          =====          =====
 Total return
 (annualized)(3)               3.75%          2.44%           5.67%          3.70%          3.07%          3.61%
                               =====          =====           =====          =====          =====          =====

 Ratios/supplemental
 data:
  Net assets, end of
 period
   (in thousands)                $7           $9,736         $47,184        $67,607        $136,813       $91,453
  Ratios to average net
 assets
   (4)(5)(6):

   Expenses                    0.35%          0.30%           0.32%          0.25%          0.23%         0.27%(7)
   Net investment income       3.70%          2.38%           5.49%          3.44%          2.96%         3.46%(7)


(1) The U.S. Treasury Money Market Fund commenced active operations on March 2, 1992 and the Municipal Money Market Fund commenced active operations on November 10, 1993.
(2) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

(3) Total returns for the Municipal Money Market Fund exclude management and administrative services fees waived by the Manager. Had the Fund paid such fees, total returns would have been 2.24% for the period ended October 31, 1994 and 3.54% for the year ended October 31, 1995.

(4) The method of determining average net assets was changed from a monthly average to a daily average starting with the period ended October 31, 1994.

(5) Operating results for the Municipal Money Market Fund exclude management and administrative services fees waived by the Manager. Had the Fund paid such fees, the ratio of expenses and net investment income to average net assets would have been 0.50% and 2.18%, respectively, for the period ended October 31, 1994 and .55% and 3.50%, respectively, for the year ended October 31, 1995.


(6)      Annualized


(7) Estimated based on expected annual expenses and actual average net assets.




PROSPECTUS                             12

INTRODUCTION


The Trust is an open-end, management investment company organized as a Massachusetts business trust on January 16, 1987. The Funds are separate investment portfolios of the Trust. Each Fund has a distinctive investment objective and investment policies. Each Fund will invest all of its investable assets in a corresponding Portfolio of the AMR Trust which has an identical investment objective. The Manager provides the Portfolios with business and asset management services, including the evaluation and monitoring of the investment advisers, and it provides the Funds with administrative services. The Balanced Fund, the Growth and Income Fund, the International Equity Fund and the Limited- Term Income Fund (collectively, the "Variable NAV Funds") consist of multiple classes of shares, including the "Institutional Class" which is primarily for large institutional investors investing at least $2 million in the Funds, and the "PlanAhead Class" which is available to all investors, including smaller institutional investors, investors using intermediary organizations such as discount brokers or plan sponsors, individual retirement accounts ("IRAs"), and self-employed individual retirement plans ("HR-10 Plans" or "Keogh Plans"). The Money Market Funds also consist of multiple classes of shares, including the Institutional Class, the PlanAhead Class and the "Platinum Class" which is available to customers of certain broker-dealers. For further information about the PlanAhead Class, call
(800) 231-4252. For further information about the Platinum Class, call (800) 967-9009.


    Although each class of shares is designed to meet the needs of different categories of investors, all classes of each Fund share the same portfolio of investments and share a common investment objective. See "Investment Objectives, Policies and Risks." There is no guarantee that a Fund will achieve its investment objective. Based on its value, a share of a Fund, regardless of class, will receive a proportionate share of the investment income and the gains (losses) earned (or incurred) by the Fund. It also will bear its proportionate share of expenses that are allocated to the Fund as a whole. However, certain expenses presently are allocated separately to each class of shares.

    The assets of the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio are allocated by the Manager among investment advisers designated for each of those Portfolios. Investment decisions for the Limited-Term Income Portfolio and the Money Market Portfolios are made directly by the Manager. See "Investment Advisers." Each investment adviser has discretion to purchase and sell portfolio securities in accordance with the investment objectives, policies and restrictions described in this Prospectus and in the SAI and by specific investment strategies developed by the Manager.


    Institutional Class shares of each Fund are sold without any sales charges at their net asset value next determined after an investment is received and accepted. The Trust reserves the right not to accept any order. Shares will be redeemed at the next share price calculated after receipt of a redemption order. See "Purchase, Redemption and Valuation of Shares."


INVESTMENT OBJECTIVES, POLICIES AND RISKS

The investment objective and policies of each Fund and its corresponding Portfolio are described below. Except as otherwise indicated, the investment policies of any Fund may be changed at any time by the Board to the extent that such changes are consistent with the investment objective of the applicable Fund. However, each Fund's investment objective may not be changed without a majority vote of that Fund's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the applicable Fund present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the applicable Fund (hereinafter, "majority vote"). A Portfolio's investment objective may not be changed without a majority vote of that Portfolio's interest holders.

    Each Fund has a fundamental investment policy which allows it to invest all of its investable assets in its corresponding Portfolio. All other fundamental investment policies and the non-fundamental investment policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment





                                       13                            PROSPECTUS
policies of each Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to each Fund and the Board.


AMERICAN AADVANTAGE BALANCED FUND -- This Fund's investment objective is to realize both income and capital appreciation. This Fund seeks its investment objective by investing all of its investable assets in the Balanced Portfolio, which invests primarily in equity and debt securities. Although equity securities (such as stocks) will be purchased primarily for capital appreciation and debt securities (such as bonds) will be purchased primarily for income purposes, income and capital appreciation potential will be considered in connection with all such investments. Excluding collateral for securities loaned, ordinarily the Portfolio will have a minimum of 30% and a maximum of 70% of its assets invested in equity securities and a minimum of 30% and a maximum of 70% of its assets invested in debt securities which, at the time of purchase, are rated in one of the four highest rating categories by all nationally recognized statistical rating organizations ("Rating Organizations") rating that security such as Standard & Poor's or Moody's Investor Services, Inc. ("Moody's") or, if unrated, are deemed to be of comparable quality by the applicable investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's debt allocation. Obligations rated in the BBB or Baa categories by any Rating Organization have speculative characteristics and thus changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. See the SAI for a description of debt ratings. The Portfolio, at the discretion of the investment advisers, may retain a security that has been downgraded below the initial investment criteria. The Portfolio usually invests between 50% and 65% of its assets in equity securities and between 35% and 50% of its assets in debt securities. The remainder of the Portfolio's assets may be invested in cash or cash equivalents, including obligations that are permitted investments for the Money Market Portfolio and in other investment companies. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents and investment grade short-term obligations.



    The Portfolio's investments in debt securities may include investments in obligations of the U.S. Government and its agencies and instrumentalities, including separately traded registered interest and principal securities ("STRIPS") and other zero coupon obligations; corporate bonds, notes and debentures; non-convertible preferred stocks; mortgage-backed securities; asset-backed securities; and domestic, Yankeedollar and Eurodollar bank deposit notes, certificates of deposit, bonds and notes. Such obligations may have a fixed, variable or floating rate of interest. See the SAI for a further description of the foregoing securities. The value of the Portfolio's debt investments will vary in response to interest rate changes as described in "American AAdvantage Limited-Term Income Fund."



    The Portfolio also may engage in dollar rolls or purchase or sell securities on a "when-issued" and on a "forward commitment" basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities take place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when- issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a "forward commitment" basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.



PROSPECTUS                             14

    The Portfolio's equity investments may consist of common stocks, preferred stocks and convertible securities, including foreign securities that are represented by U.S. dollar-denominated American Depository Receipts which are traded in the United States on exchanges and in the over-the-counter market. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations. The Manager believes that purchasing securities which the investment advisers believe are undervalued in the market and that have above average growth potential will outperform other investment styles over the longer term while minimizing volatility and downside risk. The Manager will recommend that, with respect to portfolio management of equity assets, the Trust retain only those investment advisers who, in the Manager's opinion, utilize such an approach.


    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.; CAPITAL GUARDIAN TRUST COMPANY; GSB INVESTMENT MANAGEMENT, INC.; HOTCHKIS AND WILEY; and INDEPENDENCE INVESTMENT ASSOCIATES, INC. currently manage the assets of the Balanced Portfolio. See "Investment Advisers."


AMERICAN AADVANTAGE GROWTH AND INCOME FUND -- This Fund's investment objective is to realize long-term capital appreciation and current income. This Fund seeks its investment objective by investing all of its investable assets in the Growth and Income Portfolio, which invests primarily in equity securities. Excluding collateral for securities loaned, ordinarily at least 80% of the Portfolio's assets will be invested in equity securities consisting of common stocks, preferred stocks, securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants, and foreign equity securities that are represented by U.S. dollar-denominated American Depository Receipts which are traded in the United States on exchanges and in the over-the-counter market. In order to seek either above average current income or capital appreciation when interest rates are expected to decline, the Portfolio may invest in debt securities which, at the time of purchase, are rated in one of the four highest rating categories by all Rating Organizations rating that security or, if unrated, are deemed to be of comparable quality by the applicable investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's debt allocation. See the "American AAdvantage Balanced Fund" for a description of the risks involved with these obligations. See the SAI for definitions of the foregoing securities and for a description of debt ratings. The Portfolio may also invest in other investment companies or in cash and cash equivalents, including obligations that are permitted investments for the Money Market Portfolio, in order to maintain liquidity. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents and investment grade short-term obligations. In addition, the Portfolio may purchase or sell securities on a "when-issued" and on a "forward commitment" basis as described in "American AAdvantage Balanced Fund." When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations.


    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.; CAPITAL GUARDIAN TRUST COMPANY; GSB INVESTMENT MANAGEMENT, INC.; HOTCHKIS AND WILEY; and INDEPENDENCE INVESTMENT ASSOCIATES, INC. currently manage the assets of the Growth and Income Portfolio. See "Investment Advisers."


AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND -- This Fund's investment objective is to realize long-term capital appreciation. This Fund seeks its investment objective by investing all of its investable assets in the International Equity Portfolio, which invests primarily in equity securities of issuers based outside the United States. Ordinarily the Portfolio will invest at least 65% of its assets in common stocks and securities convertible into common stocks of issuers in at least three different foreign countries. However, excluding collateral for securities loaned, the Portfolio generally invests in excess of 80% of its assets in such securities. The remainder of the Portfolio's assets will be invested in non-U.S. debt securities which, at the time of purchase, are rated in one of the three highest rating categories by any Rating Organization or, if unrated, are deemed to be of comparable quality by the applicable investment adviser and traded publicly on a world market, or in cash or cash equivalents, including obligations that are permitted investments for the Money Market Portfolio or in other investment companies. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents, other investment companies and investment grade short-term obligations.





                                       15                           PROSPECTUS

    The investment advisers select securities based upon a country's economic outlook, market valuation and potential changes in currency exchange rates. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations.


    Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability abroad, including risk of nationalization or expropriation of assets and the risk of war; (2) less liquidity and greater volatility of foreign investments; (3) less public information regarding foreign companies; (4) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (5) lack of uniform accounting, auditing and financial reporting standards; (6) delays in transaction settlement in some foreign markets; (7) possibility of an imposition of confiscatory foreign taxes; (8) possible limitation on the removal of securities or other assets of the Portfolio; (9) restrictions on foreign investments and repatriation of capital; (10) currency fluctuations; (11) cost and possible restrictions of currency conversion; (12) withholding taxes on dividends in foreign countries; and (13) possibly higher commissions, custodial fees and management costs than in the U.S. market. These risks are often greater for investments in emerging or developing countries.



    The Portfolio will limit its investments to those in countries which have been recommended by the Manager and which have been approved by the AMR Trust Board. Countries may be added or deleted with AMR Trust Board approval. In determining which countries will be approved, the AMR Trust Board will evaluate the risk factors set forth above and will particularly focus on the ability to repatriate funds, the size and liquidity aspects of a particular country's market and the investment climate for foreign investors. The current countries in which the Portfolio may invest are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Portfolio normally will invest in issuers based in at least three different countries outside the United States.



    The Portfolio may trade forward foreign currency contracts ("forward contracts"), which are derivatives, to hedge currency fluctuations of underlying stock or bond positions, or in other circumstances permitted by the Commodity Futures Trading Commission ("CFTC"). Forward contracts to sell foreign currency may be used when the management of the Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar. Forward contracts are also entered into to set the exchange rate for a future transaction. In this manner, the Portfolio may protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Forward contracts involve certain risks which include, but are not limited to: (1) imperfect correlation between the securities hedged and the contracts themselves; and (2) possible decrease in the total return of the Portfolio. Forward contracts are discussed in greater detail in the SAI.



    The Portfolio also may trade currency futures ("futures") for the same reasons as for entering into forward contracts as set forth above. Futures are traded on U.S. and foreign currency exchanges. The use of futures also entails certain risks which include, but are not limited to: (1) less liquidity due to daily limits on price fluctuation; (2) imperfect correlation between the securities hedged and the contracts themselves; (3) possible decrease in the total return of the Portfolio due to hedging; (4) possible reduction in value for both the contracts and the securities being hedged; and (5) potential losses in excess of the amounts invested in the futures contracts themselves. The Portfolio may not enter into futures contracts if the purchase or sale of such contract would cause the sum of the Portfolio's initial and any variation margin deposits to exceed 5% of its total assets. Futures contracts, which are derivatives, are discussed in greater detail in the SAI.


    HOTCHKIS AND WILEY, MORGAN STANLEY ASSET MANAGEMENT INC. and TEMPLETON INVESTMENT COUNSEL, INC. currently serve as investment advisers to the International Equity Portfolio. See "Investment Advisers."


PROSPECTUS                             16

AMERICAN AADVANTAGE LIMITED-TERM INCOME FUND -- This Fund's investment objective is to realize income and capital appreciation. As an investment policy, the Fund primarily seeks income and secondarily seeks capital appreciation. The Fund seeks its investment objective by investing all of its investable assets in the Limited-Term Income Portfolio, which invests primarily in debt obligations. Permissible investments include securities of the U.S. Government and its agencies and instrumentalities, including STRIPS and other zero coupon obligations; corporate bonds, notes and debentures; non-convertible preferred stocks; mortgage-backed securities; asset-backed securities; domestic, Yankeedollar and Eurodollar certificates of deposit, bank deposit notes, and bank notes; other investment companies; and cash or cash equivalents including obligations that are permitted investments for the Money Market Portfolio. Such obligations may have a fixed, variable or floating rate of interest. At the time of purchase, all such securities will be rated in one of the four highest rating categories by all Rating Organizations rating such obligation or, if unrated, will be deemed to be of comparable quality by the investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's total assets. See "American AAdvantage Balanced Fund" for a description of the risks involved with these obligations. See the SAI for definitions of the foregoing securities and for a description of debt ratings. Principal and/or interest payments for obligations of the U.S. Government's agencies or instrumentalities may or may not be backed by the full faith and credit of the U.S. Government.

    Investments in Yankeedollar and Eurodollar bonds, notes and certificates of deposit involve risks that differ from investments in securities of domestic issuers. See "American AAdvantage Money Market Fund" for a description of these risks. The Portfolio also may engage in dollar rolls, or purchase or sell securities on a "when-issued" or "forward commitment" basis as described under "American AAdvantage Balanced Fund."


    The market value of fixed rate securities, and thus the net asset value of this Portfolio's shares, is expected to vary inversely with movements in interest rates. The market value of variable and floating rate instruments should not vary as much due to the periodic adjustments in their interest rates. An adjustment which increases the interest rate of such securities should reduce or eliminate declines in market value resulting from a prior upward movement in interest rates, and an adjustment which decreases the interest rate of such securities should reduce or eliminate increases in market value resulting from a prior downward movement in interest rates.


    Mortgage-backed securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other debt securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities.

    Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported with various credit enhancements such as pool insurance, guarantees issued by governmental entities, a letter of credit from a bank or senior/subordinated structures.

    Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a mortgage pass-through, interest and prepaid





                                       17                           PROSPECTUS
principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate.

    The Portfolio is permitted to invest in asset-backed securities, subject to the Portfolio's rating and quality requirements. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans, automobile and credit card receivables, and other types of receivables or other assets as well as purchase contracts, financing leases and sales agreements entered into by municipalities, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Fund's and the Portfolio's investment objective, policies and quality standards, the Portfolio may invest in these and other types of asset-backed securities which may be developed in the future.

    Asset-backed securities involve certain risks that do not exist with mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on the securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.


    Although investments will not be restricted by the maturity of the securities purchased, under normal circumstances, the Portfolio will seek to maintain a dollar-weighted average maturity of one to five years. However, the dollar weighted average maturity may temporarily be adjusted outside the one to five year period if warranted by market conditions. For example, the average maturity of the Portfolio may be shortened in order to minimize depreciation of capital if the investment adviser anticipates a rise in interest rates. Conversely, the average maturity may be lengthened in order to maximize return if interest rates are expected to decline. In addition, portfolio securities may be actively traded to realize gains (or losses) and increase yields by taking advantage of short-term market variations. Because the timing on return of principal for both asset-backed and mortgage-backed securities is uncertain, in calculating the average weighted maturity of the Portfolio, the maturity of these securities may be based on certain industry conventions. The Manager serves as the sole active investment adviser to the Limited-Term Income Fund and its corresponding Portfolio.



MONEY MARKET FUNDS -- The investment objectives of the Money Market Funds are current to seek income, liquidity and the maintenance of a stable $1.00 price per share. The Money Market Funds seek to achieve these objectives by investing all of their investable assets in the Money Market Portfolios, which invest in high quality, U.S. dollar-denominated short- term obligations that have been determined by the Manager or the AMR Trust Board to present minimal credit risks. Portfolio investments are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"). See the SAI for an explanation of the amortized cost valuation method. Obligations in which the Money Market Portfolios invest generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted portfolio maturity of each Money Market Portfolio will not exceed 90 days. The Manager serves as the sole investment adviser to the Money Market Funds. See "Management and Administration of the Trust."



AMERICAN AADVANTAGE MONEY MARKET FUND -- The Fund's corresponding Portfolio may invest in obligations permitted to be purchased under Rule 2a-7 of the 1940 Act including, but not limited to, (1) obligations of the U.S. Government or its agencies or instrumentalities; (2) loan participation interests, medium-term notes, funding agreements and asset-backed securities; (3) domestic, Yankeedollar and Eurodollar certificates of deposit, time deposits, bankers' acceptances, commercial paper, bearer deposit notes and other promissory notes, including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies; and (4) repurchase agreements involving the obligations listed above. The Money Market





PROSPECTUS                             18

Portfolio will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by at least two
Rating Organizations such as "A-1" by Standard & Poor's and "P-1" by Moody's;
(2) are single rated and have received the highest short-term rating by a Rating Organization; or (3) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by the AMR Trust Board and subject to the ratification of the AMR Trust Board. See the SAI for definitions of the foregoing instruments and rating systems. The Portfolio also may purchase or sell securities on a "when-issued" or a "forward commitment" basis as described in "American AAdvantage Balanced Fund."


    The Portfolio will invest more than 25% of its assets in obligations issued by the banking industry. However, for temporary defensive purposes during periods when the Manager believes that maintaining this concentration may be inconsistent with the best interest of shareholders, the Portfolio will not maintain this concentration.


    Investments in Eurodollar (U.S. dollar obligations issued outside the United States by domestic or foreign entities) and Yankeedollar (U.S. dollar obligations issued inside the United States by foreign entities) obligations involve additional risks. Most notably, there generally is less publicly available information about foreign issuers; there may be less governmental regulation and supervision; foreign issuers may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.


    Variable amount master demand notes in which the Portfolio may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. Because master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. There is no secondary market for the notes; however, the period of time remaining until payment of principal and accrued interest can be recovered under a variable amount master demand note generally shall not exceed seven days. To the extent this period is exceeded, the note in question would be considered illiquid. Issuers of variable amount master demand notes must satisfy the same criteria as set forth for other promissory notes (e.g. commercial paper). The Portfolio will invest in variable amount master demand notes only when such notes are determined by the Manager, pursuant to guidelines established by the AMR Trust Board, to be of comparable quality to rated issuers or instruments eligible for investment by the Portfolio. In determining average dollar weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer on demand.


AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND -- The Fund's corresponding Portfolio may invest in municipal obligations issued by or on behalf of the governments of states, territories, or possessions of the United States; the District of Columbia; and their political subdivisions, agencies and instrumentalities if the interest these obligations provide is generally exempt from federal income tax. The Municipal Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) are guaranteed by the U.S. Government, its agencies, or instrumentalities; (2) are secured by letters of credit that are irrevocable and issued by banks which qualify as authorized issuers for the Money Market Portfolio (see "American AAdvantage Money Market Fund"); (3) are guaranteed by one or more municipal bond insurance policies that cannot be canceled and issued by third-party guarantors possessing the highest claims- paying rating from a Rating Organization; (4) have received one of the two highest short-term ratings from at least two Rating Organizations; (5) are single rated and have received one of the two highest short-term ratings from that Rating Organization; (6) have no short-term rating but the instrument is comparable to the issuer's rated short-term debt; (7) have no short-term rating (or comparable rating) but have received one of the top two long-term ratings from all Rating Organizations rating the issuer or instrument; or (8) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by, and subject to the oversight of, the AMR Trust Board. The Portfolio may also invest in other investment companies. Ordinarily at least 80% of the Portfolio's net assets will be invested in municipal obligations, the interest from which is exempt from federal income tax. However, should market conditions



                                       19                           PROSPECTUS
warrant, the Portfolio may invest up to 20% (or for temporary defensive purposes, up to 100%) of its assets in obligations subject to federal income tax which are eligible investments for the Money Market Portfolio.


    The Portfolio may invest in certain municipal obligations which have rates of interest that are adjusted periodically according to formulas intended to minimize fluctuations in the values of these instruments. These instruments, commonly known as variable rate demand obligations, are long-term instruments which allow the purchaser, at its discretion, to redeem securities before their final maturity at par plus accrued interest upon notice (typically 7 to 30 days).


    Municipal obligations may be backed by the full taxing power of a municipality ("general obligations"), or by the revenues from a specific project or the credit of a private organization ("revenue obligations"). Some municipal obligations are collateralized as to payment of principal and interest by an escrow of U.S. Government or federal agency obligations, while others are insured by private insurance companies, while still others may be supported by letters of credit furnished by domestic or foreign banks. The Portfolio's investments in municipal obligations may include fixed, variable, or floating rate general obligations and revenue obligations (including municipal lease obligations and resource recovery obligations); zero coupon and asset-backed obligations; variable rate auction and residual interest obligations; tax, revenue, or bond anticipation notes; tax-exempt commercial paper; and purchase obligations that are subject to restrictions on resale. See the SAI for a further discussion of the foregoing obligations. The Portfolio may purchase or sell obligations on a "when-issued" or "forward commitment" basis, as described under "American AAdvantage Balanced Fund."



    The Portfolio may invest more than 25% of the value of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one such security would also affect the other securities; for example, securities the interest of which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, the Portfolio may be subject to greater risk compared to a fund that does not follow this practice. However, the Manager believes this risk is mitigated because it is anticipated that most of the Portfolio's assets will be insured or backed by bank letters of credit. Additionally, the Portfolio may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users.


    The Portfolio may also invest in municipal obligations that constitute "private activity obligations." These include obligations that finance student loans, residential rental projects, and solid waste disposal facilities. To the extent the Portfolio earns interest income on private activity obligations, shareholders will be required to treat the portion of the Fund's distributions attributable to its share of such interest as a "tax preference item" for purposes of determining their liability for the federal alternative minimum tax ("AMT") and, as a result, may become subject to (or increase their liability for) the AMT. Shareholders should consult their own tax advisers to determine whether they may be subject to the AMT. The Portfolio may invest in private activity obligations without limitation and it is anticipated that a substantial portion of the Portfolio's assets will be invested in these obligations. As a result, a substantial portion of the Fund's distributions may be a tax preference item, which will reduce the net return from the Fund for taxpayers subject to the AMT. Interest on "qualified" private activity obligations is exempt from federal income tax.


AMERICAN AADVANTAGE U.S. TREASURY MONEY MARKET FUND -- The Fund's corresponding Portfolio will invest exclusively in obligations backed by the full faith and credit of the U.S. Government and repurchase agreements which are collateralized by U.S. Government full faith and credit obligations. Counterparties for repurchase agreements must be approved by the AMR Trust Board. For this purpose, U.S. Government Agency mortgage-backed securities collateralized exclusively by full faith and credit GNMA mortgages are considered eligible. Ordinarily at least 65% of the Portfolio's assets will be invested in direct U.S. Treasury obligations. Such obligations may include separately traded registered interest and principal securities ("STRIPS") issued by the U.S. Treasury which represent either future interest or principal payments. STRIPS are issued at a discount to their "face value", and may exhibit greater price volatility that ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Fund may also invest in other full faith and credit





PROSPECTUS                             20
obligations of the U.S. Government, including securities issued by the Agency for International Development, General Services Administration, GNMA, Rural Electrification Administration, Small Business Administration, Federal Financing Bank and others. See the SAI for a further discussion of the foregoing obligations. The Portfolio may purchase or sell securities on a "when-issued" or a "forward commitment" basis as described under "American AAdvantage Balanced Fund."



OTHER INVESTMENT POLICIES -- In addition to the investment policies described previously, each Portfolio may also lend its securities, enter into fully collateralized repurchase agreements, and invest in private placement offerings.



    Each Portfolio may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, securities of the U.S. Government and its agencies and instrumentalities and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by any Portfolio would exceed 33 1/3 of its total assets. A Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. However, a Portfolio normally pays (including, in some cases, payments to the Manager) lending fees and related expenses from this interest or fee income. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Portfolios seek to minimize this risk by making loans only to borrowers which are deemed by the Manager to be of good financial standing and which have been approved by the AMR Trust Board. For purposes of complying with each Portfolio's investment policies and restrictions, collateral received in connection with securities loans will be deemed an asset of a Portfolio to the extent required by law. See the SAI for further information regarding loan transactions.



    A repurchase agreement is an agreement under which securities are acquired by a Portfolio from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the investment advisers or the Manager attempt to minimize this risk by entering into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the AMR Trust Board. See the SAI for more information regarding repurchase agreements.



    Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "Securities Act"), and resold to qualified institutional buyers under Rule 144A of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolios, that agree they are purchasing the paper for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) paper normally is resold to other institutional investors such as the Portfolios through or with the assistance of the issuer or dealers that make a market in the Section 4(2) paper, thus providing liquidity. The Money Market Portfolios will not invest more than 10% (and the Variable NAV Funds respective Portfolios, no more than 15%) of their respective net assets in Section 4(2) paper and illiquid securities unless the applicable investment adviser determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the AMR Trust Board, that any Section 4(2) paper held by such Portfolio in excess of this level is at all times liquid.



    Because it is not possible to predict with assurance exactly how this market for Section 4(2) paper offered and sold under Rule 144A will develop, the AMR Trust Board and the applicable investment adviser, pursuant to the guidelines approved by the AMR Trust Board, will carefully monitor the Portfolios' investments in these securities, focusing on such important factors, among others, as: valuation, liquidity, and availability of information. Investments in Section 4(2) paper could have the effect of reducing a Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.






                                       21                           PROSPECTUS

BROKERAGE PRACTICES -- Each investment adviser will place its own orders to execute securities transactions which are designed to implement the applicable Portfolio's investment objective and policies. In placing such orders, each investment adviser will seek the best available price and most favorable execution. The full range and quality of services offered by the executing broker or dealer is considered when making these determinations. No Portfolio, other than the Limited-Term Income Portfolio, currently expects its portfolio turnover rate to exceed 100%. The portfolio turnover rate for the Limited-Term Income Fund for the fiscal year ended October 31, 1995 was 183%. High portfolio activity increases a Portfolio's transaction costs, including brokerage commissions and may result in a greater number of taxable transactions.


    The Money Market Portfolios and the Limited-Term Income Portfolio normally will not incur any brokerage commissions on their transactions because money market and debt instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the obligation, however, usually includes a profit to the dealer. Obligations purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No commissions or discounts are paid when securities are purchased directly from an issuer.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS -- As previously described, investors should be aware that each Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio of the AMR Trust, which is a separate investment company. Since a Fund will invest only in its corresponding Portfolio, that Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio. Historically, the Manager has sponsored traditionally structured funds and, therefore, has limited experience with funds that invest all their assets in a separate portfolio.



    The Manager expects, although it cannot guarantee, that the Trust will achieve economies of scale by investing in the AMR Trust. In addition to selling their interests to the Funds, the Portfolios may sell their interests to other non-affiliated investment companies and/or other institutional investors. All institutional investors in a Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in that Portfolio on the same terms and conditions. However, if another investment company invests all of its assets in a Portfolio, it would not be required to sell its shares at the same public offering price as a Fund and would be allowed to charge different sales commissions. Therefore, investors in a Fund may experience different returns from investors in another investment company that invests exclusively in that Fund's corresponding Portfolio.



    The Fund's investment in a Portfolio may be materially affected by the actions of large investors in that Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in a Portfolio, that Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, that Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in a Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of that Portfolio. A change in a Portfolio's fundamental objective, policies and restrictions, that is not approved by the shareholders of its corresponding Fund could require that Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, that Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for that Fund and could affect adversely its liquidity.


    The Portfolios' and their corresponding Funds' investment objectives and policies are described above. See "Investment Restrictions" for a description of their investment restrictions. The investment objective of a Fund can be changed only with shareholder approval. The approval of a Fund and of other investors in its corresponding Portfolio, if any, is not required to change the investment objective, policies or limitations of that Portfolio, unless otherwise specified. Written notice shall be provided to shareholders of a Fund within thirty days prior to any changes in its corresponding Portfolio's investment objective. If the investment objective of a Portfolio changes and the shareholders of its corresponding Fund do not approve a parallel change in that Fund's investment objective,




PROSPECTUS                             22
the Fund would seek an alternative investment vehicle or the Manager and the investment advisers would actively manage the Funds.


    See "Management and Administration of the Trust" for a complete description of the investment management fee and other expenses associated with a Fund's investment in its corresponding Portfolio. This Prospectus and the SAI contain more detailed information about each Fund and its corresponding Portfolio, including information related to (1) the investment objective, policies and restrictions of each Fund and its corresponding Portfolio, (2) the Board of Trustees and officers of the Trust and the AMR Trust, (3) brokerage practices,
(4) the Funds' shares, including the rights and liabilities of its shareholders, (5) additional performance information, including the method used to calculate yield and total return, and (6) the determination of the value of each Fund's shares.


INVESTMENT RESTRICTIONS

The following fundamental investment restrictions and the non-fundamental investment restrictions are identical for each Fund and its corresponding Portfolio. Therefore, although the following discusses the investment restrictions of each Portfolio and the AMR Trust Board, it applies equally to each Fund and the Board. The following fundamental investment restrictions may be changed with respect to a particular Fund by the majority vote of that Fund's outstanding shares or with respect to a Portfolio by the majority vote of that Portfolio's interest holders. No Portfolio may:

    - Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio's total assets. In addition, although not a fundamental investment restriction and therefore subject to change without shareholder vote, the Money Market Portfolio and the U.S. Treasury Money Market Portfolio apply this restriction with respect to 100% of their assets.

    - Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies and instrumentalities or, with respect to the Money Market Portfolio, the banking industry. Municipal governments and their agencies and authorities are not deemed to be industries. Finance companies as a group are not considered a single industry for purposes of this policy.

The following non-fundamental investment restrictions may be changed with respect to a particular Fund by a vote of a majority of the Board or with respect to a Portfolio by a vote of a majority of the AMR Trust Board. No Portfolio may:


    - Invest in securities of an issuer that, together with any predecessor, has been in operation for less than three years if more than 5% of the Portfolio's total assets would be invested in such securities. This limitation does not apply with regard to collateralized trust securities.



    - Invest more than 15% (or, with respect to any Money Market Portfolio, 10%) of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.



    The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.


YIELDS AND TOTAL RETURNS


From time to time each class of the Money Market Funds may advertise their "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The current yield refers to the income generated by an investment over a seven calendar-day period (which period will be stated






                                       23                           PROSPECTUS
in the advertisement). This income is then annualized by assuming the amount of income generated by the investment during that week is earned each week over a one-year period, and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The Municipal Money Market Fund may also quote "tax equivalent yields," which show the taxable yields a shareholder would have to earn before federal income taxes to equal this Fund's tax-exempt yields. The tax equivalent yield is calculated by dividing the Fund's tax-exempt yield by the result of one minus a stated federal income tax rate. If only a portion of the Fund's income was tax-exempt, only that portion is adjusted in the calculation. As stated earlier, the Fund considers interest on private activity obligations to be exempt from federal income tax. Each class of a Fund has different expenses which will impact its performance.



    Advertised yields for the Institutional and PlanAhead Classes of the Variable NAV Funds will be computed by dividing the net investment income per share earned by the applicable class during the relevant time period by the maximum offering price per share for that class on the last day of the period. Total return quotations advertised by the Funds may reflect the average annual compounded (or aggregate compounded) rate of return during the designated time period based on a hypothetical initial investment and the redeemable value of that investment at the end of the period. Additionally, each class of the Limited-Term Income Fund may advertise a "monthly distribution rate." This rate is based on an annualized monthly dividend accrual rate per share compared with the month-end share price of each class of this Fund. The Funds will at times compare their performance to applicable published indices, and may also disclose their performance as ranked by certain ranking entities. See the SAI for more information about the calculation of yields and total returns.


MANAGEMENT AND ADMINISTRATION OF THE TRUST


FUND MANAGEMENT AGREEMENT -- The Board has general supervisory responsibility over the Trust's affairs. The Manager provides or oversees all administrative, investment advisory and portfolio management services for the Trust pursuant to a Management Agreement dated April 3, 1987, as amended October 1, 1995, together with the Administrative Services Agreement described below. The AMR Trust and the Manager also entered into a Management Agreement dated October 1, 1995 that obligates the Manager to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust. The Manager, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly-owned subsidiary of AMR Corporation ("AMR"), the parent company of American Airlines, Inc., and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services. The assets of the corresponding Portfolios of the Balanced Fund, Growth and Income Fund and International Equity Fund are allocated by the Manager among one or more investment advisers designated for that Fund. See "Investment Advisers." The Manager serves as the sole investment adviser to the corresponding Portfolios of the Limited-Term Income Fund and the Money Market Funds. In addition, with the exception of the International Equity Fund, if so requested by any investment adviser, the Manager will make the investment decisions with respect to assets allocated to that investment adviser which the investment adviser determines should be invested in short-term obligations of the type permitted for investment by the Money Market Portfolios. As of December 31, 1995, the Manager had assets under management totaling
approximately $      billion including approximately $      billion under
active management and $      billion as named fiduciary or fiduciary adviser.
Of the total, approximately $      billion of assets are related to AMR.
American Airlines, Inc. is not responsible for investments made in the American AAdvantage Funds.


    The Manager provides the Trusts with office space, office equipment and personnel necessary to manage and administer the Trusts' operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Trusts by third parties. The Manager also develops the investment programs for each Portfolio, selects and changes investment advisers (subject to approval by the AMR Trust Board and appropriate interest holders), allocates assets among investment advisers, monitors the investment advisers' investment



PROSPECTUS                             24
programs and results, and coordinates the investment activities of the investment advisers to ensure compliance with regulatory restrictions.


    The Manager bears the expense of providing the above services and pays the fees of the investment advisers of the Funds and their Portfolios. As compensation for paying the investment advisory fees and for providing the Portfolios with advisory and asset allocation services, the Manager receives from the AMR Trust an annualized advisory fee that is calculated and accrued daily, equal to the sum of (1) 0.15% of the net assets of the Money Market Portfolios, (2) 0.25% of the net assets of the Limited-Term Income Portfolio,
(3) 0.10% of the net assets of the other Portfolios, plus (4) all fees payable by the Manager to the AMR Trust's investment advisers as described in "Investment Advisers." The advisory fee is payable quarterly in arrears. To the extent that a Fund invests all of its investable assets in its corresponding Portfolio, the Manager will not receive an advisory fee under its Management Agreement with the Trust. The Manager is compensated through the Administrative Services Agreement as described below for other services provided.



    Each Management Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the Board and the AMR Trust Board, including the affirmative votes of a majority of the independent Trustees of each Board who are not parties to the Management Agreement or "interested persons" as defined in the 1940 Act of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval, or by the vote of a Fund's shareholders or a Portfolio's interest holders. A Management Agreement may be terminated with respect to a Fund or a Portfolio at any time, without penalty, by a majority vote of outstanding Fund shares or Portfolio interests on sixty (60) days' written notice to the Manager, or by the Manager, on sixty (60) days' written notice to the Trust or the AMR Trust. A Management Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.



    The Trust is responsible for the following expenses: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds' existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Independent Trustees; insurance and fidelity bond premiums; and any extraordinary expenses of a nonrecurring nature.



    A majority of the Independent Trustees of the Board have adopted written procedures reasonably appropriate to deal with potential conflicts of interest between the Trust and the AMR Trust, including creating a separate Board of Trustees of the AMR Trust.


FUND ADVISORY AGREEMENTS -- Each investment adviser has entered into a separate investment advisory agreement with the Manager to provide investment advisory services to the Funds and their corresponding Portfolios. To the extent that a Fund invests all of its investable assets in a corresponding Portfolio, however, an investment adviser will receive an advisory fee only on behalf of the Portfolio and not on behalf of its corresponding Fund. Except for the Money Market Portfolios and the Limited-Term Income Portfolio, the assets of each Portfolio are allocated among the investment advisers designated for that Portfolio and described in this Prospectus in "Investment Advisers." All investment advisers are subject to approval by the AMR Trust Board and interest holders of the applicable Portfolio. The Manager recommends investment advisers to the AMR Trust Board based upon its continuing quantitative and qualitative evaluation of the investment advisers' skill in managing assets using specific investment styles and strategies. The allocation of assets among investment advisers may be changed at any time by the Manager. Allocations among advisers will vary based upon a variety of factors, including the overall investment performance of each investment adviser, the Portfolio's cash flow needs and market conditions. The Manager need not allocate assets to each investment adviser designated for a Portfolio. The investment advisers can be terminated without penalty to the AMR Trust by the Manager, the AMR Trust Board or the interest holders of the applicable Portfolio. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an investment adviser, and the Manager does not expect to recommend frequent changes of investment advisers. The Prospectus will be supplemented if additional investment advisers are retained or the contract with any existing investment adviser is terminated.


                                       25                           PROSPECTUS

    Each investment adviser has discretion to purchase and sell securities for its segment of a Portfolio's assets in accordance with that Portfolio's objectives, policies and restrictions and the more specific strategies provided by the Manager. Although the investment advisers are subject to general supervision by the AMR Trust Board and the Manager, these parties do not evaluate the investment merits of specific securities transactions. As compensation for its services, each investment adviser is paid a fee by the Manager out of the proceeds of the management fee received by the Manager from the AMR Trust.


ADMINISTRATIVE SERVICES AGREEMENT -- The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide the Funds those administrative and management services (other than investment advisory services) described in the Management Agreement. As compensation for these services, the Manager receives an annualized fee of 0.25% of the net assets of the Institutional Class of the Variable NAV Funds and 0.05% of the net assets of the Institutional Class of the Money Market Funds. The fee is payable quarterly in arrears.

ALLOCATION OF FUND EXPENSES -- Expenses of each Fund generally are allocated equally among the shares of that Fund, regardless of class. However, certain expenses approved by the Board will be allocated solely to the class to which they relate.

PRINCIPAL UNDERWRITER -- BROKERS TRANSACTION SERVICES, INC. ("BTS"), 7001 Preston Road, Dallas, Texas 75205, serves as the principal underwriter of the Trust.

CUSTODIAN AND TRANSFER AGENT -- NATIONSBANK OF TEXAS, N.A., Dallas, Texas, serves as custodian for the Portfolios and the Funds and as transfer agent for the Institutional Class. THE CHASE MANHATTAN BANK N.A., New York, New York, acts as subcustodian for the International Equity Portfolio.

INDEPENDENT AUDITOR -- The independent auditor for the Trust and the AMR Trust is ERNST & YOUNG LLP, Dallas, Texas.

INVESTMENT ADVISERS

Set forth below is a brief description of the investment advisers for each Fund and its corresponding Portfolio, except for the Money Market Funds and their corresponding Portfolios, whose sole investment adviser is the Manager. Except for the Manager, none of the investment advisers provides any services to the Funds or the Portfolios except for portfolio investment management and related recordkeeping services, or has any affiliation with the Trust, the AMR Trust or the Manager.


    William F. Quinn has served as President of the Manager since it was founded in 1986 and Nancy A. Eckl currently serves as Vice President-Trust Investments of the Manager. She previously served as Vice President-Finance and Compliance of the Manager from December 1990 to May 1995. In these capacities, Mr. Quinn and Ms. Eckl have primary responsibility for the day-to-day operations of the Balanced Fund, the Growth and Income Fund, the International Equity Fund and their corresponding Portfolios. These responsibilities include oversight of the investment advisers, regular review of each adviser's performance and asset allocations among investment advisers.



    Michael W. Fields is responsible for the portfolio management oversight of the Limited-Term Income Fund and its corresponding Portfolio. Mr. Fields has been with the Manager since it was founded in 1986 and currently serves as Vice President-Fixed Income Investments. Benjamin L. Mayer is responsible for the day-to-day portfolio management of the Limited-Term Income Portfolio. Mr. Mayer has served as Senior Portfolio Manager of the Manager since May 1995. Prior to that time, he was a Vice President of Institutional Fixed Income Sales at Merrill Lynch, Pierce, Fenner & Smith from January 1994 to April 1995 and Vice President, Regional Senior Strategist from April 1989 to January 1994. Mr. Mayer has had portfolio management responsibility for the Fund since August 1995.



PROSPECTUS                             26

    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("Barrow"), 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204, is a professional investment counseling firm which has been providing investment advisory services since 1979. The firm is wholly owned by United Asset Management Corporation, a Delaware corporation, which owns forty- investment management companies, including Barrow. As of December 31, 1995, Barrow had discretionary investment management authority
with respect to approximately $      billion of assets, including approximately
$      billion of assets of AMR and its subsidiaries and affiliated entities.
Barrow serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio and the Limited-Term Income Portfolio, although the Manager does not presently intend to allocate any of the assets in the Limited-Term Income Portfolio to Barrow. The Manager pays Barrow an annualized fee equal to .30% on the first $200 million in AMR Trust assets under its discretionary management, .20% on the next $300 million, .15% on the next $500 million, and .125% on assets over $1 billion.



    CAPITAL GUARDIAN TRUST COMPANY ("Capital"), 333 South Hope Street, Los Angeles, California 90071, is a California state chartered trust company which was formed in 1968. The firm is a wholly owned subsidiary of The Capital Group, Inc., a company whose subsidiaries provide investment management and related
financial services. Capital managed approximately $      billion in assets as
of December 31, 1995, which included approximately $      million of assets of
AMR and its subsidiaries and affiliated entities. Capital serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio and the Limited-Term Income Portfolio, although the Manager does not presently intend to allocate any of the assets in the Limited-Term Income Portfolio to Capital. The Manager pays Capital an annualized fee equal to .50% of the first $20 million of AMR Trust assets under its discretionary management, .35% of the next $30 million of assets, and .225% of all excess assets for the Growth and Income Portfolio and .20% of all excess assets for the Balanced Portfolio. However, a 5% fee reduction applies to assets between $500 million and $750 million, a 7.5% fee reduction on assets between $750 million and $1 billion and a 10% fee reduction on assets over $1 billion. The reduction is applied to the overall effective fee rate for all assets managed by Capital.



    GSB INVESTMENT MANAGEMENT, INC. ("GSB"), 301 Commerce Street, Fort Worth, Texas 76102, is a professional investment management firm which was founded in 1987 by Frank P. Ganucheau, Mark J. Stupfel, and Lyle E. Brumley. GSB is wholly owned by United Asset Management Corporation, a Delaware corporation, which owns forty- investment management companies, including GSB. As of December 31, 1995,
GSB managed approximately $    billion of assets, including approximately $
million of assets of AMR and its subsidiaries and affiliated entities. GSB serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio. The Manager pays GSB an annualized fee equal to .30% of the first $100 million in AMR Trust assets under its discretionary management, .25% of the next $100 million, .20% of the next $100 million, and .15% on all excess assets.



    HOTCHKIS AND WILEY, 800 West Sixth Street, 5th Floor, Los Angeles, California 90017, is a professional investment counseling firm which was founded in 1980 by John F. Hotchkis and George Wiley, who are the firm's founding General Partners. Assets under management as of December 31, 1995 were
approximately $      billion, which included approximately $      million of
assets of AMR and its subsidiaries and affiliated entities. Hotchkis and Wiley serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio. The advisory contract provides for the Manager to pay Hotchkis and Wiley an annualized fee equal to
 .60% of the first $10 million of assets under its discretionary management, .50% of the next $140 million of assets, .30% on the next $50 million of assets and .20% of all excess AMR Trust assets managed by Hotchkis.



    INDEPENDENCE INVESTMENT ASSOCIATES, INC. ("IIA"), 53 State Street, Boston, Massachusetts 02109, is a professional investment counseling firm which was founded in 1982. The firm is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company. Assets under management as of December 31, 1995, including funds managed for its parent company, were approximately $
billion, which included approximately $      million of assets of AMR and its
subsidiaries and affiliated entities. IIA serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio. The Manager pays IIA an annualized fee equal to .50%



                                       27                           PROSPECTUS
of the first $30 million of AMR Trust assets under its discretionary management, .25% of the next $70 million of assets, and .20% of all excess assets.



    MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, is a wholly owned subsidiary of Morgan Stanley Group Inc. MSAM provides portfolio management and named fiduciary services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and debt securities. As of December 31, 1995, MSAM had assets under
management totaling approximately $      billion, including approximately $
billion under active management and $      billion as named fiduciary or
fiduciary adviser. As of December 31, 1995, MSAM had investment authority over
approximately $      million of assets of AMR and its subsidiaries and
affiliated entities. MSAM serves as an investment adviser to the International Equity Portfolio. For this service, the Manager pays MSAM an annual fee equal to
 .80% of the first $25 million in AMR Trust assets under its discretionary management, .60% of the next $25 million in assets, .50% of the next $25 million in assets and .40% on all excess assets.



    TEMPLETON INVESTMENT COUNSEL, INC. ("Templeton"), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091, is a professional investment counseling firm which has been providing investment services since 1979. Templeton is indirectly owned by Franklin Resources, Inc. As of December 31, 1995, Templeton had discretionary investment management authority with respect
to approximately $      billion of assets, including approximately $ million of
assets of AMR and its subsidiaries and affiliated entities. Templeton serves as an investment adviser to the International Equity Portfolio. For this service, the Manager pays Templeton an annualized fee equal to .50% of the first $100 million in AMR Trust assets under its discretionary management, .35% of the next $50 million in assets, .30% of the next $250 million in assets and .25% on assets over $400 million.


    Solely for the purpose of determining the applicable percentage rates when calculating the fees for each investment adviser other than MSAM, there shall be included all other assets or trust assets of American Airlines, Inc. also under management by each respective investment adviser (except assets managed by Barrow under the HALO Bond Program). For the purpose of determining the applicable percentage rates when calculating MSAM's fees, all equity account assets managed by MSAM on behalf of American Airlines, Inc. shall be included. The inclusion of any such assets will result in lower overall fee rates being applied to the applicable Portfolio.

PURCHASE, REDEMPTION AND VALUATION OF SHARES

PURCHASING SHARES OF THE TRUST -- Institutional Class shares are offered without a sales charge to institutions -- including bank trust departments acting on behalf of their clients (such as employee benefit plans, personal trusts and other accounts for which the bank acts as agent or fiduciary); endowment funds and charitable foundations; employee welfare plans which are tax-exempt under Section 501(c)(9) of the Internal Revenue Code of 1986, as amended ("Code"); qualified pension and profit sharing plans, and cash or deferred arrangements under Section 401(k) of the Code; corporations; and others who make an initial investment of at least $2 million. However, the Manager may waive this minimum investment requirement. In addition, investors with less than $2 million currently can invest in the Funds indirectly through certain institutions which may charge the investor an additional fee for their services.

    Trust shares are sold without a sales charge at the net asset value next determined after the acceptance of a purchase order. Shares of the Variable NAV Funds are offered and purchase orders accepted until 4:00 p.m. Eastern time on each day on which the New York Stock Exchange (the "Exchange") is open for trading and the custodian/transfer agent is open for business ("Business Day"). Shares of the Money Market Fund are offered and orders accepted until 3:00 p.m. Eastern time on each day on which the Federal Reserve and the custodian/transfer agent are open for business ("Money Market Business Day"). Shares are offered and orders are accepted for the Municipal Money Market Fund until 12:00 p.m. Eastern time and for the U.S. Treasury Money Market Fund until 12:30 p.m. Eastern time on each Money Market Business Day. The Trust reserves the right to reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares.


PROSPECTUS                             28

    Institutional Class shares may be purchased and redeemed as follows:


BY WIRE -- Purchases may be made by wiring funds. To ensure prompt receipt of a transmission by wire, the investor should: telephone the transfer agent at
(214) 508-5038 or (800) 658-5811 and specify the Fund whose shares are to be purchased; provide the name, address, telephone number and account number of the investor; and identify the amount being wired and by which bank. If the investor is opening a new account, the transfer agent will provide the investor with an account number. The investor should instruct its bank to designate the account number which the transfer agent has assigned to the investor and to transmit the federal funds to: Federal Reserve Bank, Dallas, for NationsBank of Texas, N.A. ABA Routing #111-000-025, Corporate Trust Suspense Account No. 0180019810, reference American AAdvantage Funds, attention: Fund Account Services.



BY DEPOSITING SECURITIES -- Shares of a Fund may be purchased in exchange for an investor's securities if the securities are acceptable to that Fund's corresponding Portfolio and satisfy applicable investment objectives and policies. Investors interested in exchanging securities must first contact the Manager and acquire instructions regarding submission of a written description of the securities which the investor wishes to exchange. The investor must represent that all such securities offered to any Fund are not subject to any sale restrictions. Within five business days after receipt of the written description, the Manager will advise the investor whether the securities to be exchanged are acceptable. There is no charge for this review by the Manager. Securities accepted by a Fund must have a readily ascertainable value as evidenced by a listing on the Exchange, American Stock Exchange or Nasdaq. Securities are valued in the manner described for valuing Portfolio assets in the section entitled "Valuation of Shares." Acceptance of such orders may occur on any day during the five-day period afforded the Manager to review the acceptability of the securities. Upon notice of acceptance of such orders, the securities must be delivered in fully negotiable form within three days. The Manager will provide delivery instructions at the time of acceptance. A gain or loss for federal income tax purposes may be realized by the investor upon the securities exchange, depending upon the adjusted tax basis and value of the securities tendered. A Fund will accept securities in this manner only for purposes of investment by its corresponding Portfolio, and not for resale.



BY MAIL -- Share purchases of any Fund may be made by mail by sending a check or other negotiable bank draft payable to the applicable Fund to "NationsBank of Texas, N.A., 11th Floor, Elm Place, P.O. Box 830840, Dallas, Texas 75283-0840, Attn.: American AAdvantage Funds -- Institutional Class." An additional purchase of shares should be accompanied by the shareholder's account number. Purchase checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.


REDEMPTION OF SHARES -- Variable NAV Fund shares may be redeemed on any Business Day by writing directly to NationsBank of Texas, N.A. at the address above under "Purchasing Shares of the Trust -- By Mail." Shares of the Money Market Funds may be redeemed on any Money Market Business Day by writing to the same address. The redemption price will be the net asset value per share next determined after receipt by NationsBank of Texas, N.A. of all required documents in good order. "Good order" means that the request must include a letter of instruction or stock assignment specifying the number of shares or dollar amount to be redeemed, signed by an authorized signatory for the owners of the shares in the exact names in which they appear on the account, and accompanied by such other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodians, corporations, IRAs and welfare, pension and profit-sharing plans. In addition, any share certificates being redeemed must be returned duly endorsed or accompanied by a stock assignment with signatures guaranteed by a bank, trust company or member of a recognized stock exchange.


    Payment for redeemed shares will be made in cash within seven days after the receipt of a redemption request in good order. However, the Fund reserves the right to suspend redemptions or postpone the date of payment (a) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), or when trading on the Exchange is restricted, (b) at such time as an emergency exists as determined by the Securities and Exchange Commission so that disposal of a Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the Funds' shareholders. Shares purchased by check may not be redeemed until the funds






                                       29                           PROSPECTUS
have cleared, which may take up to 15 days. Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the applicable Fund's corresponding Portfolio. See the SAI for further information concerning redemptions in kind.


FULL REDEMPTIONS -- Unpaid dividends credited to an account up to the date of redemption of all shares of a Money Market Fund generally will be paid at the time of redemption.





DISTRIBUTION OF TRUST SHARES -- Shares are distributed through the Funds' principal underwriter, BTS. BTS is compensated by the Manager, and not the Trust. The Trust does not incur any direct distribution expenses other than those related to Platinum Class shares. However, the Trust has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act which authorizes the use of any fees received by the Manager in accordance with the Administrative Services and Management Agreements and any fees received by the investment advisers pursuant to their Advisory Agreements with the Manager, to be used for distribution purposes.



VALUATION OF SHARES -- The net asset value of each share (share price) of the Variable NAV Funds is determined as of 4:00 p.m. Eastern time on each Business Day and the net asset value of each share of the Money Market Funds is determined as of 4:00 p.m. Eastern time on each Money Market Business Day. The net asset value of shares of the Institutional Class will be determined based on a pro rata allocation of the value of the Fund's corresponding Portfolio's investment income, expenses and total capital gains and losses. The allocation will be based on comparative net asset value at the beginning of the day except for expenses related solely to one class of shares ("Class Expenses") which will be borne only by the appropriate class of shares. Because of the Class Expenses, the net income attributable to and the dividends payable for each class of shares may be different. Additionally, the Variable NAV Funds may compute differing share prices as a result of Class Expenses.


    Equity securities listed on securities exchanges, including all but United Kingdom securities of the International Equity Portfolio, are valued at the last quoted sales price on a designated exchange prior to the close of trading on the Exchange or, lacking any sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Securities of the United Kingdom held in the International Equity Portfolio are priced at the last jobber price (mid of the bid and offer prices quoted by the leading stock jobber in the security) prior to close of trading on the Exchange. Trading in foreign markets is usually completed each day prior to the close of the Exchange. However, events may occur which affect the values of such securities and the exchange rates between the time of valuation and the close of the Exchange. Should events materially affect the value of such securities during this period, the securities are priced at fair value, as determined in good faith and pursuant to procedures approved by the Board. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) will normally be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the AMR Trust Board. Assets and liabilities denominated in foreign currencies and forward currency contracts are translated into U.S. dollar equivalents based on prevailing market rates. Portfolio obligations held by the Money Market Portfolios are valued in accordance with the amortized cost method, which is designed to enable those Portfolios and their corresponding Funds to maintain a consistent $1.00 per share net asset value. Investment grade short-term obligations with 60 days or less to maturity held by all other Portfolios also are valued using the amortized cost method as described in the SAI.


DIVIDENDS, OTHER DISTRIBUTIONS AND TAX MATTERS



DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and other distributions paid on each class of a Fund's shares are calculated at the same time and in the same manner. Dividends from the net investment income of the Balanced Fund, the Growth and Income Fund and the International Equity Fund normally are declared annually.





PROSPECTUS                             30

Dividends consisting of substantially all of the net investment income of the Limited-Term Income Fund, which are paid monthly, normally are declared on each Business Day immediately prior to the determination of the net asset value and are payable to shareholders of record as of the opening of business on the day on which declared. A Fund's net investment income attributable to the Institutional Class will consist of that class's pro rata share of the Fund's share of dividends and interest (including discount) accrued on the securities held by its corresponding Portfolio, less applicable expenses of the Fund and the Portfolio attributable to the Institutional Class. Distributions of a Fund's share of its corresponding Portfolio's realized net short-term capital gain, net capital gain (the excess of net long-term capital gain over net short-term capital loss), and net gains from foreign currency transactions, if any, normally will be made annually.



    All of each Money Market Fund's net investment income and net short-term capital gain, if any, generally is declared as dividends on each Money Market Business Day immediately prior to the determination of the net asset value. Dividends generally will be paid on the first Money Market Business Day of the following month. Each Money Market Fund's net investment income attributable to the Institutional Class will consist of that class pro rata share of the Fund's share of interest accrued and discount earned on its corresponding Portfolio's securities, less amortization of premium and estimated expenses of both the Portfolio and the Fund attributable to the Institutional Class. The Money Market Portfolios do not expect to realize net capital gain and, therefore, the Money Market Funds do not foresee paying any capital gain distributions. If any Money Market Fund (either directly or indirectly through its corresponding Portfolio) incurred or anticipated any unusual expenses, loss or depreciation that would adversely affect its net asset value or income for a particular period, the Board would at that time consider whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances.



    Unless a shareholder elects otherwise on the account application, all dividends and other distributions on a Fund's Institutional Class shares will be automatically declared and paid in additional Institutional Class shares of that Fund. However, a shareholder may choose to have distributions of net capital gain paid in shares and dividends paid in cash or to have all such distributions and dividends paid in cash. An election may be changed at any time by delivering written notice that is received by the transfer agent at least ten days prior to the payment date for a dividend or other distribution.



TAX INFORMATION -- Each Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company under the Code. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (generally, net investment income plus any net short-term capital gain and gains from certain foreign currency transactions) and net capital gain that it distributes to its shareholders. However, a Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that calendar year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these and other purposes, dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Each Portfolio received a ruling from the Internal Revenue Service that it is classified for federal income tax purposes as a partnership; accordingly, no Portfolio is subject to federal income tax.


    Dividends from a Fund's investment company taxable income will be taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gain (whether received in cash or paid in additional Fund shares), when designated as such, generally will be taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. A capital gain distribution from a Fund also may be offset by capital losses from other sources.


    Some foreign countries may impose withholding taxes on certain dividends payable to the International Equity Portfolio. The International Equity Fund's share of any such withheld tax by that Fund as a deduction or, if it



                                       31                           PROSPECTUS
satisfies certain requirements, it may elect to flow the tax through to its shareholders, who in turn may either treat it as a deduction or use it in calculating a credit against their federal income tax.

    A portion of the income dividends paid by the Balanced Fund and Growth and Income Fund is eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the respective Fund's aggregate dividends received from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction may be subject indirectly to the AMT. The International Equity Fund's dividends will most likely not qualify for the dividends-received deduction because none of the dividends received by that Fund are expected to be paid by U.S. corporations.

    Distributions by the Municipal Money Market Fund that it designates as "exempt-interest dividends" generally may be excluded from gross income by its shareholders. If the Municipal Money Market Portfolio earns taxable income from any of its investments, the Municipal Money Market Fund's share of income will be distributed to its shareholders as a taxable dividend. To the extent that Portfolio invests in private activity obligations, that Fund's shareholders will be required to treat a portion of its dividends as a "tax preference item" in determining their liability for the AMT. Exempt-interest dividends also may be subject to tax under state and local tax laws. Because some states exempt from tax the interest on their own obligations and obligations of governmental agencies and municipalities in the state, shareholders will receive tax information each year regarding the Municipal Money Market Fund's exempt-interest income by state. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of that Fund is not deductible.

    Redemption of Fund shares (other than shares of the Money Market Funds) may result in taxable gain or loss to the redeeming shareholder, depending upon whether the fair market value of the redemption proceeds exceeds or is less than the shareholder's adjusted basis for the redeemed shares. If shares of a Fund are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

    If shares are purchased shortly before the record date for a dividend (other than an exempt-interest dividend) or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.


    Each Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) (and for the International Equity Fund, if it satisfies the requirements and makes the election referred to above, their share of that Fund's share of any foreign taxes paid by the International Equity Portfolio) that year and of any portion of those dividends that qualifies for the corporate dividends-received deduction. The notice sent by the Municipal Money Market Fund specifies the amounts of exempt-interest dividends (and the portion thereof, if any, that is a tax preference item for purposes of the AMT) and any taxable dividends.


    Each Fund is required to withhold 31% of all taxable dividends, and, for all Funds other than the Money Market Funds, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number or (except with respect to redemption proceeds) who otherwise are subject to back-up withholding.

    The foregoing is only a summary of some of the important tax considerations generally affecting the Funds and their shareholders. Prospective investors are urged to consult their own tax advisers regarding specific questions as to the effect of federal, state or local income taxes on any investment in the Trust. For further tax information, see the SAI.

GENERAL INFORMATION

The Trust currently is comprised of eight separate investment portfolios. Each Fund is comprised of three classes of shares, which can be issued in an unlimited number. Each share represents an equal proportionate beneficial interest in that Fund and is entitled to one vote. Only shares of a particular class may vote on matters affecting that




PROSPECTUS                             32
class. Only shares of a particular Fund may vote on matters affecting that Fund. All shares of the Trust vote on matters affecting the Trust as a whole. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares of the Trust are nontransferable.

    On most issues subjected to a vote of a Portfolio's interest holders, as required by the 1940 Act, its corresponding Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by that Fund's shareholders. Because a Portfolio interest holder's votes are proportionate to its percentage interests in that Portfolio, one or more other Portfolio investors could, in certain instances, approve an action against which a majority of the outstanding voting securities of its corresponding Fund had voted. This could result in that Fund's redeeming its investment in its corresponding Portfolio, which could result in increased expenses for that Fund. Whenever the shareholders of a Fund are called to vote on matters related to its corresponding Portfolio, the Board shall vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Any information received from a Portfolio in the Portfolio's report to shareholders will be provided to the shareholders of its corresponding Fund.

    As a Massachusetts business trust, the Trust is not obligated to conduct annual shareholder meetings. However, the Trust will hold special shareholder meetings whenever required to do so under the federal securities laws or the Trust's Declaration of Trust or By-Laws. Trustees can be removed by a shareholder vote at special shareholder meetings.


    As more fully described in the SAI, the following persons may be deemed to control certain Funds by virtue of their ownership of more than 25% of the outstanding shares of a Fund as of December 31, 1995:



AMERICAN AADVANTAGE BALANCED FUND
    AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof                          %
AMERICAN AADVANTAGE GROWTH AND INCOME FUND
    AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof                          %
AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND
    AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof                          %
AMERICAN AADVANTAGE LIMITED-TERM INCOME FUND
    AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof                          %
    Retirement Advisors of America, Inc.                                                                  %
AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND

SHAREHOLDER COMMUNICATIONS


Shareholders will receive periodic reports, including annual and semi-annual reports which will include financial statements showing the results of the Funds' operations and other information. The financial statements of the Trust will be audited by Ernst & Young LLP, independent auditor, at least annually. Shareholder inquiries and requests for information regarding the other investment companies which also invest in the AMR Trust should be made in writing to the Funds at P.O. Box 619003, MD 5645, Dallas/Fort Worth Airport, Texas 75261-9003, or by calling (800) 967-9009.


    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN SALES LITERATURE SPECIFICALLY APPROVED BY OFFICERS OF THE TRUST FOR USE IN CONNECTION WITH THE OFFER OF ANY INSTITUTIONAL CLASS SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.


American AAdvantage Funds is a registered service mark of AMR Corporation. PlanAhead Class, Platinum Class, American AAdvantage Balanced Fund, American AAdvantage Growth and Income Fund, American AAdvantage International Equity Fund, American AAdvantage Limited-Term Income Fund, American AAdvantage Money Market Fund, American AAdvantage Municipal Money Market Fund, American AAdvantage U.S. Treasury Money Market Fund are service marks of AMR Investment Services, Inc.



                                       33                           PROSPECTUS

                                      LOGO

                            - Institutional Class -
                                P.O. Box 619003
                        Dallas/Fort Worth Airport, Texas
                                   75261-9003
                                 (800) 967-9009

                             - PlanAhead Class -sm
                                 P.O. Box 4580
                          Chicago, Illinois 60680-4580
                                 (800) 231-4252

                              - Platinum Class -sm
                                P.O. Box 619003
                        Dallas/Fort Worth Airport, Texas
                                   75261-9003
                                 (800) 967-9009






PROSPECTUS                             34

THIS PROSPECTUS contains important information about the PlanAhead Class of the AMERICAN AADVANTAGE FUNDS ("Trust"), an open-end management investment company which consists of the multiple investment portfolios. This prospectus pertains only to the seven funds listed on this cover page (individually referred to as a "Fund" and, collectively, the "Funds"). EACH FUND WILL SEEK ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A CORRESPONDING PORTFOLIO (INDIVIDUALLY REFERRED TO AS A "PORTFOLIO" AND, COLLECTIVELY, "PORTFOLIOS") OF THE AMR INVESTMENT SERVICES TRUST ("AMR TRUST") WHICH HAS AN INVESTMENT OBJECTIVE IDENTICAL TO THAT FUND. The investment experience of each Fund will correspond directly with the investment experience of each Portfolio. Each Fund consists of multiple classes of shares designed to meet the needs of different groups of investors. PlanAhead Class shares are available to all investors, including smaller institutional investors, investors using intermediary organizations such as discount brokers or plan sponsors, individual retirement accounts, and self-employed individual retirement plans. Investors should read this Prospectus carefully before making an investment decision and retain it for future reference.



IN ADDITION TO THIS PROSPECTUS, a Statement of Additional Information ("SAI") dated March 1, 1996 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SAI contains more detailed information about the Funds. For a free copy of the SAI, call 800-423-7526. For further information about the PlanAhead Class or for information on the other classes of shares, please refer to the appropriate address and phone number on the back cover of this Prospectus.


AN INVESTMENT IN ANY OF THE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO MAINTAIN A STABLE PRICE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCH STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                     (LOGO)


                 BALANCED FUND

                 GROWTH AND INCOME FUND

                 INTERNATIONAL EQUITY FUND

                 LIMITED-TERM INCOME FUND

                 MONEY MARKET FUND

                 MUNICIPAL MONEY MARKET FUND

                 U.S. TREASURY MONEY MARKET FUND

The AMERICAN AADVANTAGE BALANCED FUND(SM) ("Balanced Fund") seeks income and capital appreciation by investing all of its investable assets in the Balanced Portfolio of the AMR Trust ("Balanced Portfolio") which in turn primarily invests in equity and debt securities (such as stocks and bonds).



The AMERICAN AADVANTAGE GROWTH AND INCOME FUND(SM) ("Growth and Income Fund") seeks long-term capital appreciation and current income by investing all of its investable assets in the Growth and Income Portfolio of the AMR Trust ("Growth and Income Portfolio") which in turn primarily invests in equity securities (such as stocks).



The AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM) ("International Equity Fund") seeks long-term capital appreciation by investing all of its investable assets in the International Equity Portfolio of the AMR Trust ("International Equity Portfolio") which in turn primarily invests in equity securities of issuers based outside the United States (such as foreign stocks).



The AMERICAN AADVANTAGE LIMITED-TERM INCOME FUND(SM) ("Limited-Term Income Fund") seeks income and capital appreciation by investing all of its investable assets in the Limited-Term Income Portfolio of the AMR Trust ("Limited-Term Income Portfolio") which in turn primarily invests in debt obligations.



The AMERICAN AADVANTAGE MONEY MARKET FUND(SM) ("Money Market Fund"), AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND(SM) ("Municipal Money Market Fund") and AMERICAN AADVANTAGE U.S. TREASURY MONEY MARKET FUND(SM) ("U.S. Treasury Money Market Fund") (collectively, the "Money Market Funds") each seeks current income, liquidity, and the maintenance of a stable price per share of $1.00 by investing all of its investable assets in the Money Market Portfolio of the AMR Trust ("Money Market Portfolio"), the Municipal Money Market Portfolio of the AMR Trust ("Municipal Money Market Portfolio") and the U.S. Treasury Money Market Portfolio of the AMR Trust ("U.S. Treasury Money Market Portfolio"), respectively (collectively the "Money Market Portfolios"), which in turn invest in high quality, short-term obligations. The Municipal Money Market Portfolio invests primarily in municipal obligations and the U.S. Treasury Money Market Portfolio invests exclusively in obligations backed by the full faith and credit of the U.S. Government and in repurchase agreements that are collateralized by U.S. Government full faith and credit obligations.



    Under a Hub and Spoke(R)(1) operating structure, each Fund seeks its investment objective by investing all of its investable assets in a corresponding Portfolio as described above. Each Portfolio's investment objective is identical to that of its corresponding Fund. Whenever the phrase "all of the Fund's investable assets" is used, it means that the only investment securities that will be held by a Fund will be that Fund's interest in its corresponding Portfolio. AMR Investment Services, Inc. ("Manager") provides investment management and administrative services to the Portfolios and administrative services to the Funds. This Hub and Spoke operating structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Accordingly, investors should carefully consider this investment approach. See "Investment Objectives, Policies and Risks -- Additional Information About the Portfolios." A Fund may withdraw its investment in a corresponding Portfolio at any time if the Trust's Board of Trustees ("Board") determines that it would be in the best interest of that Fund and its shareholders to do so. Upon any such withdrawal, that Fund's assets would be invested in accordance with the investment policies and restrictions described in this Prospectus and the SAI.


Table of Fees and Expenses
Financial Highlights
Introduction
Investment Objectives,
 Policies and Risks
Investment Restrictions
Yields and Total Returns
Management and Administration
 of the Trust
Investment Advisers
How to Purchase Shares

                                        2                             PROSPECTUS

How to Redeem Shares
Retirement Accounts
Exchange Privilege
Distribution of Trust Shares
Valuation of Shares
Dividends, Other
 Distributions and Tax Matters
General Information

Shareholder Communications


------------------------------------
(1)Hub and Spoke is a registered service mark of Signature Financial Group, Inc.


PROSPECTUS                              3

TABLE OF FEES AND EXPENSES

Annual Operating Expenses (as a percentage of average net assets):


                                                                                                            U.S.
                                                    GROWTH     INTER-    LIMITED-              MUNICIPAL  TREASURY
                                                     AND      NATIONAL     TERM     MONEY       MONEY      MONEY
                                        BALANCED    INCOME     EQUITY     INCOME    MARKET      MARKET     MARKET
                                          FUND       FUND       FUND       FUND      FUND        FUND       FUND
 Management Fees(1)                       0.28%      0.28%      0.43%      0.20%     0.15%       0.15%      0.15%
 12b-1 Fees                               0.00       0.00       0.00       0.00      0.00        0.00       0.00
 Other Expenses (after fee waivers)(2)    0.71       0.71       0.80       0.65      0.40        0.53       0.57
                                          ----       ----       ----       ----      ----        ----       ----
 Total Operating Expenses (after fee
 waivers)(3)                              0.99%      0.99%      1.23%      0.85%     0.55%       0.68%      0.72%
                                          -----      -----      -----      -----     -----       -----      -----

(1) The "Management Fee" represents those investment advisory fees paid to the Manager and the investment advisers.

(2) "Other Expenses" before fee waivers are estimated to be 0.75% for the Balanced Fund and the Growth and Income Fund, 0.78% for the Limited-Term Income Fund and 0.68% for the Municipal Money Market Fund.

(3) "Total Operating Expenses" before fee waivers are estimated to be 1.03% for the Balanced Fund and the Growth and Income Fund, 0.98% for the Limited-Term Income Fund and 0.83% for the Municipal Money Market Fund.

     The Board believes that the aggregate per share expenses of each Fund and its corresponding Portfolio will be approximately equal to the expenses that the Fund would incur if its assets were invested directly in the type of securities held by the Portfolio.



EXAMPLES

A PlanAhead Class investor in each Fund would directly or indirectly pay on a cumulative basis the following expenses on a $1,000 investment assuming a 5% annual return:

                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Balanced Fund                         $10      $32       $55       $121
 Growth and Income Fund                 10       32        55        121
 International Equity Fund              13       39        68        149
 Limited-Term Income Fund                9       27        47        105
 Money Market Fund                       6       18        31         69
 Municipal Money Market Fund             7       22        38         85
 U.S. Treasury Money Market Fund         7       23        40         89

    The purpose of the table above is to assist a potential investor in understanding the various costs and expenses to be incurred directly or indirectly as a shareholder in the PlanAhead Class of a Fund. Additional information may be found under "Management and Administration of the Trust" and "Investment Advisers."

THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND PERFORMANCE MAY BE BETTER OR WORSE THAN THE 5% ANNUAL RETURN ASSUMED IN THE EXAMPLES.


FINANCIAL HIGHLIGHTS





                                        4                             PROSPECTUS

The financial highlights in the following tables have been derived from financial statements of the Trust information has been audited by Ernst & Young LLP, independent auditors. Such information should be read in conjunction with the financial statements and the report of the independent auditors appearing in the Annual Report incorporated by reference in the SAI, which contains further information about performance of the Funds and can be obtained by investors without charge.






PROSPECTUS                              5

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                      BALANCED FUND
                                                      -------------
                          PLANAHEAD CLASS                              INSTITUTIONAL CLASS
                          ---------------                              -------------------
                          YEAR       PERIOD                           YEAR ENDED OCTOBER 31                        PERIOD
                          -----      ------                           ---------------------                        ------
                          ENDED      ENDED                                                                         ENDED
                          -----      -----                                                                         -----
                        OCTOBER 31, OCTOBER 31,                                                                  OCTOBER 31,
                       ------------ -----------                                                                -----------
                        1995(4)(5)  1994(1)(3)   1994(3)     1993      1992     1991   1990(2)     1989     1988 1987(1)
                        ----------  ----------   -------     ----      ----     ----   -------     ----     ---- -------
Net asset value,
beginning of period         $12.35      $12.35    $13.23   $11.99    $11.60    $9.87    $11.05   $10.13    $9.08  $10.00
                            ------      ------    ------   ------    ------    -----    ------   ------    -----  ------
Income from
investment
operations:
 Net investment
 income                       0.54        0.12      0.57     0.49      0.55     0.58      0.57     0.53     0.56    0.16
 Net gains (losses)
 on securities (both
 realized and
 unrealized)                  1.67      (0.12)    (0.54)     1.57      0.41     1.79    (1.18)     0.90     0.73  (1.08)
                              ----      ------    ------     ----      ----     ----    ------     ----     ----  ------
Total from investment
operations                    2.21        0.00      0.03     2.06      0.96     2.37    (0.61)     1.43     1.29  (0.92)
                              ----        ----      ----     ----      ----     ----    ------     ----     ----  ------
Less distributions:
Dividends from net
investment income           (0.52)          --    (0.56)   (0.52)    (0.56)   (0.64)    (0.51)   (0.51)   (0.24)      --
 Distributions from
 net realized gains on
 securities                 (0.14)          --    (0.34)   (0.30)    (0.01)       --    (0.06)       --       --      --
                            -----                 ------   ------    ------       --    ------       --       --      --
Total distributions         (0.66)          --    (0.90)   (0.82)    (0.57)   (0.64)    (0.57)   (0.51)   (0.24)      --
                            ------          --    ------   ------    ------   ------    ------   ------   ------      --

Net asset value, end
of period                   $13.90      $12.35    $12.36   $13.23    $11.99   $11.60     $9.87   $11.05   $10.13   $9.08
                            ------      ------    ------   ------    ------   ------     -----   ------   ------   -----
Total return
(annualized)(6)              19.06  (0.16%)(7)   (0.08%)   19.19%     8.75%   25.35%   (5.24%)   15.49%   14.63% (31.84%)

Ratios/supplemental
data:
 Net assets, end of
 period  (in                $5,450        $528  $222,873  $532,543  $370,087 $311,906 $233,702  $210,119  $147,581 $118,985
 thousands)
 Ratios to average
 net assets
 (8)(9)(10)(11):
Expenses                     0.99%       0.92%     0.36%     0.34%     0.35%     0.37%    0.44%    0.47%    0.52%   0.45%
 Net investment
 income                      3.70%       4.04%     4.77%     4.91%     5.31%     6.06%    6.50%    6.32%    6.25%   5.59%
 Portfolio turnover
rate                           73%         48%       48%       83%       80%       55%      62%      78%      77%     17%


(1) The Balanced Fund commenced active operations on July 17, 1987. The PlanAhead Class commenced active operations on August 1, 1994 and at that time, existing shares of the Balanced Fund were designated as Institutional Class shares.

(2) Penmark Investments, Inc. was replaced by Independence Investment Associates, Inc. as an investment adviser to the Fund as of the close of business on February 28, 1990.

(3) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.


                                        6                             PROSPECTUS

(4) GSB Investment Management, Inc. was added as an investment adviser to the Balanced Fund on January 1, 1995.

(5) Net investment income per share was calculated by subtracting class expenses per share from net investment income per share for the Fund before class expenses.

(6) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of 0.30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.

(7) Total return for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the PlanAhead Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total return for the PlanAhead Class would vary from the results shown had it been in operation for the entire year.

(8) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to approximately $.01 per share in each period on an annualized basis.

(9) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.


(10) Operating results of the PlanAhead Class exclude fees waived by the Manager. Had the PlanAhead Class paid such fees during the period, the ratio of expenses and net investment income to average net assets would have been 0.99% and 3.96%, respectively, for the period ended October 31, 1994 and 1.09% and 3.60%, respectively, for the year ended October 31, 1995.



(11) Annualized.






PROSPECTUS                              7

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                   GROWTH AND INCOME FUND
                                                   ----------------------
                       PLANAHEAD CLASS                                        INSTITUTIONAL CLASS
                       ---------------           --------------------------------------------------------------------------
                 YEAR ENDED  PERIOD ENDED                            YEAR ENDED OCTOBER 31,                    PERIOD ENDED
                 ----------  ------------                            ----------------------                    ------------
                 OCTOBER 31, OCTOBER, 31                                                                        OCTOBER 31,
                 ----------- -----------                                                                        -----------
                     1995(5)  1994(1)(4)  1994(4)    1993     1992(3)     1991     1990(2)     1989      1988    1987(1)
                     -------  ----------  -------    ----     -------     ----     -------     ----      ----    -------
Net asset value,
beginning
of period             $14.17    $13.99     $14.63    $12.79    $12.10     $9.47    $11.59      $9.96     $8.30   $10.00
                      ------    ------     ------    ------    ------     -----    ------      -----     -----   ------
Income from
investment
operations:
 Net investment
  income                0.40      0.05       0.43      0.36      0.39      0.42      0.42       0.42      0.42     0.10
 Net gains
  (losses) on
  securities
  (both realized
  and unrealized)       2.22      0.13       0.08      2.21      0.77      2.70    (1.94)       1.59      1.40   (1.80)
                        ----      ----       ----      ----      ----      ----    ------       ----      ----   ------
Total from
investment
operations              2.62      0.18       0.51      2.57      1.16      3.12    (1.52)       2.01      1.82   (1.70)
                        ----      ----       ----      ----      ----      ----    ------       ----      ----   ------
Less
distributions:
 Dividends
  from net
  investment
  income              (0.44)        --     (0.41)    (0.37)    (0.39)    (0.49)    (0.43)     (0.38)    (0.16)       --
 Distributions
  from net
  realized
  gains on
  securities          (0.54)        --     (0.54)    (0.36)    (0.08)        --    (0.17)         --        --       --
                                           ------    ------    ------        --    ------         --        --       --
Total
distributions         (0.98)        --     (0.95)    (0.73)    (0.47)    (0.49)    (0.60)     (0.38)    (0.16)       --
                      ------        --     ------    ------    ------    ------    ------     ------    ------       --
Net asset value
end of period         $15.81    $14.17     $14.19    $14.63    $12.79    $12.10     $9.47     $11.59     $9.96    $8.30
                      ------    ------     ------    ------    ------    ------     -----     ------     -----    -----
Total return
(annualized)(6)       20.14%  3.21%(7)      3.36%    21.49%    10.00%    33.83%  (13.52%)     20.94%    22.20% (58.51%)
-                     ------  --------      -----    ------    ------    ------  --------     ------    ------ --------
Ratios/supplement
al data
Net: assets, end      $4,821       $56    $22,737  $477,088  $339,739  $264,628  $182,430   $187,869  $140,073 $134,796
of period (in
thousands))
 Ratios to
average net
assets
(8)(9)(10)(11):
  Expenses             0.99%     0.95%      0.33%     0.34%     0.36%     0.37%     0.45%      0.45%     0.53%    0.43%
  Net investment
   income              2.23%     1.50%      3.28%     3.12%     3.57%     4.19%     4.49%      4.40%     4.20%    3.68%
 Portfolio
  turnover rate          26%       23%        23%       30%       35%       52%       41%        50%       56%      22%


(1) The Growth and Income Fund commenced active operations on July 17, 1987. The PlanAhead Class commenced active operations on August 1, 1994 and at that time, existing shares of the Growth and Income Fund were designated as Institutional Class shares.






                                        8                             PROSPECTUS

(2) GSB Investment Management, Inc. was added as an investment adviser to the Growth and Income Fund on April 10, 1990.

(3) The assets of the Growth and Income Fund previously managed by Atlanta Capital Management were transferred to GSB Investment Management, Inc. as of the close of business on December 5, 1991.


(4) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.



(5) Net investment income per share was calculated by subtracting class expenses per share from net investment income per share for the Fund before class expenses.


(6) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of 0.30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.

(7) Total return for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the PlanAhead Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total return for the PlanAhead Class would vary from the results shown had it been in operation for the entire year.

(8) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.

(9) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.


(10) Operating results of the PlanAhead Class exclude fees waived by the Manager. Had the PlanAhead Class paid such fees during the period, the ratio of expenses and net investment income to average net assets would have been 1.05% and 1.40%, respectively, for the period ended October 31, 1994, and 1.08% and 2.14%, respectively, for the year ended October 31, 1995.



(11) Annualized






PROSPECTUS                                9

                                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                              INTERNATIONAL EQUITY FUND
                                              -------------------------
                                   PLANAHEAD CLASS                  INSTITUTIONAL CLASS
                                   ---------------                  -------------------
                                                                  YEAR ENDED OCTOBER 31,
                                                                  ----------------------
                                            PERIOD ENDED                                           PERIOD ENDED
                              YEAR ENDED    ------------                                           ------------
                              OCTOBER 31,   OCTOBER 31,                                            OCTOBER 31,
                              -----------   -----------                                            -----------
                                1995(5)     1994(1)(3)(4)   1994(3)(4)      1993(2)        1992        1991(1)
                                -------     -------------   ----------      -------        ----        -------
Net asset value,
beginning of period               $12.85        $12.61        $12.07         $8.93        $10.13        $10.00
                                  ------        ------        ------         -----        ------        ------
Income from investment
operations:
 Net investment income               0.24         0.06          0.32          0.17          0.12            --
 Net gains (losses) on
  securities (both
realized
  and unrealized)                    0.64         0.18          1.10          3.09        (1.31)          0.13
                                     ----         ----          ----          ----        ------          ----
Total from investment
  operations                         0.88         0.24          1.42          3.26        (1.19)          0.13
                                     ----         ----          ----          ----        ------          ----
Less distributions:
 Dividends from net
investment
  income                           (0.21)           --        (0.17)       (0.12 )        (0.01)            --
 Distributions from net
  realized gains on                (0.32)           --        (0.45)            --            --            --
                                   ------           --        ------            --            --            --
securities
Total distributions                (0.53)           --        (0.62)       (0.12 )        (0.01)            --
                                   ------           --        ------       -------        ------            --
Net asset value, end of            $13.20       $12.85        $12.87        $12.07         $8.93        $10.13
                                   ------       ------        ------        ------         -----        ------
period
Total return                        7.37%    11.60%(7)        11.77%       36.56 %      (12.07%)         5.69%
                                    -----    ---------        ------       -------      --------         -----
(annualized)(6)
Ratios/supplemental data:
 Net assets, end of period
  (in thousands)                   $1,456         $375       $23,115       $66,652       $38,837       $10,536
 Ratios to average net
assets (8)(9)(10):
  Expenses                          1.33%        1.25%         0.61%        0.78 %         1.17%     1.90%(11)
  Net investment income             2.08%        1.86%         2.74%        2.00 %         2.04%     0.38%(11)
 Portfolio turnover rate              21%          37%           37%          61 %           21%            2%


(1) The International Equity Fund commenced active operations on August 7, 1991. The PlanAhead Class commenced active operations on August 1, 1994 and at that time, existing shares of the International Equity Fund were designated as Institutional Class shares.

(2) HD International Limited was replaced by Hotchkis and Wiley as an investment adviser to the International Equity Fund as of the close of business on May 21, 1993.

(3) Morgan Stanley Asset Management Inc. was added as an investment adviser to the International Equity Fund as of August 1, 1994.

(4) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

(5) Net investment income per share was calculated by subtracting class expenses per share from net investment income per share for the Fund before class expenses.

(6) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of 0.30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.

(7) Total return for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the PlanAhead Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total return for the PlanAhead Class would vary from the results shown had it been in operation for the entire year.


(8) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager. Such fees amounted to less than $.04 per share in each period on an annualized basis and were waived by the Manager for the period ended October 31, 1991.


(9) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.


(10)  Annualized.



(11) Estimated based on expected annual expenses and actual average net assets.



                                        10                            PROSPECTUS

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                  LIMITED-TERM INCOME FUND
                                                                  ------------------------
                                  PLANAHEAD CLASS                               INSTITUTIONAL CLASS
                                  ---------------                               -------------------
                                YEAR          PERIOD                      YEAR ENDED OCTOBER 31,                           PERIOD
                               ------         ------                      ----------------------                           ------
                                ENDED         ENDED                                                                        ENDED
                                -----         -----                                                                        -----
                               OCTOBER     OCTOBER 31,                                                                    OCTOBER
                              ---------   -----------                                                                     --------
                               31, 1995  1994(1)(3)  1994(3)       1993       1992        1991(2)    1990       1989     31, 1988(1)
                               --------  ----------  -------       ----       ----        -------    ----       ----     -----------
Net asset value,
beginning of period               $9.68     $9.78    $10.23       $10.13      $10.07       $9.76     $9.94      $10.12       $10.00
                                  -----     -----    ------       ------      ------       -----     -----      ------       ------
Income from
 investment operations:
 Net investment income             0.59      0.13      0.52         0.58        0.75        0.83      0.92        0.96         0.64
 Net gains (losses)
  on securities (both
  realized and unrealized)         0.14     (0.10)    (0.46)        0.15        0.06        0.31     (0.18)      (0.12)        0.05
                                   ----     ------    ------        ----        ----        ----     ------      ------        ----
Total from investment
operations                         0.73       0.03      0.06        0.73        0.81        1.14       0.74        0.84        0.69
                                   ----       ----      ----        ----        ----        ----       ----        ----        ----
Less distributions:
 Dividends from net
  investment income              (0.59)     (0.13)    (0.52)      (0.58)      (0.75)      (0.83)     (0.92)      (1.02)      (0.57)
 Distributions from
  net realized gains on
  securities                         --         --    (0.10)      (0.05)          --          --         --          --          --
                                     --         --    ------      ------          --          --         --          --          --
Total distributions              (0.59)     (0.13)    (0.62)      (0.63)      (0.75)      (0.83)     (0.92)      (1.02)      (0.57)
                                 ------     ------    ------      ------      ------      ------     ------      ------      ------
Net asset value,
  end of period                   $9.82      $9.68     $9.67      $10.23      $10.13      $10.07      $9.76       $9.94      $10.12
                                  -----      -----     -----      ------      ------      ------      -----       -----      ------
Total return (4)(5)(10)           7.83%   0.45%(6)     0.42%       7.20%       7.94%      11.87%      7.51%       7.62%       7.41%
                                  -----   --------     -----       -----       -----      ------      -----       -----       -----
Ratios/supplemental data:
 Net assets, end of
  period (in thousands)          $1,576       $403  $112,141    $238,874    $209,928    $141,629    $83,265     $60,507     $40,855
 Ratios to average
  net assets (7)(8)(9)(10):
  Expenses                        0.83%      0.79%     0.31%       0.26%       0.27%       0.35%      0.48%       0.59%       0.50%
  Net investment income           6.16%      5.10%     5.26%       5.76%       7.40%       8.42%      9.44%       9.77%       8.01%
  Portfolio turnover rate          183%        94%       94%        176%        133%        165%       156%        158%        127%

(1) The Limited-Term Income Fund commenced active operations on December 3, 1987. The PlanAhead Class commenced active operations on August 1, 1994 and at that time existing shares of the Limited-Term Income Fund were designated as Institutional Class shares.

(2) AMR Investment Services, Inc. began portfolio management of the Limited-Term Income Fund on March 1, 1991 replacing Brown Brothers, Harriman & Co. and Barrow, Hanley, Mewhinney & Strauss, Inc.

(3) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

(4) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of 0.30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.

(5) Total returns for the PlanAhead Class exclude fees waived by the Manager. Had the class paid such fees, total return for the PlanAhead Class would have been .41% for the periods ended October 31, 1994 and 7.56% for the year ended October 31, 1995.

(6) Total return for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the PlanAhead Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total return for the PlanAhead Class would vary from the results shown had it been in operation for the entire year.


(7) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager. Such fees amounted to less than $.03 per share in each period on an annualized basis.


(8) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.


(9) Operating results of the PlanAhead Class exclude fees waived by the Manager. Had the PlanAhead Class paid such fees during the period, the ratio of expenses and net investment income to average net assets would have been 1.00% and 4.89%, respectively, for the period ended October 31, 1994, and 1.06% and 5.93%, respectively, for the year ended October 31, 1995.



(10) Annualized.






PROSPECTUS                               11

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                       MONEY MARKET FUND
                                                       -----------------

                      PLANAHEAD CLASS                                      INSTITUTIONAL CLASS
                      ---------------                                      --------------------



                       YEAR         PERIOD                            YEAR ENDED OCTOBER 31,                               PERIOD
                       ----         ------                            ----------------------                               ------
                       ENDED        ENDED                                                                                  ENDED
                       -----        -----                                                                                  -----
                      OCTOBER 31, OCTOBER 31,                                                                           OCTOBER 31,
                      ----------- -----------                                                                           -----------
                         1995     1994(1)(2)   1994(2)     1993       1992      1991       1990      1989      1988        1987(1)
                         ----     ----------   -------     ----       ----      ----       ----      ----      ----        -------
Net asset value,
beginning of
  period                 $1.00       $1.00      $1.00      $1.00      $1.00     $1.00      $1.00     $1.00     $1.00       $1.00
                         -----       ------     -----      -----      -----     -----      -----     -----     -----       -----
Net investment
income                    0.05         0.01      0.04       0.03       0.04      0.07       0.08      0.09      0.08        0.01
Less dividends
 from net
 investment
 income                 (0.05)      (0.01)     (0.04)     (0.03)     (0.04)    (0.07)     (0.08)    (0.09)    (0.08)      (0.01)
                        ------      -------    ------     ------     ------    ------     ------    ------    ------      ------
Net asset value,
end of period            $1.00       $1.00      $1.00      $1.00      $1.00     $1.00      $1.00     $1.00     $1.00       $1.00
                         -----       ------     -----      -----      -----     -----      -----     -----     -----       -----
Total return
(annualized)             5.60%    3.73%(3)      3.85%      3.31%      4.41%     7.18%      8.50%     9.45%     7.54%       6.70%
                         -----    ---------     -----      -----      -----     -----      -----     -----     -----       -----
Ratios/
supplemental
data:
 Net assets, end
  of period
  (in thousands)       $41,989         $25   $1,893,144  $2,882,974 $2,223,829  $715,280  $745,405  $385,916  $330,230     $71,660
 Ratios to
  average net
  assets
 (4)(5)(6):
  Expenses               0.55%       0.70%      0.21%      0.23%      0.26%     0.24%      0.20%     0.22%     0.28%       0.48%
  Net investment
   income                5.56%       4.42%      3.63%      3.23%      4.06%     6.93%      8.19%     9.11%     7.54%       6.78%

(1) The Money Market Fund commenced active operations on September 1, 1987 and on November 1, 1991, the existing shares of the Fund were designated as Institutional Class shares. The PlanAhead Class commenced active operations on August 1, 1994.

(2) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

(3) Total return for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the PlanAhead Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total return for the PlanAhead Class would vary from the results shown had it been in operation for the entire year.

(4) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1992.

(5) Effective October 1, 1990, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.


(6)   Annualized






                                        12                            PROSPECTUS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                    MUNICIPAL MONEY MARKET FUND                                U.S. TREASURY MONEY MARKET FUND
                                    ---------------------------                      ----------------------------------------------

                         PLANAHEAD CLASS           INSTIT. CLASS        PLANAHEAD CLASS       INSTITUTIONAL CLASS
                         ---------------           -------------        ---------------       -------------------


                            YEAR         PERIOD         PERIOD       YEAR        PERIOD     YEAR ENDED OCTOBER 31,    PERIOD ENDED
                           -----        -------         ------       -----       ------     ----------------------
                            ENDED        ENDED          ENDED        ENDED        ENDED
                            -----        -----          -----        -----        -----
                         OCTOBER 31,   OCTOBER 31,   OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
                         -----------   -----------   -----------  -----------   -----------                            OCTOBER 31,
                             1995        1994(1)       1994(1)      1995        1994(1)(2)    1994(2)        1993        1992(1)
                             ----        -------       -------      ----        ----------    -------        ----        -------
 Net asset value,
 beginning of
   period                    $1.00        $1.00        $1.00        $1.00         $1.00        $1.00         $1.00        $1.00
                             -----        -----        -----        -----         -----        -----         -----        -----
 Net investment
 income                       0.03         0.01         0.02         0.05          0.01         0.04          0.03         0.02
 Less dividends from
  net investment
  income                    (0.03)       (0.01)       (0.02)       (0.05)        (0.01)       (0.04)        (0.03)       (0.02)
                            ------       ------       ------       ------        ------       ------        ------       ------
 Net asset value,
   end of period             $1.00        $1.00        $1.00        $1.00         $1.00        $1.00         $1.00        $1.00
                             -----        -----        -----        -----         -----        -----         -----        -----
 Total return
 (annualized)(3)             3.39%     2.35%(4)        2.44%)         5.19%      3.58%(4)        3.70%         3.07%        3.61%
                             -----     --------        ------         -----      --------        -----         -----        -----
Ratios/supplemental
data:
 Net assets, end
   of period (in
   thousands)                 $129          $0        $9,736          $530          $0        $67,607      $136,813       $91,453
 Ratios to average
    net assets (5)(6)(7):
   Expenses                  0.72%       0.77%         0.30%         0.76%       0.75%          0.25%         0.23%      0.27%(8)
   Net investment
     income                  3.32%       2.49%         2.38%         5.19%       3.94%          3.44%         2.96%      3.46%(8)

(1) The U.S. Treasury Money Market Fund commenced active operations on March 2, 1992. The PlanAhead Class of the U.S. Treasury Money Market Fund commenced active operations on August 1, 1994. The Institutional Class of the Municipal Money Market Fund commenced active operations on November 10, 1993 and the PlanAhead Class commenced active operations on August 1, 1994.

(2) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

(3) Total returns for the Municipal Money Market Fund exclude management and administrative services fees waived by the Manager. Had the Fund paid such fees during the period ended October 31, 1994, annualized total returns would have been 2.15% for the PlanAhead Class, 2.24% for the Institutional Class and for the year ended October 31, 1995, 3.19% for the PlanAhead Class.

(4) Total return for the period ended October 31, 1994 reflects Institutional Class returns from the beginning of the period through July 31, 1994 and returns of the PlanAhead Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total return would vary from the results shown had the PlanAhead Class been in operation for the entire year.

(5) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.


(6) Annualized.



(7) Operating results for the Municipal Money Market Fund exclude fees waived by the Manager. Had the Fund paid such fees, the ratio of expenses and net investment income to average net assets would have been 0.97% and 2.29%, respectively, for the period ended October 31, 1994, and 0.92% and 3.12%, respectively, for the year ended October 31, 1995 for the PlanAhead Class, and 0.50% and 2.18%, respectively, for the Institutional Class for the period ended October 31, 1994.



(8) Estimated based on expected annual expenses and actual average net assets.



PROSPECTUS                               13

INTRODUCTION


The Trust is an open-end, management investment company organized as a Massachusetts business trust on January 16, 1987. The Funds are separate investment portfolios of the Trust. Each Fund has a distinctive investment objective and investment policies. Each Fund will invest all of its investable assets in a corresponding Portfolio of the AMR Trust which has an identical investment objective. The Manager provides the Portfolios with business and asset management services, including the evaluation and monitoring of the investment advisers, and it provides the Funds with administrative services. The Balanced Fund, the Growth and Income Fund, the International Equity Fund and the Limited- Term Income Fund (collectively, the "Variable NAV Funds") consist of multiple classes of shares, including the "PlanAhead Class" which is available to all investors, including smaller institutional investors, investors using intermediary organizations such as discount brokers or plan sponsors, individual retirement accounts ("IRAs"), and self- employed individual retirement plans ("HR-10 Plans" or "Keogh Plans") and the "Institutional Class," which is primarily for large institutional investors investing at least $2 million in the Funds. The Money Market Funds also consist of multiple classes of shares, including the PlanAhead Class, the Institutional Class and the "Platinum Class" which is available to customers of certain broker-dealers. For further information about the Institutional Class, including eligibility requirements, and the Platinum Class, call (800) 967-9009.


    Although each class of shares is designed to meet the needs of different categories of investors, all classes of each Fund share the same portfolio of investments and share a common investment objective. See "Investment Objectives, Policies and Risks." There is no guarantee that a Fund will achieve its investment objective. Based on its value, a share of a Fund, regardless of class, will receive a proportionate share of the investment income and the gains (losses) earned (or incurred) by the Fund. It also will bear its proportionate share of expenses that are allocated to the Fund as a whole. However, certain expenses presently are allocated separately to each class of shares.

    The assets of the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio are allocated by the Manager among investment advisers designated for each of those Portfolios. Investment decisions for the Limited-Term Income Portfolio and the Money Market Portfolios are made directly by the Manager. See "Investment Advisers." Each investment adviser has discretion to purchase and sell portfolio securities in accordance with the investment objectives, policies and restrictions described in this Prospectus and in the SAI and by specific investment strategies developed by the Manager.

    PlanAhead Class shares are sold without any sales charges at the next share price calculated after an investment is received and accepted. Shares will be redeemed at the next share price calculated after receipt of a redemption order. See "How to Purchase Shares" and "How to Redeem Shares."

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The investment objective and policies of each Fund and its corresponding Portfolio are described below. Except as otherwise indicated, the investment policies of any Fund may be changed at any time by the Board to the extent that such changes are consistent with the investment objective of the applicable Fund. However, each Fund's investment objective may not be changed without a majority vote of that Fund's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the applicable Fund present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the applicable Fund (hereinafter, "majority vote"). A Portfolio's investment objective may not be changed without a majority vote of that Portfolio's interest holders.

    Each Fund has a fundamental investment policy which allows it to invest all of its investable assets in its corresponding Portfolio. All other fundamental investment policies and the non-fundamental investment policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment





                                        14                            PROSPECTUS
policies of each Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to each Fund and the Board.


AMERICAN AADVANTAGE BALANCED FUND -- This Fund's investment objective is to realize both income and capital appreciation. This Fund seeks its investment objective by investing all of its investable assets in the Balanced Portfolio, which invests primarily in equity and debt securities. Although equity securities (such as stocks) will be purchased primarily for capital appreciation and debt securities (such as bonds) will be purchased primarily for income purposes, income and capital appreciation potential will be considered in connection with all such investments. Excluding collateral for securities loaned, ordinarily the Portfolio will have a minimum of 30% and a maximum of 70% of its assets invested in equity securities and a minimum of 30% and a maximum of 70% of its assets invested in debt securities which, at the time of purchase, are rated in one of the four highest rating categories by all nationally recognized statistical rating organizations ("Rating Organizations") rating that security such as Standard & Poor's or Moody's Investor Services, Inc. ("Moody's") or, if unrated, are deemed to be of comparable quality by the applicable investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's debt allocation. Obligations rated in the BBB or Baa categories by any Rating Organization have speculative characteristics and thus changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. See the SAI for a description of debt ratings. The Portfolio, at the discretion of the investment advisers, may retain a security that has been downgraded below the initial investment criteria. The Portfolio usually invests between 50% and 65% of its assets in equity securities and between 35% and 50% of its assets in debt securities. The remainder of the Portfolio's assets may be invested in cash or cash equivalents, including obligations that are permitted investments for the Money Market Portfolio and in other investment companies. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents and investment grade short-term obligations.



    The Portfolio's investments in debt securities may include investments in obligations of the U.S. Government and its agencies and instrumentalities, including separately traded registered interest and principal securities ("STRIPS") and other zero coupon obligations; corporate bonds, notes and debentures; non-convertible preferred stocks; mortgage-backed securities; asset-backed securities; and domestic, Yankeedollar and Eurodollar bank deposit notes, certificates of deposit, bonds and notes. Such obligations may have a fixed, variable or floating rate of interest. See the SAI for a further description of the foregoing securities. The value of the Portfolio's debt investments will vary in response to interest rate changes as described in "American AAdvantage Limited-Term Income Fund."



    The Portfolio also may engage in dollar rolls or purchase or sell securities on a "when-issued" basis and on a "forward commitment" basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities take place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when- issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a "forward commitment" basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.






PROSPECTUS                             15

    The Portfolio's equity investments may consist of common stocks, preferred stocks and convertible securities, including foreign securities that are represented by U.S. dollar-denominated American Depository Receipts which are traded in the United States on exchanges and in the over-the-counter market. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations. The Manager believes that purchasing securities which the investment advisers believe are undervalued in the market and that have above average growth potential will outperform other investment styles over the longer term while minimizing volatility and downside risk. The Manager will recommend that, with respect to portfolio management of equity assets, the Trust retain only those investment advisers who, in the Manager's opinion, utilize such an approach.


    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.; CAPITAL GUARDIAN TRUST COMPANY; GSB INVESTMENT MANAGEMENT, INC.; HOTCHKIS AND WILEY; and INDEPENDENCE INVESTMENT ASSOCIATES, INC. currently manage the assets of the Balanced Portfolio. See "Investment Advisers."


AMERICAN AADVANTAGE GROWTH AND INCOME FUND -- This Fund's investment objective is to realize long-term capital appreciation and current income. This Fund seeks its investment objective by investing all of its investable assets in the Growth and Income Portfolio, which invests primarily in equity securities. Excluding collateral for securities loaned, ordinarily at least 80% of the Portfolio's assets will be invested in equity securities consisting of common stocks, preferred stocks, securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants, and foreign equity securities that are represented by U.S. dollar-denominated American Depository Receipts which are traded in the United States on exchanges and in the over-the-counter market. In order to seek either above average current income or capital appreciation when interest rates are expected to decline, the Portfolio may invest in debt securities which, at the time of purchase, are rated in one of the four highest rating categories by all Rating Organizations rating that security or, if unrated, are deemed to be of comparable quality by the applicable investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's debt allocation. See "American AAdvantage Balanced Fund" for a description of the risks involved with these obligations. See the SAI for definitions of the foregoing securities and for a description of debt ratings. The Portfolio may also invest in other investment companies or in cash and cash equivalents, including obligations that are permitted investments for the Money Market Portfolio, in order to maintain liquidity. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents and investment grade short-term obligations. In addition, the Portfolio may purchase or sell securities on a "when-issued" and on a "forward commitment" basis as described in "American AAdvantage Balanced Fund." When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations.


    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.; CAPITAL GUARDIAN TRUST COMPANY; GSB INVESTMENT MANAGEMENT, INC.; HOTCHKIS AND WILEY; and INDEPENDENCE INVESTMENT ASSOCIATES, INC. currently manage the assets of the Growth and Income Portfolio. See "Investment Advisers."


AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND -- This Fund's investment objective is to realize long-term capital appreciation. This Fund seeks its investment objective by investing all of its investable assets in the International Equity Portfolio, which invests primarily of equity securities of issuers based outside the United States. Ordinarily the Portfolio will invest at least 65% of its assets in common stocks and securities convertible into common stocks of issuers in at least three different foreign countries. However, excluding collateral for securities loaned, the Portfolio generally invests in excess of 80% of its assets in such securities. The remainder of the Portfolio's assets will be invested in non-U.S. debt securities which, at the time of purchase, are rated in one of the three highest rating categories by any Rating Organization or, if unrated, are deemed to be of comparable quality by the applicable investment adviser and traded publicly on a world market, or in cash or cash equivalents, including obligations that are permitted investments for the Money Market Portfolio or in other investment companies. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents, other investment companies and investment grade short-term obligations.






                                        16                            PROSPECTUS

    The investment advisers select securities based upon a country's economic outlook, market valuation and potential changes in currency exchange rates. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations.


    Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability abroad, including risk of nationalization or expropriation of assets and the risk of war; (2) less liquidity and greater volatility of foreign investments; (3) less public information regarding foreign companies; (4) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (5) lack of uniform accounting, auditing and financial reporting standards; (6) delays in transaction settlement in some foreign markets; (7) possibility of an imposition of confiscatory foreign taxes; (8) possible limitation on the removal of securities or other assets of the Portfolio; (9) restrictions on foreign investments and repatriation of capital; (10) currency fluctuations; (11) cost and possible restrictions of currency conversion; (12) withholding taxes on dividends in foreign countries; and (13) possibly higher commissions, custodial fees and management costs than in the U.S. market. These risks are often greater for investments in emerging or developing countries.



    The Portfolio will limit its investments to those in countries which have been recommended by the Manager and which have been approved by the AMR Trust Board. Countries may be added or deleted with AMR Trust Board approval. In determining which countries will be approved, the AMR Trust Board will evaluate the risk factors set forth above and will particularly focus on the ability to repatriate funds, the size and liquidity aspects of a particular country's market and the investment climate for foreign investors. The current countries in which the Portfolio may invest are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Portfolio normally will invest in issuers based in at least three different countries outside the United States.



    The Portfolio may trade forward foreign currency contracts ("forward contracts"), which are derivatives, to hedge currency fluctuations of underlying stock or bond positions, or in other circumstances permitted by the Commodity Futures Trading Commission ("CFTC"). Forward contracts to sell foreign currency may be used when the management of the Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar. Forward contracts also are entered into to set the exchange rate for a future transaction. In this manner, the Portfolio may protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Forward contracts involve certain risks which include, but are not limited to: (1) imperfect correlation between the securities hedged and the contracts themselves; and (2) possible decrease in the total return of the Portfolio. Forward contracts are discussed in greater detail in the SAI.



    The Portfolio also may trade currency futures ('futures") for the same reasons as for entering into forward contracts as set forth above. Futures are traded on U.S. and foreign currency exchanges. The use of futures also entails certain risks which include, but are not limited to: (1) less liquidity due to daily limits on price fluctuation; (2) imperfect correlation between the securities hedged and the contracts themselves; (3) possible decrease in the total return of the Portfolio due to hedging; (4) possible reduction in value for both the contracts and the securities being hedged; and (5) potential losses in excess of the amounts invested in the futures contracts themselves. The Portfolio may not enter into futures contracts if the purchase or sale of such contract would cause the sum of the Portfolio's initial and any variation margin deposits to exceed 5% of its total assets. Futures contracts, which are derivatives, are discussed in greater detail in the SAI.


    HOTCHKIS AND WILEY, MORGAN STANLEY ASSET MANAGEMENT INC. and TEMPLETON INVESTMENT COUNSEL, INC. currently serve as investment advisers to the International Equity Portfolio. See "Investment Advisers."




PROSPECTUS                              17

AMERICAN AADVANTAGE LIMITED-TERM INCOME FUND -- This Fund's investment objective is to realize income and capital appreciation. As an investment policy, the Fund primarily seeks income and secondarily seeks capital appreciation. The Fund seeks its investment objective by investing all of its investable assets in the Limited-Term Income Portfolio, which invests primarily in debt obligations. Permissible investments include securities of the U.S. Government and its agencies and instrumentalities, including STRIPS and other zero coupon obligations; corporate bonds, notes and debentures; non-convertible preferred stocks; mortgage-backed securities; asset-backed securities; domestic, Yankeedollar and Eurodollar certificates of deposit, bank deposit notes, and bank notes; other investment companies; and cash or cash equivalents including obligations that are permitted investments for the Money Market Portfolio. Such obligations may have a fixed, variable or floating rate of interest. At the time of purchase, all such securities will be rated in one of the four highest rating categories by all Rating Organizations rating such obligation or, if unrated, will be deemed to be of comparable quality by the investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's total assets. See "American AAdvantage Balanced Fund" for a description of the risks involved with these obligations. See the SAI for definitions of the foregoing securities and for a description of debt ratings. Principal and/or interest payments for obligations of the U.S. Government's agencies or instrumentalities may or may not be backed by the full faith and credit of the U.S. Government.

    Investments in Yankeedollar and Eurodollar bonds, notes and certificates of deposit involve risks that differ from investments in securities of domestic issuers. See "American AAdvantage Money Market Fund" for a description of these risks. The Portfolio also may engage in dollar rolls, or purchase or sell securities on a "when-issued" or "forward commitment" basis as described under "American AAdvantage Balanced Fund."


    The market value of fixed rate securities, and thus the net asset value of this Portfolio's shares, is expected to vary inversely with movements in interest rates. The market value of variable and floating rate instruments should not vary as much due to the periodic adjustments in their interest rates. An adjustment which increases the interest rate of such securities should reduce or eliminate declines in market value resulting from a prior upward movement in interest rates, and an adjustment which decreases the interest rate of such securities should reduce or eliminate increases in market value resulting from a prior downward movement in interest rates.


    Mortgage-backed securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other debt securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities.

    Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported with various credit enhancements such as pool insurance, guarantees issued by governmental entities, a letter of credit from a bank or senior/subordinated structures.

    Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a mortgage pass-through, interest and prepaid






                                      18                              PROSPECTUS
principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate.

    The Portfolio is permitted to invest in asset-backed securities, subject to the Portfolio's rating and quality requirements. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans, automobile and credit card receivables, and other types of receivables or other assets as well as purchase contracts, financing leases and sales agreements entered into by municipalities, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Fund's and the Portfolio's investment objective, policies and quality standards, the Portfolio may invest in these and other types of asset-backed securities which may be developed in the future.

    Asset-backed securities involve certain risks that do not exist with mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on the securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.


    Although investments will not be restricted by the maturity of the securities purchased, under normal circumstances, the Portfolio will seek to maintain a dollar weighted average maturity of one to five years. However, the dollar- weighted average maturity may temporarily be adjusted outside the one to five year period if warranted by market conditions. For example, the average maturity of the Portfolio may be shortened in order to minimize depreciation of capital if the investment adviser anticipates a rise in interest rates. Conversely, the average maturity may be lengthened in order to maximize return if interest rates are expected to decline. In addition, portfolio securities may be actively traded to realize gains (or losses) and increase yields by taking advantage of short-term market variations. Because the timing on return of principal for both asset-backed and mortgage-backed securities is uncertain, in calculating the average weighted maturity of the Portfolio, the maturity of these securities may be based on certain industry conventions. The Manager serves as the sole active investment adviser to the Limited-Term Income Fund and its corresponding Portfolio.



MONEY MARKET FUNDS -- The investment objectives of the Money Market Funds are to seek current income, liquidity and the maintenance of a stable $1.00 price per share. The Money Market Funds seek to achieve these objectives by investing all of their investable assets in the Money Market Portfolios, which invest in high quality, U.S. dollar-denominated short-term obligations that have been determined by the Manager or the AMR Trust Board to present minimal credit risks. Portfolio investments are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"). See the SAI for an explanation of the amortized cost valuation method. Obligations in which the Money Market Portfolios invest generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted portfolio maturity of each Money Market Portfolio will not exceed 90 days. The Manager serves as the sole investment adviser to the Money Market Funds. See "Management and Administration of the Trust."



AMERICAN AADVANTAGE MONEY MARKET FUND -- The Fund's corresponding Portfolio may invest in obligations permitted to be purchased under Rule 2a-7 of the 1940 Act including, but not limited to, (1) obligations of the U.S. Government or its agencies or instrumentalities; (2) loan participation interests, medium-term notes, funding agreements and asset-backed securities; (3) domestic, Yankeedollar and Eurodollar certificates of deposit, time deposits, bankers' acceptances, commercial paper, bearer deposit notes and other promissory notes, including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies; and (4) repurchase agreements involving the obligations listed above. The Money Market



PROSPECTUS                              19

Portfolio will invest only in issuers or instruments that at the time of purchase (1) have received the highest short- term rating by at least two Rating Organizations such as "A-1" by Standard & Poor's and "P-1" by Moody's;
(2) are single rated and have received the highest short-term rating by a Rating Organization; or (3) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by the AMR Trust Board and subject to the ratification of the AMR Trust Board. See the SAI for definitions of the foregoing instruments and rating systems. The Portfolio also may purchase or sell securities on a "when-issued" or "forward commitment" basis as described under "American AAdvantage Balanced Fund."


    The Portfolio will invest more than 25% of its assets in obligations issued by the banking industry. However, for temporary defensive purposes during periods when the Manager believes that maintaining this concentration may be inconsistent with the best interest of shareholders, the Portfolio will not maintain this concentration.


    Investments in Eurodollar (U.S. dollar obligations issued outside the United States by domestic or foreign entities) and Yankeedollar (U.S. dollar obligations issued inside the United States by foreign entities) obligations involve additional risks. Most notably, there generally is less publicly available information about foreign issuers; there may be less governmental regulation and supervision; foreign issuers may use different accounting and financial standards; and the adoption of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.


    Variable amount master demand notes in which the Portfolio may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. Because master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. There is no secondary market for the notes; however, the period of time remaining until payment of principal and accrued interest can be recovered under a variable amount master demand note generally shall not exceed seven days. To the extent this period is exceeded, the note in question would be considered illiquid. Issuers of variable amount master demand notes must satisfy the same criteria as set forth for other promissory notes (e.g. commercial paper). The Portfolio will invest in variable amount master demand notes only when such notes are determined by the Manager, pursuant to guidelines established by the AMR Trust Board, to be of comparable quality to rated issuers or instruments eligible for investment by the Portfolio. In determining average dollar weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer on demand.


AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND -- The Fund's corresponding Portfolio may invest in municipal obligations issued by or on behalf of the governments of states, territories, or possessions of the United States; the District of Columbia; and their political subdivisions, agencies and instrumentalities if the interest these obligations provide is generally exempt from federal income tax. The Municipal Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) are guaranteed by the U.S. Government, its agencies, or instrumentalities; (2) are secured by letters of credit that are irrevocable and issued by banks which qualify as authorized issuers for the Money Market Portfolio (see "American AAdvantage Money Market Fund"); (3) are guaranteed by one or more municipal bond insurance policies that are cannot be canceled and issued by third-party guarantors possessing the highest claims- paying rating from a Rating Organization; (4) have received one of the two highest short-term ratings from at least two Rating Organizations; (5) are single rated and have received one of the two highest short-term ratings from that Rating Organization; (6) have no short-term rating but the instrument is comparable to the issuer's rated short-term debt; (7) have no short-term rating (or comparable rating) but have received one of the top two long-term ratings from all Rating Organizations rating the issuer or instrument; or (8) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by, and subject to the oversight of, the AMR Trust Board. The Portfolio may also invest in other investment companies. Ordinarily at least 80% of the Portfolio's net assets will be invested in municipal obligations the interest from which is exempt from federal income tax. However, should market conditions






                                    20                                PROSPECTUS
warrant, the Portfolio may invest up to 20% (or for temporary defensive purposes, up to 100%) of its assets in obligations subject to federal income tax which are eligible investments for the Money Market Portfolio.


    The Portfolio may invest in certain municipal obligations which have rates of interest that are adjusted periodically according to formulas intended to minimize fluctuations in the values of these instruments. These instruments, commonly known as variable rate demand obligations, are long-term instruments which allow the purchaser, at its discretion, to redeem securities before their final maturity at par plus accrued interest upon notice (typically 7 to 30 days).


    Municipal obligations may be backed by the full taxing power of a municipality ("general obligations"), or by the revenues from a specific project or the credit of a private organization ("revenue obligations"). Some municipal obligations are collateralized as to payment of principal and interest by an escrow of U.S. Government or federal agency obligations, while others are insured by private insurance companies, while still others may be supported by letters of credit furnished by domestic or foreign banks. The Portfolio's investments in municipal obligations may include fixed, variable, or floating rate general obligations and revenue obligations (including municipal lease obligations and resource recovery obligations); zero coupon and asset-backed obligations; variable rate auction and residual interest obligations; tax, revenue, or bond anticipation notes; and tax-exempt commercial paper; and purchase obligations that are subject to restrictions on resale. See the SAI for a further discussion of the foregoing obligations. The Portfolio may purchase or sell obligations on a "when-issued" or "forward commitment" basis, as described under "American AAdvantage Balanced Fund".



    The Portfolio may invest more than 25% of the value of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one such security would also affect the other securities; for example, securities the interest of which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, the Portfolio may be subject to greater risk compared to a fund that does not follow this practice. However, the Manager believes this risk is mitigated because it is anticipated that most of the Portfolio's assets will be insured or backed by bank letters of credit. Additionally, the Portfolio may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non- governmental users.


    The Portfolio may also invest in municipal obligations that constitute "private activity obligations." These include obligations that finance student loans, residential rental projects, and solid waste disposal facilities. To the extent the Portfolio earns interest income on private activity obligations, shareholders will be required to treat the portion of the Fund's distributions attributable to its share of such interest as a "tax preference item" for purposes of determining their liability for the federal alternative minimum tax ("AMT") and, as a result, may become subject to (or increase their liability for) the AMT. Shareholders should consult their own tax advisers to determine whether they may be subject to the AMT. The Portfolio may invest in private activity obligations without limitation and it is anticipated that a substantial portion of the Portfolio's assets will be invested in these obligations. As a result, a substantial portion of the Fund's distributions may be a tax preference item, which will reduce the net return from the Fund for taxpayers subject to the AMT. Interest on "qualified" private activity obligations is exempt from federal income tax.


AMERICAN AADVANTAGE U.S. TREASURY MONEY MARKET FUND -- The Fund's corresponding Portfolio will invest exclusively in obligations backed by the full faith and credit of the U.S. Government and repurchase agreements which are collateralized by U.S. Government full faith and credit obligations. Counterparties for repurchase agreements must be approved by the AMR Trust Board. For this purpose, U.S. Government Agency mortgage-backed securities collateralized exclusively by full faith and credit GNMA mortgages are considered eligible. Ordinarily at least 65% of the Portfolio's assets will be invested in direct U.S. Treasury obligations. Such obligations may include separately traded registered interest and principal securities ("STRIPS") issued by the U.S. Treasury which represent either future interest or principal payments. STRIPS are issued at a discount to their "face value", and may exhibit greater price volatility that ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Fund may also invest in other full faith and credit



PROSPECTUS                             21
obligations of the U.S. Government, including securities issued by the Agency for International Development, General Services Administration, GNMA, Rural Electrification Administration, Small Business Administration, Federal Financing Bank and others. See the SAI for a further discussion of the foregoing obligations. The Portfolio may purchase or sell securities on a "when-issued" basis and on a "forward commitment" basis as described under "American AAdvantage Balanced Fund."



OTHER INVESTMENT POLICIES -- In addition to the investment policies described previously, each Portfolio may also lend its securities, enter into fully collateralized repurchase agreements, and invest in private placement offerings.



    Each Portfolio may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, securities of the U.S. Government and its agencies and instrumentalities and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by any Portfolio would exceed 33 1/3% of its total assets. A Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. However, a Portfolio normally pays (including, in some cases, payments to the Manager) lending fees and related expenses from this interest or fee income. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Portfolios seek to minimize this risk by making loans only to borrowers which are deemed by the Manager to be of good financial standing and which have been approved by the AMR Trust Board. For purposes of complying with each Portfolio's investment policies and restrictions, collateral received in connection with securities loans will be deemed an asset of a Portfolio to the extent required by law. See the SAI for further information regarding loan transactions.



    A repurchase agreement is an agreement under which securities are acquired by a Portfolio from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the investment advisers or the Manager attempt to minimize this risk by entering into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the AMR Trust Board. See the SAI for more information regarding repurchase agreements.



    Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "Securities Act"), and resold to qualified institutional buyers under Rule 144A of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolios who agree that they are purchasing the paper for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) paper normally is resold to other institutional investors such as the Portfolios through or with the assistance of the issuer or dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Money Market Portfolios will not invest more than 10% (and Variable NAV Funds respective Portfolios, no more than 15%) of their respective net assets in Section 4(2) paper and illiquid securities unless the applicable investment adviser determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the AMR Trust Board, that any Section 4(2) paper held by such Portfolio in excess of this level is at all times liquid.



    Because it is not possible to predict with assurance exactly how this market for Section 4(2) offered and sold under Rule 144A will develop, the AMR Trust Board and the applicable investment adviser, pursuant to the guidelines approved by the AMR Trust Board, will carefully monitor the Portfolios' investments in these securities, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(2) paper could have the effect of reducing a Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.






                                   22                                 PROSPECTUS

BROKERAGE PRACTICES -- Each investment adviser will place its own orders to execute securities transactions which are designed to implement the applicable Portfolio's investment objective and policies. In placing such orders, each investment adviser will seek the best available price and most favorable execution. The full range and quality of services offered by the executing broker or dealer is considered when making these determinations. No Portfolio, other than the Limited-Term Income Portfolio, currently expects its portfolio turnover rate to exceed 100%. The portfolio turnover rate for the Limited-Term Income Fund for the fiscal year ended October 31, 1995 was 183%. High portfolio activity increases a Portfolio's transaction costs, including brokerage commissions and may result in a greater number of taxable transactions.


    The Money Market Portfolios and the Limited-Term Income Portfolio normally will not incur any brokerage commissions on their transactions because money market and debt instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the obligation, however, usually includes a profit to the dealer. Obligations purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No commissions or discounts are paid when securities are purchased directly from an issuer.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS -- As previously described, investors should be aware that each Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio of the AMR Trust, which is a separate investment company. Since a Fund will invest only in its corresponding Portfolio, that Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio. Historically, the Manager has sponsored traditionally structured funds and, therefore, has limited experience with funds that invest all their assets in a separate portfolio.



    The Manager expects, although it cannot guarantee, that the Trust will achieve economies of scale be investing in the AMR Trust. In addition to selling their interests to the Funds, the Portfolios may sell their interests to other non-affiliated investment companies and/or other institutional investors. All institutional investors in a Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in that Portfolio on the same terms and conditions. However, if another investment company invests all of its assets in a Portfolio, it would not be required to sell its shares at the same public offering price as a Fund and would be allowed to charge different sales commissions. Therefore, investors in a Fund may experience different returns from investors in another investment company that invests exclusively in that Fund's corresponding Portfolio.



    The Fund's investment in a Portfolio may be materially affected by the actions of large investors in that Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in a Portfolio, that Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, that Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in a Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of that Portfolio. A change in a Portfolio's fundamental objective, policies and restrictions, that is not approved by the shareholders of its corresponding Fund could require that Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, that Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for that Fund and could affect adversely its liquidity.


    The Portfolios' and their corresponding Funds' investment objectives and policies are described above. See "Investment Restrictions" for a description of their investment restrictions. The investment objective of a Fund can be changed only with shareholder approval. The approval of a Fund and of other investors in its corresponding Portfolio, if any, is not required to change the investment objective, policies or limitations of that Portfolio, unless otherwise specified. Written notice shall be provided to shareholders of a Fund within thirty days prior to any changes in its corresponding Portfolio's investment objective. If the investment objective of a Portfolio changes and the shareholders of its corresponding Fund do not approve a parallel change in that Fund's investment objective,





PROSPECTUS                              23
the Fund would seek an alternative investment vehicle or the Manager and the investment advisers would actively manage the Funds.


    See "Management and Administration of the Trust" for a complete description of the investment management fee and other expenses associated with the Fund's investment in its corresponding Portfolio. This Prospectus and the SAI contain more detailed information about each Fund and its corresponding Portfolio, including information related to (1) the investment objective, policies and restrictions of each Fund and its corresponding Portfolio, (2) the Board of Trustees and officers of the Trust and the AMR Trust, (3) brokerage practices,
(4) the Funds' shares, including the rights and liabilities of its shareholders, (5) additional performance information, including the method used to calculate yield and total return, and (6) the determination of the value of each Fund's shares.


INVESTMENT RESTRICTIONS

The following fundamental investment restrictions and the non-fundamental investment restrictions are identical for each Fund and its corresponding Portfolio. Therefore, although the following discusses the investment restrictions of each Portfolio and the AMR Trust Board, it applies equally to each Fund and the Board. The following fundamental investment restrictions may be changed with respect to a particular Fund by the majority vote of that Fund's outstanding shares or with respect to a Portfolio by the majority vote of that Portfolio's interest holders. No Portfolio may:

    - Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio's total assets. In addition, although not a fundamental investment restriction and therefore subject to change without shareholder vote, the Money Market Portfolio and the U.S. Treasury Money Market Portfolio apply this restriction with respect to 100% of their assets.

    - Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies and instrumentalities or, with respect to the Money Market Portfolio, the banking industry. Municipal governments and their agencies and authorities are not deemed to be industries. Finance companies as a group are not considered a single industry for purposes of this policy.

The following non-fundamental investment restrictions may be changed with respect to a particular Fund by a vote of a majority of the Board or with respect to a Portfolio by a vote of a majority of the AMR Trust Board. No Portfolio may:


    - Invest in securities of an issuer that, together with any predecessor, has been in operation for less than three years if more than 5% of the Portfolio's total assets would be invested in such securities. This limitation does not apply with regard to collateralized trust securities.



    - Invest more than 15% (or, with respect to any Money Market Portfolio, 10%) of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.



    The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.


YIELDS AND TOTAL RETURNS


From time to time each class of the Money Market Funds may advertise their "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The current yield refers to the income generated by an investment over a seven calendar-day period (which period will be stated in the advertisement). This income is then annualized by assuming the amount of income generated by the



                                        24                         PROSPECTUS
investment during that week is earned each week over a one-year period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The Municipal Money Market Fund may also quote "tax equivalent yields," which show the taxable yields a shareholder would have to earn before federal income taxes to equal this Fund's tax-exempt yields. The tax equivalent yield is calculated by dividing the Fund's tax-exempt yield by the result of one minus a stated federal income tax rate. If only a portion of the Fund's income was tax-exempt, only that portion is adjusted in the calculation. As stated earlier, the Fund considers interest on private activity obligations to be exempt from federal income tax. Each class of a Fund has different expenses which will impact its performance.



    Advertised yields for the PlanAhead and Institutional Classes of the Variable NAV Funds will be computed by dividing the net investment income per share earned by the applicable class during the relevant time period by the maximum offering price per share for that class on the last day of the period. Total return quotations advertised by the Funds may reflect the average annual compounded (or aggregate compounded) rate of return during the designated time period based on a hypothetical initial investment and the redeemable value of that investment at the end of the period. Additionally, each class of the Limited-Term Income Fund may advertise a "monthly distribution rate." This rate is based on an annualized monthly dividend accrual rate per share compared with the month-end share price of each class of this Fund. The Funds will at times compare their performance to applicable published indices, and may also disclose their performance as ranked by certain ranking entities. See the SAI for more information about the calculation of yields and total returns.


MANAGEMENT AND ADMINISTRATION OF THE TRUST


FUND MANAGEMENT AGREEMENT -- The Board has general supervisory responsibility over the Trust's affairs. The Manager provides or oversees all administrative, investment advisory and portfolio management services for the Trust pursuant to a Management Agreement dated April 3, 1987, as amended October 1, 1995, together with the Administrative Services Agreement described below. The AMR Trust and the Manager also entered into a Management Agreement dated October 1, 1995 that obligates the Manager to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust. The Manager, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly-owned subsidiary of AMR Corporation ("AMR"), the parent company of American Airlines, Inc., and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services. The assets of the corresponding Portfolios of the Balanced Fund, Growth and Income Fund and International Equity Fund are allocated by the Manager among one or more investment advisers designated for that Fund. See "Investment Advisers." The Manager serves as the sole investment adviser to the corresponding Portfolios of the Limited-Term Income Fund and the Money Market Funds. In addition, with the exception of the International Equity Fund, if so requested by any investment adviser, the Manager will make the investment decisions with respect to assets allocated to that investment adviser which the investment adviser determines should be invested in short-term obligations of the type permitted for investment by the Money Market Portfolios. As of December 31, 1995, the Manager had assets under management totaling approximately $ billion including approximately $ billion under active management and $ billion as named fiduciary or fiduciary adviser. Of the total, approximately $ billion of assets are related to AMR. American Airlines, Inc. is not responsible for investments made in the Trust.


    The Manager provides the Trusts with office space, office equipment and personnel necessary to manage and administer the Trusts' operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Trusts by third parties. The Manager also develops the investment programs for each Portfolio, selects and changes investment advisers (subject to approval by the AMR Trust Board and appropriate interest holders), allocates assets among investment advisers, monitors the investment advisers' investment programs and results, and coordinates the investment activities of the investment advisers to ensure compliance with regulatory restrictions.





PROSPECTUS                              25

    The Manager bears the expense of providing the above services, and pays the fees of the investment advisers of the Funds and their Portfolios. As compensation for paying the investment advisory fees and for providing the Portfolios with advisory and asset allocation services, the Manager receives from the AMR Trust an annualized advisory fee that is calculated and accrued daily, equal to the sum of (1) 0.15% of the net assets of the Money Market Portfolios, (2) 0.25% of the net assets of the Limited-Term Income Portfolio,
(3) 0.10% of the net assets of the other Portfolios, plus (4) all fees payable by the Manager to the AMR Trust's investment advisers as described in "Investment Advisers." The advisory fee is payable quarterly in arrears. To the extent that a Fund invests all of its investable assets in its corresponding Portfolio, the Manager will not receive an advisory fee under its Management Agreement with the Trust. The Manager is compensated through the Administrative Services Agreement as described below for other services provided.



    Each Management Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the Board and the AMR Trust Board, including the affirmative votes of a majority of the independent Trustees of each Board who are not parties to the Management Agreement or "interested persons" as defined in the 1940 Act of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval, or by the vote of a Fund's shareholders or a Portfolio's interest holders. A Management Agreement may be terminated with respect to a Fund or a Portfolio at any time, without penalty, by a majority vote of outstanding Fund shares or Portfolio interests on sixty (60) days' written notice to the Manager, or by the Manager, on sixty (60) days' written notice to the Trust or the AMR Trust. A Management Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.



    The Trust is responsible for the following expenses: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds' existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Independent Trustees; insurance and fidelity bond premiums; and any extraordinary expenses of a nonrecurring nature.



    A majority of the Independent Trustees of the Board have adopted written procedures reasonably appropriate to deal with potential conflicts of interest between the Trust and the AMR Trust, including creating a separate Board of Trustees of the AMR Trust.


FUND ADVISORY AGREEMENTS -- Each investment adviser has entered into a separate investment advisory agreement with the Manager to provide investment advisory services to the Funds and their corresponding Portfolios. To the extent that a Fund invests all of its investable assets in a corresponding Portfolio, however, an investment adviser will receive an advisory fee only on behalf of the Portfolio and not on behalf of its corresponding Fund. Except for the Money Market Portfolios and the Limited-Term Income Portfolio, the assets of each Portfolio are allocated among the investment advisers designated for that Portfolio and described in this Prospectus in "Investment Advisers." All investment advisers are subject to approval by the AMR Trust Board and interest holders of the applicable Portfolio. The Manager recommends investment advisers to the AMR Trust Board based upon its continuing quantitative and qualitative evaluation of the investment advisers' skill in managing assets using specific investment styles and strategies. The allocation of assets among investment advisers may be changed at any time by the Manager. Allocations among advisers will vary based upon a variety of factors, including the overall investment performance of each investment adviser, the Portfolio's cash flow needs and market conditions. The Manager need not allocate assets to each investment adviser designated for a Portfolio. The investment advisers can be terminated without penalty to the AMR Trust by the Manager, the AMR Trust Board or the interest holders of the applicable Portfolio. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an investment adviser, and the Manager does not expect to recommend frequent changes of investment advisers. The Prospectus will be supplemented if additional investment advisers are retained or the contract with any existing investment adviser is terminated.


    Each investment adviser has discretion to purchase and sell securities for its segment of a Portfolio's assets in accordance with that Portfolio's objectives, policies and restrictions and the more specific strategies provided by the






                                        26                            PROSPECTUS

Manager. Although the investment advisers are subject to general supervision by the AMR Trust Board and the Manager, these parties do not evaluate the investment merits of specific securities transactions. As compensation for its services, each investment adviser is paid a fee by the Manager out of the proceeds of the management fee received by the Manager from the AMR Trust.


ADMINISTRATIVE SERVICES AGREEMENT -- The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide the Funds those administrative and management services (other than investment advisory services) described in the Management Agreement. As compensation for these services, the Manager receives an annualized fee of 0.25% of the net assets of the PlanAhead Class of the Variable NAV Funds and 0.05% of the net assets of the PlanAhead Class of the Money Market Funds. The fee is payable quarterly in arrears.

SERVICE PLAN -- The PlanAhead Class has adopted a service plan ("Service Plan") which provides that each PlanAhead Class will pay 0.25% per annum of its average daily net assets to the Manager (or another entity approved by the Board) for shareholder servicing such as preparation and distribution of prospectuses, SAIs and annual reports to current shareholders, compliance with federal and state securities laws, processing of shareholder transactions and providing information requested by shareholders. The fee, which is included as part of a Fund's "Other Expenses" in the Table of Fees and Expenses of this prospectus, will be payable monthly in arrears without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the entity for the services provided pursuant to the Service Plan. The primary expenses expected to be incurred under the Service Plan are transfer agency fees and servicing fees paid to financial intermediaries such as plan sponsors and discount brokers.

    The Service Plan will continue in effect so long as its continuance is approved at least annually by a majority of the Trustees, including the affirmative votes of a majority of the Trustees of the Board who are not parties to the Service Plan or "interested persons" (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders. The Service Plan may be terminated with respect to a particular PlanAhead Class at any time, without the payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund's PlanAhead Class.

ALLOCATION OF FUND EXPENSES -- Expenses of each Fund generally are allocated equally among the shares of that Fund, regardless of class. However, certain expenses approved by the Board will be allocated solely to the class to which they relate.

PRINCIPAL UNDERWRITER -- BROKERS TRANSACTION SERVICES, INC. ("BTS"), 7001 Preston Road, Dallas, Texas, 75205 serves as the principal underwriter of the Trust.

CUSTODIAN AND TRANSFER AGENT -- The PlanAhead Class transfer agent is GOLDMAN, SACHS & CO. ("Goldman"). NATIONSBANK OF TEXAS, N.A., Dallas, Texas, serves as custodian for the Portfolios and the Funds. THE CHASE MANHATTAN BANK N.A., New York, New York, acts as subcustodian for the International Equity Portfolio and its corresponding Fund.

INDEPENDENT AUDITOR -- The independent auditor for the Trust and the AMR Trust is ERNST & YOUNG LLP, Dallas, Texas.

INVESTMENT ADVISERS

Set forth below is a brief description of the investment advisers for each Fund and its corresponding Portfolio, except for the Money Market Funds and their corresponding Portfolios, whose sole investment adviser is the Manager. Except for the Manager, none of the investment advisers provides any services to the Funds or the Portfolios except for portfolio investment management and related recordkeeping services, or has any affiliation with the Trust, the AMR Trust or the Manager.





PROSPECTUS                              27

    William F. Quinn has served as President of the Manager since it was founded in 1986, and Nancy A. Eckl currently serves as Vice President - Trust Investments of the Manager. She previously served as Vice President - Finance and Compliance of the Manager from December 1990 to May 1995. In these capacities, Mr. Quinn and Ms. Eckl have primary responsibility for the day-to-day operations of the Balanced Fund, the Growth and Income Fund, the International Equity Fund and their corresponding Portfolios. These responsibilities include oversight of the investment advisers, regular review of each adviser's performance and asset allocations among investment advisers.



    Michael W. Fields is responsible for the portfolio management oversight of the Limited-Term Income Fund and its corresponding Portfolio. Mr. Fields has been with the Manager since it was founded in 1986 and currently serves as Vice President-Fixed Income Investments. Benjamin L. Mayer is responsible for the day-to-day portfolio management of the Limited-Term Income Portfolio. Mr. Mayer has served as Senior Portfolio Manager of the Manager since May 1995. Prior to that time, he was a Vice President, Institutional Fixed Income Sales at Merrill, Lynch, Pierce, Fenner & Smith from January 1994 to April 1995 and Vice President, Regional Senior Strategist from April 1989 to January 1994. Mr. Mayer has had portfolio management responsibility for the Fund since August 1995.



    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("Barrow"), 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204, is a professional investment counseling firm which has been providing investment advisory services since 1979. The firm is wholly owned by United Asset Management Corporation, a Delaware corporation, which owns forty- investment management companies, including Barrow. As of December 31, 1995, Barrow had discretionary investment management authority with respect to approximately $ billion of assets, including approximately $ billion of assets of AMR and its subsidiaries and affiliated entities. Barrow serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio and the Limited-Term Income Portfolio, although the Manager does not presently intend to allocate any of the assets in the Limited-Term Income Portfolio to Barrow. The Manager pays Barrow an annualized fee equal to
 .30% on the first $200 million in AMR Trust assets under its discretionary management, .20% on the next $300 million, .15% on the next $500 million, and
 .125% on assets over $1 billion.



    CAPITAL GUARDIAN TRUST COMPANY ("Capital"), 333 South Hope Street, Los Angeles, California 90071, is a California state chartered trust company which was formed in 1968. The firm is a wholly owned subsidiary of The Capital Group, Inc., a company whose subsidiaries provide investment management and related financial services. Capital managed approximately $ billion in assets as of December 31, 1995, which included approximately $ million of assets of AMR and its subsidiaries and affiliated entities. Capital serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio and the Limited-Term Income Portfolio, although the Manager does not presently intend to allocate any of the assets in the Limited-Term Income Portfolio to Capital. The Manager pays Capital an annualized fee equal to .50% of the first $20 million of AMR Trust assets under its discretionary management, .35% of the next $30 million of assets, and .225% of all excess assets for the Growth and Income Portfolio and .20% of all excess assets for the Balanced Portfolio. However, a 5% fee reduction applies to assets between $500 million and $750 million, a 7.5% fee reduction on assets between $750 million and $1 billion and a 10% fee reduction on assets over $1 billion. The reduction is applied to the overall effective fee rate for all assets managed by Capital.



    GSB INVESTMENT MANAGEMENT, INC. ("GSB"), 301 Commerce Street, Fort Worth, Texas 76102, is a professional investment management firm which was founded in 1987 by Frank P. Ganucheau, Mark J. Stupfel, and Lyle E. Brumley. GSB is wholly owned by United Asset Management Corporation, a Delaware corporation, which owns forty- investment management companies, including GSB. As of December 31, 1995, GSB managed approximately $ billion of assets, including approximately $ million of assets of AMR and its subsidiaries and affiliated entities. GSB serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio. The Manager pays GSB an annualized fee equal to .30% of the first $100 million in AMR Trust assets under its discretionary management, .25% of the next $100 million, .20% of the next $100 million, and .15% on all excess assets.






                                    28                                PROSPECTUS

    HOTCHKIS AND WILEY, 800 West Sixth Street, 5th Floor, Los Angeles, California 90017, is a professional investment counseling firm which was founded in 1980 by John F. Hotchkis and George Wiley, who are the firm's founding General Partners. Assets under management as of December 31, 1995 were approximately $ billion, which included approximately $ million of assets of AMR and its subsidiaries and affiliated entities. Hotchkis and Wiley serves as an investment adviser to the Balanced Portfolio, the Growth and Income
Portfolio and the International Equity Portfolio. The advisory contract provides for the Manager to pay Hotchkis and Wiley an annualized fee equal to
 .60% of the first $10 million of assets under its discretionary management, .50% of the next $140 million of assets, .30% on the next $50 million of assets and .20% of all excess AMR Trust assets managed by Hotchkis.



    INDEPENDENCE INVESTMENT ASSOCIATES, INC. ("IIA"), 53 State Street, Boston, Massachusetts 02109, is a professional investment counseling firm which was founded in 1982. The firm is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company. Assets under management as of December 31, 1995, including funds managed for its parent company, were approximately $ billion, which included approximately $ million of assets of AMR and its subsidiaries and affiliated entities. IIA serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio. The Manager pays IIA an annualized fee equal to .50% of the first $30 million of AMR Trust assets under its discretionary management, .25% of the next $70 million of assets, and .20% of all excess assets.



    MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, is a wholly owned subsidiary of Morgan Stanley Group Inc. MSAM provides portfolio management and named fiduciary services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and debt securities. At December 31, 1995, MSAM had assets under management totaling approximately $ billion, including approximately $ billion under active management and $ billion as named fiduciary or fiduciary adviser. As of December 31, 1995, MSAM had investment authority over approximately $ million of assets of AMR and its subsidiaries and affiliated entities. MSAM serves as an investment adviser to the International Equity Portfolio. For this service, the Manager pays MSAM an annual fee equal to .80% of the first $25 million in AMR Trust assets under its discretionary management, .60% of the next $25 million in assets, .50% of the next $25 million in assets and .40% on all excess assets.



    TEMPLETON INVESTMENT COUNSEL, INC. ("Templeton"), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091, is a professional investment counseling firm which has been providing investment services since 1979. Templeton is indirectly owned by Franklin Resources, Inc. As of December 31, 1995, Templeton had discretionary investment management authority with respect to approximately $ billion of assets, including approximately $ million of assets of AMR and its subsidiaries and affiliated entities. Templeton serves as an investment adviser to the International Equity Portfolio. For this service, the Manager pays Templeton an annualized fee equal to .50% of the first $100 million in AMR Trust assets under its discretionary management, .35% of the next $50 million in assets, .30% of the next $250 million in assets and .25% on assets over $400 million.


    Solely for the purpose of determining the applicable percentage rates when calculating the fees for each investment adviser other than MSAM, there shall be included all other assets or trust assets of American Airlines, Inc. also under management by each respective investment adviser (except assets managed by Barrow under the HALO Bond Program). For the purpose of determining the applicable percentage rates when calculating MSAM's fees, all equity account assets managed by MSAM on behalf of American Airlines, Inc. shall be included. The inclusion of any such assets will result in lower overall fee rates being applied to the applicable Portfolio.

HOW TO PURCHASE SHARES


Shares are sold on a continuous basis. Purchase orders should be directed to the transfer agent either by mail, by pre- authorized investment or by wire as described here and in the chart below. The minimum initial purchase for






PROSPECTUS                          29
each Fund is $10,000, except for accounts opened by employees or retirees of AMR Corporation or one of its subsidiaries ("AMR Related Accounts") for which a $5,000 minimum applies. The Funds have no obligation to accept purchase requests or maintain accounts which do not meet minimum purchase requirements. Accounts opened through financial intermediaries may be subject to lower or higher minimums. The minimum for subsequent purchases is $250, except for wire purchases for which a $1,000 minimum applies. The management of the Fund reserves the right to waive or change the minimum investment requirements.



    Shares are purchased at the next share price (see "Valuation of Shares") calculated after acceptance of a purchase order. Shares of the Variable NAV Funds are offered and purchase orders are accepted until 4:00 p.m. Eastern time on each day on which the New York Stock Exchange (the "Exchange") is open for trading and the custodian and transfer agent are open for business ("Business Day"). Shares of the Money Market Fund are offered and orders are accepted for until 3:00 p.m. Eastern time on each day on which the Federal Reserve and the custodian and transfer agent are open for business ("Money Market Business Day"). Shares are offered and orders are accepted for the Municipal Money Market Fund until 12:00 p.m. Eastern time and for the U.S. Treasury Money Market Fund until 12:30 p.m. Eastern time, on each Money Market Business Day. The Trust reserves the right to reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares.


OPENING AN ACCOUNT -- A completed and signed PlanAhead Class application is required for each new account opened, regardless of the method chosen for making an initial investment. If assistance is required in filling out the application, or if extra applications are required, call (800) 231-4252. See "Retirement Accounts" for information on opening retirement accounts.

HOW TO PURCHASE SHARES

                                               INITIAL                                     SUBSEQUENT
                                              INVESTMENT                                  INVESTMENTS
 Minimum                              $10,000 ($5,000 for AMR                    $250 ($1,000 for wire transfers)
 Investment                           Related Accounts). Shares
                                      purchased through financial
                                      intermediaries may have
                                      lower or higher minimums.
                                                              -

 Investments by Mail                  Please make check payable to               Please make check payable to the
                                      American AAdvantage Funds-                 applicable American AAdvantage
 Mail to:                             PlanAhead Class-Specific                   Funds- PlanAhead Class and include
 American AAdvantage                  Fund (Balanced, Growth and                 your account number on the check.
 Funds--                              Income, International                      Mail to the address printed on
 PlanAhead Class                      Equity, Limited-Term Income,               your account statement. Include
 P.O. Box 4580                        Money Market, Municipal                    either the detachable form from
 Chicago, IL 60680-4580               Money Market or U.S.                       your account statement, the
                                      Treasury Money Market Fund)                deposit slips provided with your
                                      and mail with your                         checkbook (if you have a Money
                                      application.                               Market account and opted for
                                                                                 checking) or a letter with the
                                                                                 account name and number.

 Investments by                       Not available.                             Amount is drawn on your bank
 Pre-authorized                                                                  checking account and automatically
 Automatic Purchase                                                              invested on a specific day each
 Call (800) 231-4252 to                                                          month.
 establish.
 Investments by Wire                  An application must precede                $1,000 minimum
 Call (800) 231-4252 to               initial purchase. Indicate


                                      30                              PROSPECTUS

 wire funds.                          "new" for account number.


Federal funds should be wired to: State Street Bank & Trust Co., ABA Routing #0110-0002-8; BNF=GSFG/AC-25652520; Attn.: American AAdvantage Funds -- PlanAhead Class - Specific Fund (Balanced, Growth and Income, International Equity, Limited-Term Income, Money Market, Municipal Money Market or U.S. Treasury Money Market Fund) together with the account registration and number. Investors will be responsible for any charges assessed by their bank to handle wire transfers.


HOW TO REDEEM SHARES


Shares of the Variable NAV Funds may be redeemed by telephone, by pre-authorized automatic redemption or by mail on any Business Day. Shares of the Money Market Funds may be redeemed by telephone, by writing a check, by pre-authorized automatic redemption or by mail on any Money Market Business Day. Shares will be redeemed at the net asset value next calculated after the applicable Fund has received and accepted the redemption request. Proceeds from a redemption of shares purchased by check or pre-authorized automatic purchase may be withheld until the funds have cleared, which may take up to 15 days. Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the applicable Fund's corresponding Portfolio. See the SAI for further information concerning redemptions in kind


    A shareholder's account will be charged $12 for wire redemptions to cover transaction costs. Redemption proceeds will generally be sent within one Business Day or Money Market Business Day, as applicable. However, if making immediate payment could affect a Fund adversely, it may take up to seven days to send payment.

    A minimum of $5,000 is required in order to maintain an account in a Fund. Otherwise, a Fund may give a shareholder 60 days' notice to increase the account balance to this level in order to avoid account closure. If a shareholder does not increase the account balance to $5,000 within the 60 day period, the Fund is entitled to close the account and mail the proceeds to the address of record.


    To ensure timely acceptance of a redemption request, please adhere to the following procedures.



REDEEMING BY TELEPHONE -- Shares may be redeemed by telephone if the shareholder's account application reflects authorization for that option. Minimum redemption amounts are $100 for check redemptions and $1,000 for wire redemptions. Telephone redemptions in any 30 day period shall not exceed $25,000 without the express written consent of the Trust. In order to redeem by telephone, investors should call the transfer agent at (800) 231-4252. Redemption proceeds will only be mailed to the address of record or mailed or wired to a commercial bank account designated on the account application.



    By establishing the telephone redemption service, investors authorize the Funds or their agent to act upon verbal instructions to redeem shares for any account for which such service has been authorized. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the transfer agent will employ reasonable procedures specified by the Funds to confirm that such instructions are genuine. For instance, all telephone redemption requests will be recorded and proceeds of telephone redemption requests will only be sent to the address or account designated in the application. Neither the Funds, the Trusts, the Manager, Goldman, or their trustees, directors or officers will be liable for any unauthorized or fraudulent redemption instructions received by telephone. If reasonable procedures as described above are not implemented, these parties may be liable for any loss due to unauthorized or fraudulent transactions. Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods. This service may be amended or terminated at any time by the transfer agent or the Trust without prior notice.


REDEEMING BY CHECK -- If an investor elects on the application, shares of the Money Market Funds may be redeemed through the check writing feature. There is no limit on the number of checks written per month and no check redemption fees. Checks must be written in amounts of $100 or more. Check drafts however, are not





PROSPECTUS                          31
returned to shareholders. If copies of drafts are required, a service charge of $2 per check will be assessed to the shareholder.

PRE-AUTHORIZED AUTOMATIC REDEMPTIONS -- PlanAhead Class shareholders can arrange to have a pre-authorized amount ($100 or more) redeemed from their shareholder account and automatically deposited into a bank account on one or more specified day(s) of each month. For more information regarding pre-authorized automatic redemptions, contact the transfer agent at (800) 231-4252.


REDEEMING BY MAIL -- Except for certain intermediary accounts, a letter of instruction may be mailed to Goldman c/o the American AAdvantage Funds -- PlanAhead Class, P.O. Box 4580, Chicago, IL 60680-4580. It should specify the Fund (Balanced, Growth and Income, International Equity, Limited-Term Income, Money Market, Municipal Money Market or U.S. Treasury Money Market Fund), the number of shares or dollar amount to be redeemed, the shareholder's name and account number. The letter of instruction must be signed by all persons required to sign for the account, exactly as it is registered. For redemptions over $25,000, authorization to send redemption proceeds to an address other than the address of record or to a commercial bank account other than the account designated on the application, or redemptions on an account whose address of record has been changed within thirty days, the letter of instruction must be accompanied by a signature guarantee by a financial institution satisfying the standards established by Goldman.


FULL REDEMPTIONS -- Unpaid dividends credited to an account up to the date of redemption of all shares of a Money Market Fund generally will be paid at the time of redemption.




RETIREMENT ACCOUNTS


Individual retirement accounts, including SEPs and Keoghs, are eligible investors in the PlanAhead Class. State Street Bank generally serves as custodian for retirement accounts in the PlanAhead Class. A special retirement account application is required in order to open this type of account. Each shareholder is charged an administrative fee of $12.00 per year for each retirement account regardless of the number of Funds. To receive a retirement account application, call (800) 645-3792. If you have any questions about establishing this type of account, call Goldman at (800) 231-4252.


EXCHANGE PRIVILEGE


PlanAhead Class shares which have been registered in a shareholder's name for at least 15 days may be exchanged into shares of the PlanAhead Class of another Fund. A minimum exchange of $250 is required into existing accounts. If a shareholder wishes to establishes a new account in the PlanAhead Class of another Fund by making an exchange, a $10,000 minimum ($5,000 for AMR Related Accounts) is required.


    Except for certain intermediary accounts, shareholders may exchange shares by sending the Funds a written request or by calling Goldman at (800) 231-4252. The exchange will be processed at the next share price calculated after the request is received in good order by the Funds. In establishing a telephone exchange service, shareholders authorize the Funds or their agent to act upon verbal instructions to exchange shares from any account for which such service is authorized to any identically registered PlanAhead Class account(s). Goldman will use reasonable procedures specified by the Funds to confirm that such instructions are genuine such as the recording of all telephone exchange requests. If reasonable procedures as described above are implemented, neither the Funds, the Trusts, the Manager, Goldman, nor their trustees, directors or officers will be liable for any unauthorized or fraudulent instructions.

    The general redemption policies apply to redemptions by telephone exchange. The exchange privilege may be modified or terminated at any time by the Funds. The Funds reserve the right to limit the number of exchanges an investor may exercise.





                                    32                                PROSPECTUS

DISTRIBUTION OF TRUST SHARES

Shares are distributed through the Funds' principal underwriter, BTS. BTS is compensated by the Manager, and not the Trust. The Trust does not incur any direct distribution expenses other than those relating to the Platinum Class. However, the Trust has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act which authorizes the use of any fees received by the Manager in accordance with the Administrative Services and the Management Agreements and any fees received by the investment advisers pursuant to their Advisory Agreements with the Manager, to be used for distribution purposes.

VALUATION OF SHARES


The net asset value of each share (share price) of the Variable NAV Funds is determined as of 4:00 p.m. Eastern time on each Business Day and the net asset value of each share of the Money Market Funds is determined as of 4:00 p.m. Eastern time on each Money Market Business Day. The net asset value of shares of the PlanAhead Class will be determined based on a pro rata allocation of the value of the Fund's corresponding Portfolio's investment income, expenses and total capital gains and losses. The allocation will be based on comparative net asset value at the beginning of the day except for expenses related solely to one class of shares ("Class Expenses") which will be borne only by the appropriate class of shares. Because of the Class Expenses, the net income attributable to and the dividends payable may be different for each class of shares. Additionally, the Variable NAV Funds may compute differing share prices as a result of Class Expenses.


    Equity securities listed on securities exchanges, including all but United Kingdom securities of the International Equity Portfolio, are valued at the last quoted sales price on a designated exchange prior to the close of trading on the Exchange or, lacking any sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Securities of the United Kingdom held in the International Equity Portfolio are priced at the last jobber price (mid of the bid and offer prices quoted by the leading stock jobber in the security) prior to close of trading on the Exchange. Trading in foreign markets is usually completed each day prior to the close of the Exchange. However, events may occur which affect the values of such securities and the exchange rates between the time of valuation and the close of the Exchange. Should events materially affect the value of such securities during this period, the securities are priced at fair value, as determined in good faith and pursuant to procedures approved by the AMR Board. Over-the- counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) will normally be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the Board. Assets and liabilities denominated in foreign currencies and forward currency contracts are translated into U.S. dollar equivalents based on prevailing market rates. Portfolio obligations held by the Money Market Portfolios are valued in accordance with the amortized cost method, which is designed to enable those Portfolios and their corresponding Funds to maintain a consistent $1.00 per share net asset value. Investment grade short-term obligations with 60 days or less to maturity held by all other Portfolios also are valued using the amortized cost method as described in the SAI.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAX MATTERS


Dividends and other distributions paid on each class of a Fund's shares are calculated at the same time and in the same manner. Dividends from the net investment income of the Balanced Fund, Growth and Income Fund and International Equity Fund normally are declared annually. Dividends consisting of substantially all of the net investment income of the Limited-Term Income Fund, which are paid monthly, normally are declared on each Business Day immediately prior to the determination of the net asset value and are payable to shareholders of record as of the opening of business on the day on which declared. A Fund's net investment income attributable to the PlanAhead Class consists of that class's pro rata share of the Fund's share of dividends and interest (including discount) accrued on its corresponding Portfolio's securities, less applicable expenses of the Fund and the Portfolio






PROSPECTUS                           33
attributable to the PlanAhead Class. Distributions of a Fund's share of its corresponding Portfolio's realized net short-term capital gain, net capital gain (the excess of net long-term capital gain over net short-term capital loss), and net gains from foreign currency transactions, if any, normally is made annually.



    All of each Money Market Fund's net investment income and net short-term capital gain, if any, generally are declared as dividends on each Money Market Business Day immediately prior to the determination of the net asset value. Dividends generally will be paid on the first Money Market Business Day of the following month. Each Money Market Fund's net investment income attributable to the PlanAhead Class will consist of that class' pro rata share of the Fund's share of interest accrued and discount earned on its corresponding Portfolio's securities less amortization of premium and estimated expenses of both the Portfolio and the Fund attributable to the PlanAhead Class. The Money Market Portfolios do not expect to realize net capital gain, and, therefore, the Money Market Funds do not foresee paying any capital gain distributions. If any Money Market Fund (either directly or indirectly through its corresponding portfolio) incurred or anticipated any unusual expenses, loss or depreciation that would adversely affect its net asset value or income for a particular period, the Board would at that time consider whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances.



    Unless a shareholder elects otherwise on the account application, all dividends and other distributions on a Fund's PlanAhead Class shares will be automatically declared and paid in additional PlanAhead Class shares of that Fund. However, a shareholder may choose to have distributions of net capital gain paid in shares and dividends paid in cash or to have all such distributions and dividends paid in cash. An election may be changed at any time by delivering written notice that is received by the transfer agent at least ten days prior to the payment date for a dividend or other distribution.



    Each Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (generally, net investment income plus any net short-term capital gain and gains from certain foreign currency transactions) and net capital gain that it distributes to its shareholders. However, a Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that calendar year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these and other purposes, dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Each Portfolio has received a ruling from the Internal Revenue Service that it is classified for federal income tax purposes as a partnership; accordingly, no Portfolio is subject to federal income tax.


    Dividends from a Fund's investment company taxable income will be taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gain (whether received in cash or paid in additional Fund shares), when designated as such, generally will be taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. A capital gain distribution from a Fund also may be offset by capital losses from other sources.

    Some foreign countries may impose withholding taxes on certain dividends payable to the International Equity Portfolio. The International Equity Fund's share of any such withheld tax may either be treated by that Fund as a deduction or, if it satisfies certain requirements, it may elect to flow the tax through to its shareholders, who in turn may either treat it as a deduction or use it in calculating a credit against their federal income tax.

    A portion of the income dividends paid by the Balanced Fund and Growth and Income Fund is eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the respective Fund's aggregate dividends received from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction may be subject indirectly to the AMT. The





                                    34                                PROSPECTUS

International Equity Fund's dividends will most likely not qualify for the dividends-received deduction because none of the dividends received by that Fund are expected to be paid by U.S. corporations.

    Distributions by the Municipal Money Market Fund that it designates as "exempt-interest dividends" generally may be excluded from gross income by its shareholders. If the Municipal Money Market Portfolio earns taxable income from any of its investments, the Municipal Money Market Fund's share of income will be distributed to its shareholders as a taxable dividend. To the extent that Portfolio invests in certain private activity obligations, that Fund's shareholders will be required to treat a portion of its dividends as a "tax preference item" in determining their liability for the AMT. Exempt-interest dividends also may be subject to state and local tax laws. Because some states exempt from tax the interest on their own obligations and obligations of governmental agencies of and municipalities in the state, shareholders will receive tax information each year regarding the Municipal Money Market Fund's exempt-interest income by state. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of that Fund is not deductible.

    Redemption of Fund shares (other than shares of the Money Market Funds) may result in taxable gain or loss to the redeeming shareholder, depending upon whether the fair market value of the redemption proceeds exceeds or is less than the shareholder's adjusted basis for the redeemed shares. An exchange of shares of a Fund for shares of any other Fund (see "Exchange Privileges") generally will have similar tax consequences. If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

    If shares are purchased shortly before the record date for a dividend (other than an exempt-interest dividend) or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.


    Each Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) (and for the International Equity Fund, if it satisfies the requirements and makes the election referred to above, their share of that Fund's share of any foreign taxes paid by the International Equity Portfolio) that year and of any portion of those dividends that qualifies for the corporate dividends-received deduction. The notice sent by the Municipal Money Market Fund specifies the amounts of exempt-interest dividends (and the portion thereof, if any, that is a tax preference item for purposes of the AMT) and any taxable dividends.


    Each Fund is required to withhold 31% of all taxable dividends, and, for all Funds other than the Money Market Funds, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number or (except with respect to redemption proceeds) who otherwise are subject to back-up withholding.

    The foregoing is only a summary of some of the important tax considerations generally affecting the Funds and their shareholders. Prospective investors are urged to consult their own tax advisers regarding specific questions as to the effect of federal, state or local income taxes on any investment in the Trust. For further tax information, see the SAI.

GENERAL INFORMATION

The Trust currently is comprised of eight separate investment portfolios. Each Fund is comprised of three classes of shares, which can be issued in an unlimited number. Each share represents an equal proportionate beneficial interest in that Fund and is entitled to one vote. Only shares of a particular class may vote on matters affecting that class. Only shares of a particular Fund may vote on matters affecting that Fund. All shares of the Trust vote on matters affecting the Trust as a whole. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares of the Trust are nontransferable.

    On most issues subjected to a vote of a Portfolio's interest holders, as required by the 1940 Act, its corresponding Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion





PROSPECTUS                           35
to the votes cast by that Fund's shareholders. Because a Portfolio interest holder's votes are proportionate to its percentage interests in that Portfolio, one or more other Portfolio investors could, in certain instances, approve an action against which a majority of the outstanding voting securities of its corresponding Fund had voted. This could result in that Fund's redeeming its investment in its corresponding Portfolio, which could result in increased expenses for that Fund. Whenever the shareholders of a Fund are called to vote on matters related to its corresponding Portfolio, the Board shall vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Any information received from a Portfolio in the Portfolio's report to shareholders will be provided to the shareholders of its corresponding Fund.

    As a Massachusetts business trust, the Trust is not obligated to conduct annual shareholder meetings. However, the Trust will hold special shareholder meetings whenever required to do so under the federal securities laws or the Trust's Declaration of Trust or By-Laws. Trustees can be removed by a shareholder vote at special shareholder meetings.


    As more fully described in the SAI, the following persons may be deemed to control certain Funds by virtue of their ownership of more than 25% of the outstanding shares of a Fund as of December 31, 1995:



 American AAdvantage Balanced Fund
     AMR Corporation and subsidiary companies and Employee Benefit
     Trusts thereof                                                                                                %
 American AAdvantage Growth and Income Fund
     AMR Corporation and subsidiary companies and Employee Benefit
     Trusts thereof                                                                                                %
 American AAdvantage International Equity Fund
     AMR Corporation and subsidiary companies and Employee Benefit
     Trusts thereof                                                                                                %
 American AAdvantage Limited-Term Income Fund
     AMR Corporation and subsidiary companies and Employee Benefit
     Trusts thereof                                                                                                %
     Retirement Advisors of America, Inc.                                                                          %
 American AAdvantage Municipal Money Market Fund
                                                                                                                   %



SHAREHOLDER COMMUNICATIONS



Shareholders will receive periodic reports, including annual and semi-annual reports which will include financial statements showing the results of the Funds' operations and other information. The financial statements of the Trust and the AMR Trust will be audited by Ernst & Young LLP, independent auditors, at least annually. Shareholder inquiries and requests for information regarding the other investment companies which also invest in the AMR Trust should be made in writing to the Funds at P.O. Box 619003, MD5645, Dallas/Fort Worth Airport, Texas 75261-9003, or by calling (800) 967- 9009.


    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN SALES LITERATURE SPECIFICALLY APPROVED BY OFFICERS OF THE TRUST FOR USE IN CONNECTION WITH THE OFFER OF ANY PLANAHEAD CLASS SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.


American AAdvantage Funds is a registered service mark of AMR Corporation. PlanAhead Class, Platinum Class, American AAdvantage Balanced Fund, American AAdvantage Growth and Income Fund, American AAdvantage International Equity Fund, American AAdvantage Limited-Term Income Fund, American AAdvantage Money Market Fund, American AAdvantage Municipal Money Market Fund and American AAdvantage U.S. Treasury Money Market Fund are service marks of AMR Investment Services, Inc.





                                        36                            PROSPECTUS

                                     (LOGO)

                             - PlanAhead Class -sm
                                 P.O. Box 4580
                          Chicago, Illinois 60680-4580
                                 (800) 231-4252

                              - Platinum Class -sm
                                P.O. Box 619003
                        Dallas/Fort Worth Airport, Texas
                                   75261-9003
                                 (800) 967-9009

                            - Institutional Class -
                                P.O. Box 619003
                        Dallas/Fort Worth Airport, Texas
                                   75261-9003

                                 (800) 658-5811


PROSPECTUS





PROSPECTUS                             37

THIS PROSPECTUS contains important information about the AMR Class of the American AAdvantage Funds ("Trust"), an open-end management investment company, which consists of multiple investment portfolios. This prospectus pertains only to the four funds listed on this cover page (individually referred to as a "Fund" and, collectively, the "Funds"). EACH FUND SEEKS ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A CORRESPONDING PORTFOLIO (INDIVIDUALLY REFERRED TO AS A "PORTFOLIO" AND, COLLECTIVELY, "PORTFOLIOS") OF THE AMR INVESTMENT SERVICES TRUST ("AMR TRUST") WHICH HAS AN INVESTMENT OBJECTIVE IDENTICAL TO THAT FUND. The investment experience of each Fund will correspond directly with the investment experience of each Portfolio. Each Fund consists of multiple classes of shares designed to meet the needs of different groups of investors. AMR Class shares are offered to tax-exempt retirement and benefit plans of AMR Corporation and its affiliates. Prospective investors in the AMR Class should read this Prospectus carefully before making an investment decision and retain it for future reference.



IN ADDITION TO THIS PROSPECTUS, a Statement of Additional Information ("SAI") dated March 1, 1996 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SAI contains more detailed information about the Funds. For a free copy of the SAI, call 817-967-3509. For further information about the AMR Class or for information on the other classes of shares, please refer to the appropriate address and phone number on the back cover of this Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCH STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     [LOGO]


BALANCED FUND

GROWTH AND INCOME FUND

INTERNATIONAL EQUITY FUND

LIMITED-TERM INCOME FUND

The AMERICAN AADVANTAGE BALANCED FUND(SM) ("Balanced Fund") seeks income and capital appreciation by investing all of its investable assets in the Balanced Portfolio of the AMR Trust ("Balanced Portfolio") which in turn primarily invests in equity and debt securities (such as stocks and bonds).



The AMERICAN AADVANTAGE GROWTH AND INCOME FUND(SM) ("Growth and Income Fund") seeks long-term capital appreciation and current income by investing all of its investable assets in the Growth and Income Portfolio of the AMR Trust ("Growth and Income Portfolio") which in turn primarily invests in equity securities (such as stocks).



The AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM) ("International Equity Fund") seeks long-term capital appreciation by investing all of its investable assets in the International Equity Portfolio of the AMR Trust ("International Equity Portfolio") which in turn primarily invests in equity securities of issuers based outside the United States (such as foreign stocks).



The AMERICAN AADVANTAGE LIMITED-TERM INCOME FUND(SM) ("Limited-Term Income Fund") seeks income and capital appreciation by investing all of its investable assets in the Limited-Term Income Portfolio of the AMR Trust ("Limited-Term Income Portfolio") which in turn primarily invests in debt obligations.


Under a Hub and Spoke(R)(1) operating structure, each Fund seeks its investment objective by investing all of its investable assets in a corresponding Portfolio as described above. Each Portfolio's investment objective is identical to that of its corresponding Fund. Whenever the phrase "all of the Fund's investable assets" is used, it means that the only investment securities that will be held by a Fund will be that Fund's interest in its corresponding Portfolio. AMR Investment Services, Inc. ("Manager") provides investment management and administrative services to the Portfolios and administrative services to the Funds. This Hub and Spoke structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Accordingly, investors should carefully consider this investment approach. See "Investment Objectives, Policies and Risks -- Additional Information About the Portfolios." A Fund may withdraw its investment in a corresponding Portfolio at any time if the Trust's Board of Trustees ("Board") determines that it would be in the best interest of that Fund and its shareholders to do so. Upon any such withdrawal, that Fund's assets would be invested in accordance with the investment policies and restrictions described in this Prospectus and the SAI.



Table of Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . .
Financial Highlights  . . . . . . . . . . . . . . . . . . . . . . . . . . .
Introduction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Investment Objectives, Policies and Risks . . . . . . . . . . . . . . . . .
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . .
Yields and Total Returns  . . . . . . . . . . . . . . . . . . . . . . . . .
Management and Administration of the Trust  . . . . . . . . . . . . . . . .
Investment Advisers . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Purchase, Redemption and Valuation of Shares  . . . . . . . . . . . . . . .
Dividends, Other Distributions and Tax Matters. . . . . . . . . . . . . . .
General Information . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Shareholder Communications  . . . . . . . . . . . . . . . . . . . . . . . .


_______________

(1) Hub and Spoke is a registered service mark of Signature Financial Group, Inc.

TABLE OF FEES AND EXPENSES

Annual Operating Expenses (as a percentage of average net assets):


                                              GROWTH AND    INTERNATIONAL     LIMITED-TERM
                             BALANCED FUND    INCOME FUND     EQUITY FUND     INCOME FUND
Management Fees(1)               0.28%            0.28%           0.43%           0.20%
12b-1 Fees                       0.00             0.00            0.00            0.00
Other Expenses                   0.08             0.08            0.11            0.11
                                 ----             ----            ----            ----
Total Operating Expenses         0.36%            0.36%           0.54%           0.31%
                                 ====             ====            ====            ====-

(1) The "Management Fee" represents those investment advisory fees paid to the Manager and the investment advisers.

     The Board believes that the aggregate per share expenses of each Fund and its corresponding Portfolio will be approximately equal to the expenses that the Fund would incur if its assets were invested directly in the type of securities held by the Portfolio.

EXAMPLES

An AMR Class investor in each Fund would directly or indirectly pay on a cumulative basis the following expenses on a $1,000 investment assuming a 5% annual return:


                                    1 YEAR     3 YEARS    5 YEARS     10 YEARS
                                    ------     -------    -------     --------
Balanced Fund                         $4         $12        $20          $46
Growth and Income Fund                 4          12         20           46
International Equity Fund              6          17         30           68
Limited-Term Income Fund               3          10         17           39

     The purpose of the table above is to assist a potential investor in understanding the various costs and expenses to be incurred directly or indirectly as a shareholder in the AMR Class of a Fund. Additional information may be found under "Management and Administration of the Trust" and "Investment Advisers."

THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND PERFORMANCE MAY BE BETTER OR WORSE THAN THE 5% ANNUAL RETURN ASSUMED IN THE EXAMPLES.


FINANCIAL HIGHLIGHTS


The financial highlights in the following tables have been derived from financial statements of the Trust. The information has been audited by Ernst & Young LLP, independent auditors. Such information should be read in conjunction with the financial statements and the report of the independent auditors appearing in the Annual Report incorporated by reference in the SAI, which contains further information about performance of the Funds and can be obtained by investors without charge.

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                      BALANCED FUND
                                                      -------------
                                  AMR CLASS                                    INSTITUTIONAL CLASS
                                  ---------                                    -------------------
                              YEAR ENDED  PERIOD ENDED                   YEAR ENDED OCTOBER 31,                     PERIOD ENDED
                              OCTOBER 31,  OCTOBER 31,                   ----------------------                     OCTOBER 31,
                             -----------  -----------                                                               -----------
                              1995(4)(5) 1994(1)(3)    1994(3)   1993     1992     1991     1990(2)    1989     1988    1987(1)
                              ---------- ----------    -------   ----     ----     ----     -------    ----     ----    -------

Net asset value, beginning
  of period                       $12.36     $12.35     $13.23   $11.99   $11.60   $ 9.87    $11.05   $10.13     $9.08   $10.00
                                  ------     ------     ------   ------   ------   ------    ------   ------     -----   ------
Income from investment
  operations:
  Net investment income             0.58       0.14       0.57     0.49     0.55     0.58      0.57     0.53      0.56     0.16
  Net gains (losses) on
    securities (both realized
    and unrealized)                 1.71     (0.13)     (0.54)     1.57     0.41     1.79    (1.18)     0.90      0.73   (1.08)
                                    ----     ------     ------     ----     ----     ----    ------     ----      ----   ------
Total from investment
  operations                        2.29       0.01       0.03     2.06     0.96     2.37    (0.61)     1.43      1.29   (0.92)
                                    ----       ----       ----     ----     ----     ----    ------     ----      ----   ------
Less distributions:
  Dividends from net
      investment income           (0.53)         --     (0.56)   (0.52)   (0.56)   (0.64)    (0.51)   (0.51)   (0.240)       --
  Distributions from net
      realized gains on
      securities                  (0.14)         --     (0.34)   (0.30)   (0.01)       --    (0.06)       --        --       --
                                  ------         --     ------   ------   ------       --    ------       --        --       --
Total distributions               (0.67)         --     (0.90)   (0.82)   (0.57)   (0.64)    (0.57)   (0.51)    (0.24)       --
                                  ------         --     ------   ------   ------   ------    ------   ------    ------       --
Net asset value, end of period    $13.98     $ 2.36   $  12.36   $13.23   $11.99   $11.60     $9.87   $11.05    $10.13   $ 9.08
                                  ======     ======   ========   ======   ======   ======     =====   ======    ======   ======
Total return (annualized)(6)      19.77%  (0.8)%(7)     (0.8)%   19.19%    8.75%   25.35%   (5.24)%   15.49%    14.63% (31.84)%
                                  ======  =========     ======   ======    =====   ======   =======   ======    ====== ========
Ratios/supplemental data:
  Net assets, end of period
      (in thousands)            $542,619   $393,504   $222,873 $532,543  370,087 $311,906  $233,702 $210,119  $147,581 $118,985
  Ratios to average net
      assets (8)(9)(10)
      Expenses                     0.38%      0.36%      0.36%    0.34%    0.35%    0.37%     0.44%    0.47%     0.52%    0.45%
      Net investment income        4.54%      4.65%      4.77%    4.91%    5.31%    6.06%     6.50%    6.32%    6..25%    5.59%
Portfolio turnover rate              73%        48%        48%      83%      80%      55%       62%      78%       77%      17%


(1)          The Balanced Fund commenced active operations on July 17, 1987.
             The AMR Class commenced active operations on August 1, 1994.
(2) Penmark Investments, Inc. was replaced by Independence Investment Associates, Inc. as an investment adviser to the Fund as of the close of business on February 28, 1990.
(3) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.
(4) GSB Investment Management, Inc. was added as an investment adviser to the Balanced Fund on January 1, 1995.
(5) Net investment income per share was calculated by subtracting class expenses per share from net investment income per share for the Fund before class expenses.
(6) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of .30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.
(7) Total return for the AMR Class for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the AMR Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total returns for the AMR Class would vary from the results shown had it been in operation for the entire year.
(8) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to approximately $.01 per share in each period on an annualized basis.
(9) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.

(10)         Annualized.

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)




                                                    GROWTH AND INCOME FUND
                                                    ----------------------
                                    AMR CLASS                                     INSTITUTIONAL CLASS
                                    ---------                                     -------------------
                           YEAR ENDED   PERIOD ENDED                       YEAR ENDED OCTOBER 31,                    PERIOD ENDED
                            OCTOBER 31,  OCTOBER 31,                       ----------------------                     OCTOBER 31,
                            -----------  -----------                                                                  -----------
                              1995(5)    1994(1)(4)  1994(4)    1993    1992(3)    1991    1990(2)    1989      1988    1987(1)
                              -------    ----------  -------    ----    -------    ----    -------    ----      ----    -------
Net asset value, beginning
  of period                      $14.20       $13.99   $14.63    $12.79   $12.10    $ 9.47   $11.59     $9.96    $8.30    $10.00
                                              ------   ------    ------   ------    ------   ------     -----    -----    ------
Income from investment
  operations:
  Net investment income            0.44         0.11     0.43      0.36     0.39      0.42     0.42      0.42     0.42      0.10
  Net gains (losses) on
    securities (both
    realized and unrealized)       2.30         0.10     0.08      2.21     0.77      2.70   (1.94)      1.59     1.40    (1.80)
                                   ----       ------   ------      ----     ----      ----   ------      ----     ----    ------
Total from investment operations   2.74         0.21     0.51      2.57     1.16      3.12   (1.52)      2.01     1.82    (1.70)
                                   ----         ----     ----      ----     ----      ----   ------      ----     ----    ------
Less distributions:
  Dividends from net
      investment income          (0.45)           --   (0.41)    (0.37)   (0.39)    (0.49)   (0.43)    (0.38)   (0.16)        --
  Distributions from net
      realized gains on
      securities                 (0.54)           --   (0.54)    (0.36)   (0.08)        --   (0.17)        --       --        --
                                 ------           --   ------    ------   ------        --   ------        --       --        --
Total distributions              (0.99)           --   (0.95)    (0.73)   (0.47)    (0.49)   (0.60)    (0.38)   (0.16)        --
                                 ------           --   ------    ------   ------    ------   ------    ------   ------        --
Net asset value, end of period   $15.95       $14.20 $  14.19    $14.63   $12.79    $12.10   $ 9.47    $11.59    $9.96    $ 8.30
                                 ======       ====== ========    ======   ======    ======   ======    ======    =====    ======
Total return (annualized)(6)     21.03%     3.43%(7)    3.36%    21.49%   10.00%    33.83% (13.52)%    20.94%   22.20%  (58.51)%
                                 ======     ========    =====    ======   ======           ========    ======   ======  ========
Ratios/supplemental data:
  Net assets, end of period
      (in thousands)           $706,884     $505,892  $22,737  $477,088 $339,739  $264,628 $182,430  $187,869 $140,073  $134,796
  Ratios to average net
      assets (8)(9)(10)
      Expenses                    0.38%        0.37%    0.33%     0.34%    0.36%     0.37%    0.45%     0.45%    0.53%     0.43%
      Net investment income       3.20%        3.18%    3.28%     3.12%    3.57%     4.19%    4.49%     4.40%    4.20%     3.68%
Portfolio turnover rate             26%          23%      23%       30%      35%       52%      41%       50%      56%       22%


(1) The Growth and Income Fund commenced active operations on July 17, 1987. The AMR Class commenced active operations on August 1, 1994 and at that time existing shares of the Growth and Income Fund were designated as Institutional Class shares.
(2) GSB Investment Management, Inc. was added as an investment adviser to the Growth and Income Fund on April 10, 1990.
(3) The assets of the Growth and Income Fund previously managed by Atlanta Capital Management were transferred to GSB Investment Management, Inc. as of the close of business on December 5, 1991.
(4) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

(5) Net investment income per share was calculated by subtracting class expenses per share from net investment income per share for the Fund before class expenses.


(6) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of .30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.


(7) Total return for the AMR Class for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the AMR Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total returns for the AMR Class would vary from the results shown had it been in operation for the entire year.

(8) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.
(9) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.

(10)         Annualized

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)



                                                      INTERNATIONAL EQUITY FUND
                                                      -------------------------
                                               AMR CLASS                      INSTITUTIONAL CLASS
                                      ---------------------------   --------------------------------------      PERIOD
                                       YEAR ENDED    PERIOD ENDED                                               ENDED
                                       OCTOBER 31,    OCTOBER 31,          YEAR ENDED OCTOBER 31,             OCTOBER 31,
                                       -----------   ------------   -------------------------------------     ----------
                                         1995(5)     1994(1)(3)(4)  1994(3)(4)      1993(2)        1992         1991(1)
                                         -------     -------------  ----------      -------      --------      --------
Net asset value, beginning of
  period                                  $12.87         $12.61        $12.07         $8.93        $10.13        $10.00
                                          ------         ------        ------         -----        ------        ------
Income from investment
 operations:
  Net investment income                     0.30           0.05          0.32          0.17          0.12            --
 Net gains (losses) on securities
  (both realized and unrealized)            0.68           0.21          1.10          3.09        (1.31)          0.13
                                            ----           ----          ----          ----        ------          ----
Total from investment operations            0.98           0.26          1.42          3.26        (1.19)          0.13
                                            ----           ----          ----          ----        ------          ----
Less distributions:
  Dividends from net investment
    income                                (0.22)             --        (0.17)        (0.12)        (0.01)            --
 Distributions from net realized
   gains on securities                    (0.32)             --        (0.45)            --            --            --
                                          ------             --        ------            --            --            --
Total distributions                       (0.54)             --        (0.62)        (0.12)        (0.01)            --
                                          ------             --        ------        ------        ------            --
Net asset value, end of period            $13.31         $12.87        $12.87        $12.07         $8.93        $10.13
                                          ======         ------        ------        ------         -----        ------
Total return (annualized)(6)               8.18%         11.77%     11.77%(7)        36.56%      (12.07)%         5.69%
                                           =====         ------     ---------        ------      --------         -----
Ratios/supplemental data:
  Net assets, end of period (in
    thousands)                          $227,939       $165,524       $23,115       $66,652       $38,837       $10,536
Ratios to average net assets
  (8)(9)(10):
    Expenses                               0.60%          0.63%         0.61%         0.78%         1.17%     1.90%(11)
    Net investment income                  2.65%          1.41%         2.74%         2.00%         2.04%     0.38%(11)
 Portfolio turnover rate                     21%            37%           37%           61%           21%            2%


(1) The International Equity Fund commenced active operations on August 7, 1991. The AMR Class commenced active operations on August 1, 1994 and at that time existing shares of the International Equity Fund were designated as Institutional Class shares.
(2) HD International Limited was replaced by Hotchkis and Wiley as an investment adviser to the International Equity Fund as of May 21, 1993.
(3) Morgan Stanley Asset Management Inc. was added as an investment adviser to the International Equity Fund as of August 1, 1994.
(4) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.
(5) Net investment income per share was calculated by subtracting class expenses per share from net investment income per share for the Fund before class expenses.
(6) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of .30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.
(7) Total return for the AMR Class for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the AMR Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total returns for the AMR Class would vary from the results shown had it been in operation for the entire year.

(8) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager. Such fees amounted to less than $.04 per share in each period on an annualized basis and were waived by the Manager for the period ended October 31, 1991.

(9) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.
(10)         Annualized.
(11) Estimated based on expected annual expenses and actual average net assets.

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)




                                                       LIMITED-TERM INCOME FUND
                                                       ------------------------
                                            AMR CLASS                                   INSTITUTIONAL CLASS
                                 ------------------------ --------------------------------------------------------------------------
                                 YEAR ENDED  PERIOD ENDED                                                             PERIOD ENDED
                                 ----------- ------------                    YEAR ENDED OCTOBER 31,                   -------------
                                 OCTOBER 31,  OCTOBER 31, ------------------------------------------------------------   OCTOBER 31,
                                    1995      1994(1)(3)  1994(3)    1993       1992      1991(2)     1990       1989      1988(1)
                                    -------   ----------  -------   ------     ------     -------    ------     ------     -------
                                                                                          (C)
Net asset value,
beginning of period                   $9.68      $9.78    $10.23    $10.13     $10.07      $9.76      $9.94     $10.12     $10.00
Income from investment
 operations:
Net investment income                  0.64       0.14      0.52      0.58       0.75       0.83       0.92       0.96       0.64
 Net gains losses on securities
  (both realized and unrealized)       0.13     (0.10)    (0.46)      0.15       0.06       0.31     (0.18)     (0.12)       0.05
                                       ----     ------    ------      ----       ----       ----     ------     ------       ----
Total from investment
 operations                            0.77       0.04      0.06      0.73       0.81       1.14       0.74       0.84       0.69
                                       ----       ----      ----      ----       ----       ----       ----       ----       ----
Less distributions dividends
 distributions:
   from net investment
   income                            (0.64)     (0.14)    (0.52)    (0.58)     (0.75)     (0.83)     (0.92)     (1.02)     (0.57)
Distributions from net realized
  gains on securities                    --         --    (0.10)    (0.05)         --         --         --         --         --
                                         --         --    ------    ------         --         --         --         --         --
Total distributions                  (0.64)     (0.14)    (0.62)    (0.63)     (0.75)     (0.83)     (0.92)     (1.02)     (0.57)
                                     ------     ------    ------    ------     ------     ------     ------     ------     ------
Net asset value, end of period        $9.81      $9.68     $9.67    $10.23     $10.13     $10.07      $9.76      $9.94     $10.12
                                      -----      -----     -----    ------     ------     ------      -----      -----     ------
Total return (annualized)(4)          8.22%   0.59%(5)     0.42%     7.20%      7.94%     11.87%      7.51%      7.62%      7.41%
                                      -----   --------     -----     -----      -----     ------      -----      -----      -----
Ratios/supplemental data
  net assets end of period
  (in thousands)                    $64,595    $53,445  $112,141  $238,874   $209,928   $141,629    $83,265    $60,507    $40,855
Ratios to average net
  assets (6)(7)(8):
    Expenses                          0.36%      0.33%     0.31%     0.26%      0.27%      0.35%      0.48%      0.59%      0.50%
    Net investment income             6.60%      5.77%     5.26%     5.76%      7.40%      8.42%      9.44%      9.77%      8.01%
Portfolio turnover rate                183%        94%       94%      176%       133%       165%       156%       158%       127%


(1) The Limited-Term Income Fund commenced active operations on December 3, 1987. The AMR Class commenced active operations on August 1, 1994 and at that time existing shares of the Limited-Term Income Fund were designated as Institutional Class shares.
(2) AMR Investment Services, Inc. began portfolio management of the Limited-Term Income Fund on March 1, 1991 replacing Brown Brothers, Harriman & Co. and Barrow, Hanley, Mewhinney & Strauss, Inc.
(3) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.
(4) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of .30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.
(5) Total return for the AMR Class for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the AMR Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total returns for the AMR Class would vary from the results shown had it been in operation for the entire year.

(6) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager. Such fees amounted to less than $.03 per share in each period on an annualized basis.

(7) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.

(8) Annualized.

INTRODUCTION


The Trust is an open-end, management investment company organized as a Massachusetts business trust on January 16, 1987. The Funds are four of the several investment portfolios of the Trust. Each Fund has a distinctive investment objective and investment policies. Each Fund will invest all of its investable assets in a corresponding Portfolio of the AMR Trust which has an identical investment objective. The Manager provides the Portfolios with business and asset management services, including the evaluation and monitoring of the investment advisers, and it provides the Funds with administrative services. Each Fund consists of multiple classes of shares, including the "AMR Class," for tax-exempt retirement and benefit plans of AMR Corporation and its affiliates, the "PlanAhead Class" which is available to all investors, including smaller institutional investors, investors using intermediary organizations such as discount brokers or plan sponsors, individual retirement accounts ("IRAs"), and self-employed individual retirement plans ("HR-10 Plans" or "Keogh Plans"), and the "Institutional Class" which is available to large institutional investors investing at least $2 million in the Funds. For further information about the Institutional and PlanAhead Classes, call (800) 967-9009.


    Although each class of shares is designed to meet the needs of different categories of investors, all classes of each Fund share the same portfolio of investments and share a common investment objective. See "Investment Objectives, Policies and Risks." There is no guarantee that a Fund will achieve its investment objective. Based on its value, a share of a Fund, regardless of class, will receive a proportionate share of the investment income and the gains (losses) earned (or incurred) by the Fund. It also will bear its proportionate share of expenses that are allocated to the Fund as a whole. However, certain expenses presently are allocated separately to each class of shares.

    The assets of the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio are allocated by the Manager among investment advisers designated for each of those Portfolios. Investment decisions for the Limited-Term Income Portfolio are made directly by the Manager. See "Investment Advisers." Each investment adviser has discretion to purchase and sell portfolio securities in accordance with the investment objectives, policies and restrictions described in this Prospectus and in the SAI and by specific investment strategies developed by the Manager.

    AMR Class shares are sold without any sales charges at the next share price calculated after an investment is received and accepted. Shares will be redeemed at the next share price calculated after receipt of a redemption order. See "Purchase, Redemption and Valuation of Shares."

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The investment objective and policies of each Fund and its corresponding Portfolio are described below. Except as otherwise indicated, the investment policies of any Fund may be changed at any time by the Board to the extent that such changes are consistent with the investment objective of the applicable Fund. However, each Fund's investment objective may not be changed without a majority vote of that Fund's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the applicable Fund present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the applicable Fund (hereinafter, "majority vote"). A Portfolio's investment objective may not be changed without a majority vote of that Portfolio's interest holders.

    Each Fund has a fundamental investment policy which allows it to invest all of its investable assets in its corresponding Portfolio. All other fundamental investment policies and the non-fundamental investment policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to each Fund and the Board.


AMERICAN AADVANTAGE BALANCED FUND -- This Fund's investment objective is to realize both income and capital appreciation. This Fund seeks its investment objective by investing all of its investable assets in the Balanced Portfolio, which invests primarily in equity and debt securities. Although equity securities (such as stocks) will be purchased primarily for capital appreciation and debt securities (such as bonds) will be purchased primarily for income purposes, income and capital appreciation potential will be considered in connection with all such investments. Excluding collateral for securities loaned, ordinarily the Portfolio will have a minimum of 30% and a maximum of 70% of its assets invested in equity securities and a minimum of 30% and a maximum of 70% of its assets invested in debt securities which, at the time of purchase, are rated in one of the four highest rating categories by all nationally recognized statistical rating organizations ("Rating Organizations") rating that security such as Standard & Poor's or Moody's Investor Services, Inc. or, if unrated, are deemed to be of comparable quality by the applicable investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's debt allocation. Obligations rated in the BBB or Baa categories by any Rating Organization have speculative characteristics and thus changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. See the SAI for a description of debt ratings. The Portfolio, at the discretion of the investment advisers, may retain a security that has been downgraded below the initial investment criteria. The Portfolio usually invests between 50% and 65% of its assets in equity securities and between 35% and 50% of its assets in debt securities. The remainder of the Portfolio's assets may be invested in other investment companies and in cash or cash equivalents, including investment-grade short-term obligations. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents and investment grade short-term obligations.



    The Portfolio's investments in debt securities may include investments in obligations of the U.S. Government and its agencies and instrumentalities, including separately traded registered interest and principal securities ("STRIPS") and other zero coupon obligations; corporate bonds, notes and debentures; non-convertible preferred stocks; mortgage-backed securities; asset-backed securities; and domestic, Yankeedollar and Eurodollar bank deposit notes, certificates of deposit, bonds and notes. Such obligations may have a fixed, variable or floating rate of interest. See the SAI for a further description of the foregoing securities. The value of the Portfolio's debt investments will vary in response to interest rate changes as described in "American AAdvantage Limited-Term Income Fund."



    The Portfolio also may engage in dollar rolls or purchase or sell securities on a "when-issued" and on a "forward commitment" basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities take place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when- issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a "forward commitment" basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or on a forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.



    The Portfolio's equity investments may consist of common stocks, preferred stocks and convertible securities, including foreign securities that are represented by U.S. dollar-denominated American Depository Receipts which are traded in the United States on exchanges and in the over-the-counter market. When purchasing equity securities, emphasis will be placed on undervalued securities with above average growth expectations. The Manager believes that purchasing securities which the investment advisers believe are undervalued in the market and that have above average growth potential will outperform other investment styles over the longer term while minimizing volatility and downside risk. The Manager will recommend that, with respect to portfolio management of equity assets, the Trust retain only those investment advisers who, in the Manager's opinion, utilize such an approach.


    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.; CAPITAL GUARDIAN TRUST COMPANY; GSB INVESTMENT MANAGEMENT, INC.; HOTCHKIS AND WILEY; and INDEPENDENCE INVESTMENT ASSOCIATES, INC. currently manage the assets of the Balanced Portfolio. See "Investment Advisers."


AMERICAN AADVANTAGE GROWTH AND INCOME FUND -- This Fund's investment objective is to realize long-term capital appreciation and current income. This Fund seeks its investment objective by investing all of its investable assets in the Growth and Income Portfolio, which invests primarily in equity securities. Excluding collateral for securities loaned, ordinarily at least 80% of the Portfolio's assets will be invested in equity securities consisting of common stocks, preferred stocks, securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants, and foreign equity securities that are represented by U.S. dollar-denominated American Depository Receipts which are traded in the United States on exchanges and in the over-the-counter market. In order to seek either above average current income or capital appreciation when interest rates are expected to decline, the Portfolio may invest in debt securities which, at the time of purchase, are rated in one of the four highest rating categories by all Rating Organizations rating that security or, if unrated, are deemed to be of comparable quality by the applicable investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's debt allocation. See "American AAdvantage Balanced Fund" for a description of the risks involved with these obligations. The Portfolio may also invest in other investment companies or in cash and cash equivalents, including investment grade short-term obligations, in order to maintain liquidity. See the SAI for definitions of the foregoing securities and for a description of debt ratings. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents and investment grade short-term obligations. In addition, the Portfolio may purchase or sell securities on a "when-issued" or on a "forward commitment" basis as described in "American AAdvantage Balanced Fund." When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations.


    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.; CAPITAL GUARDIAN TRUST COMPANY; GSB INVESTMENT MANAGEMENT, INC.; HOTCHKIS AND WILEY; and INDEPENDENCE INVESTMENT ASSOCIATES, INC. currently manage the assets of the Growth and Income Portfolio. See "Investment Advisers."


AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND -- This Fund's investment objective is to realize long-term capital appreciation. This Fund seeks its investment objective by investing all of its investable assets in the International Equity Portfolio, which invests primarily in equity securities of issuers based outside the United States. Ordinarily the Portfolio will invest at least 65% of its assets in common stocks and securities convertible into common stocks of issuers in at least three different foreign countries. However, excluding collateral for securities loaned, the Portfolio generally invests in excess of 80% of its assets in such securities. The remainder of the Portfolio's assets will be invested in non-U.S. debt securities which, at the time of purchase, are rated in one of the three highest rating categories by any Rating Organization or, if unrated, are deemed to be of comparable quality by the applicable investment adviser and traded publicly on a world market, or in cash or cash equivalents, including investment grade short-term obligations or in other investment companies. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents, other investment companies and investment grade short-term obligations.


    The investment advisers select securities based upon a country's economic outlook, market valuation and potential changes in currency exchange rates. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations.

    Overseas investing carries potential risks not associated with domestic investments. Such risks include but are not limited to: (1) political and financial instability abroad, including risk of nationalization or expropriation of assets and the risk of war; (2) less liquidity and greater volatility of foreign investments; (3) less public information regarding foreign companies; (4) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (5) lack of uniform accounting, auditing and financial reporting standards; (6) delays in transaction settlement in some foreign markets; (7) possibility of an imposition of confiscatory foreign taxes; (8) possible limitation on the removal of securities or other assets of the Portfolio; (9) restrictions on foreign investments and repatriation of capital; (10) currency fluctuations; (11) cost and possible restrictions of currency conversion; (12) withholding taxes on dividends in foreign countries; and (13) possibly higher commissions, custodial fees and management costs than in the U.S. market. These risks are often greater for investments in emerging or developing countries.


    The Portfolio will limit its investments to those in countries which have been recommended by the Manager and which have been approved by the AMR Trust Board. Countries may be added or deleted with AMR Trust Board approval. In determining which countries will be approved, the AMR Trust Board will evaluate the risk factors set forth above and will particularly focus on the ability to repatriate funds, the size and liquidity aspects of a particular country's market and the investment climate for foreign investors. The current countries in which the Portfolio may invest are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Portfolio normally will invest in issuers based in at least three different countries outside the United States.

    The Portfolio may trade forward foreign currency contracts ("forward contracts"), which are derivatives, to hedge currency fluctuations of underlying stock or bond positions or in other circumstances permitted by the Commodity Futures Trading Commission ("CFTC"). Forward contracts to sell foreign currency may be used when the management of the Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar. Forward contracts are also entered into to set the exchange rate for a future transaction. In this manner, the Portfolio may protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Forward contracts involve certain risks which include, but are not limited to: (1) imperfect correlation between the securities hedged and the contracts themselves; and (2) possible decrease in the total return of the Portfolio. Forward contracts are discussed in greater detail in the SAI.


    The Portfolio also may trade currency futures ("futures") for the same reasons as for entering into forward contracts as set forth above. Futures are traded on U.S. and foreign currency exchanges. The use of futures also entails certain risks which include, but are not limited to: (1) less liquidity due to daily limits on price fluctuation; (2) imperfect correlation between the securities hedged and the contracts themselves; (3) possible decrease in the total return of the Portfolio due to hedging; (4) possible reduction in value for both the contracts and the securities being hedged; and (5) potential losses in excess of the amounts invested in the futures contracts themselves. The Portfolio may not enter into futures contracts if the purchase or sale of such contract would cause the sum of the Portfolio's initial and any variation margin deposits to exceed 5% of its total assets. Futures contracts, which are derivatives, are discussed in greater detail in the SAI.


    HOTCHKIS AND WILEY, MORGAN STANLEY ASSET MANAGEMENT INC. and TEMPLETON INVESTMENT COUNSEL, INC. currently serve as investment advisers to the International Equity Portfolio. See "Investment Advisers."

AMERICAN AADVANTAGE LIMITED-TERM INCOME FUND -- This Fund's investment objective is to realize income and capital appreciation. As an investment policy, the Fund primarily seeks income and secondarily seeks capital appreciation. The Fund seeks its investment objective by investing all of its investable assets in the Limited-Term Income Portfolio, which invests primarily in debt obligations. Permissible investments include securities of the U.S. Government and its agencies and instrumentalities, including STRIPS and other zero coupon obligations; corporate bonds, notes and debentures; non-convertible preferred stocks; mortgage-backed securities; asset-backed securities; domestic, Yankeedollar and Eurodollar certificates of deposit, bank deposit notes, and bank notes; other investment companies; and cash or cash equivalents including investment grade short-term obligations. Such obligations may have a fixed, variable or floating rate of interest. At the time of purchase, all such securities will be rated in one of the four highest rating categories by all Rating Organizations rating such obligation or, if unrated, will be deemed to be of comparable quality by the investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's total assets. See "American AAdvantage Balanced Fund" for a description of the risks involved with these obligations. See the SAI for definitions of the foregoing securities and for a description of debt ratings. Principal and/or interest payments for obligations of the U.S. Government's agencies or instrumentalities may or may not be backed by the full faith and credit of the U.S. Government.


    Investments in Eurodollar (U.S. dollar obligations issued outside the United States by domestic or foreign entities) and Yankeedollar (U.S. dollar obligations issued inside the United States by foreign entities) obligations involve additional risks. Most notably, there generally is less publicly available information about foreign issuers; there may be less governmental regulation and supervision; foreign issuers may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements. The Portfolio also may engage in dollar rolls or purchase or sell securities on a "when-issued" or "forward commitment" basis as described under "American AAdvantage Balanced Fund."


    The market value of fixed rate securities, and thus the net asset value of this Portfolio's shares, is expected to vary inversely with movements in interest rates. The market value of variable and floating rate instruments will not vary as much due to the periodic adjustments in their interest rates. An adjustment which increases the interest rate of such securities should reduce or eliminate declines in market value resulting from a prior upward movement in interest rates, and an adjustment which decreases the interest rate of such securities should reduce or eliminate increases in market value resulting from a prior downward movement in interest rates.

    Mortgage-backed securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other debt securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities.

    Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported with various credit enhancements such as pool insurance, guarantees issued by governmental entities, a letter of credit from a bank or senior/subordinated structures.

    Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a mortgage pass-through, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate.

    The Portfolio is permitted to invest in asset-backed securities, subject to the Portfolio's rating and quality requirements. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans, automobile and credit card receivables, and other types of receivables or other assets as well as purchase contracts, financing leases and sales agreements entered into by municipalities, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Fund's and the Portfolio's investment objective, policies and quality standards, the Portfolio may invest in these and other types of asset-backed securities which may be developed in the future.

    Asset-backed securities involve certain risks that do not exist with mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on the securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.


    Although investments will not be restricted by the maturity of the securities purchased, under normal circumstances, the Portfolio will seek to maintain a dollar weighted average maturity of one to five years. However, the dollar- weighted average maturity may temporarily be adjusted outside the one to five year period if warranted by market conditions. For example, the average maturity of the Portfolio will be shortened in order to minimize depreciation of capital if the investment adviser anticipates a rise in interest rates. Conversely, the average maturity will be lengthened in order to maximize return if interest rates are expected to decline. In addition, portfolio securities may be actively traded to realize gains (or losses) and increase yields by taking advantage of short-term market variations. Because the timing on return of principal for both asset-backed and mortgage-backed securities is uncertain, in calculating the average weighted maturity of the Portfolio, the maturity of these securities may be based on certain industry conventions. The Manager serves as the sole active investment adviser to the Limited-Term Income Fund and its corresponding Portfolio.

OTHER INVESTMENT POLICIES -- In addition to the investment policies described previously, each Portfolio may also lend its securities, enter into fully collateralized repurchase agreements, and invest in private placement offerings.



    Each Portfolio may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, securities of the U.S. Government and its agencies and instrumentalities and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by any Portfolio would exceed 33 1/3% of its total assets. A Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. However, a Portfolio normally pays (including, in some cases, payments to the Manager) lending fees and related expenses from this interest or fee income. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Portfolios seek to minimize this risk by making loans only to borrowers which are deemed by the Manager to be of good financial standing and which have been approved by the AMR Trust Board. For purposes of complying with each Portfolio's investment policies and restrictions, collateral received in connection with securities loans will be deemed an asset of a Portfolio to the extent required by law. See the SAI for further information regarding loan transactions.



    A repurchase agreement is an agreement under which securities are acquired by a Portfolio from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the investment advisers or the Manager attempt to minimize this risk by entering into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the AMR Trust Board. See the SAI for more information regarding repurchase agreements.



    Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "Securities Act"), and resold to qualified institutional buyers under Rule 144A of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolios that agree they are purchasing the paper for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) paper normally is resold to other institutional investors such as the Portfolios through or with the assistance of the issuer or dealers that make a market in the Section 4(2) paper, thus providing liquidity. The Portfolios will not invest more than 15% of their respective net assets in Section 4(2) paper and illiquid securities unless the applicable investment adviser determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the AMR Trust Board, that any Section 4(2) paper held by such Portfolio in excess of this level is at all times liquid.



    Because it is not possible to predict with assurance exactly how this market for Section 4(2) paper offered and sold under Rule 144A will develop, the AMR Trust Board and the applicable investment adviser, pursuant to the guidelines approved by the AMR Trust Board, will carefully monitor the Portfolios' investments in these securities, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(2) paper could have the effect of reducing a Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.



BROKERAGE PRACTICES -- Each investment adviser will place its own orders to execute securities transactions which are designed to implement the applicable Portfolio's investment objective and policies. In placing such orders, each investment adviser will seek the best available price and most favorable execution. The full range and quality of services offered by the executing broker or dealer is considered when making these determinations. No Portfolio, other than the Limited-Term Income Portfolio, currently expects its portfolio turnover rate to exceed 100%. The portfolio turnover rate for the Limited-Term Income Fund for the fiscal year ended October 31, 1995 was 183%. High portfolio activity increases a Portfolio's transaction costs, including brokerage commissions, and may result in a greater number of taxable transactions.


    The Limited-Term Income Portfolio normally will not incur any brokerage commissions on its transactions because debt instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the obligation, however, usually includes a profit to the dealer. Obligations purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No commissions or discounts are paid when securities are purchased directly from an issuer.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS -- As previously described, investors should be aware that each Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio of the AMR Trust, which is a separate investment company. Since a Fund will invest only in its corresponding Portfolio, that Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio. Historically, the Manager has sponsored traditionally structured funds and, therefore, has limited experience with funds that invest all their assets in a separate portfolio.



    The Manager expects, although it cannot guarantee, that the Trust will achieve economies of scale by investing in the AMR Trust. In addition to selling their interests to the Funds, the Portfolios may sell their interests to other nonaffiliated investment companies and/or other institutional investors. All institutional investors in a Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in that Portfolio on the same terms and conditions. However, if another investment company invests all of its assets in a Portfolio, it would not be required to sell its shares at the same public offering price as a Fund and would be allowed to charge different sales commissions. Therefore, investors in a Fund may experience different returns from investors in another investment company that invests exclusively in that Fund's corresponding Portfolio.



    The Fund's investment in a Portfolio may be materially affected by the actions of large investors in that Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in a Portfolio, that Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, that Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in a Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of that Portfolio. A change in a Portfolio's fundamental objective, policies and restrictions, that is not approved by the shareholders of its corresponding Fund could require that Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, that Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for that Fund and could affect adversely its liquidity.


    The Portfolios' and their corresponding Funds' investment objectives and policies are described above. See "Investment Restrictions" for a description of their investment restrictions. The investment objective of a Fund can be changed only with shareholder approval. The approval of a Fund and of other investors in its corresponding Portfolio, if any, is not required to change the investment objective, policies or limitations of that Portfolio, unless otherwise specified. Written notice shall be provided to shareholders of a Fund within thirty days prior to any changes in its corresponding Portfolio's investment objective. If the investment objective of a Portfolio changes and the shareholders of its corresponding Fund do not approve a parallel change in that Fund's investment objective, the Fund would seek an alternative investment vehicle or the Manager and the investment advisers would actively manage the Funds.


    See "Management and Administration of the Trust" for a complete description of the investment management fee and other expenses associated with a Fund's investment in its corresponding Portfolio. This Prospectus and the SAI contain more detailed information about each Fund and its corresponding Portfolio, including information related to (1) the investment objective, policies and restrictions of each Fund and its corresponding Portfolio, (2) the Board of Trustees and officers of the Trust and the AMR Trust, (3) brokerage practices,
(4) the Funds' shares, including the rights and liabilities of its shareholders, (5) additional performance information, including the method used to calculate yield and total return, and (6) the determination of the value each Fund's shares.


INVESTMENT RESTRICTIONS

The following fundamental investment restrictions and the non-fundamental investment restrictions are identical for each Fund and its corresponding Portfolio. Therefore, although the following discusses the investment restrictions of each Portfolio and the AMR Trust Board, it applies equally to each Fund and the Board. The following fundamental investment restrictions may be changed with respect to a particular Fund by the majority vote of that Fund's outstanding shares or with respect to a Portfolio by the majority vote of that Portfolio's interest holders. No Portfolio may:

       - Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio's total assets.

       - Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies and instrumentalities. Finance companies as a group are not considered a single industry for purposes of this policy.

The following non-fundamental investment restrictions may be changed with respect to a particular Fund by a vote of a majority of the Board or with respect to a Portfolio by a vote of a majority of the AMR Trust Board. No Portfolio may:


       - Invest in securities of an issuer that, together with any predecessor, has been in operation for less than three years if more than 5% of the Portfolio's total assets would be invested in such securities. This limitation does not apply with regard to collateralized trust securities.



       - Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.



    The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.


YIELDS AND TOTAL RETURNS


Yields for the AMR Class of the Funds will be computed by dividing the net investment income earned per AMR Class share during the relevant time period by the maximum offering price per AMR Class share on the last day of the period. Total return quotations for the AMR Class of the Funds may reflect the average annual compounded (or aggregate compounded) rate of return during the designated time period based on a hypothetical initial investment and the redeemable value of that investment at the end of the period. Additionally, the AMR Class of the Limited-Term Income Fund may advertise a "monthly distribution rate." This rate is based on an annualized monthly dividend accrual rate per share compared with the month-end share price of the AMR Class of this Fund. The Funds will at times compare their performance to applicable published indices, and may also disclose their performance as ranked by certain ranking entities. Each class of a Fund has different expenses which will impact its performance. See the SAI for more information about the calculation of yields and total returns.


MANAGEMENT AND ADMINISTRATION OF THE TRUST


FUND MANAGEMENT AGREEMENT -- The Board has general supervisory responsibility over the Trust's affairs. The Manager provides or oversees all administrative, investment advisory and portfolio management services for the Trust pursuant to a Management Agreement dated April 3, 1987, as amended October 1, 1995, together with the Administrative Services Agreement described below. The AMR Trust and the Manager also entered into a Management Agreement dated October 1, 1995 that obligates the Manager to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust. The Manager, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly-owned subsidiary of AMR Corporation ("AMR"), the parent company of American Airlines, Inc., and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services. The assets of the corresponding Portfolios of the Balanced Fund, the Growth and Income Fund and the International Equity Fund are allocated by the Manager among one or more investment advisers designated for that Fund. See "Investment Advisers." The Manager serves as the sole active investment adviser to the corresponding Portfolio of the Limited-Term Income Fund. In addition, with the exception of the International Equity Fund, if so requested by any investment adviser, the Manager will make the investment decisions with respect to assets allocated to that investment adviser which the investment adviser determines should be invested in investment grade short-term obligations. As of December 31, 1995, the Manager had assets under management totaling
approximately $      billion including approximately $      billion under
active management and $      billion as named fiduciary or fiduciary adviser.
Of the total, approximately $      billion of assets are related to AMR.
American Airlines, Inc. is not responsible for investments made in the American AAdvantage Funds.

    The Manager provides the Trusts with office space, office equipment and personnel necessary to manage and administer the Trusts' operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Trusts by third parties. The Manager also develops the investment programs for each Portfolio, selects and changes investment advisers (subject to approval by the AMR Trust Board and appropriate interest holders), allocates assets among investment advisers, monitors the investment advisers' investment programs and results, and coordinates the investment activities of the investment advisers to ensure compliance with regulatory restrictions.


    The Manager bears the expense of providing the above services and pays the fees of the investment advisers of the Funds and their Portfolios. As compensation for paying the investment advisory fees and for providing the Portfolios with advisory and asset allocation services, the Manager receives from the AMR Trust an annualized advisory fee that is calculated and accrued daily, equal to the sum of (1) 0.25% of the net assets of the Limited-Term Income Portfolio, (2) 0.10% of the net assets of the other Portfolios, plus (3) all fees payable by the Manager to the AMR Trust's investment advisers as described in "Investment Advisers." The advisory fee is payable quarterly in arrears. To the extent that a Fund invests all of its investable assets in its corresponding Portfolio, the Manager will not receive an advisory fee under its Management Agreement with the Trust.



    Each Management Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the Board and the AMR Trust Board, including the affirmative votes of a majority of the independent Trustees of each Board who are not parties to the Management Agreement or "interested persons" as defined in the Investment Company Act of 1940, as amended ("1940 Act") of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval, or by the vote of a Fund's shareholders or a Portfolio's interest holders. A Management Agreement may be terminated with respect to a Fund or a Portfolio at any time, without penalty, by a majority vote of outstanding Fund shares or Portfolio interests on sixty (60) days' written notice to the Manager, or by the Manager, on sixty (60) days' written notice to the Trust or the AMR Trust. A Management Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.



    The Trust is responsible for the following expenses: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds' existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Independent Trustees; insurance and fidelity bond premiums; and any extraordinary expenses of a nonrecurring nature.



    A majority of the Independent Trustees of the Board have adopted written procedures reasonably appropriate to deal with potential conflicts of interest between the Trust and the AMR Trust, including creating a separate Board of Trustees of the AMR Trust.


FUND ADVISORY AGREEMENTS -- Each investment adviser has entered into a separate investment advisory agreement with the Manager to provide investment advisory services to the Funds and their corresponding Portfolios. To the extent that a Fund invests all of its investable assets in a corresponding Portfolio, however, an investment adviser will receive an advisory fee only on behalf of the Portfolio and not on behalf of its corresponding Fund. Except for the Limited-Term Income Portfolio, the assets of each Portfolio are allocated among the investment advisers designated for that Portfolio and described in this Prospectus in "Investment Advisers." All investment advisers are subject to approval by the AMR Trust Board and interest holders of the applicable Portfolio. The Manager recommends investment advisers to the AMR Trust Board based upon its continuing quantitative and qualitative evaluation of the investment advisers' skill in managing assets using specific investment styles and strategies. The allocation of assets among investment advisers may be changed at any time by the Manager. Allocations among advisers will vary based upon a variety of factors, including the overall investment performance of each investment adviser, the Portfolio's cash flow needs and market conditions. The Manager need not allocate assets to each investment adviser designated for a Portfolio. The investment advisers can be terminated without penalty to the AMR Trust by the Manager, the AMR Trust Board or the interest holders of the applicable Portfolio. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an investment adviser, and the Manager does not expect to recommend frequent changes of investment advisers. The Prospectus will be supplemented if additional investment advisers are retained or the contract with any existing investment adviser is terminated.

    Each investment adviser has discretion to purchase and sell securities for its segment of a Portfolio's assets in accordance with that Portfolio's objective, policies and restrictions and the more specific strategies provided by the Manager. Although the investment advisers are subject to general supervision by the AMR Trust Board and the Manager, these parties do not evaluate the investment merits of specific securities transactions. As compensation for its services, each investment adviser is paid a fee by the Manager out of the proceeds of the management fee received by the Manager from the AMR Trust.


ADMINISTRATIVE SERVICES AGREEMENT -- The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide the Funds those administrative and management services (other than investment advisory services) described in the Management Agreement. To the extent that a Fund invests all of its investable assets in a corresponding Portfolio, however, the Manager will receive no fee under this Agreement.

ALLOCATION OF FUND EXPENSES -- Expenses of each Fund generally are allocated equally among the shares of that Fund, regardless of class. However, certain expenses approved by the Board will be allocated solely to the class to which they relate.

PRINCIPAL UNDERWRITER -- BROKERS TRANSACTION SERVICES, INC. ("BTS"), 7001 Preston Road, Dallas, Texas, 75205 serves as the principal underwriter of the Trust.

CUSTODIAN AND TRANSFER AGENT -- NATIONSBANK OF TEXAS, N.A., Dallas, Texas, serves as custodian for the Portfolios and the Funds and as transfer agent for the AMR Class. THE CHASE MANHATTAN BANK N.A., New York, New York, acts as subcustodian for the International Equity Portfolio and its corresponding Fund.

INDEPENDENT AUDITOR -- The independent auditor for the Trust and the AMR Trust is ERNST & YOUNG LLP, Dallas, Texas.

INVESTMENT ADVISERS

Set forth below is a brief description of the investment advisers for each Fund and its corresponding Portfolio. Except for the Manager, none of the investment advisers provides any services to the Funds or the Portfolios except for portfolio investment management and related recordkeeping services, or has any affiliation with the Trust, the AMR Trust or the Manager.


    William F. Quinn has served as President of the Manager since it was founded in 1986 and Nancy A. Eckl currently serves as Vice President - Trust Investments of the Manager. She previously served as Vice President - Finance and Compliance of the Manager from December 1990 to May 1995. In these capacities, Mr. Quinn and Ms. Eckl have primary responsibility for the day-to-day operations of the Balanced Fund, the Growth and Income Fund, the International Equity Fund and their corresponding Portfolios. These responsibilities include oversight of the investment advisers, regular review of each adviser's performance and asset allocations among investment advisers.



    Michael W. Fields is responsible for the portfolio management oversight of the Limited-Term Income Fund and its corresponding Portfolio. Mr. Fields has been with the Manager since it was founded in 1986 and currently serves as Vice President-Fixed Income Investments. Benjamin L. Mayer is responsible for the day-to-day portfolio management of the Limited-Term Income Portfolio. Mr. Mayer has served as Senior Portfolio Manager of the Manager since May 1995. Prior to that time, he was a Vice President, Institutional Fixed Income Sales at Merrill, Lynch, Pierce, Fenner & Smith from January 1994 to April 1995 and Vice President, Regional Senior Strategist from April 1989 to January 1994 . Mr. Mayer has had portfolio management responsibility for the Fund since August 1995.



    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("Barrow"), 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204, is a professional investment counseling firm which has been providing investment advisory services since 1979. The firm is wholly owned by United Asset Management Corporation, a Delaware corporation, which owns forty- investment management companies, including Barrow. As of December 31, 1995, Barrow had discretionary investment management authority
with respect to approximately $      billion of assets, including approximately
$      billion of assets of AMR and its subsidiaries and affiliated entities.
Barrow serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio and the Limited-Term Income Portfolio, although the Manager does not presently intend to allocate any of the assets in the Limited-Term Income Portfolio to Barrow. The Manager pays Barrow an annualized fee equal to .30% on the first $200 million in AMR Trust assets under its discretionary management, .20% on the next $300 million, .15% on the next $500 million, and .125% on assets over $1 billion.

    CAPITAL GUARDIAN TRUST COMPANY ("Capital"), 333 South Hope Street, Los Angeles, California 90071, is a California state chartered trust company which was formed in 1968. The firm is a wholly owned subsidiary of The Capital Group, Inc., a company whose subsidiaries provide investment management and related
financial services. Capital managed approximately $      billion in assets as
of December 31, 1995, which included approximately $      million of assets of
AMR and its subsidiaries and affiliated entities. Capital serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio and the Limited-Term Income Portfolio, although the Manager does not presently intend to allocate any of the assets in the Limited-Term Income Portfolio to Capital. The Manager pays Capital an annualized fee equal to .50% of the first $20 million of AMR Trust assets under its discretionary management, .35% of the next $30 million of assets, and .225% of all excess assets for the Growth and Income Portfolio and .20% of all excess assets for the Balanced Portfolio. However, a 5% fee reduction applies to assets between $500 million and $750 million, a 7.5% fee reduction on assets between $750 million and $1 billion and a 10% fee reduction on assets over $1 billion. The reduction is applied to the overall effective fee rate for all assets managed by Capital.



    GSB INVESTMENT MANAGEMENT, INC. ("GSB"), 301 Commerce Street, Fort Worth, Texas 76102, is a professional investment management firm which was founded in 1987 by Frank P. Ganucheau, Mark J. Stupfel, and Lyle E. Brumley. GSB is wholly owned by United Asset Management Corporation, a Delaware corporation, which owns forty- investment management companies, including GSB. As of December 31,
1995, GSB managed approximately $      billion of assets, including
approximately $      million of assets of AMR and its subsidiaries and
affiliated entities. GSB serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio. The Manager pays GSB an annualized fee equal to .30% of the first $100 million in AMR Trust assets under its discretionary management, .25% of the next $100 million, .20% of the next $100 million, and .15% on all excess assets.



    HOTCHKIS AND WILEY, 800 West Sixth Street, 5th Floor, Los Angeles, California 90017, is a professional investment counseling firm which was founded in 1980 by John F. Hotchkis and George Wiley, who are the firm's founding General Partners. Assets under management as of December 31, 1995 were
approximately $      billion, which included approximately $      million of
assets of AMR and its subsidiaries and affiliated entities. Hotchkis and Wiley serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio. The advisory contract provides for the Manager to pay Hotchkis and Wiley an annualized fee equal to
 .60% of the first $10 million of assets under its discretionary management, .50% of the next $140 million of assets, .30% on the next $50 million of assets and .20% of all excess AMR Trust assets managed by Hotchkis.



    INDEPENDENCE INVESTMENT ASSOCIATES, INC. ("IIA"), 53 State Street, Boston, Massachusetts 02109, is a professional investment counseling firm which was founded in 1982. The firm is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company. Assets under management as of December 31, 1995, including funds managed for its parent company, were approximately $
billion, which included approximately $      million of assets of AMR and its
subsidiaries and affiliated entities. IIA serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio. The Manager pays IIA an annualized fee equal to .50% of the first $30 million of AMR Trust assets under its discretionary management, .25% of the next $70 million of assets, and .20% of all excess assets.



    MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, is a wholly owned subsidiary of Morgan Stanley Group Inc. MSAM provides portfolio management and named fiduciary services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and debt securities. As of December 31, 1995, MSAM had assets under
management totaling approximately $      billion, including approximately $
billion under active management and $      billion as named fiduciary or
fiduciary adviser. As of December 31, 1995, MSAM had investment authority over
approximately $      million of assets of AMR and its subsidiaries and
affiliated entities. MSAM serves as an investment adviser to the International Equity Portfolio. For this service, the Manager pays MSAM an annual fee equal to .80% of the first $25 million in AMR Trust assets under its discretionary management, .60% of the next $25 million in assets, .50% of the next $25 million in assets and .40% on all excess assets.



    TEMPLETON INVESTMENT COUNSEL, INC. ("Templeton"), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091, is a professional investment counseling firm which has been providing investment services since 1979. Templeton is indirectly owned by Franklin Resources, Inc. As of December 31, 1995, Templeton had discretionary investment management authority with respect
to approximately $      billion of assets, including approximately $ million of
assets of AMR and its subsidiaries and affiliated entities. Templeton serves as an investment adviser to the International Equity Portfolio. For this service, the Manager pays

Templeton an annualized fee equal to .50% of the first $100 million in AMR Trust assets under its discretionary management, .35% of the next $50 million in assets, .30% of the next $250 million in assets and .25% on assets over $400 million.


    Solely for the purpose of determining the applicable percentage rates when calculating the fees for each investment adviser other than MSAM, there shall be included all other assets or trust assets of American Airlines, Inc. also under management by each respective investment adviser (except assets managed by Barrow under the HALO Bond Program). For the purpose of determining the applicable percentage rates when calculating MSAM's fees, all equity account assets managed by MSAM on behalf of American Airlines, Inc. shall be included. The inclusion of any such assets will result in lower overall fee rates being applied to the applicable Portfolio.

PURCHASE, REDEMPTION AND VALUATION OF SHARES


PURCHASING SHARES OF THE TRUST -- AMR Class shares are offered to tax-exempt retirement and benefit plans of AMR Corporation and its affiliates. Shares are sold without a sales charge at the next share price calculated after the acceptance of a purchase order. AMR Class shares are offered and orders accepted until 4:00 p.m. Eastern time on each day on which the New York Stock Exchange (the "Exchange") is open for trading and the custodian/transfer agent is open for business ("Business Day"). The Trust reserves the right to reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares.


    AMR Class shares may be purchased and redeemed as follows:


BY WIRE -- Purchases may be made by wiring funds. To ensure prompt receipt of a transmission by wire, the investor should: telephone the transfer agent at
(214) 508-5038 or (800) 658-5811 and specify the Fund whose shares are to be purchased; provide the name, address, telephone number and account number of the investor; and identify the amount being wired and by which bank. If the investor is opening a new account, the transfer agent will provide the investor with an account number. The investor should instruct its bank to designate the account number which the transfer agent has assigned to the investor and to transmit the federal funds to: Federal Reserve Bank, Dallas, for NationsBank of Texas, N.A. ABA Routing #111-000-025, Corporate Trust Suspense Account No. 0180019810, reference American AAdvantage Funds, attention Fund Account Services.



    BY DEPOSITING SECURITIES -- Shares of a Fund may be purchased in exchange for an investor's securities if the securities are acceptable to its corresponding Portfolio and satisfy applicable investment objectives and policies. Investors interested in exchanging securities must first contact the Manager and acquire instructions regarding submission of a written description of the securities which the investor wishes to exchange. The investor must represent that all such securities offered to any Fund are not subject to any sale restrictions. Within five business days after receipt of the written description, the Manager will advise the investor whether the securities to be exchanged are acceptable. There is no charge for this review by the Manager. Securities accepted by a Fund must have a readily ascertainable value as evidenced by a listing on the Exchange, the American Stock Exchange or Nasdaq. Securities are valued in the manner described for valuing Portfolio assets in the section entitled "Valuation of Shares." Acceptance of such orders may occur on any day during the five-day period afforded the Manager to review the acceptability of the securities. Upon notice of acceptance of such orders, the securities must be delivered in fully negotiable form within three days. The Manager will provide delivery instructions at the time of acceptance. A gain or loss for federal income tax purposes may be realized by the investor upon the securities exchange, depending upon the adjusted tax basis and value of the securities tendered. A Fund will accept securities in this manner only for investment by its corresponding Portfolio, and not for resale.



    BY MAIL -- Share purchases of any Fund may be made by mail by sending a check or other negotiable bank draft payable to the applicable Fund to "NationsBank of Texas, N.A., 11th Floor, Elm Place, P.O. Box 830840, Dallas, Texas 75283-0840, Attn.: American AAdvantage Funds -- AMR Class." An additional purchase of shares should be accompanied by the shareholder's account number. Purchase checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.


    REDEMPTION OF SHARES -- Fund shares may be redeemed on any Business Day by writing directly to NationsBank of Texas, N.A. at the address above under "Purchasing Shares of the Trust -- By Mail." The redemption price will be the net asset value per share next determined after receipt by NationsBank of Texas, N.A. of all required documents in good order. "Good order" means that the request must include a letter of instruction or stock assignment specifying the number of shares or dollar amount to be redeemed, signed by an authorized signatory for the owners of the shares in the exact names in which they appear on the account, and accompanied by such other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodians, corporations, IRAs and welfare, pension and profit-sharing plans. In addition, any share certificates being redeemed must be returned duly endorsed or accompanied by a stock assignment with signatures guaranteed by a bank, trust company or member of a recognized stock exchange.


    Payment for redeemed shares will be made in cash within seven days after the receipt of a redemption request in good order. However, the Fund reserves the right to suspend redemptions or postpone the date of payment (a) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), or when trading on the Exchange is restricted, (b) at such time as an emergency exists as determined by the Securities and Exchange Commission so that disposal of a Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the Funds' shareholders. Shares purchased by check may not be redeemed until the funds have cleared, which may take up to 15 days. Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the applicable Fund's corresponding Portfolio. See the SAI for further information concerning redemptions in kind.





DISTRIBUTION OF TRUST SHARES -- Shares are distributed through the Funds' principal underwriter, BTS. BTS is compensated by the Manager, and not the Trust. The Trust does not incur any direct distribution expenses. However, the Trust has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act which authorizes the use of any fees received by the Manager in accordance with the Administrative Services and the Management Agreements and any fees received by the investment advisers pursuant to their Advisory Agreements with the Manager, to be used for distribution purposes.


VALUATION OF SHARES -- The net asset value of each share (share price) of the Funds is determined as of 4:00 p.m. Eastern Time on each Business Day. The net asset value of all outstanding shares of all classes will be determined based on a pro rata allocation of the value of the Fund's corresponding Portfolio's investment income, expenses and total capital gains and losses. The allocation will be based on comparative net asset value at the beginning of the day except for expenses related solely to one class of shares ("Class Expenses") which will be borne only by the appropriate class of shares. Additionally, the Funds may compute differing share prices as a result of Class Expenses.


    Equity securities listed on securities exchanges, including all but United Kingdom securities of the International Equity Portfolio, are valued at the last quoted sales price on a designated exchange prior to the close of trading on the Exchange or, lacking any sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Securities of the United Kingdom held in the International Equity Portfolio are priced at the last jobber price (mid of the bid and offer prices quoted by the leading stock jobber in the security) prior to close of trading on the Exchange. Trading in foreign markets is usually completed each day prior to the close of the Exchange. However, events may occur which affect the values of such securities and the exchange rates between the time of valuation and the close of the Exchange. Should events materially affect the value of such securities during this period, the securities are priced at fair value, as determined in good faith and pursuant to procedures approved by the AMR Board. Over-the- counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) will normally be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the Board. Assets and liabilities denominated in foreign currencies and forward currency contracts are translated into U.S. dollar equivalents based on prevailing market rates. Investment grade short-term obligations with 60 days or less to maturity held by the Portfolios are valued using the amortized cost method as described in the SAI.


DIVIDENDS, OTHER DISTRIBUTIONS AND TAX MATTERS



DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and other distributions paid on each class of a Fund's shares are calculated at the same time and in the same manner. Dividends from the net investment income of the Balanced Fund, Growth and Income Fund and International Equity Fund are normally declared annually. Dividends consisting of substantially all of the net investment income of the Limited-Term Income Fund, which are paid monthly, normally are declared on each Business Day immediately prior to the determination of the net asset value, and are payable to shareholders of record as of the opening of business on the day on which declared. A Fund's net investment income attributable to the AMR Class consists of that class's share of the Fund's share of dividends and interest (including discount) accrued on its corresponding Portfolio's securities, less expenses of the Fund and the Portfolio attributable to the AMR Class. Distributions of a Fund's share of its corresponding Portfolio's realized net short-term capital gain, net capital gain (the excess of net long-term capital gain over net short-term capital loss), and net gains from foreign currency transactions, if any, normally will be made annually.



    Unless a shareholder elects otherwise on the account application, all dividends and other distributions on a Fund's AMR Class shares will be automatically declared and paid in additional AMR Class shares of that Fund. However, a shareholder may choose to have distributions of net capital gain paid in shares and dividends paid in cash or to have all such distributions and dividends paid in cash. An election may be changed at any time by delivering written notice that is received by the transfer agent at least ten days prior to the payment date for a dividend or other distribution.



TAX INFORMATION -- Each Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (generally, taxable net investment income plus any net short- term capital gain and gains from certain foreign currency transactions) and net capital gain that it distributes to its shareholders. However, a Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that calendar year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these and other purposes, dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Each Portfolio has received a ruling from the Internal Revenue Service that it is classified for federal income tax purposes as a partnership; accordingly, no Portfolio is subject to federal income tax.



    Dividends from a Fund's investment company taxable income will be taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gain (whether received in cash or paid in additional Fund shares), when designated as such, generally will be taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. A capital gain distribution from a Fund also may be offset by capital losses from other sources. Some foreign countries may impose withholding taxes on certain dividends payable to the International Equity Portfolio.




    Redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending upon whether the fair market value of the redemption proceeds exceeds or is less than the shareholder's adjusted basis for the redeemed shares. If shares of a Fund are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

    If shares are purchased shortly before the record date for a dividend (other than an exempt-interest dividend) or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution. Each Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid).


    Each Fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number or (except with respect to redemption proceeds) who otherwise are subject to back-up withholding.


    The foregoing is only a summary of some of the important tax considerations generally affecting the Funds and their shareholders. Prospective investors are urged to consult their own tax advisers regarding specific questions as to the effect of federal, state or local income taxes on any investment in the Trust. For further tax information, see the SAI.

GENERAL INFORMATION

    The Trust currently is comprised of eight separate investment portfolios. Each Fund is comprised of three classes of shares, which can be issued in an unlimited number. Each share represents an equal proportionate beneficial interest in that Fund and is entitled to one vote. Only shares of a particular class may vote on matters affecting that class. Only shares of a particular Fund may vote on matters affecting that Fund. All shares of the Trust vote on matters affecting the Trust as a whole. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares of the Trust are nontransferable.

    On most issues subjected to a vote of a Portfolio's interest holders, as required by the 1940 Act, its corresponding Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by that Fund's shareholders. Because a Portfolio interest holder's votes are proportionate to its percentage interests in that Portfolio, one or more other Portfolio investors could, in certain instances, approve an action against which a majority of the outstanding voting securities of its corresponding Fund had voted. This could result in that Fund's redeeming its investment in its corresponding Portfolio, which could result in increased expenses for that Fund. Whenever the shareholders of a Fund are called to vote on matters related to its corresponding Portfolio, the Board shall vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Any information received from a Portfolio in the Portfolio's report to shareholders will be provided to the shareholders of its corresponding Fund.

    As a Massachusetts business trust, the Trust is not obligated to conduct annual shareholder meetings. However, the Trust will hold special shareholder meetings whenever required to do so under the federal securities laws or the Trust's Declaration of Trust or By-Laws. Trustees can be removed by a shareholder vote at special shareholder meetings.


    As more fully described in the SAI, the following persons may be deemed to control certain Funds by virtue of their ownership of more than 25% of the outstanding shares of a Fund as of December 31, 1995:



American AAdvantage Balanced Fund
    AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof                    %
American AAdvantage Growth and Income Fund
    AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof                    %
American AAdvantage International Equity Fund
    AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof                    %
American AAdvantage Limited-Term Income Fund
    AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof                    %
    Retirement Advisors of America, Inc.                                                            %


SHAREHOLDER COMMUNICATIONS


    Shareholders will receive periodic reports, including annual and semi-annual reports which will include financial statements showing the results of the Funds' operations and other information. The financial statements of the Trust and the AMR Trust will be audited by Ernst & Young LLP, independent auditor, at least annually. Shareholder inquiries and requests for information regarding the other investment companies which also invest in the AMR Trust should be made in writing to the Funds at P.O. Box 619003, MD 5645, Dallas/Fort Worth Airport, Texas 75261-9003 or by calling (800) 967- 9009.



    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN SALES LITERATURE SPECIFICALLY APPROVED BY OFFICERS OF THE TRUST FOR USE IN CONNECTION WITH THE OFFER OF ANY AMR CLASS SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

American AAdvantage Funds is a registered service mark of AMR Corporation. AMR Class, PlanAhead Class, American AAdvantage Balanced Fund, American AAdvantage Growth and Income Fund, American AAdvantage International Equity Fund, American AAdvantage Limited-Term Income Fund, American AAdvantage Money Market Fund, American AAdvantage Municipal Money Market Fund, American AAdvantage U.S. Treasury Money Market Fund are service marks of AMR Investment Services, Inc.

                                      LOGO


                                - AMR Class - sm
                                P.O. Box 619003
                        Dallas/Fort Worth Airport, Texas
                                   75261-9003
                                 (800) 967-9009

                            - Institutional Class -
                                P.O. Box 619003
                        Dallas/Fort Worth Airport, Texas
                                   75261-9003
                                 (800) 967-9009

                             - PlanAhead Class -sm
                                 P.O. Box 4580
                          Chicago, Illinois 60680-4580
                                 (800) 231-4252




PROSPECTUS

THIS PROSPECTUS contains important information about the Platinum Class of the AMERICAN AADVANTAGE FUNDS ("Trust"), an open-end management investment company which consists of multiple investment portfolios. This Prospectus pertains only to the three funds listed on this cover page (individually referred to as a "Fund" and, collectively, the "Funds"). EACH FUND WILL SEEK ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A CORRESPONDING PORTFOLIO (INDIVIDUALLY REFERRED TO AS A "PORTFOLIO" AND, COLLECTIVELY, "PORTFOLIOS") OF THE AMR INVESTMENT SERVICES TRUST ("AMR TRUST") WHICH HAS AN INVESTMENT OBJECTIVE IDENTICAL TO THAT FUND. The investment experience of each Fund will correspond directly with the investment experience of each Portfolio. Each Fund consists of multiple classes of shares designed to meet the needs of different groups of investors. Platinum Class shares are offered exclusively to customers of certain broker-dealers. Individuals should read this Prospectus carefully before making an investment decision and retain it for future reference.



IN ADDITION TO THIS PROSPECTUS, a Statement of Additional Information ("SAI") for the Platinum Class of the Trust dated March 1, 1996 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SAI contains more detailed information about the Funds. For a free copy of the SAI, call (800) 967-9009. For further information on the Platinum Class or the other classes of shares, please refer to the appropriate address and phone number on the back cover of this Prospectus.


AN INVESTMENT IN ANY OF THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO MAINTAIN A STABLE PRICE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





                                      1                               PROSPECTUS

                                     [LOGO]





MONEY MARKET FUND

MUNICIPAL MONEY MARKET FUND

U.S. TREASURY MONEY MARKET FUND





PROSPECTUS                            2

The AMERICAN AADVANTAGE MONEY MARKET FUND(SM) ("Money Market Fund"), AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND(SM) ("Municipal Money Market Fund") and AMERICAN AADVANTAGE U.S. TREASURY MONEY MARKET FUND(SM) ("U.S. Treasury Money Market Fund") each seeks current income, liquidity, and the maintenance of a stable price per share of $1.00 by investing all of its investable assets in the Money Market Portfolio of the AMR Trust ("Money Market Portfolio"), the Municipal Money Market Portfolio of the AMR Trust ("Municipal Money Market Portfolio") and the U.S. Treasury Money Market Portfolio of the AMR Trust ("U.S. Treasury Money Market Portfolio"), respectively (collectively, the "Portfolios"), which in turn invest in high quality, short-term obligations. The Municipal Money Market Portfolio invests primarily in municipal obligations and the U.S. Treasury Money Market Portfolio invests exclusively in obligations backed by the full faith and credit of the U.S. Government and in repurchase agreements that are collateralized by U.S. Government full faith and credit obligations.



    Under a Hub and Spoke (1) operating structure, each Fund seeks its investment objective by investing all of its investable assets in a corresponding Portfolio as described above. Each Portfolio's investment objective is identical to that of its corresponding Fund. Whenever the phrase "all of the Fund's investable assets" is used, it means that the only investment securities that will be held by a Fund will be that Fund's interest in its corresponding Portfolio. AMR Investment Services, Inc. ("Manager") provides investment management and administrative services to the Portfolios and administrative services to the Funds. This Hub and Spoke operating structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Accordingly, investors should carefully consider this investment approach. See "Investment Objectives, Policies and Risks -- Additional Information About the Portfolios." A Fund may withdraw its investment in a corresponding Portfolio at any time if the Trust's Board of Trustees ("Board") determines that it would be in the best interest of that Fund and its shareholders to do so. Upon any such withdrawal, that Fund's assets would be invested in accordance with the investment policies and restrictions described in this Prospectus and the SAI.






                                      3                               PROSPECTUS

Table of Fees and Expenses  . .
Financial Highlights  . . . . .
Introduction  . . . . . . . . .
Investment Objectives,

  Policies and Risks  . . . . .
Investment Restrictions . . . .
Yields and Total Returns  . . .

Management and Administration of
the Trust . . . . . . . . . . .

How to Purchase Shares  . . . .
How to Redeem Shares  . . . . .
Valuation of Shares . . . . . .
Dividends and Tax Matters . . .
General Information . . . . . .

Shareholder Communications  . .

---------------
(1) Hub and Spoke is a registered service mark of Signature Financial Group, Inc.

TABLE OF FEES AND EXPENSES

    Annual Operating Expenses (as a percentage of average net assets):


                                                                    MUNICIPAL MONEY      U.S. TREASURY
                                              MONEY MARKET FUND       MARKET FUND      MONEY MARKET FUND
 Management Fees                                            0.15%               0.15%              0.15%
 12b-1 Fees                                                  0.25                0.25               0.25
 Other Expenses                                              0.53                0.65               0.56
                                                             ====                ====               ====
 Total Operating Expenses                                   0.93%               1.05%              0.96%
                                                            =====               =====              =====

    The Board believes that the aggregate per share expenses of each Fund and its corresponding Portfolio will be approximately equal to the expenses that the Fund would incur if its assets were invested directly in the type of securities held by the Portfolio.

EXAMPLES


    A Platinum Class investor in each Fund would directly or indirectly pay on a cumulative basis the following expenses on a $1,000 investment assuming a 5% annual return:


                                                               1 Year    3 Years    5 Years    10 Years
 Money Market Fund                                                  9         30         51         114
 Municipal Money Market Fund                                       11         33         58         128
 U.S. Treasury Money Market Fund                                   10         31         53         118


    The purpose of the table above is to assist a potential investor in understanding the various costs and expenses expected to be incurred directly or indirectly as a Platinum Class shareholder in a Fund. Additional information may be found under "Management and Administration of the Trust."


THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND PERFORMANCE MAY BE BETTER OR WORSE THAN THE 5% ANNUAL RETURN ASSUMED IN THE EXAMPLES.





                                      5                               PROSPECTUS

FINANCIAL HIGHLIGHTS


The financial highlights in the following tables have been derived from financial statements of the Trust. The information has been audited by Ernst & Young LLP, independent auditor. Because the Platinum Class did not commence active operations until November 1995, the financial highlights shown below are those of the Institutional Class of the American AAdvantage Funds. Platinum Class expenses are higher than Institutional Class expenses, and thus these expenses may affect performance. Such information should be read in conjunction with the financial statements and the report of the independent auditors appearing in the Annual Report incorporated by reference in the SAI, which contains further information about performance of the Funds and can be obtained by investors without charge.


                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                       MONEY MARKET FUND--INSTITUTIONAL CLASS
                                                       --------------------------------------

                                                                                                                  PERIOD
                                                               YEAR ENDED OCTOBER 31,                              ENDED
                                                               ----------------------                           OCTOBER 31,
                            1995      1994(2)      1993        1992       1991       1990      1989      1988     1987(1)
                            ----      -------      ----        ----       ----       ----      ----      ----     -------
Net asset value,
beginning of
period                      $1.00       $1.00       $1.00       $1.00     $1.00      $1.00     $1.00     $1.00       $1.00
                            -----       -----       -----       -----     -----      -----     -----     -----       -----
Net investment
income                       0.06        0.04        0.03        0.04      0.07       0.08      0.09      0.08        0.01
Less dividends
from net
investment income          (0.06)      (0.04)      (0.03)      (0.04)    (0.07)     (0.08)    (0.09)    (0.08)      (0.01)
                           ------      ------      ------      ------    ------     ------    ------    ------      ------
Net asset value, end
of period                   $1.00       $1.00       $1.00       $1.00     $1.00      $1.00     $1.00     $1.00       $1.00
                            =====       =====       =====       =====     =====      =====     =====     =====       =====
Total return
(annualized)                5.96%       3.85%       3.31%       4.41%     7.18%      8.50%     9.45%     7.54%       6.70%
                            =====       =====       =====       =====     =====      =====     =====     =====       =====
 Ratios/supplemental
data:
Net assets, end of
period
 (in thousands)         $1,206,04   $1,893,14   $2,882,94   $2,223,82   $715,28    $745,40   $385,91   $330,23     $71,660
Ratios to average net
 assets (3)(4)(5):
Expenses                    0.23%       0.21%       0.23%       0.26%     0.24%      0.20%     0.22%     0.28%       0.48%
Net investment income       5.79%       3.63%       3.23%       4.06%     6.93%      8.19%     9.11%     7.54%       6.78%


(1) The Money Market Fund commenced active operations on September 1, 1987.
(2) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.
(3) The method ofdetermining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1992.
(4) Effective October 1, 1990, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.
(5) Annualized.





PROSPECTUS                            6

                    (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                MUNICIPAL MONEY MARKET                    U.S. TREASURY MONEY MARKET FUND-
                               FUND-INSTITUTIONAL CLASS                          INSTITUTIONAL CLASS
                               ------------------------                          -------------------
                                                                                                           PERIOD
                                           PERIOD ENDED                                                    ENDED
                                           ------------
                           YEAR ENDED       OCTOBER 31,                  YEAR ENDED OCTOBER 31,          OCTOBER 31,
                                                                         ----------------------
                              1995          1994(1)           1995        1994(2)          1993          1992(1)
                              ----          -------           ----        -------          ----          -------
Net asset value,
beginning of period           $1.00           $1.00          $1.00       $1.00 (2)           $1.00          $1.00
                              -----           -----          -----       ---------           -----          -----
Net investment income          0.04            0.02           0.06            0.04            0.03           0.02
Less dividends from
net investment income        (0.04)          (0.02)         (0.06)         (0.04 )          (0.03)         (0.02)
                             ------          ------         ------         -------          ------         ------
Net asset value,
end of period                 $1.00           $1.00          $1.00           $1.00           $1.00          $1.00
                              =====           =====          =====           =====           =====          =====
Total return
(annualized)(3)               3.75%           2.44%          5.67%          3.70 %           3.07%          3.61%
                              =====           =====          =====          ======           =====          =====
Ratios/supplemental data:
Net assets, end of period
 (in thousands)                  $7          $9,736        $47,184         $67,607        $136,813        $91,453
 Ratios to average net
assets (4)(5)(6):
 Expenses                     0.35%           0.30%          0.32%          0.25 %           0.23%       0.27%(7)
Net investment income         3.70%           2.38%          5.49%          3.44 %           2.96%       3.46%(7)

(1) The U.S. Treasury Money Market Fund commenced active operations on March 2, 1992 and the Municipal Money Market Fund commenced active operations on November 10, 1993.
(2) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.
(3) Total return for the Municipal Money Market Fund excludes management and administrative services fees waived by the Manager. Had the Fund paid such fees total returns would have been 2.24% for the period ended October 31, 1994 and 3.54% for the year ended October 31, 1995.
(4) The method of determining average net assets was changed from a monthly average to a daily average starting with the period ended October 31, 1994.
(5) Operating results for the Municipal Money Market Fund exclude management and administrative services fees waived by the Manager. Had the Fund paid such fees, the ratio of expenses and net investment income to average net assets would have been 0.50% and 2.18%, respectively for the period ended October 31, 1994 and 0.55% and 3.50%, respectively, for the year ended October 31, 1995.
(6) Annualized.
(7) Estimated based on expected annual expenses and actual average net assets.





                                      7                               PROSPECTUS

INTRODUCTION


The Trust is an open-end, management investment company organized as a Massachusetts business trust on January 16, 1987. The Funds are three of the several investment portfolios of the Trust. Each Fund each has a distinctive investment objective and investment policies. Each Fund will invest all of its investable assets in a corresponding Portfolio of the AMR Trust which has an identical investment objective. Each Fund has multiple classes, including: the "Platinum Class" for customers of certain broker-dealers; the "Institutional Class" primarily for large institutional investors investing at least $2 million in the Funds; and the "PlanAhead Class" for all investors including smaller institutional investors, investors using intermediary organizations such as discount brokers or plan sponsors, individual retirement accounts and self-employed individual retirement plans. This Prospectus relates only to the Platinum Class. For further information about the other classes, call (800) 967-9009.


    Although each class of shares is designed to meet the needs of different categories of investors, all classes of each Fund share the same portfolio of investments and share a common investment objective. See "Investment Objectives, Policies and Risks." There is no guarantee that a Fund will achieve its investment objective. Based on its value, a share of a Fund, regardless of class, will receive a proportionate share of the investment income and the gains (or losses) earned (or incurred) by the Fund. It also will bear its proportionate share of expenses that are allocated to the Fund as a whole. However, certain expenses presently are allocated separately to each class of shares.


    The Manager provides the Funds and their corresponding Portfolios with investment advisory services. Investment decisions for the Portfolios are made by the Manager in accordance with the investment objectives, policies and restrictions described in this Prospectus and in the SAI.



    Platinum Class shares are sold without any sales charges at the next share price calculated after an investment is received and accepted. Shares will be redeemed at the next share price calculated after receipt of a redemption order. See "How to Purchase Shares" and "How to Redeem Shares."


INVESTMENT OBJECTIVES, POLICIES AND RISKS


The investment objectives and policies of each Fund and its corresponding Portfolio are described below. Except as otherwise indicated, the investment policies of any Fund may be changed at any time by the Board to the extent that such changes are consistent with the investment objective of the applicable Fund. However, each Fund's investment objective may not be changed without a majority vote of that Fund's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the applicable Fund present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the applicable Fund (hereinafter, "majority vote"). A Portfolio's investment objective may not be changed without a majority vote of that Portfolio's interest holders.



    Each Fund has a fundamental investment policy which allows it to invest all of its investable assets in its corresponding Portfolio. All other fundamental investment policies and the non-fundamental investment policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to each Fund and the Board.



INVESTMENT OBJECTIVES OF THE FUNDS -- The investment objectives of the Funds are to seek current income, liquidity and the maintenance of a stable $1.00 price per share. The Funds seek to achieve these objectives by investing all of their investable assets in their corresponding Portfolios, which invest in high quality, U.S. dollar-denominated short-term obligations that have been determined by the Manager or the AMR Trust Board to present minimal credit risks. Portfolio investments are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"). See the SAI for an explanation of the amortized cost valuation method. Obligations in which the Portfolios invest generally have remaining maturities of






PROSPECTUS                            8

397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted portfolio maturity of each Portfolio will not exceed 90 days.



AMERICAN AADVANTAGE MONEY MARKET FUND -- The Fund's corresponding Portfolio may invest in obligations permitted to be purchased under Rule 2a-7 of the 1940 Act including, but not limited to, (1) obligations of the U.S. Government or its agencies or instrumentalities; (2) loan participation interests, medium-term notes, funding agreements and asset-backed securities; (3) domestic, Yankeedollar and Eurodollar certificates of deposit, time deposits, bankers' acceptances, commercial paper, bearer deposit notes and other promissory notes including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies; and (4) repurchase agreements involving the obligations listed above. The Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by at least two nationally recognized statistical rating organizations ("Rating Organizations") such as "A-1" by Standard & Poor's and "P-1" by Moody's Investor Services, Inc.; (2) are single rated and have received the highest short-term rating by a Rating Organization; or (3) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by the AMR Trust Board and subject to the ratification of the AMR Trust Board. See the SAI for definitions of the foregoing instruments and rating systems.


    The Portfolio will invest more than 25% of its assets in obligations issued by the banking industry. However, for temporary defensive purposes during periods when the Manager believes that maintaining this concentration may be inconsistent with the best interest of shareholders, the Portfolio will not maintain this concentration.


    Investments in Eurodollar (U.S. dollar obligations issued outside the United States by domestic or foreign entities) and Yankeedollar (U.S. dollar obligations issued inside the United States by foreign entities) obligations involve additional risks. Most notably, there generally is less publicly available information about foreign issuers; there may be less governmental regulation and supervision; foreign issuers may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.



    Variable amount master demand notes in which the Portfolio may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. Because master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. There is no secondary market for the notes; however, the period of time remaining until payment of principal and accrued interest can be recovered under a variable amount master demand note generally shall not exceed seven days. To the extent this period is exceeded, the note in question would be considered illiquid. Issuers of variable amount master demand notes must satisfy the same criteria as set forth for other promissory notes (e.g. commercial paper). The Portfolio will invest in variable amount master demand notes only when such notes are determined by the Manager, pursuant to guidelines established by the AMR Trust Board, to be of comparable quality to rated issuers or instruments eligible for investment by the Portfolio. In determining average dollar-weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer on demand.



    The Portfolio also may engage in dollar rolls or purchase or sell securities on a "when-issued" and on a "forward commitment" basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities take place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of






                                      9                               PROSPECTUS
a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a "forward commitment" basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.




AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND -- The Fund's corresponding Portfolio may invest in municipal obligations issued by or on behalf of the governments of states, territories, or possessions of the United States; the District of Columbia; and their political subdivisions, agencies and instrumentalities if the interest these obligations provide is generally exempt from federal income tax. The Municipal Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) are guaranteed by the U.S. Government, its agencies, or instrumentalities; (2) are secured by letters of credit that are irrevocable and issued by banks which qualify as authorized issuers for the Money Market Portfolio (see "American AAdvantage Money Market Fund"); (3) are guaranteed by one or more municipal bond insurance policies that cannot be canceled and issued by third-party guarantors possessing the highest claims- paying rating from a Rating Organization; (4) have received one of the two highest short-term ratings from at least two Rating Organizations; (5) are single rated and have received one of the two highest short-term ratings from that Rating Organization; (6) have no short-term rating but the instrument is comparable to the issuer's rated short-term debt; (7) have no short-term rating (or comparable rating) but have received one of the top two long-term ratings from all Rating Organizations rating the issuer or instrument; or (8) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by, and subject to the oversight of, the AMR Trust Board. The Portfolio may also invest in other investment companies. Ordinarily at least 80% of the Portfolio's net assets will be invested in municipal obligations the interest from which is exempt from federal income tax. However, should market conditions warrant, the Portfolio may invest up to 20% (or for temporary defensive purposes, up to 100%) of its assets in obligations subject to federal income tax which are eligible investments for the Money Market Portfolio.


    The Portfolio may invest in certain municipal obligations which have rates of interest that are adjusted periodically according to formulas intended to minimize fluctuations in the values of these instruments. These instruments, commonly known as variable rate demand obligations, are long-term instruments which allow the purchaser, at its discretion, to redeem securities before their final maturity at par plus accrued interest upon notice (typically 7 to 30 days).


    Municipal obligations may be backed by the full taxing power of a municipality ("general obligations"), or by the revenues from a specific project or the credit of a private organization ("revenue obligations"). Some municipal obligations are collateralized as to payment of principal and interest by an escrow of U.S. Government or federal agency obligations, while others are insured by private insurance companies, while still others may be supported by letters of credit furnished by domestic or foreign banks. The Portfolio's investments in municipal obligations may include fixed, variable, or floating rate general obligations and revenue obligations (including municipal lease obligations and resource recovery obligations); zero coupon and asset-backed obligations; variable rate auction and residual interest obligations; tax, revenue, or bond anticipation notes; and tax-exempt commercial paper; and purchase obligations that are subject to restrictions on resale. See the SAI for a further discussion of the foregoing obligations. In addition, the Portfolio may purchase or sell securities on a "when-issued" and on a "forward commitment" basis as described in "American AAdvantage Money Market Fund."



    The Portfolio may invest more than 25% of the value of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one such security would also affect the other securities; for example, securities the interest of which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, the Portfolio may be subject






PROSPECTUS                           10
to greater risk compared to a fund that does not follow this practice. However, this risk is mitigated because it is anticipated that most of the Portfolio's assets will be insured or backed by bank letters of credit. Additionally, the Portfolio may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users.


    The Portfolio may also invest in municipal obligations that constitute "private activity obligations." These include obligations that finance student loans, residential rental projects, and solid waste disposal facilities. To the extent the Portfolio earns interest income on private activity obligations, shareholders will be required to treat the portion of the Fund's distributions attributable to its share of such interest as a "tax preference item" for purposes of determining their liability for the federal alternative minimum tax ("AMT") and, as a result, may become subject to (or increase their liability for) the AMT. Shareholders should consult their own tax advisers to determine whether they may be subject to the AMT. The Portfolio may invest in private activity obligations without limitation and it is anticipated that a substantial portion of the Portfolio's assets will be invested in these obligations. As a result, a substantial portion of the Fund's distributions may be a tax preference item, which will reduce the net return from the Fund for taxpayers subject to the AMT. Interest on "qualified" private activity obligations is exempt from federal income tax.


AMERICAN AADVANTAGE U.S. TREASURY MONEY MARKET FUND -- The Fund's corresponding Portfolio will invest exclusively in obligations backed by the full faith and credit of the U.S. Government and repurchase agreements which are collateralized by U.S. Government full faith and credit obligations. Counterparties for repurchase agreements must be approved by the AMR Trust Board. For this purpose, U.S. Government Agency mortgage-backed securities collateralized exclusively by full faith and credit Government National Mortgage Association ("GNMA") mortgages are considered eligible. Ordinarily at least 65% of the Portfolio's assets will be invested in direct U.S. Treasury obligations. Such obligations may include separately traded registered interest and principal securities ("STRIPS") issued by the U.S. Treasury which represent either future interest or principal payments. STRIPS are issued at a discount to their "face value", and may exhibit greater price volatility that ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Fund may also invest in other full faith and credit obligations of the U.S. Government including securities issued by the Agency for International Development, General Services Administration, GNMA, Rural Electrification Administration, Small Business Administration, Federal Financing Bank and others. See the SAI for a further discussion of the foregoing obligations. In addition, the Portfolio may purchase or sell securities on a "when-issued" and on a "forward commitment" basis as described in "American AAdvantage Money Market Fund.



OTHER INVESTMENT POLICIES -- In addition to the investment policies described previously, each Portfolio may also lend its securities, enter into fully collateralized repurchase agreements, and invest in private placement offerings.



    Each Portfolio may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, securities of the U.S. Government and its agencies and instrumentalities and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by any Portfolio would exceed 33 1/3% of its total assets. A Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. However, a Portfolio normally pays (including, in some cases, payments to the Manager) lending fees and related expenses from this interest or fee income. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Portfolios seek to minimize this risk by making loans only to borrowers which are deemed by the Manager to be of good financial standing and which have been approved by the AMR Trust Board. For purposes of complying with each Portfolio's investment policies and restrictions, collateral received in connection with securities loans will be deemed an asset of a Portfolio to the extent required by law. See the SAI for further information regarding loan transactions.






                                     11                               PROSPECTUS

    A repurchase agreement is an agreement under which securities are acquired by a Portfolio from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager attempt to minimize this risk by entering into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the AMR Trust Board. See the SAI for more information regarding repurchase agreements.



    Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "Securities Act"), and resold to qualified institutional buyers under Rule 144A of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolios, that agree they are purchasing the paper for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) paper normally is resold to other institutional investors such as the Portfolios through or with the assistance of the issuer or dealers that make a market in the Section 4(2) paper, thus providing liquidity. The Portfolios will not invest more than 10% of their respective net assets in Section 4(2) paper and illiquid securities unless the Manager determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the AMR Trust Board, that any Section 4(2) paper held by such Portfolio in excess of this level is at all times liquid.



    Because it is not possible to predict with assurance exactly how this market for Section 4(2) paper offered and sold under Rule 144A will develop, the AMR Trust Board and the Manager, pursuant to the guidelines approved by the AMR Trust Board, will carefully monitor the Portfolios' investments in these securities, focusing on such important factors, among others, as: valuation, liquidity, and availability of information. Investments in Section 4(2) paper could have the effect of reducing a Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.



BROKERAGE PRACTICES -- The Portfolios normally will not incur any brokerage commissions on their transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the obligation, however, usually includes a profit to the dealer. Obligations purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No commissions or discounts are paid when securities are purchased directly from an issuer.



ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS -- As previously described, investors should be aware that each Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio of the AMR Trust, which is a separate investment company. Since a Fund will invest only in its corresponding Portfolio, that Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio. Historically, the Manager has sponsored traditionally structured funds and, therefore, has limited experience with funds that invest all their assets in a separate portfolio.



    The Manager expects, although it cannot guarantee, that the Trust will achieve economies of scale by investing in the AMR Trust. In addition to selling their interests to the Funds, the Portfolios may sell their interests to other non-affiliated investment companies and/or other institutional investors. All institutional investors in a Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in that Portfolio on the same terms and conditions. However, if another investment company invests all of its assets in a Portfolio, it would not be required to sell its shares at the same public offering price as a Fund and would be allowed to charge different sales commissions. Therefore, investors in a Fund may experience different returns from investors in another investment company that invests exclusively in that Fund's corresponding Portfolio.






PROSPECTUS                           12

    The Fund's investment in a Portfolio may be materially affected by the actions of large investors in that Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in a Portfolio, that Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, that Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in a Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of that Portfolio. A change in a Portfolio's fundamental objective, policies and restrictions, that is not approved by the shareholders of its corresponding Fund could require that Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, that Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for that Fund and could affect adversely its liquidity.


    The Portfolios' and their corresponding Funds' investment objectives and policies are described above. See "Investment Restrictions" for a description of their investment restrictions. The investment objective of a Fund can be changed only with shareholder approval. The approval of a Fund and of other investors in its corresponding Portfolio, if any, is not required to change the investment objective, policies or limitations of that Portfolio, unless otherwise specified. Written notice shall be provided to shareholders of a Fund within thirty days prior to any changes in its corresponding Portfolio's investment objective. If the investment objective of a Portfolio changes and the shareholders of its corresponding Fund do not approve a parallel change in that Fund's investment objective, the Fund would seek an alternative investment vehicle or the Manager would actively manage the Funds.


    See "Management and Administration of the Trust" for a complete description of the investment management fee and other expenses associated with a Fund's investment in its corresponding Portfolio. This Prospectus and the SAI contain more detailed information about each Fund and its corresponding Portfolio, including information related to (1) the investment objective, policies and restrictions of each Fund and its corresponding Portfolio, (2) the Board of Trustees and officers of the Trust and the AMR Trust, (3) brokerage practices,
(4) the Funds' shares, including the rights and liabilities of its shareholders, (5) additional performance information, including the method used to calculate yield and total return, and (6) the determination of the value of each Fund's shares.


INVESTMENT RESTRICTIONS

The following fundamental investment restrictions and the non-fundamental investment restrictions are identical for each Fund and its corresponding Portfolio. Therefore, although the following discusses the investment restrictions of each Portfolio and the AMR Trust Board, it applies equally to each Fund and the Board. The following fundamental investment restrictions may be changed with respect to a particular Fund by the majority vote of that Fund's outstanding shares or with respect to a Portfolio by the majority vote of that Portfolio's interest holders. No Portfolio may:

         - Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio's total assets. In addition, although not a fundamental investment restriction and therefore subject to change without shareholder vote, the Money Market Portfolio and the U.S. Treasury Money Market Portfolio apply this restriction with respect to 100% of their assets.

         - Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies and instrumentalities or, with respect to the Money Market Portfolio, the banking industry. Municipal governments and their agencies and authorities are not deemed to be industries. Finance companies as a group are not considered a single industry for purposes of this policy.





                                     13                               PROSPECTUS

The following non-fundamental investment restrictions may be changed with respect to a particular Fund by a vote of a majority of the Board or with respect to a Portfolio by a vote of a majority of the AMR Trust Board. No Portfolio may:


         - Invest in securities of an issuer that, together with any predecessor, has been in operation for less than three years if more than 5% of the Portfolio's total assets would be invested in such securities. This limitation does not apply with regard to collateralized trust securities.



         - Invest more than 10% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.



    The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.


YIELDS AND TOTAL RETURNS


From time to time each class of the Funds may advertise their "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The current yield refers to the income generated by an investment over a seven calendar-day period (which period will be stated in the advertisement). This income is then annualized by assuming the amount of income generated by the investment during that week is earned each week over a one-year period, and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The Municipal Money Market Fund may also quote "tax equivalent yields," which show the taxable yields a shareholder would have to earn before federal income taxes to equal this Fund's tax-exempt yields. The tax equivalent yield is calculated by dividing the Fund's tax-exempt yield by the result of one minus a stated federal income tax rate. If only a portion of the Fund's income was tax-exempt, only that portion is adjusted in the calculation. As stated earlier, the Fund considers interest on private activity obligations to be exempt from federal income tax. Total return quotations advertised by the Funds may reflect the average annual compounded (or aggregate compounded) rate of return during the designated time period based on a hypothetical initial investment and the redeemable value of that investment at the end of the period. The Funds will at times compare their performance to applicable published indices, and may also disclose their performance as ranked by certain ranking entities. Each class of a Fund has different expenses which will impact its performance. See the SAI for more information about the calculation of yields and total returns.


MANAGEMENT AND ADMINISTRATION OF THE TRUST


FUND MANAGEMENT AGREEMENT -- The Board has general supervisory responsibility over the Trust's affairs. The Manager provides or oversees all administrative, investment advisory and portfolio management services for the Trust pursuant to a Management Agreement, dated April 3, 1987, as amended on October 1, 1995, together with the Administrative Services Plan described below. The AMR Trust and the Manager also entered into a Management Agreement dated, October 1, 1995, which obligates the Manager to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust. The Manager, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly-owned subsidiary of AMR Corporation ("AMR"), the parent company of American Airlines, Inc., and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services. The Manager serves as the sole investment adviser to the Portfolios. As of December 31, 1995, the Manager had assets under management totaling approximately $ billion, including approximately $ billion under active management and $ billion as named fiduciary or fiduciary adviser. Of the total, approximately $ billion of assets are related to AMR. American Airlines, Inc. is not responsible for investments made in the American AAdvantage Funds.






PROSPECTUS                           14

    The Manager provides the Trusts with office space, office equipment and personnel necessary to manage and administer the Trusts' operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Trusts by third parties. The Manager also develops the investment programs for each Portfolio.


    The Manager bears the expense of providing the above seervices. As compensation for providing the Portfolios with advisory services, the Manager receives from the AMR Trust an annualized advisory fee that is calculated and accrued daily, equal to 0.15% of the net assets of the Portfolios. To the extent that a Fund invests all of its investable assets in its corresponding Portfolio, the Manager receives no advisory fee from the Trust. The fees received by the Manager from the AMR Trust ("Management Fees") are payable quarterly in arrears.


    Each Management Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the Board and the AMR Trust Board, including the affirmative votes of a majority of the independent Trustees of each Board who are not parties to the Management Agreement or "interested persons" as defined in the 1940 Act of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval, or by the vote of a Fund's shareholders or a Portfolio's interest holders. A Management Agreement may be terminated with respect to a Fund or a Portfolio at any time, without penalty, by a majority vote of outstanding Fund shares or Portfolio interests on sixty (60) days' written notice to the Manager, or by the Manager, on sixty (60) days' written notice to the Trust or the AMR Trust. A Management Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.


    The Trust is responsible for the following expenses: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds' existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Independent Trustees; insurance and fidelity bond premiums; and any extraordinary expenses of a nonrecurring nature.



    A majority of the Independent Trustees of the Board have adopted written procedures reasonably appropriate to deal with potential conflicts of interest between the Trust and the AMR Trust, including creating a separate Board of Trustees of the AMR Trust.



ADMINISTRATIVE SERVICES PLAN -- The Manager and the Trust entered into an Administrative Services Plan which obligates the Manager to provide the Platinum Class with administrative services either directly or through the various broker- dealers that offer Platinum Class shares. These services include, but not limited to, the payment of fees for record maintenance, forwarding shareholder communications to the shareholders and aggregating and processing orders for the purchase and redemption of Platinum Class shares. As compensation for these services, the Manager receives an annualized fee of up to 0.50% of the net assets of the Platinum Class of the Funds. The fee is payable quarterly in arrears.



DISTRIBUTION PLAN -- The Platinum Class distribution plan (the "Plan") was adopted pursuant to Rule 12b-1 under the 1940 Act and provides that it will continue in effect so long as its continuance is approved at least annually by a majority of the Trustees, including the affirmative votes of a majority of the Independent Trustees of the Board, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders of the Platinum Class. The Plan may be terminated with respect to a particular Platinum Class at any time, without the payment of any penalty, by a vote of a majority of the Independent Trustees of the Board or by a vote of a majority of the outstanding voting securities of that class.



    The Plan provides that each Platinum Class will pay 0.25% per annum of its average daily net assets to the Manager (or another entity approved by the Board) for distribution-related services. The fee will be payable quarterly in arrears without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular quarter by the entity for the services provided pursuant to the Plan. The Plan authorizes AMR, or any other entity approved by the Board, to spend 12b-1 fees on any activities or expenses intended to result in the sale or servicing of Platinum Class shares including






                                     15                               PROSPECTUS
but not limited to, advertising, expenses of various broker-dealers relating to selling efforts, transfer agency fees and the preparation and distribution of advertising material and sales literature.


ALLOCATION OF FUND EXPENSES -- Expenses of each Fund generally are allocated equally among the shares of that Fund, regardless of class. However, certain expenses approved by the Board will be allocated solely to the class to which they relate.

PRINCIPAL UNDERWRITER -- BROKERS TRANSACTION SERVICES, INC. ("BTS"), 7001 Preston Road, Dallas, Texas, 75205 serves as the principal underwriter of the Trust.

CUSTODIAN AND TRANSFER AGENT -- NATIONSBANK OF TEXAS, N.A., Dallas, Texas, serves as custodian for the Portfolios and the Funds and as transfer agent for the Platinum Class.

INDEPENDENT AUDITOR -- The independent auditor for the Trust and the AMR Trust is ERNST & YOUNG LLP, Dallas, Texas.

HOW TO PURCHASE SHARES


Platinum Class shares are sold at net asset value through selected financial services firms ("firms"). The Platinum Class has established a minimum initial investment of $1,000 and $100 for subsequent investments, but these minimums may be changed at any time at the Trust's discretion.


    Orders for purchase of Platinum Class shares received by wire transfer in the form of federal funds will be effected at the next determined net asset value. Shares are offered and orders are accepted for the Money Market Fund until 3:00 p.m. Eastern time on each day on which the Federal Reserve and the custodian/transfer agent are open for business ("Business Day"). Shares are offered and orders are accepted for the U.S. Treasury Money Market Fund until 12:30 p.m. Eastern time and for the Municipal Money Market Fund until 12:00 p.m. Eastern time on each Business Day. These purchases will receive that day's dividend. Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 3:00 p.m. Eastern time on the next Business Day following receipt and such shares will receive the dividend for the Business Day following the day the purchase is effected. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected from such check before shares will be purchased. The Trust reserves the right to reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares.


    Firms provide varying arrangements for their clients with respect to the purchase and redemption of Platinum Class shares and the confirmation thereof and may arrange with their clients for other investment or administrative services. Such firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may establish higher or lower minimum investment requirements than set forth above. Such firms may independently establish and charge additional amounts to their clients for their services, which charges would reduce their clients' yield or return. Firms also may hold Platinum Class shares in nominee or street name as agent for and on behalf of their clients. In such instances, the transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Manager for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing) may not be available through such firms or may only be available subject to certain conditions or limitations. Some firms may participate in a program allowing them access to their clients' accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursements of cash dividends.


HOW TO REDEEM SHARES





PROSPECTUS                           16

Shareholders should contact the firm through which their shares were purchased for redemption instructions. Shares of a Fund may be redeemed by telephone, by writing a check, by pre-authorized automatic redemption or by mail on any Business Day. Shares will be redeemed at the net asset value next calculated after the applicable Fund has received and accepted the redemption request. Proceeds from a redemption of shares purchased by check or pre-authorized automatic purchase may be withheld until the funds have cleared, which may take up to 15 days. Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the applicable Fund's corresponding Portfolio. See the SAI for further information concerning redemptions in kind.



    Firms may charge a fee for wire redemptions to cover transaction costs. Redemption proceeds will generally be sent within one Business Day, as applicable. However, if making immediate payment could adversely affect a Fund, it may take up to seven days to send payment.


    To ensure acceptance of a redemption request, be sure to adhere to the following procedures.


REDEEMING BY CHECK -- Upon request, shareholders will be provided with drafts to be drawn on a Fund ("Redemption Checks"). Redemption Checks may be made payable to the order of any person for an amount not less than $250 and not more than $5 million. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed at the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an account application which is available from the Funds or firm through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Funds reserve the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Funds. In addition, firms may impose minimum balance requirements in order to obtain this feature. Firms also may impose fees on investors for this privilege or, if approved by the Funds, establish variations on minimum check amounts.



    Unless one signer is authorized on the account application, Redemption Checks must be signed by all shareholders. Any change in the signature authorization must be made by written notice to the firm. Shares purchased by check or through an Automated Clearing House ("ACH") transaction may not be redeemed by Redemption Check until the shares have been on the Fund's books for at least 15 days. The Funds reserve the right to terminate or modify this privilege at any time.



    The Funds may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $15 service fee will be charged when a Redemption Check is presented to redeem Fund shares in excess of the value of that Fund account or for an amount less than $250 or when a Redemption Check is presented that would require redemption of shares that were purchased by check or ACH transaction within 15 days. A fee of $12 will be charged when "stop payment" of a Redemption Check is requested. Firms may charge different service fees.


PRE-AUTHORIZED AUTOMATIC REDEMPTIONS -- Shareholders purchasing through some firms can arrange to have a pre-authorized amount ($100 or more) redeemed from their shareholder account and automatically deposited into a bank account on one or more specified day(s) of each month. For more information regarding pre-authorized automatic redemptions, contact your firm.

FULL REDEMPTIONS -- Unpaid dividends credited to an account up to the date of redemption of all shares of a Fund generally will be paid at the time of redemption.




VALUATION OF SHARES


The net asset value of each share (share price) of the Funds is determined as of 4:00 p.m. Eastern time on each Business Day. The net asset value of all outstanding shares of all classes will be determined based on a pro rata






                                     17                               PROSPECTUS
allocation of the Fund's corresponding Portfolio's investment income, expenses
and total capital gains and losses.   The allocation will be  based on
comparative net asset value at the beginning of the day except for expenses related solely to one class of shares ("Class Expenses") which will be borne only by the appropriate class of shares. Because of Class Expenses, the net income attributable to and the dividends payable may be different for each class of shares.



    Obligations held by the Portfolios are valued in accordance with the amortized cost method, which is designed to enable those Portfolios and their corresponding Funds to maintain a consistent $1.00 per share net asset value. The amortized cost method is described in the SAI.


DIVIDENDS AND TAX MATTERS


Dividends paid on each class of a Fund's shares are calculated at the same time and in the same manner. All of each Fund's net investment income and net short-term capital gain, if any, generally will be declared as dividends on each Business Day immediately prior to the determination of the net asset value. Dividends generally are paid on the first Business Day of the following month. A Fund's net investment income attributable to the Platinum Class consists of that class' pro rata share of the Fund's share of interest accrued and discount earned on its corresponding Portfolio's securities, less amortization of premium, and the estimated expenses of both the Portfolio and the Fund attributable to the Platinum Class. The Portfolios do not expect to realize net capital gain, therefore the Funds do not foresee paying any capital gain distributions. If any Fund (either directly or indirectly through its corresponding Portfolio) incurred or anticipated any unusual expenses, loss or depreciation that would adversely affect its net asset value or income for a particular period, the Board would at that time consider whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances.



    Unless a shareholder elects otherwise on the account application, all dividends on a Fund's Platinum Class shares will be automatically declared and paid in additional Platinum Class shares of that Fund. However, a shareholder may choose to have dividends paid in cash. An election may be changed at any time by delivering written notice to your firm at least ten days prior to the payment date for a dividend.



    Each Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (generally, taxable net investment income plus any net short-term capital gain) that it distributed to its shareholders. However, a Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these and other purposes, dividend declared by a Fund in December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Each Portfolio has received a ruling from the Internal Revenue Service that it is classified for federal income tax purposes as a partnership; accordingly, no Portfolio is subject to federal income tax.



    Dividends from a Fund's investment company taxable income will be taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or paid in additional Platinum Class shares. Distributions by the Municipal Money Market Fund that it designates as "exempt-interest dividends" generally may be excluded from gross income by its shareholders. If the Municipal Money Market Portfolio earns taxable income from any of its investments, the Municipal Money Market Fund's share of that income will be distributed to its shareholders as a taxable dividend. To the extent that Portfolio invests in certain private activity obligations, that Fund's shareholders will be required to treat a portion of its dividends as a "tax preference item" in determining their liability for the AMT. Exempt-interest dividends also may be subject to tax under state and local tax laws. Because some states exempt from tax the interest on their own obligations and obligations of governmental agencies of and municipalities in the state, shareholders will receive tax information each year regarding the Municipal Money Market Fund's exempt-interest income by state. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of that Fund is not deductible.






PROSPECTUS                           18

    Each Fund notifies its shareholders following the end of each calendar year of the amounts of dividends paid (or deemed paid) that year. The notice sent by the Municipal Money Market Fund specifies the amounts of exempt-interest dividends (and the portion thereof, if any, that is a tax preference item for purposes of the AMT) and any taxable dividends. Each Fund is required to withhold 31% of all taxable dividends payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number or who otherwise are subject to back-up withholding.

    The foregoing is only a summary of some of the important tax considerations generally affecting the Funds and their shareholders. Prospective investors are urged to consult their own tax advisers regarding specific questions as to the effect of federal, state or local income taxes on any investment in the Trust. For further tax information, see the SAI.

GENERAL INFORMATION

The Trust currently is comprised of eight separate investment portfolios. Each Fund is comprised of three classes of shares, which can be issued in an unlimited number. Each share represents an equal proportionate beneficial interest in that Fund and is entitled to one vote. Only shares of a particular class may vote on matters affecting that class. Only shares of a particular Fund may vote on matters affecting that Fund. All shares of the Trust vote on matters affecting the Trust as a whole. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares of the Trust are nontransferable.

    On most issues subjected to a vote of a Portfolio's interest holders, as required by the 1940 Act, its corresponding Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by the Fund's shareholders. Because a Portfolio interest holder's votes are proportionate to its percentage interests in that Portfolio, one or more other Portfolio investors could, in certain instances, approve an action against which a majority of the outstanding voting securities of its corresponding Fund had voted. This could result in that Fund's redeeming its investment in its corresponding Portfolio, which could result in increased expenses for that Fund. Whenever the shareholders of a Fund are called to vote on matters related to its corresponding Portfolio, the Board shall vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Any information received from a Portfolio in the Portfolio's report to shareholders will be provided to the shareholders of its corresponding Fund.

    As a Massachusetts business trust, the Trust is not obligated to conduct annual shareholder meetings. However, the Trust will hold special shareholder meetings whenever required to do so under the federal securities laws or the Trust's Declaration of Trust or By-Laws. Trustees can be removed by a shareholder vote at special shareholder meetings.


    As more fully described in the SAI, the following persons may be deemed to control a Fund by virtue of their ownership of more than 25% of the outstanding shares of the Fund as of December 31, 1995:


AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND


SHAREHOLDER COMMUNICATIONS


Shareholders will receive periodic reports, including annual and semi-annual reports which will include financial statements showing the results of the Funds' operations and other information. The financial statements of the Trust and the AMR Trust will be audited by Ernst & Young LLP, independent auditors, at least annually. Shareholder inquiries and requests for information regarding the other investment companies which also invest in the AMR Trust should be made by contacting your firm or by calling (800) 967-9009 or by writing to the Funds at P.O. Box 619003, MD 5645, Dallas/Fort Worth Airport, Texas 75261-9003.






                                     19                               PROSPECTUS

   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN SALES LITERATURE SPECIFICALLY APPROVED BY OFFICERS OF THE TRUST FOR USE IN CONNECTION WITH THE OFFER OF ANY FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.






    American AAdvantage Funds is a registered service mark of AMR Corporation. Platinum Class, PlanAhead Class, American AAdvantage Money Market Fund, American AAdvantage Municipal Money Market Fund and American AAdvantage U.S. Treasury Money Market Fund are service marks of AMR Investment Services, Inc.






PROSPECTUS                           20

                                     [LOGO]





                              --Platinum Class(sm)--
                                P.O. Box 619003
                        Dallas/Fort Worth Airport, Texas
                                   75261-9003
                                 (800) 967-9009


                            --Institutional Class--
                                P.O. Box 619003
                        Dallas/Fort Worth Airport, Texas
                                   75261-9003
                                (800) 967-9009


                             --PlanAhead Class(sm)--
                                 P.O. Box 4580
                         Chicago, Illinois  60680-4580
                                 (800) 231-4252






                                     21                               PROSPECTUS

                      STATEMENT OF ADDITIONAL INFORMATION

                          AMERICAN AADVANTAGE FUNDS(R)

                                 AMR CLASS(SM)
                              INSTITUTIONAL CLASS
                              PLANAHEAD CLASS(SM)


                                MARCH 1, 1996





      The American AAdvantage Balanced Fund(sm) (the "Balanced Fund"), American AAdvantage Growth and Income Fund(sm), formerly the American AAdvantage Equity Fund (the "Growth and Income Fund"), American AAdvantage International Equity Fund(sm) (the "International Equity Fund"), American AAdvantage Limited-Term Income Fund(sm), formerly the American AAdvantage Fixed Income Fund (the "Limited-Term Income Fund"), American AAdvantage Money Market Fund(sm) (the "Money Market Fund"), American AAdvantage Municipal Money Market Fund(sm) (the "Municipal Money Market Fund") and American AAdvantage U.S. Treasury Money Market Fund(sm) (the "U.S. Treasury Money Market Fund"), (individually, a "Fund" and collectively, the "Funds") are seven separate investment portfolios of the American AAdvantage Funds (the "Trust") a no- load, open-end, diversified management investment company. Each Fund constitutes a separate investment portfolio with a distinct investment objective, and distinct purpose and strategy. Each Fund consists of multiple classes of shares designed to meet the needs of different groups of investors. This Statement of Additional Information relates to the AMR, Institutional and PlanAhead Classes of the Trust.


      Each Fund will seek its investment objective by investing all of its investable assets in a corresponding portfolio (individually, a "Portfolio" and, collectively, the "Portfolios") of the AMR Investment Services Trust ("AMR Trust") that has a similar name and an identical investment objective to the investing Fund.


      This Statement of Additional Information should be read in conjunction with an AMR Class, Institutional Class or PlanAhead Class prospectus dated March 1, 1996, (individually, a "Prospectus"), copies of which may be obtained without charge by calling (800) 423-7526 for a PlanAhead Class Prospectus or
(817) 967-3509 for an Institutional or AMR Class Prospectus.


      This Statement of Additional Information is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.


                            INVESTMENT RESTRICTIONS


      Each Fund has the following fundamental investment policy that enables it to invest in a corresponding Portfolio of the AMR Trust:


            Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

      All other fundamental investment policies and the non-fundamental policies of each Fund and its corresponding Portfolio are identical.
Therefore, although the following discusses the investment policies of each Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to each Fund and the Trust's Board of Trustees ("Board").

      In addition to the investment limitations noted in the Prospectus, the following seven restrictions have been adopted by each Portfolio and may be changed with respect to any Portfolio only by the majority vote of that Portfolio's outstanding interests, which as used herein means the lesser of (a) 67% of the interests of the Portfolio present at the meeting if the holders of more than 50% of the interests are present and represented at the interest holders' meeting or (b) more than 50% of the interests of the Portfolio. Whenever a Fund is requested to vote on a change in the investment restrictions of its corresponding Portfolio, that Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders.

No Portfolio may:

      1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

      2. Purchase or sell commodities (including direct interests and/or leases in oil, gas or minerals) or commodities contracts, except with respect to forward foreign currency exchange contracts, foreign currency futures contracts and "when-issued" securities when consistent with the other policies and limitations described in the Prospectus.


      3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Portfolio may be deemed an underwriter under federal securities law.


      4. Make loans to any person or firm, provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or (ii) the entry into repurchase agreements and further provided, however, that each Portfolio may lend its portfolio securities to broker-dealers or other institutional investors in accordance with the guidelines stated in the Prospectus.

      5. Purchase from or sell portfolio securities to its officers, Trustees or other "interested persons" of the Trust, as defined in the Investment Company Act of 1940 ("1940 Act"), including its investment advisers and their affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.


      6. Issue senior securities except that the Portfolio may engage in when-issued securities and forward commitment transactions and the International Equity Portfolio may engage in currency futures and forward currency contracts.


      7. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 10% of the value of its total assets at the time of borrowing. In addition, although not a fundamental policy, the Portfolios intend to repay any money borrowed before any additional portfolio securities are purchased. See "Other Information" for a further description regarding reverse repurchase agreements.

      The corresponding Portfolio of the Money Market Fund (the "Money Market Portfolio"), as a fundamental policy, is restricted from purchasing the securities of other investment companies except in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the Portfolio's interest holders.

      The following non-fundamental investment restrictions apply to each Portfolio and may be changed with respect to a Portfolio by a majority vote of the AMR Trust Board. No Portfolio may:

      1. Purchase securities on margin, effect short sales (except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities) or purchase or sell call options or engage in the writing of such options.

      2. Purchase or retain the securities of an issuer if, to the AMR Trust's knowledge, one or more of the trustees or officers of the AMR Trust, or the investment adviser responsible for the investment of the AMR Trust's assets or its directors or officers, individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities.


         All Portfolios, other than the Money Market Portfolio, may invest up to 10% of their total assets in the securities of other investment companies to the extent permitted by law. A Portfolio may incur duplicate advisory or management fees when investing in another mutual fund.

      In addition, no Portfolio may invest in warrants, except as permitted by its investment policies as described in the Prospectus, provided that no such Portfolio shall invest more than 5% of its net assets, valued at the lower of cost or market, in warrants or more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchanges.


                             TRUSTEES AND OFFICERS

      The Board provides broad supervision over the Trust's affairs. AMR Investment Services, Inc. (the "Manager") is responsible for the management of Trust assets, and the Trust's officers are responsible for the Trust's operations. The Trustees and officers of the Trust and AMR Trust are listed below together, with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155.


                                    POSITION WITH
NAME, AGE AND ADDRESS                EACH TRUST        PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------               -------------      ----------------------------------------
William F. Quinn* (48)              Trustee and        President,  AMR Investment  Services, Inc.  (November 1986-
                                    President          Present);  Chairman,  American  Airlines  Employees Federal
                                                       Credit  Union  (October  1989-Present);  Trustee,  American
                                                       Performance  Funds  (September  1990-July  1994); Director,
                                                       Crescent Real Estate Equities, Inc. (April 1994 - Present);
                                                       Trustee,   American  AAdvantage   Mileage  Funds   (1995  -
                                                       Present).

David G. Fox (72)                   Trustee            Director, Capstead Mortgage  Company (1985-1994); Director,
5949 Sherry Lane                                       Southwestern  Medical  Foundation  (1984-Present); Trustee,
Suite 1220, LB 125                                     Shelter Ministries of Dallas (1993-Present); Member, Dallas
Dallas, Texas  75225-6521                              Citizens Council (1967-  Present); President, Dallas County
                                                       Historical Foundation (1987-1993); Chairman  of the  Board,
                                                       Sensible  Metropolitan  Area   Rapid  Transit  (1987-1994);
                                                       Chairman of  the Board,  State Fair  of Texas  (April 1988-
                                                       April   1993);  Owner,  David  G.  Fox  Investments  (1985-
                                                       Present);  Trustee, American AAdvantage Mileage Funds (1995
                                                       - Present).

John S. Justin (79)                 Trustee            Chairman  and Chief  Executive Officer,  Justin Industries,
2821 West Seventh Street                               Inc.  (a  diversified   holding  company)   (1969-Present);
Fort Worth, Texas  76107                               Executive Board  Member, Blue  Cross/Blue Shield  of  Texas
                                                       (1985-Present);  Board Member,  Zale Lipshy  Hospital (June
                                                       1993-Present); Trustee, Texas  Christian University  (1980-
                                                       Present);  Director and  Executive Board  Member,  Moncrief
                                                       Radiation Center (1985-Present); Director, Texas New Mexico
                                                       Enterprises (1984-1993);  Director, Texas  New Mexico Power
                                                       Company (1979-1993); Trustee,  American AAdvantage  Mileage
                                                       Funds (1995 - Present).

Stephen D. O'Sullivan* (60)         Trustee            Consultant   (July   1994-Present);   Vice   President  and
                                                       Controller (April 1985-June 1994), American Airlines, Inc.;
                                                       Trustee,   American  AAdvantage   Mileage  Funds   (1995  -
                                                       Present).

                                     POSITION WITH
 NAME, AGE AND ADDRESS                EACH TRUST              PRINCIPAL OCCUPATION DURING PAST 5 YEARS
 ---------------------               -------------            ----------------------------------------
 Roger T. Staubach (54)              Trustee                  Chairman of the Board and  Chief Executive Officer (1982-
 6750 LBJ Freeway                                             present)  and  President  (1983-1991)  of  The   Staubach
 Dallas, TX  75240                                            Company  (a  commercial real  estate  company); Director,
                                                              Halliburton Company (1991-present); Director,  First USA,
                                                              Inc.  (1993-present);  Director,   Brinker  International
                                                              (1993-present);  Director,  Columbus Realty  Trust (1994-
                                                              present);  Member  of the  Advisory Board,  The Salvation
                                                              Army; Member  of the Advisory Board, Dallas International
                                                              Sports  Commission;   Member  of   the  Advisory   Board,
                                                              Hartford  Whalers  Hockey Club;  Trustee,  Institute  for
                                                              Aerobics   Research;   Member   of   Executive   Council,
                                                              Daytop/Dallas; former quarterback  of the Dallas  Cowboys
                                                              professional football team; Trustee,  American AAdvantage
                                                              Mileage Funds (1995 - Present).

 Nancy A. Eckl (33)                  Vice President           Vice  President  (December 1990-Present),  AMR Investment
                                                              Services, Inc.

 Michael W. Fields (42)              Vice President           Vice  President, AMR  Investment  Services, Inc.  (August
                                                              1988-Present).

 Janice S. Goldshmid (36)            Vice President and       Senior Compliance Analyst, AMR  Investment Services, Inc.
                                     Assistant Secretary      (December 1990-Present);

 Barry Y. Greenberg (32)             Vice President and       Director, Legal and Compliance,  AMR Investment Services,
                                     Assistant Secretary      Inc. (July  1995-Present);  Branch Chief  (May  1992-June
                                                              1995)  and   Staff  Attorney   (August  1988-May   1992),
                                                              Securities and Exchange Commission.

 Rebecca L. Harris (28)              Treasurer                Director  of  Finance   (May  1995-Present),   Controller
                                                              (November  1991-April  1995),  AMR  Investment  Services,
                                                              Inc.;   Financial   Analyst,  Sabre   Travel  Information
                                                              Network (December 1990-October 1991).

 John B. Roberson (37)               Vice President           Vice  President  (June   1991-Present),  Assistant   Vice
                                                              President   (August   1988-May   1991),  AMR   Investment
                                                              Services, Inc.

 Clifford J. Alexander (52)          Secretary                Partner, Kirkpatrick & Lockhart LLP (law firm)

 Robert J. Zutz (43)                 Assistant Secretary      Partner, Kirkpatrick & Lockhart LLP (law firm)


* Messrs. Quinn and O'Sullivan, by virtue of their current or former positions, are deemed to be "interested persons" of the Trust as defined by the 1940 Act.

      All Trustees and officers as a group own less than 1% of the outstanding shares of any of the Funds.


      The Trust compensates each Independent Trustee with payments in an amount equal to the Trustees' income tax on the value of free airline travel for the Trustee and his spouse on American Airlines, Inc. The direct aggregate and total remuneration paid to all Trustees on behalf of the Trust for the fiscal year ended October 31, 1995 is shown below.


                                              Aggregate         Pension or Retirement                        Total Compensation
                                            Compensation         Benefits Accrued as     Estimated Annual       From American
                                              From the         Part of the AAdvantage        Benefits          AAdvantage Fund
             Name of Trustee                    Trust             Trust's Expenses        Upon Retirement          Complex
             ---------------                    -----             ----------------        ---------------          -------
             William F. Quinn                    $0                      $0                     $0                   $0
             David G. Fox                      $27,510                   $0                     $0                 $27,510
             John S. Justin                    $14,475                   $0                     $0                 $14,475
             Stephen D. O'Sullivan               $0                      $0                     $0                   $0
             Roger T. Staubach                   $0                      $0                     $0                   $0



           MANAGEMENT, ADMINISTRATIVE SERVICES AND DISTRIBUTION FEES

      As described more fully in the Prospectus, the Manager is paid a management fee as compensation for paying investment advisory fees and for providing the Trust and the AMR Trust with advisory and asset allocation services. Management fees for the fiscal years ended October 31 were approximately as follows: 1993, $7,827,000 of which approximately $2,280,000 was paid by the Manager to the other investment advisers; 1994, $6,950,000 of which approximately $2,965,000 was paid by the Manager to the other investment
advisers; and 1995 $    of which approximately $    was paid by the Manager to
the other investment advisers.  Management fees in the amount of approximately
$214,000 and $    were waived by the Manager during the fiscal years ended
October 31, 1994 and 1995, respectively.

      Prior to August 1, 1994, shareholders of the Balanced, Growth and Income, International Equity and Limited-Term Income Funds ("Variable NAV Funds") were required to enter into a Shareholder Services Agreement with the Manager which obligated the Manager to provide or oversee on behalf of the shareholder's account certain administrative and management services (other than investment advisory services). Shareholder services fees for the fiscal year ended October 31, 1993 were approximately $1,244,000. Effective August 1, 1994, shareholder services agreements were eliminated and replaced by an administrative services fee paid by each of the Variable NAV Funds to the Manager. Shareholder services fees for the nine months ended July 31, 1994 were approximately $1,292,000.


      In addition to the management fee, the Manager is paid an administrative services fee for providing administrative and management services (other than investment advisory services) to the Funds. Administrative services fees for the fiscal years ended October 31 were approximately as follows: 1993, $1,544,000; 1994, $1,473,000; and 1995, $ . Administrative service fees in the amount of approximately $14,000 and $__ were waived by the Manager during the fiscal years ended October 31, 1994 and 1995, respectively.



      On September 1, 1995, Brokers Transaction Services, Inc. ("BTS"), became distributor of the Funds' shares, and as such began receiving an annualized fee of $50,000 from the Manager for distributing the shares of the Trust and the American AAdvantage Mileage Funds. Prior to this date, the Trust was self-distributed.



                          APPROACH TO STOCK SELECTION


      Investment advisers to the corresponding Portfolios of the Balanced, Growth and Income and International Equity Funds will select equity securities which, in their opinion, have above average growth potential and are also selling at a discount to the market. This approach focuses on the purchase of a diverse group of stocks below their perceived economic value. Each of the investment advisers determines the growth prospects of firms based upon a combination of internal and external research using fundamental economic cycle analysis and considering changing economic trends. The determination of value is based upon the analysis of several characteristics of the issuer and its equity securities including price to earnings ratio, price to book value ratio, assets carried below market value, financial strength and dividend yield.




                              REDEMPTIONS IN KIND

      Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the applicable Fund's corresponding Portfolio. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund's net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, if redemption is made in kind, shareholders who receive securities and sell them could receive less than the redemption value of their securities and could incur certain transactions costs.




                              EXPENSE LIMITATIONS

      Subject to certain state law expense limits, the Trust pays all of its expenses (including its share of the Portfolios' expenses) other than those expressly assumed by the Manager. The most restrictive state expense limit currently imposed is 2.5% of a Fund's first $30 million in assets, 2.0% of the next $70 million in assets and 1.5% of all excess assets. If a Fund's expenses exceed any applicable state expense limits, the Manager would have to bear such excess expenses in order for the Trust to continue selling its shares in that state. Any excess expenses assumed by the Manager can be reimbursed monthly whenever a Fund's expenses are below applicable expense limits.


                         INVESTMENT ADVISORY AGREEMENTS





      Separate Investment Advisory Agreements between the investment advisers of the corresponding Portfolios of the Balanced, Growth and Income, International Equity and Limited-Term Income Funds and the AMR Trust, as described in the Prospectus, were approved and became effective as of October 1, 1995. Prior to that date, these Funds had entered into Investment Advisory Agreements with the same investment advisors. On October 1, 1995, each Fund Investment Advisory Agreement was amended to provide that to the extent a Fund invests all of its investable assets in its corresponding Portfolio, the adviser will not receive an advisory fee under that Agreement.


      Each such Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund on no less than thirty (30) days' nor more than sixty
(60) days' written notice to the investment adviser, or by the investment adviser upon sixty (60) days' written notice to the Trust. The Investment Advisory Agreements will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.


                       PORTFOLIO SECURITIES TRANSACTIONS

      The Investment Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of each investment adviser is to seek the best net price and execution available. It is expected that securities ordinarily will be purchased in the primary markets, and that in assessing the best net price and execution available, each investment adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.


      In selecting brokers or dealers to execute particular transactions, investment advisers are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provision of statistical quotations (including the quotations necessary to determine a Portfolio's net asset value), the sale of Trust shares by such broker-dealer or the servicing of Trust shareholders by such broker-dealer, and other information provided to the applicable Portfolio, to the Manager and/or to the investment advisers (or their affiliates), provided, however, that the investment adviser determines that it has received the best net price and execution available. The investment advisers are also authorized to cause a Portfolio to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Trustees, the Manager or the investment advisers, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the investment adviser exercises investment discretion.



      For the years ended October 31, 1993, October 31, 1994, and October 31, 1995; the following brokerage commissions were paid by theFunds.



Fund                          1993                           1994                          1995
Balanced                      $284,089                       $228,250                      $388,253
Growth and Income             $416,448                       $300,096                      $590,364
International Equity          $115,463                       $391,301                      $422,670
Limited-Term Income           $0                             $0                            $0
Money Market Funds            $0                             $0                            $0



For the years ended October 31, 1994 and October 31, 1995, the portfolio turnover rates for the Funds were as follows:







Fund                                    1994                                     1995
Balanced Fund                           48%                                      73%
Growth and Income Fund                  23%                                      26%
International Equity Fund               37%                                      21%
Limited-Term Income Fund                94%                                      183%



High portfolio turnover can increase the Fund's transaction costs and generate additional capital gains or losses.



      The fees of the investment advisers are not reduced by reason of receipt of such brokerage and research services. No investment adviser provides any services to the Trust except portfolio investment management and related recordkeeping services. However, with disclosure to and pursuant to written guidelines approved by the Trustees, an investment adviser of a Portfolio or its affiliated broker-dealer may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940 Act) for doing so. . During the fiscal year ended October 31, 1993, the Balanced Fund and the Growth and Income Fund paid $1,150 and $750, respectively, in brokerage commissions to Sutro & Company, an affiliate of Independence Investment Associates, an investment adviser to the Balanced Fund and the Growth and Income Fund. The percentages of total commissions of the Balanced and Growth and Income Funds paid to Sutro in 1993 were 0.4% and 0.2%, respectively. The transactions represented 0.2% of the Balanced Fund's and 0.1% of the Growth and Income Fund's total dollar value of portfolio transactions for the fiscal year ended October 31, 1993. The Funds did not execute any portfolio transactions in fiscal year 1994 with affiliated brokers. During the fiscal year ended October 31, 1995, the International Equity Fund paid $18,937 in brokerage commissions to Morgan Stanley, Inc., an affiliate of Morgan Stanley Asset Management, an investment adviser to the International Equity Fund, and the Balanced Fund paid $18 in brokerage commissions to Sutro & Company. The percentage of total commission of the International Equity Fund paid to Morgan Stanley in 1995 was 4% representing % of the International Equity Fund's total dollar value of transactions. The percentage of total commission of the Balanced Fund paid to Sutro & Company in 1995 was 0.005% representing % of the Balanced Fund's total dollar value of transactions.



                                NET ASSET VALUE




      It is the policy of the Money Market Fund, Municipal Money Market Fund and U.S. Treasury Money Market Fund (collectively the "Money Market Funds") to attempt to maintain a constant price per share of $1.00. There can be no assurance that a $1.00 net asset value per share will be maintained. The portfolio instruments held by the Money Market Funds' corresponding Portfolios are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value. Such market fluctuations are generally in response to changes in interest rates. Use of the amortized cost valuation method requires the corresponding Portfolios of the Money Market Funds to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar weighted average portfolio maturity of 90 days or less, and to invest only in securities determined by the Trustees to be of high quality with minimal credit risks.


                                TAX INFORMATION

TAXATION OF THE FUNDS


      To qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund (each of which is treated as a separate corporation for these purposes) must, among other requirements:



      o Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or (in the case of the International Equity Fund) foreign currencies, or certain other income, including gains from futures or forward contracts ("Income Requirement");


      o Derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or (in the case of the International Equity Fund) foreign currencies (or futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or futures with respect thereto), that are held for less than three months ("Short-Short Limitation");

      o Diversify its investments in securities within certain statutory limits; and

      o Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income plus net short-term capital gain) plus, in the case of the Municipal Money Market Fund, net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement").


      The Funds have received a ruling from the Internal Revenue Service ("IRS") that each Fund, as an investor in its corresponding Portfolio, is deemed to own a proportionate share of the Portfolio's assets and to earn the income on that share for purposes of determining whether the Fund satisfies all the requirements described above to qualify as a RIC.


      See the next section for a discussion of the tax consequences to the Balanced, Growth and Income and International Equity Funds of investments in passive foreign investment companies ("PFICs") by the Balanced, Growth and Income and International Equity Portfolios (collectively "Equity Portfolios"), respectively, and, in the case of the International Equity Fund, of engaging in hedging transactions by the International Equity Portfolio.

TAXATION OF THE PORTFOLIOS


      The Portfolios have received a ruling from the IRS to the effect that, among other things, each Portfolio is treated as a separate partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, each Portfolio is not subject to federal income tax; instead, each investor in a Portfolio, such as a Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.



      Because the ruling from the IRS provides, as noted above, that each Fund is deemed to own a proportionate share of its corresponding Portfolio's assets and income for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, each Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy all those requirements.


      Distributions to a Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. A Fund's basis for its interest in its corresponding Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.

      A Portfolio may acquire zero coupon or other securities issued with original issue discount. As an investor in a Portfolio that holds those securities, a Fund would have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Portfolio (and, hence, the Fund) receives no corresponding payment on the securities during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement and avoid imposition of the 4% excise tax described in the Prospectus, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or the proceeds of redemption of a portion of the Fund's interest in its corresponding Portfolio (which redemption proceeds would be paid from the Portfolio's cash assets or the proceeds of sales of portfolio securities, if necessary). The Portfolio might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains might be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation applicable to the Fund, any such gains would reduce the Portfolio's ability to sell other securities (or, in the case of the International Equity Portfolio, certain futures or forward contracts) held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

      If an Equity Portfolio acquires stock in a foreign corporation that is a PFIC and holds the stock beyond the end of the year of acquisition, its corresponding Fund will be subject to federal income tax on the Fund's share of a portion of any "excess distribution" received by the Portfolio on the stock or of any gain realized by the Portfolio from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. A Fund may avoid this tax and interest if its corresponding Portfolio elects to treat the PFIC as a "qualified electing fund"; however, the requirements for that election are difficult to satisfy. The Equity Portfolios currently do not intend to acquire securities that are considered PFICs.


      Hedging strategies, such as entering into forward contracts and selling and purchasing futures contracts, involve complex rules that will determine for federal income tax purposes the character and timing of recognition of gains and losses the International Equity Portfolio realizes in connection therewith. The International Equity Fund's share of the corresponding Portfolio's (1) income from foreign currencies (except certain gains that may be excluded by future regulations) and (2) income from transactions in futures and forward contracts derived with respect to its business of investing in securities or foreign currencies will qualify as allowable income for the Fund under the Income Requirement. Income from the Portfolio's disposition of foreign currencies, and futures and forward contracts on foreign currencies, that are not directly related to its principal business of investing in securities (or futures with respect thereto) also will be subject to the Short-Short Limitation for the Fund if they are held for less than three months.


      For purposes of determining whether the International Equity Fund satisfies the Short-Short Limitation, if the International Equity Portfolio satisfies certain requirements, an increase in value of a position that is part of a designated hedge will be offset by any decrease in value (whether realized or not) of the contra hedging position during the period of the hedge. Thus, only the net gain (if any) will be included in gross income for purposes of that limitation.

      Dividends and interest received by the International Equity Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.

TAXATION OF THE FUNDS' SHAREHOLDERS


      A portion of the dividends from a Fund's investment company taxable income, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations.

The eligible portion may not exceed the aggregate dividends received by the Fund (directly or through its corresponding Portfolio) from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax. No dividends paid by the Money Market Funds, the International Equity Fund or the Limited-Term Income Fund are expected to be eligible for this deduction.


      Distributions by the Municipal Money Market Fund of the amount by which income on tax-exempt securities exceeds certain amounts disallowed as deductions, designated by it as "exempt-interest dividends," generally may be excluded from gross income by its shareholders. Dividends paid by the Fund will qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets (including its share of the Municipal Money Market Portfolio's assets) consists of securities the interest on which is excludable from gross income under section 103(a) of the Code. The Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from shareholders' gross income may not exceed the Fund's net tax-exempt income. The shareholders' treatment of dividends from the Fund under local and state income tax laws may differ from the treatment thereof under the Code.

      Exempt-interest dividends received by a corporate shareholder may be indirectly subject to the alternative minimum tax. In addition, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds ("PABs") or industrial development bonds ("IDBs") should consult their tax advisers before purchasing shares of the Municipal Money Market Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

      Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Municipal Money Market
Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

      If more than 50% of the value of the International Equity Fund's total assets (including its share of the International Equity Portfolio's total assets) at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable the Fund's shareholders, in effect, to receive the benefit of the foreign tax credit with respect to the Fund's share of any foreign and U.S. possessions income taxes paid by the Portfolio. If the Fund makes this election, the Fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. If the election is made, the Fund will report to its shareholders shortly after each taxable year their respective shares of its income (including its share of the Portfolio's income) from foreign and U.S. possessions sources and its share of the taxes paid by the Portfolio to foreign countries and U.S. possessions.

      The foregoing is only a summary of some of the important federal tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors are advised to consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.


                       YIELD AND TOTAL RETURN QUOTATIONS

      A quotation of yield on shares of each class of the Money Market Funds may appear from time to time in advertisements and in communications to shareholders and others. Quotations of yields are indicative of yields for the limited historical period used but not for the future. Yield will vary as interest rates and other conditions change. Yield also depends on the quality, length of maturity and type of instruments invested in by the corresponding Portfolios of the Money Market Funds, and the applicable class's operating expenses. A comparison of the quoted yields offered for various investments is valid only if yields are calculated in the same manner. In addition, other similar investment companies may have more or less risk due to differences in the quality or maturity of securities held.

      The yields of the Money Market Funds may be calculated in one of two ways:

      (1) Current Yield--the net average annualized return without compounding accrued interest income. For a 7-day current yield, this is computed by dividing the net change in value over a 7 calendar-day period of a hypothetical account having one share at the beginning of a 7 calendar-day period by the value of the account at the beginning of this period to determine the "base period return." The quotient is multiplied by 365 divided by 7 and stated to two decimal places. A daily current yield is calculated by multiplying the net change in value over one day by 365 and stating it to two decimal places. Capital changes, such as realized gains and losses from the sale of securities and unrealized appreciation and depreciation, are excluded in calculating the net change in value of an account, but this calculation includes the aggregate fees and other expenses that are charged to all shareholder accounts in a class of a Fund. In determining the net change in value of a hypothetical account, this value is adjusted to reflect the value of any additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares.

      (2) Effective Yield--the net average annualized return as computed by compounding accrued interest income. In determining the 7-day effective yield, a class of a Fund will compute the "base period return" in the same manner used to compute the "current yield" over a 7 calendar-day period as described above. One is then added to the base period return and the sum is raised to the 365/7 power. One is subtracted from the result, according to the following formula:

                                                        [365/7]
            EFFECTIVE YIELD = [ (BASE PERIOD RETURN + 1)       ] - 1

      Based on these formulas, the current and effective yields were as follows for the periods and Funds indicated:

                                                                       Current yield for the     Effective yield for the
                                             Current daily yield as      7 day period ended        7 day period ended
                                              of October 31, 1995         October 31, 1995           October 31, 1995
                                              -------------------         ----------------           ----------------
 Institutional Class
 -------------------
    Money Market Fund                                5.76%                      5.74%                     5.90%
    Municipal Money Market Fund                      3.84%                      3.83%                     3.90%
    U.S. Treasury Money Market Fund                  5.52%                      5.54%                     5.70%

 PlanAhead Class
 ---------------
    Money Market Fund                                5.47%                      5.45%                     5.59%
    Municipal Money Market Fund                      3.50%                      3.49%                     3.55%
    U.S. Treasury Money Market Fund                  5.06%                      5.08%                     5.21%

      The Municipal Money Market Fund also may advertise a tax equivalent current and effective yield. The tax equivalent yields are calculated as follows:

      CURRENT YIELD/(1-APPLICABLE TAX RATE) = CURRENT TAX EQUIVALENT YIELD

    EFFECTIVE YIELD/(1-APPLICABLE TAX RATE) = EFFECTIVE TAX EQUIVALENT YIELD

Based on these formulas, the current and effective tax equivalent yields for the Municipal Money Market Fund for the seven day periods ending October 31, 1995 were:

                                                                           Current                     Effective
 Class                                                               Tax Equivalent Yield         Tax Equivalent Yield
 -----                                                               --------------------         --------------------
 Institutional (based on a 35.0% corporate tax rate)                        5.89%                         6.00%
 PlanAhead (based on a 39.6% personal tax rate)                             5.78%                         5.88%

      The advertised yields for each class of the Variable NAV Funds are computed by dividing the net investment income per share earned during a 30-day (or one month) period less the aggregate fees that are charged to all shareholder accounts of the class in proportion to the 30-day (or one month) period and the weighted average size of an account in that class of a Fund by the maximum offering price per share of the class on the last day of the period, according to the following formula:


                                              6
                            YIELD = 2{(a-b)+1} -1
                                       ---
                                       cd


where, with respect to a particular class of a Fund, "a" is the dividends and interest earned during the period; "b" is the sum of the expenses accrued for the period (net of reimbursement, if any) and the aggregate fees that are charged to all shareholder accounts in proportion to the 30-day (or one month) period and the weighted average size of an account in the class; "c" is the average daily number of class shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per class share on the last day of the period. Based on this formula, the estimated 30-day yield for the period ended October 31, 1995 for the Limited-Term Income Fund was 6.46%, 6.20% and 5.90%, for the AMR, Institutional and PlanAhead Classes, respectively.

           Each class of the Limited-Term Income Fund may also advertise a monthly distribution rate. The distribution rate gives the return of the class based solely on the dividend payout to that class if someone was entitled to the dividends for an entire month. A monthly distribution rate is calculated from the following formula:

                    MONTHLY DISTRIBUTION RATE = A/P*(365/n)

where, with respect to a particular class of shares, "A" is the dividend accrual per share during the month, "P" is the share price at the end of the month and "n" is the number of days in the month. Based on this formula, the monthly dividend rate for the AMR, Institutional and PlanAhead Classes of the
Limited-Term Income Fund for the month of October 1995 was       %,       % and
%, respectively. The "monthly dividend rate" is a non-standardized performance calculation and when used in an advertisement will be accompanied by the appropriate standardized SEC calculations.

      The advertised total return for a class of a Fund would be calculated by equating an initial amount invested in a class of a Fund to the ending redeemable value, according to the following formula:

                                         n
                                 P(1 + T) = ERV

where "P" is a hypothetical initial payment of $1,000; "T" is the average annual total return for the class; "n" is the number of years involved; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made in the class at the beginning of the investment period covered.

      Based on this formula, annualized total returns were as follows for the periods and Funds indicated:





                                                                                         For the period from the
                                        For the one-year      For the five-year period   commencement of active
                                          period ended                 ended               operations through
                                       October 31, 1995(1)     October 31, 1995(1)(2)    October 31, 1995(1)(3)
                                       -------------------     ----------------------    ----------------------
 AMR Class
 ---------
   Balanced Fund                                    19.77%                 14.23%                 10.06%
   Growth and Income Fund                           21.03%                 17.49%                 11.00%
   International Equity Fund                         8.18%                    N/A                  9.55%
   Limited-Term Income Fund                          8.22%                  7.10%                  7.25%
 Institutional Class
 -------------------
   Balanced Fund                                    19.39%                 14.15%                 10.02%
   Growth and Income Fund                           20.69%                 17.41%                 10.95%
   International Equity Fund                         7.90%                    N/A                  9.48%
   Limited-Term Income Fund                          8.18%                  7.06%                  7.22%
   Money Market Fund                                 5.96%                  4.93%                  6.27%
   Municipal Money Market Fund (4)                   3.75%                    N/A                  3.10%
   U.S. Treasury Money Market Fund                   5.67%                    N/A                  4.05%
 PlanAhead Class
 ---------------

 Balanced Fund (5)                                19.06%                 14.07%                  9.97%
 Growth and Income Fund                           20.14%                 17.27%                 10.87%
 International Equity Fund                         7.37%                    N/A                  9.31%
 Limited-Term Income Fund (5)                      7.83%                  6.99%                  7.18%
 Money Market Fund                                 5.60%                  4.84%                  6.21%
 Municipal Money Market Fund (4)                   3.39%                    N/A                  2.88%
 U.S. Treasury Money Market Fund                   5.19%                    N/A                  3.89%



     (1) The Institutional Class is the initial class for each Fund. The AMR Class and PlanAhead Class were not in existence prior to August 1, 1994. Total returns for the PlanAhead and AMR Classes for the periods ended October 31, 1995 reflect Institutional Class returns from the date of commencement of operations of each of these Funds through July 31, 1994 and returns of the applicable class for the period August 1, 1994 (commencement of operations of the new classes) through October 31, 1995. Due to the different expense structures between the classes, total returns would vary from the results shown had the classes been in operation for the entire periods.



     (2) The International Equity Fund, Municipal Money Market Fund and U.S. Treasury Money Market Fund had not commenced active operations as of November 1, 1990.


     (3) The Institutional Class of the Balanced Fund and the Growth and Income Fund commenced active operations on July 17, 1987; the Money Market Fund on September 1, 1987, the Limited-Term Income Fund on December 3, 1987, the International Equity Fund on August 7, 1991, the U.S. Treasury Money Market Fund on March 2, 1992 and the Municipal Money Market Fund on November 10, 1993. The PlanAhead and AMR Classes of all the Funds commenced active operations on August 1, 1994.


     (4) Management and Administrative Services fees have been waived for the Municipal Money Market Fund since its inception. Performance prior to fee waivers for the periods shown are:



                                                                               For the period from the
                                                                               commencement of active
                                          For the one-year period ended          operations through
 Municipal Money Market Fund                     October 31, 1995                  October 31, 1995
                                                 ----------------                  ----------------
 Institutional Class                                  3.54%                             2.89%
 PlanAhead Class                                      3.19%                             2.67%



     (5) A portion of the Service Plan Fees of the PlanAhead Class have been waived for the Balanced and Limited-Term Income Funds since August 1, 1994. Returns prior to waivers for the Limited-Term Income Fund were 7.56%, 6.93% and 7.14% for the one, five and since inception periods and were 18.98% before waivers for the Balanced Fund for the one year period.


     Each class of a Fund may also use "aggregate" total return figures for various periods which represent the cumulative change in value of an investment in a class of a Fund for the specific period. Such total returns reflect changes in share prices of a class of a Fund and assume reinvestment of dividends and distributions.

     Each Fund may give total returns from inception using the date when the current managers began active management as the inception date. However, returns using the actual inception date of the Fund will also be provided.


      In reports or other communications to shareholders or in advertising material, each class of a Fund may from time to time compare its performance with that of other mutual funds in rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., IBC/Donoghue, Inc. and other similar independent services which monitor the performance of mutual funds or publications such as the "New York Times", "Barrons" and the "Wall Street Journal." Each class of a Fund may also compare its performance with various indices prepared by independent services such as Standard & Poor's, Morgan Stanley or Lehman Brothers.



      Advertisements for the Funds may mention that the Funds offer a variety of investment options. They may also compare the Funds to federally insured investments such as bank certificates of deposit and credit union deposits, including the long-term effects of inflation on these types of investments. Advertisements may also compare the historical rate of return of different types of investments.

      From time to time, the Manager may use contests as a means of promoting the American AAdvantage Funds. Prizes may include free air travel and/or hotel accommodations. Listings for certain of the Funds may be found in newspapers under the heading AMR AADVANT.



                            DESCRIPTION OF THE TRUST

      The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

      The Trust was originally created to manage money for large institutional investors, including pension and 401(k) plans for American Airlines, Inc. The PlanAhead Class was later created to give individuals and other smaller investors an opportunity to invest in the American AAdvantage Funds. As a result, shareholders of the PlanAhead Class benefit from the economies of scale generated by being part of a larger pool of assets.

      The corresponding Portfolios of the Balanced, Growth and Income and International Equity Funds utilize a multi- manager approach designed to reduce volatility by diversifying assets over multiple investment management firms. Each adviser is carefully chosen by the Manager through a rigorous screening process.




                      CONTROL PERSONS AND 5% SHAREHOLDERS


      The following persons may be deemed to control certain Funds by virtue of their ownership of more than 25% of the outstanding shares of a Fund as of January 31, 1996:



American AAdvantage Balanced Fund
---------------------------------
AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof  . . . . . . . . . . . . . . .  %
4333 Amon Carter Boulevard
Fort Worth, Texas 76155

American AAdvantage Growth and Income Fund
------------------------------------------
AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof  . . . . . . . . . . . . . . .  %
4333 Amon Carter Boulevard
Fort Worth, Texas 76155

American AAdvantage International Equity Fund
---------------------------------------------
AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof  . . . . . . . . . . . . . . .  %
4333 Amon Carter Boulevard
Fort Worth, Texas 76155

American AAdvantage Limited-Term Income Fund
--------------------------------------------
AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof  . . . . . . . . . . . . . . .  %
4333 Amon Carter Boulevard
Fort Worth, Texas 76155

Retirement Advisors of America  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  %
5005 LBJ Freeway, Suite 1350
Dallas, Texas 75244

American AAdvantage Municipal Money Market Fund
-----------------------------------------------

      AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof own 100% of the shares of the AMR Class of the Balanced Fund, the Growth and Income Fund, the International Equity Fund and the Limited-Term Income Fund.


      In addition, the following persons own more than 5% of the outstanding shares of a Fund or Class as of January 31, 1996:


                                                                      Total        Institutional    PlanAhead
                                                                      Fund             Class         Class
                                                                      -----        -------------    ---------
 American AAdvantage Balanced Fund
 ---------------------------------
 Chancellor Limited Partnership
   5005 LBJ Freeway, Suite 630
   Dallas, Texas 75244-6136
 EPR Limited Partnership
   5005 LBJ Freeway, Suite 630
   Dallas, Texas 75244-6136
 NA Bank & Co.
   P.O. Box 2180
   Tulsa, Oklahoma
 Retirement Advisors of America
   5005 LBJ Freeway, Suite 1350
   Dallas, Texas 75244


                                                                      Total        Institutional    PlanAhead
                                                                      Fund             Class         Class
                                                                      -----        -------------    ---------
 American AAdvantage Balanced Fund(cont.)
 ----------------------------------------
 Sky Chefs Master Trust
   601 Ryan Plaza Drive
   Arlington, Texas 76011
 Technical Products Group Inc. Retirement & Savings Plan
   2929 Allen Parkway, Suite 2500
   Houston, Texas 77019

 American AAdvantage Growth and Income Fund
 ------------------------------------------
 Chancellor Limited Partnership
   5005 LBJ Freeway, Suite 630
   Dallas, Texas 75244-6136
 Crowe & Dunlevy Profit sharing and Thrift Plan
   20 N. Broadway, Suite 1800
   Oklahoma City, Oklahoma 73102-8203
 Retirement Advisors of America
   5005 LBJ Freeway, Suite 1350
   Dallas, Texas 75244
 Technical Products Group Inc. Retirement & Savings Plan
   2929 Allen Parkway, Suite 2500
   Houston, Texas 77019

 American AAdvantage International Equity Fund
 ---------------------------------------------
 Chancellor Limited Partnership
   5005 LBJ Freeway, Suite 630
   Dallas, Texas 75244-6136
 Crowe & Dunlevy Profit Sharing and Thrift Plan
   20 N. Broadway, Suite 1800
   Oklahoma City, Oklahoma 73102-8203
 EPR Limited Partnership
   5005 LBJ Freeway, Suite 630
   Dallas, Texas 75244-6136
 John May

   P.O. Box 584
   Gleneden Beach, Oregon 97388-0584
 Retirement Advisors of America
   5005 LBJ Freeway, Suite 1350
   Dallas, Texas 75244

 American AAdvantage Limited-Term Income Fund
 --------------------------------------------
 Berg Electronics Inc. Savings Plan
   4 New York Plaza - EBS 4th. Floor
   New York, New York 10004-2413
 Chancellor Limited Partnership
   5005 LBJ Freeway, Suite 630
   Dallas, Texas 75244-6136
 Crowe & Dunlevy Profit Sharing and Thrift Plan
   20 N. Broadway, Suite 1800
   Oklahoma City, Oklahoma 73102-8203


                                                                      Total        Institutional    PlanAhead
                                                                      Fund             Class         Class
                                                                      -----        -------------    ---------
 American AAdvantage Limited-Term Income Fund(cont.)
 ---------------------------------------------------
 EPR Limited Partnership
   5005 LBJ Freeway, Suite 630
   Dallas, Texas 75244-6136
 Peter C. Maffei IRA
   P.O. Box 5900
   Denver, Colorado 80217-5900
 Retirement Advisors of America
   5005 LBJ Freeway, Suite 1350
   Dallas, Texas 75244
 Technical Products Group Inc. Retirement and Savings Plan
   2929 Allen Parkway, Suite 2500
   Houston, Texas 77019
 Wachovia Bank of North Carolina
   P.O. Box 3002
   Winston-Salem, North Carolina 27102

 American AAdvantage Money Market Fund
 -------------------------------------
 Alliance Airport Authority
   Bank One, Texas, NA (Corporate Trust Department)
   500 Throckmorton
   Fort Worth, Texas 76113-2604
 City of Chicago International Airport Revenue Bonds
   Harris Trust and Savings Bank(Indenture Trust Division)
   P.O. Box 755
   Chicago, Illinois 60690
 Dallas/Fort Worth International Airport Revenue Bonds
 NationsBank Trust Department (Securities Lending Assets)
   P.O. Box 83222, BC 492-16
   Dallas, Texas 75283
 Psychiatric Consultants of San Diego Inc. Retirement Trust
   8558 El Paseo Grande
   La Jolla, California 92037-3015
 Tulsa Municipal Airport Trust
   Bank of Oklahoma Trust Administration
   P.O. Box 3200
   Tulsa, Oklahoma 74192

 American AAdvantage Municipal Money Market Fund
 -----------------------------------------------

 ADS Planning Inc. Profit Sharing Plan
   27653 Flaming Arrow Drive
   Rancho Palos Verdes, California 90275-3928
 B&J Plumbing Inc. Defined Benefit Pension Plan
   10754 National Blvd.
   Los Angeles, California 90064-4234

                                                                      Total        Institutional    PlanAhead
                                                                      Fund             Class         Class
                                                                      -----        -------------    ---------
 American AAdvantage Municipal Money Market Fund(cont.)
 ------------------------------------------------------
 Kenneth M. and Renee K. Chamblee
   417 River Valley
   Arlington, Texas 76006-3646

 American AAdvantage U.S. Treasury Money Market Fund
 ---------------------------------------------------
 All Saints Hospital
   1400 8th Avenue
   Fort Worth, Texas 76104
 British American Insurance Company
   P.O. Box 1590
   Dallas, Texas 75221-1590
 Jerry J. Fielding, IRA
   471 Meridian Street
    Crystal Lake, Illinois 60014-5415
 Grapevine Industrial Development Corp
   First National Bank of Chicago
   One First National Place
   Chicago, Illinois 60670
 Lone Star Airport Improvement Authority
   First National Bank of Chicago
   One First National Place
   Chicago, Illinois 60670
 NationsBank Trust Department (Trust Assets)
   P.O. Box 83222, BC 492-16
   Dallas, Texas 75283
 Radnor, Inc.
   550 Roberts Road
   Bryn Mawr, Pennsylvania 19010-1137
 Joseph R. Thomas, IRA
   2898 NW 24th Court
   Boca Raton, Florida 33431-6201
 Wenonah Holdings Inc.
   500 E. Mantua Avenue
   Wenonah, New Jersey 08090-2015





                               OTHER INFORMATION

      American Depository Receipts (ADRs), European Depository Receipts
(EDRs)-ADRs are depository receipts for foreign issuers in registered form traded in U.S. securities markets, whereas, EDRs are in bearer form and traded in European securities markets. These securities are not denominated in the same currency as the securities into which they may be converted. Investing in ADRs and EDRs involves greater risks than are normally present in domestic investments. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert proceeds realized upon the sale of portfolio securities of the affected foreign companies immediately into U.S. currency.

      Bank Deposit Notes-Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

      Bankers' Acceptances-Bankers' acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

      Cash Equivalents-Cash equivalents include certificates of deposit, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

      Certificates of Deposit-Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

      Commercial Paper-Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days.

      Debentures-Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer.

      Forward Foreign Currency Exchange Contracts-A forward foreign currency exchange contract ("forward contract") is a contract to purchase or sell a currency at a future date. The two parties to the contract set the number of days and the price. Forward contracts are used as a hedge against movements in future foreign exchange rates. The corresponding Portfolio of the International Equity Fund may enter into forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or other foreign currency.

      Forward contracts may serve as long hedges -- for example, the Portfolio may purchase a forward contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Portfolio intends to acquire. Forward contracts may also serve as short hedges -- for example, the Portfolio may sell a forward contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency or from the anticipated dividend or interest payments denominated in a foreign currency. The Manager may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or basket of currencies, the value of which the Manager believes will bear a positive correlation to the value of the currency being hedged.




      The cost to the Portfolio of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Portfolio enters into a forward contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

      Buyers and sellers of forward contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward contracts, with the result that closing transactions generally can be made for forward contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Portfolio will in fact be able to close out a forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Portfolio might be unable to close out a forward contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward contract has been established. Thus, the Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      Current Securities and Exchange Commission policy requires that cash or high grade liquid debt securities be set aside in a sufficient amount to cover any cross hedging or other currency exchange contract that is deemed to be speculative. These assets will be maintained in a segregated account and marked to market daily.


      Full Faith and Credit Obligations of the U.S. Government-Securities issued or guaranteed by the U.S. Treasury, backed by the full taxing power of the U.S. Government or the right of the issuer to borrow from the U.S. Treasury.


      Futures Contracts-Futures contracts obligate a purchaser to take delivery of a specific amount of an obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation. Futures are traded on both U.S. and foreign commodities exchanges. Only currency futures will be permitted in the corresponding Portfolio of the International Equity Fund. Futures contracts will be traded for the same purposes as entering into forward contracts.


      The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.



      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Portfolio is required to deposit "initial margin" consisting of cash or U.S. Government Securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good- faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by a futures exchange to increase the level of its initial margin payment.



      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When the Portfolio purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.



      Purchasers and sellers of futures contracts thereon can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that provides a secondary market. The Portfolio intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.



      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.



      If the Portfolio were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

      To the extent that the Portfolio enters into futures contracts, traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts that the Portfolio has entered into. This policy does not limit to 5% the percentage of the Portfolio's assets that are at risk in futures contracts and options on futures contracts.


      Futures contracts require the segregation of initial margin valued at a certain percentage of the contract and possibly adding "variation margin" should the price of the contract move in an unfavorable direction. As with forward contracts, the segregated assets must be either cash or high grade liquid debt securities.

      General Obligation Bonds-General obligation bonds are secured by the pledge of the issuer's full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government.

      Loan Participation Interests-Loan participation interests represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.

      Loan Transactions-Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.

      Securities loans will be made in accordance with the following conditions: (1) the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral;
(3) the Portfolio must be able to terminate the loan after notice, at any time;
(4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the AMR Trust Board must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the AMR Trust Board to vote proxies.

      While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the AMR Trust Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. Such loan transactions are referred to in this Statement of Additional Information as "qualified" loan transactions.

      The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the AMR Trust Board.

      Mortgage-Backed Securities-Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates .


           Collateralized Mortgage Obligations ("CMOs")-CMOs and interests in real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages, or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. The REMIC itself is generally exempt from federal income tax, but the income from the mortgages is reported by investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.


           Mortgage Pass-Through Certificates-Mortgage pass-through certificates are issued by governmental, government- related and private organizations which are basked by pools of mortgage loans.

      (1) Government National Mortgage Association ("GNMA") Mortgage Pass-Through Certificates ("Ginnie Maes")-GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

      (2) FHLMC Mortgage Participation Certificates ("Freddie Macs")-Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, security dealers and a variety of investors.

      (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes")-Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

      (4) Mortgage-Related Securities Issued by Private Organizations-Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools.
However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


      Municipal Lease Obligations ("MLOs")-MLOs are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit and thus interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate with the possibility of default on the lease obligation. With respect to MLOs purchased by the corresponding Portfolios of the Municipal Money Market Fund, the AMR Trust Board has established the following guidelines for determining the liquidity of the MLOs in its portfolio, and, subject to review by the AMR Trust Board, has delegated that responsibility to the investment adviser: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades; (5) the likelihood that the marketability of the obligation will be maintained through the time the security is held by the Portfolio; (6) the credit quality of the issuer and the lessee; (7) the essentiality to the lessee of the property covered by the lease and (8) for unrated MLOs, the MLOs' credit status analyzed according to the factors reviewed by rating agencies.


      Private Activity Obligations-Private activity obligations are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity obligations are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Shareholders, depending on their individual tax status, may be subject to the federal alternative minimum tax on the portion of a distribution attributable to these obligations. Interest on private activity obligations will be considered exempt from federal income taxes; however, shareholders should consult their own tax advisers to determine whether they may be subject to the federal alternative minimum tax.

      Ratings of Long-Term Obligations-The Portfolio utilizes ratings provided by the following nationally recognized statistical rating organizations ("Rating Organizations") in order to determine eligibility of long-term obligations.

      The four highest Moody's Investors Service, Inc. ("Moody's") ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged by Moody's to be of the best quality. Obligations rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such debt comprises what is generally known as high-grade debt. Moody's states that debt rated Aa is rated lower than Aaa debt because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa debt. Obligations which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium-grade obligations." Obligations which are rated Baa by Moody's are considered to be medium grade obligations, i.e., they are neither highly protected or poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

      The four highest Standard & Poor's ratings for long-term obligations are AAA, AA, A and BBB. Obligations rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Obligations rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree. Obligations rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. Obligations rated BBB by Standard & Poor's are regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      Duff & Phelps' four highest ratings for long-term obligations are AAA, AA, A and BBB. Obligations rated AAA have the highest credit quality with risk factors being negligible. Obligations rated AA are of high credit quality and strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions. Obligations rated A have average but adequate protection factors. However, risk factors are more variable and greater in periods of economic stress. Obligations rated BBB have below average protection factors with considerable variability in risk during economic cycles, but are still considered sufficient for prudent investment.

      Thomson BankWatch ("Bankwatch") long-term debt ratings apply to specific issues of long-term debt and preferred stock. They specifically assess the likelihood of an untimely repayment of principal or interest over the term to maturity of the rated instrument. BankWatch's four highest ratings for long-term obligations are AAA, AA, A and BBB. Obligations rated AAA indicate that the ability to repay principal and interest on a timely basis is very high. Obligations rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Obligations rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. BBB is the lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated BBB are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      Fitch Investors Service, Inc. ("Fitch") investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonable foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      IBCA's four highest long term obligation ratings are AAA, AA, A and BBB. Obligations rated AAA are those for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially. AA obligations have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly. Obligations rated A have a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic, or financial conditions may lead to increased investment risk. Obligations rated BBB have a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic, or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

      Standard & Poor's, Duff & Phelps and Fitch apply indicators "+","-," and no character to indicate relative standing within the major rating categories.

      Ratings of Municipal Obligations-Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade or "MIG" with variable rate demand obligations being designated as "VMIG." A VMIG rating may also be assigned to commercial paper programs which are characterized as having variable short-term maturities but having neither a variable rate nor demand feature. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements.

      Standard & Poor's uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a very strong or strong capacity to pay principal and interest.

      Ratings of Short-term Obligations-The rating P-1 is the highest short-term rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluations of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;
(3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

      Short-term obligations (or issuers thereof) rated A-1 by Standard & Poor's have the following characteristics. Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's short-term obligation is rated A-1, A-2, or A-3.

      IBCA's short-term rating of A1 indicates obligations supported by the highest capacity for timely repayment. Where issues possess particularly strong credit features, a rating of A1+ is assigned. Obligations rated A2 are supported by a good capacity for timely repayment.

      The distinguishing feature of Duff & Phelps Credit Ratings' short-term rating is the refinement of the traditional 1 category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. Obligations rated D-1+ indicate the highest certainty of timely payment. Safety is just below risk-free U.S. Treasury obligations. Obligations rated D-1 have a very high certainty of timely payment. Risk factors are minor. Obligations rated D-1- have a high certainty of timely payment. Risk factors are very small. Obligations rated D-2 have good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

      Thomson BankWatch short-term ratings are intended to assess the likelihood of an untimely or incomplete payment of principal or interest. Obligations rated TBW-1 indicate a very high likelihood that principal and interest will be paid on a timely basis. While the degree of safety regarding timely payment of principal and interest is strong for an obligation rated TBW-2, the relative degree of safety is not as high as for issues rated TBW-1.

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. A rating of F-1+ indicates exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest
degree of assurance for timely payment.   Obligations rated F-1 have very
strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 indicate good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F- 1+ and F-1 ratings.


      Repurchase Agreements-A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (e.g.., a Portfolio) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price will be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement.



      Each Portfolio may enter into repurchase agreements with any bank or registered broker-dealer who, in the opinion of the AMR Trust Board, presents a minimum risk of bankruptcy during the term of the agreement based upon guidelines that periodically are reviewed by the AMR Trust Board. Each Portfolio may enter into repurchase agreements as a short- term investment of its idle cash in order to earn income. The securities will be held by a custodian (or agent) approved by the AMR Trust Board during the term of the agreement. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price

(including interest), the Portfolio will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.


      In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, a Portfolio may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case a Portfolio may incur a loss if the proceeds to the Portfolio from the sale of the securities to a third party are less than the repurchase price.

      Reverse Repurchase Agreements-The Portfolios may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Portfolios intend to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the investment adviser possessing investment authority. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which such Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

      Resource Recovery Obligations-Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations.

      Revenue Obligations-Revenue obligations are backed by the revenue cash flow of a project or facility.

      Rights and Warrants-Rights are short-term warrants issued in conjunction with new stock issues. Warrants are options to purchase an issuer's securities at a stated price during a stated term. There is no specific limit on the percentage of assets a Portfolio may invest in rights and warrants, although the ability of some of the Portfolios to so invest is limited by their investment objectives or policies.

      Separately Traded Registered Interest and Principal Securities and Zero Coupon Obligations-Separately traded registered interest and principal securities or "STRIPS" and zero coupon obligations are securities that do not make regular interest payments. Instead they are sold at a discount from their face value. Each Portfolio will take into account as income a portion of the difference between these obligations' purchase prices and their face values. Because they do not pay coupon income, the prices of STRIPS and zero coupon obligations can be very volatile when interest rates change. STRIPS are zero coupon bonds issued by the U.S. Treasury.

      Tax, Revenue or Bond Anticipation Notes-Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues which are payable from these specific taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

      U.S. Government Securities-U.S. Government securities are issued or guaranteed by the U.S. Government and include U.S. Treasury obligations (see definition below) and securities issued by U.S. agencies and instrumentalities.


      U. S. Government agencies or instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development

Bank, Asian-American Development Bank, Agency for International Development, Student Loan Marketing Association and International Bank of Reconstruction and Development.



      Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others are supported by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.



      U.S. Treasury Obligations-U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS.


      Variable or Floating Rate Obligations-A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.

      Pursuant to Rule 2a-7 under the 1940 Act, variable or floating rate obligations with stated maturities of more than 397 days may be deemed to have shorter maturities as follows:

      (1) An obligation that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

      (2) A variable rate obligation, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

      (3) A variable rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

      (4) A floating rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

      As used above, an obligation is "subject to a demand feature" when a Portfolio is entitled to receive the principal amount of the obligation either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

      Variable Rate Auction and Residual Interest Obligations-Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.


                              FINANCIAL STATEMENTS


      The American AAdvantage Funds' Annual Report to shareholders for the fiscal year ended October 31, 1995, is supplied with the Statement of Additional Information, and the financial statements and accompanying notes appearing therein are incorporated by reference in this Statement of Additional Information.

                               TABLE OF CONTENTS





Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Trustees and Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Management, Administrative Services and Distribution Fees . . . . . . . . . . . . . . . . . . . . . .

Approach to Stock Selection . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Redemptions in Kind . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expense Limitations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Investment Advisory Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio Securities Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Tax Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Yield and Total Return Quotations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Description of the Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Control Persons and 5% Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                      STATEMENT OF ADDITIONAL INFORMATION

                           AMERICAN AADVANTAGE FUNDS

                            -- PLATINUM CLASS(sm) --


                                 MARCH 1, 1996


      The American AAdvantage Money Market Fund(sm) (the "Money Market Fund"), the American AAdvantage Municipal Money Market Fund(sm) (the "Municipal Money Market Fund"), and the American AAdvantage U.S. Treasury Money Market Fund(sm) (the "U.S. Treasury Money Market Fund") (individually, a "Fund" and, collectively, the "Funds") are three separate investment portfolios of the American AAdvantage Funds (the "Trust"). The Trust is an open-end, diversified management investment company. Each Fund constitutes a separate investment portfolio with a distinct investment objective, and distinct purposes and strategies. Each Fund consists of multiple classes of shares designed to meet the needs of different groups of investors. This Statement of Additional Information relates only to the Platinum Class of the Funds.


      Each Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio (individually, a "Portfolio" and, collectively, the "Portfolios") of the AMR Investment Services Trust ("AMR Trust") that has a similar name and an identical investment objective to the investing Fund.



      This Statement of Additional Information should be read in conjunction with the Platinum Class prospectus dated March 1, 1996 ("Prospectus"), a copy of which may be obtained without charge by calling (800) 967-9009


      This Statement of Additional Information is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.


                            INVESTMENT RESTRICTIONS


      Each Fund has the following fundamental investment policy that enables it to invest in a corresponding Portfolio of the AMR Trust:


            Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

      All other fundamental investment policies and the non-fundamental policies of each Fund and its corresponding Portfolio are identical.
Therefore, although the following discusses the investment policies of each Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to each Fund and the Trust's Board of Trustees ("Board").

      In addition to the investment limitations noted in the Prospectus, the following seven restrictions have been adopted by each Portfolio and may be changed with respect to any Portfolio only by the majority vote of that Portfolio's outstanding interests, which as used herein means the lesser of (a) 67% of the interests of the Portfolio present at the meeting if the holders of more than 50% of the interests are present and represented at the interest holders' meeting or (b) more than 50% of the interests of the Portfolio. Whenever a Fund is requested to vote on a change in the investment restrictions of its corresponding Portfolio, that Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders.

No Portfolio may:

      1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

      2. Purchase or sell commodities (including direct interests and/or leases in oil, gas or minerals) or commodities contracts, except with respect to forward foreign currency exchange contracts, foreign currency futures contracts and "when-issued" securities when consistent with the other policies and limitations described in the Prospectus.


      3. Engage in the business of underwriting securities issued by others except to the extent that, in connection with the disposition of securities, the Portfolio may be deemed an underwriter under federal securities law.


      4. Make loans to any person or firm, provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or (ii) the entry into repurchase agreements and further provided, however, that each Portfolio may lend its investment securities to broker-dealers or other institutional investors in accordance with the guidelines stated in the Prospectus.

      5. Purchase from or sell portfolio securities to its officers, Trustees or other "interested persons" of the AMR Trust, as defined in the Investment Company Act of 1940 ("1940 Act"), including its investment advisers and their affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.


      6. Issue senior securities except that the Portfolio may engage in when-issued securities and forward commitment transactions.


      7. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 10% of the value of its total assets at the time of borrowing. In addition, although not a fundamental policy, the Portfolios intend to repay any money borrowed before any additional portfolio securities are purchased. See "Other Information" for a further description regarding reverse repurchase agreements.

      The corresponding Portfolio of the Money Market Fund (the "Money Market Portfolio"), as a fundamental policy, is restricted from purchasing the securities of other investment companies except in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the Portfolio's interest holders.

      The following non-fundamental investment restrictions apply to each Portfolio and may be changed with respect to a Portfolio by a majority vote of the AMR Trust Board. No Portfolio may:

      1. Purchase securities on margin, effect short sales (except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities) or purchase or sell call options or engage in the writing of such options.

      2. Purchase or retain the securities of an issuer if, to the AMR Trust's knowledge, one or more of the trustees or officers of the AMR Trust, or the investment adviser responsible for the investment of the AMR Trust's assets or its directors or officers, individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities.


         All Portfolios, other than the Money Market Portfolio, may invest up to 10% of their total assets in the securities of other investment companies to the extent permitted by law. A Portfolio may incur duplicate advisory or management fees when investing in another mutual fund.



                             TRUSTEES AND OFFICERS

      The Board provides broad supervision over the Trust's affairs. AMR Investment Services, Inc. (the "Manager") is responsible for the management of Trust assets, and the Trust's officers are responsible for the Trust's operations. The Trustees and officers of the Trust and AMR Trust are listed below together, with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155.


                                     POSITION WITH
 NAME, AGE AND ADDRESS                EACH TRUST          PRINCIPAL OCCUPATION DURING PAST 5 YEARS
 ---------------------               -------------        ----------------------------------------
 William F. Quinn* (48)              Trustee and          President,  AMR Investment Services, Inc. (November
                                     President            1986-Present);    Chairman,    American    Airlines
                                                          Employees   Federal  Credit  Union  (October  1989-
                                                          Present);  Trustee,   American  Performance   Funds
                                                          (September  1990-July  1994);  Director,   Crescent
                                                          Real Estate Equities,  Inc. (April 1994 - Present);
                                                          Trustee, American AAdvantage Mileage  Funds (1995 -
                                                          Present).

 David G. Fox (72)                   Trustee              Director,  Capstead Mortgage  Company  (1985-1994);
 5949 Sherry Lane                                         Director,  Southwestern Medical  Foundation  (1984-
 Suite 1220, LB 125                                       Present);  Trustee,  Shelter Ministries  of  Dallas
 Dallas, Texas  75225-6521                                (1993-Present);  Member,  Dallas  Citizens  Council
                                                          (1967-   Present);    President,   Dallas    County
                                                          Historical  Foundation (1987-1993); Chairman of the
                                                          Board,  Sensible  Metropolitan Area  Rapid  Transit
                                                          (1987-1994);  Chairman of the Board,  State Fair of
                                                          Texas (April  1988-April 1993); Owner, David G. Fox
                                                          Investments   (1985-Present);   Trustee,   American
                                                          AAdvantage Mileage Funds (1995 - Present).

 John S. Justin (79)                 Trustee              Chairman   and  Chief   Executive  Officer,  Justin
 2821 West Seventh Street                                 Industries,  Inc.  (a diversified  holding company)
 Fort Worth, Texas  76107                                 (1969-Present);   Executive  Board   Member,   Blue
                                                          Cross/Blue  Shield  of Texas  (1985-Present); Board
                                                          Member,  Zale Lipshy  Hospital (June 1993-Present);
                                                          Trustee,   Texas   Christian   University    (1980-
                                                          Present);  Director  and  Executive  Board  Member,
                                                          Moncrief    Radiation    Center     (1985-Present);
                                                          Director,   Texas  New  Mexico  Enterprises  (1984-
                                                          1993);  Director, Texas  New  Mexico  Power Company
                                                          (1979-1993); Trustee,  American AAdvantage  Mileage
                                                          Funds (1995 - Present).

 Stephen D. O'Sullivan* (60)         Trustee              Consultant  (July 1994-Present); Vice President and
                                                          Controller   (April   1985-June   1994),   American
                                                          Airlines,   Inc.;  Trustee,   American   AAdvantage
                                                          Mileage Funds (1995 - Present).

                                     POSITION WITH
 NAME, AGE AND ADDRESS                EACH TRUST          PRINCIPAL OCCUPATION DURING PAST 5 YEARS
 ---------------------               -------------        ----------------------------------------
 Roger T. Staubach (54)              Trustee              Chairman  of the Board and Chief Executive Officer
 6750 LBJ Freeway                                         (1982-present) and  President (1983-1991)  of  The
 Dallas, TX  75240                                        Staubach  Company   (a  commercial   real   estate
                                                          company);  Director,  Halliburton  Company  (1991-
                                                          present);  Director,   First  USA,   Inc.   (1993-
                                                          present);  Director, Brinker  International (1993-
                                                          present); Director, Columbus  Realty Trust  (1994-
                                                          present);  Member  of  the  Advisory   Board,  The
                                                          Salvation  Army;  Member of  the  Advisory  Board,
                                                          Dallas International Sports  Commission; Member of
                                                          the Advisory Board, Hartford Whalers  Hockey Club;
                                                          Trustee, Institute for  Aerobics Research;  Member
                                                          of   Executive   Council,   Daytop/Dallas;  former
                                                          quarterback  of  the  Dallas  Cowboys professional
                                                          football   team;   Trustee,   American  AAdvantage
                                                          Mileage Funds (1995 - Present).

 Nancy A. Eckl (33)                  Vice President       Vice   President   (December   1990-Present),  AMR
                                                          Investment Services, Inc.

 Michael W. Fields (42)              Vice President       Vice  President,  AMR  Investment  Services,  Inc.
                                                          (August 1988-Present).

 Janice S. Goldshmid (36)            Vice President and   Senior   Compliance    Analyst,   AMR   Investment
                                     Assistant            Services, Inc. (December 1990-Present).
                                     Secretary

 Barry Y. Greenberg (32)             Vice President and   Director,  Legal  and  Compliance,  AMR Investment
                                     Assistant            Services, Inc. (July  1995-Present); Branch  Chief
                                     Secretary            (May  1992-June 1995)  and Staff  Attorney (August
                                                          1988-May 1992), Securities and Exchange Commission
                                                          Fort Worth Branch Office.

 Rebecca L. Harris (29)              Treasurer            Director of Finance (May 1995-Present), Controller
                                                          (November   1991-April   1995),   AMR   Investment
                                                          Services, Inc.;  Financial Analyst,  Sabre  Travel
                                                          Information Network (December 1990-October 1991).

 John B. Roberson (37)               Vice President       Vice President (June 1991-Present), Assistant Vice
                                                          President (August 1988-May  1991), AMR  Investment
                                                          Services, Inc.

 Clifford J. Alexander (52)          Secretary            Partner, Kirkpatrick & Lockhart LLP (law firm)

 Robert J. Zutz (43)                 Assistant            Partner, Kirkpatrick & Lockhart LLP (law firm)
                                     Secretary


* Messrs. Quinn and O'Sullivan, by virtue of their current or former positions, are deemed to be "interested persons" of the Trust and the AMR Trust as defined by the 1940 Act.

   All Trustees and officers as a group own less than 1% of the outstanding shares of any of the Funds.


   The Trust compensates each Independent Trustee with payments in an amount equal to the Trustees' income tax on the value of free airline travel for him and his spouse on American

   Airlines, Inc. The direct aggregate and total remuneration paid to all Trustees on behalf of the Trust for the fiscal year ended October 31, 1995 is shown below.



                                                                             Estimated
                                Aggregate        Pension or Retirement         Annual            Total
                               Compensation       Benefits Accrued as        Benefits         Compensation
                                 From the       Part of the AAdvantage         Upon         From AAdvantage
 Name of Trustee                  Trust             Trust's Expenses         Retirement       Fund Complex
 ---------------                  -----             ----------------         ----------       ------------
 William F. Quinn                   $0                     $0                    $0                $0
 David G. Fox                    $27,511                   $0                    $0             $27,511
 John S. Justin                  $14,475                   $0                    $0             $14,475
 Stephen D. O'Sullivan              $0                     $0                    $0                $0
 Roger T. Staubach/                 $0                     $0                    $0                $0



           MANAGEMENT, ADMINISTRATIVE SERVICES AND DISTRIBUTION FEES


      As described more fully in the Prospectus, the Manager is paid a management fee as compensation for paying investment advisory fees and for providing the Trust and the AMR Trust with advisory and asset allocation services. Management fees for the fiscal years ended October 31 were approximately as follows: 1993, $7,827,000 of which approximately $2,280,000 was paid by the Manager to the other investment advisers; 1994, $6,950,000 of which approximately $2,965,000 was paid by the Manager to the other investment
advisers; and 1995, $    of which approximately $    was paid by the Manager to
the other investment advisers. Management fees in the amount of approximately $214,000 and $ were waived by the Manager during the fiscal years ended October 31, 1994 and 1995, respectively. These amounts include payments to portfolios of the Trust other than the Funds.



      In addition to the management fee, the Manager is paid an administrative services fee for providing administrative and management services (other than investment advisory services) to the Trust. Administrative services fees for the fiscal years ended October 31 were approximately as follows: 1993,
$1,544,000; 1994, $1,473,000 and 1995, $   .  Administrative service fees in
the amount of approximately $14,000 and $ were waived by the Manager during the fiscal years ended October 31, 1994 and 1995, respectively. These amounts include payments to portfolios of the Trust other than the Funds.


      Brokers Transaction Services, Inc., as distributor of the Funds, receives an annualized fee of $50,000 from the Manager for distributing the shares of the Trust and the American AAdvantage Mileage Funds.


                              REDEMPTIONS IN KIND

      Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the applicable Fund's corresponding Portfolio. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund's net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, if redemption is made in kind, shareholders who receive securities and sell them could receive less than the redemption value of their securities and could incur certain transactions costs.


                              EXPENSE LIMITATIONS

      Subject to certain state law expense limits, the Trust pays all of its expenses (including its share of the Portfolios' expenses) other than those expressly assumed by the Manager. The
__________________________________
most restrictive state expense limit currently imposed is 2.5% of a Fund's first $30 million in assets, 2.0% of the next $70 million in assets and 1.5% of all excess assets. If a Fund's expenses exceed any applicable state expense limits, the Manager would have to bear such excess expenses in order for the Trust to continue selling its shares in that state. Any excess expenses assumed by the Manager can be reimbursed monthly whenever a Fund's expenses are below applicable expense limits.


                                NET ASSET VALUE



      It is the policy of the Funds to attempt to maintain a constant price per share of $1.00. There can be no assurance that a $1.00 net asset value per share will be maintained. These Funds' corresponding Portfolios' investment securities are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value. Such market fluctuations are generally in response to changes in interest rates. Use of the amortized cost valuation method requires the Portfolios to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar weighted average portfolio maturity of 90 days or less, and to invest only in securities determined by the AMR Trust Board to be of high quality with minimal credit risks.


                                TAX INFORMATION

TAXATION OF THE FUNDS

      To qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund (each of which is treated as a separate corporation for these purposes) must, among other requirements:


      o Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or certain other income ;


      o Derive less than 30% of its gross income each taxable year from the sale or other disposition of securities that are not directly related to the Fund's principal business of investing in securities, that are held for less than three months ("Short-Short Limitation");

      o Diversify its investments in securities within certain statutory limits; and

      o Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income plus net short-term capital gain) plus, in the case of the Municipal Money Market Fund, net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement").


      The Funds have received a ruling from the Internal Revenue Service ("IRS") that each Fund, as an investor in its corresponding Portfolio, is deemed to own a proportionate share of the Portfolio's assets and to earn the income on that share for purposes of determining whether the Fund satisfies all the requirements described above to qualify as a RIC.


TAXATION OF THE PORTFOLIOS


      The Portfolios have received a ruling from the IRS to the effect that, among other things, each Portfolio is treated as a separate partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, no Portfolio is subject to federal income tax; instead, each investor in a Portfolio, such as a Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.



      Because the ruling from the IRS provides, as noted above, that each Fund is deemed to own a proportionate share of its corresponding Portfolio's assets and income for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, each Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy all those requirements.


      Distributions to a Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio and
(3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. A Fund's basis for its interest in its corresponding Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and
(b) the Fund's share of the Portfolio's losses.

      The Municipal Money Market Fund's corresponding Portfolio may acquire zero coupon or other securities issued with original issue discount. As an investor in the Portfolio that holds those securities, the Municipal Money Market Fund would have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Portfolio (and, hence, the Fund) receives no corresponding payment on the securities during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement and avoid imposition of the 4% excise tax described in the Prospectus, the Municipal Money Market Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or the proceeds of redemption of a portion of the Municipal Money Market Fund's interest in its corresponding Portfolio (which redemption proceeds would be paid from the Portfolio's cash assets or the proceeds of sales of portfolio securities, if necessary). The Portfolio might realize capital gains or losses from any such sales, which would increase or decrease the Municipal Money Market Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains might be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation applicable to the Fund, any such gains would reduce the Portfolio's ability to sell other securities held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

TAXATION OF THE FUNDS' SHAREHOLDERS

      Distributions by the Municipal Money Market Fund of the amount by which income on tax-exempt securities exceeds certain amounts disallowed as deductions, designated by it as "exempt-interest dividends," generally may be excluded from gross income by its shareholders. Dividends paid by the Fund will qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets (including its share of the Municipal Money Market Portfolio's assets) consists of securities the interest on which is excludable from gross income under section 103(a) of the Code. The Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from shareholders' gross income may not exceed the Fund's net tax-exempt income. The shareholders' treatment of dividends from the Fund under local and state income tax laws may differ from the treatment thereof under the Code.

      Exempt-interest dividends received by a corporate shareholder may be indirectly subject to the alternative minimum tax. In addition, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds ("PABs") or industrial development bonds ("IDBs") should consult their tax advisers before purchasing shares of the Municipal Money Market Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non- exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

      Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Municipal Money Market
Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

      The foregoing is only a summary of some of the important federal tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors are advised to consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.


                       YIELD AND TOTAL RETURN QUOTATIONS


      The Platinum Class of the Funds commenced operations on November 7, 1995 For purposes of advertising performance, and in accordance with Securities and Exchange Commission staff interpretations, the Funds have adopted the performance of the Institutional Class of the Funds for periods prior to the inception date. The performance figures for the Platinum Class will be lower, however, because the performance figures for the Institutional Class do not reflect the 12b-1 fees, Administrative Services Plan fees or other class expenses that will be borne by the Platinum Class.


      A quotation of yield on shares of the Funds may appear from time to time in advertisements and in communications to shareholders and others. Quotations of yields are indicative of yields for the limited historical period used but not for the future. Yield will vary as interest rates and other conditions change. Yield also depends on the quality, length of maturity and type of instruments invested in by the Funds, and the applicable Fund's operating expenses. A comparison of the quoted yields offered for various investments is valid only if yields are calculated in the same manner. In addition, other similar investment companies may have more or less risk due to differences in the quality or maturity of securities held.

      The yields of the Funds may be calculated in one of two ways:

      (1) Current Yield--the net average annualized return without compounding accrued interest income. For a 7-day current yield, this is computed by dividing the net change in value over a 7 calendar-day period of a hypothetical account having one share at the beginning of a 7 calendar-day period by the value of the account at the beginning of this period to determine the "base period return". The quotient is multiplied by 365 divided by 7 and stated to two decimal places. A daily current yield is calculated by multiplying the net change in value over one day by 365 and stating it to two decimal places. Capital changes, such as realized gains and losses from the sale of securities and unrealized appreciation and depreciation, are excluded in calculating the net change in value of an account, but this calculation includes the aggregate fees and other expenses that are charged to all shareholder accounts in a Fund. In determining the net change in value of a hypothetical account, this value is adjusted to reflect the value of any additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares.

      (2) Effective Yield--the net average annualized return as computed by compounding accrued interest income. In determining the 7-day effective yield, a Fund will compute the "base period return" in the same manner used to compute the "current yield" over a 7 calendar-day period as described above. One is then added to the base period return and the sum is raised to the 365/7 power. One is subtracted from the result, according to the following formula:

                                                        [365/7]
            EFFECTIVE YIELD = [ (BASE PERIOD RETURN + 1)       ] - 1

      The current and effective yields for the Institutional Class of the Funds are as follows:

                                                  Current daily       Current yield for     Effective yield for
                                                   yield as of          the seven-day          the seven-day
                                                   October 31,            period ended           period ended
                                                       1995            October 31, 1995       October 31, 1995
                                                       ----            ----------------       ----------------
      Institutional Class
      -------------------
         Money Market Fund                            5.76%                 5.74%                  5.90%
         Municipal Money Market Fund                  3.84%                 3.83%                  3.90%
         U.S. Treasury Money Market Fund              5.52%                 5.54%                  5.70%

      The Municipal Money Market Fund may also advertise a tax-equivalent current and effective yield. The tax- equivalent yields are calculated as follows:

     CURRENT YIELD/(1 - APPLICABLE TAX RATE) = CURRENT TAX-EQUIVALENT YIELD

      EFFECTIVE YIELD/(1 - APPLICABLE TAX RATE) = EFFECTIVE TAX-EQUIVALENT YIELD

Based on these formulas, the current and effective tax-equivalent yields for the Institutional Class of the Municipal Money Market Fund for the seven day periods ending October 31, 1995 were 5.89% and 6.00%, respectively (based upon a 39.6% personal tax rate).

      The advertised total return for a class of a Fund would be calculated by equating an initial amount invested in a class of a Fund to the ending redeemable value, according to the following formula:

                                         n
                                 P(1 + T) = ERV

where "P" is a hypothetical initial payment of $1,000; "T" is the average annual total return for the Fund; "n" is the number of years involved; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made in the Fund at the beginning of the investment period covered.

      Based on this formula, annualized total returns for the Institutional Class were as follows for the periods indicated:


                                                                                           For the period from
                                                                                           the commencement of
                                                 For the one-year    For the five-year      active operations
                                                  period ended          period ended            through
                                                 October 31, 1995   October 31, 1995 (2)   October 31, 1995 (1)
                                                 ----------------   --------------------   --------------------
      Institutional Class
      -------------------
        Money Market Fund                             5.96%                4.93%                  6.27%
        Municipal Money Market Fund (3)               3.75%                  N/A                  3.10%
        U.S. Treasury Money Market Fund               5.67%                  N/A                  4.05%


     (1) Inception dates are as follows: Money Market Fund, September 1, 1987; Municipal Money Market Fund, November 10, 1993; and U.S. Treasury Money Market Fund, March 2, 1992.


     (2) The Municipal Money Market Fund and U.S. Treasury Money Market Fund had not commenced active operations as of November 1, 1990.



     (3) Management and Administrative Services fees have been waived for the Municipal Money Market Fund since its inception. Performance prior to fee waivers for the periods shown are



                                                                                                      For the period from the
                                                                                                      commencement of active
                                                            For the one-year period ended               operations through
                     Municipal Money Market Fund                   October 31, 1995                      October 31, 1995
                                                                   ----------------                      ----------------

          Institutional Class                      3.54%         2.89%


   Each Fund also may use "aggregate" total return figures for various periods which represent the cumulative change in value of an investment in a Fund for the specific period. Such total returns reflect changes in share prices of a Fund and assume reinvestment of dividends and distributions.

   In reports or other communications to shareholders or in advertising material, each Fund may from time to time compare its performance with that of other mutual funds in rankings prepared by Lipper Analytical Services, Inc., IBC/Donoghue, Inc. and other similar independent services which monitor the performance of mutual funds or publications such as the "New York Times" and the "Wall Street Journal." Advertisements for the Funds may mention that the Funds offer a variety of investment options. They may also compare the Funds to federally insured investments such as bank certificates of deposit and credit union deposits, including the long-term effects of inflation on these types of investments. Advertisements may also compare the historical rate of return of different types of investments.


                            DESCRIPTION OF THE TRUST

   The Trust, organized on January 16, 1987, is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.


                      CONTROL PERSONS AND 5% SHAREHOLDERS


   The following persons may be deemed to control certain Funds by virtue of their ownership of more than 25% of the outstanding shares of a Fund as of November 30, 1995:



American AAdvantage Municipal Money Market Fund





   In addition, the following persons own more than 5% of the outstanding shares of a Fund as of January 31, 1996:



                                                                         Total
                                                                         Fund
                                                                         -----
 American AAdvantage Money Market Fund
 -------------------------------------
 Alliance Airport Authority                                                 %
   Bank One, Texas, NA (Corporate Trust Department)
   500 Throckmorton
  Fort Worth, Texas 76113-2604
 City of Chicago International Airport Revenue Bonds                        %
  Harris Trust and Savings Bank(Indenture Trust Division)
  P.O. Box 755
  Chicago, Illinois 60690
 Dallas/Fort Worth International Airport Revenue Bonds                      %
  AmeriTrust, Texas, NA
  P.O. Box 2320
  Dallas, Texas 75221-2320
 NationsBank Trust Department(Securities Lending Assets)                    %
  P.O. Box 83222, BC 492-16
  Dallas, Texas 75283



 American AAdvantage Municipal Money Market Fund
 -----------------------------------------------
 ADS Planning Inc. Profit Sharing Plan
  27653 Flaming Arrow Drive
  Rancho Palos Verdes, California 90275-3928
 B&J Plumbing Inc. Defined Benefit Pension Plan
  10754 National Blvd.
  Los Angeles, California 90064-4234
 Kenneth M. and Renee K. Chamblee
  417 River Valley
  Arlington, Texas 76006-3646

 American AAdvantage U.S. Treasury Money Market Fund
 ---------------------------------------------------
 All Saints Hospital                                                         %
  1400 8th Avenue
  Fort Worth, Texas 76104




                                                                         Total
                                                                         Fund
                                                                         -----
 American AAdvantage U.S. Treasury Money Market Fund(cont.)
 ----------------------------------------------------------
 British American Insurance Company                                         %
  P.O. Box 1590
  Dallas, Texas 75221-1590
 Jerry J. Fielding, IRA
  471 Meridian Street
  Crystal Lake, Illinois 60014-5415
 Grapevine Industrial Development Corp                                      %
  First National Bank of Chicago
  One First National Place
  Chicago, Illinois 60670
 Lone Star Airport Improvement Authority                                    %
  First National Bank of Chicago
  One First National Place
  Chicago, Illinois 60670
 NationsBank Trust Department (Trust Assets)                                %
  P.O. Box 83222, BC 492-16
  Dallas, Texas 75283
 Radnor, Inc.
  550 Roberts Road
  Bryn Mawr, Pennsylvania 19010-1137
 Joseph R. Thomas, IRA
  2898 NW 24th Court
  Boca Raton, Florida 33431-6201
 Wenonah Holdings Inc.
  500 E. Mantua Avenue
  Wenonah, New Jersey 08090-2015




                               OTHER INFORMATION

      Bank Deposit Notes-Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

      Bankers' Acceptances-Bankers' acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

      Cash Equivalents-Cash equivalents include certificates of deposit, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

      Certificates of Deposit-Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

      Commercial Paper-Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days.

      General Obligation Bonds-General obligation bonds are secured by the pledge of the issuer's full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government.


      Full Faith and Credit Obligations of the U.S. Government-Securities issued or guaranteed by the U.S. Treasury, backed by the full taxing power of the U.S. Government or the right of the issuer to borrow from the U.S. Treasury.


      Loan Participation Interests-Loan participation interests represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.

      Loan Transactions-Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.

      Securities loans will be made in accordance with the following conditions: (1) the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral;
(3) the Portfolio must be able to terminate the loan after notice, at any time;
(4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the AMR Trust Board must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the AMR Trust Board to vote proxies.

      While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the AMR Trust Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. Such loan transactions are referred to in this Statement of Additional Information as "qualified" loan transactions.

      The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the AMR Trust Board.

      Mortgage-Backed Securities-Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates .


           Collateralized Mortgage Obligations ("CMOs")-CMOs and interests in real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages, or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle, that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. The REMIC itself is generally exempt from federal income tax, but the income from the mortgages is reported by investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.


           Mortgage Pass-Through Certificates-Mortgage pass-through certificates are issued by governmental, government- related and private organizations which are backed by pools of mortgage loans.

      (1) Government National Mortgage Association ("GNMA") Mortgage Pass-Through Certificates ("Ginnie Maes")-GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

      (2) FHLMC Mortgage Participation Certificates ("Freddie Macs")-Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for





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
Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, security dealers and a variety of investors.

      (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes")-Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

      (4) Mortgage-Related Securities Issued by Private Organizations-Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

      Municipal Lease Obligations-Municipal lease obligations are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit and thus interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate with the possibility of default on the lease obligation. With respect to municipal lease obligations ("MLOs") purchased by the corresponding Portfolio of the Municipal Money Market Fund, the Board has established the following guidelines for determining the liquidity of the MLOs in its portfolio, and, subject to review by the AMR Trust Board, has delegated that responsibility to the investment adviser: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades; (5) the likelihood that the marketability of the obligation will be maintained through the time the security is held by the Portfolio; (6) the credit quality of the issuer and the lessee; (7) the essentiality to the lessee of the property covered by the lease and (8) for unrated MLOs, the MLOs' credit status analyzed according to the factors reviewed by rating agencies.

      Private Activity Obligations-Private activity obligations are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity obligations are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Shareholders, depending on their individual tax status, may be subject to the federal alternative minimum tax on the portion of a distribution attributable to these obligations. Interest on private activity obligations will be considered exempt from federal income taxes; however, shareholders should consult their own tax advisers to determine whether they may be subject to the federal alternative minimum tax.

      Ratings of Long-Term Obligations-The Portfolio utilizes ratings provided by the following nationally recognized statistical rating organizations ("Rating Organizations") in order to determine eligibility of long-term obligations.

      The two highest Moody's Investors Service, Inc. ("Moody's") ratings for long-term obligations (or issuers thereof) are Aaa and Aa. Obligations rated Aaa are judged by Moody's to be of the best quality. Obligations rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such debt comprises what is generally known as high-grade debt. Moody's states that debt rated Aa is rated lower than Aaa debt because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa debt. Moody's also





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
supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.


      The two highest Standard & Poor's ratings for long-term obligations are AAA and AA. Obligations rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Obligations rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.


      Duff & Phelps' two highest ratings for long-term obligations are AAA and AA. Obligations rated AAA have the highest credit quality with risk factors being negligible. Obligations rated AA are of high credit quality and strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

      Thomson BankWatch ("Bankwatch") long-term debt ratings apply to specific issues of long-term debt and preferred stock. They specifically assess the likelihood of an untimely repayment of principal or interest over the term to maturity of the rated instrument. BankWatch's two highest ratings for long-term obligations are AAA and AA. Obligations rated AAA indicate that the ability to repay principal and interest on a timely basis is very high. Obligations rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

      Fitch Investors Service, Inc. ("Fitch") investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonable foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

      IBCA's two highest long-term obligation ratings are AAA and AA. Obligations rated AAA are those for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially. AA obligations have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

      Standard & Poor's, Duff & Phelps and Fitch apply indicators "+","-," and no character to indicate relative standing within the major rating categories.

      Ratings of Municipal Obligations-Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade or "MIG" with variable rate demand obligations being designated as "VMIG." A VMIG rating may also be assigned to commercial paper programs which are characterized as having variable short-term maturities but having neither a variable rate nor demand feature. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements.

      Standard & Poor's uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a very strong or strong capacity to pay principal and interest.

      Ratings of Short-term Obligations-The rating P-1 is the highest short-term rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluations of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;
(3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


      Short-term obligations (or issuers thereof) rated A-1 by Standard & Poor's have the following characteristics. Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's short-term obligation is rated A-1 or A-2.


      IBCA's short-term rating of A1 indicates obligations supported by the highest capacity for timely repayment. Where issues possess particularly strong credit features, a rating of A1+ is assigned. Obligations rated A2 are supported by a good capacity for timely repayment.

      The distinguishing feature of Duff & Phelps Credit Ratings' short-term rating is the refinement of the traditional 1 category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. Obligations rated D-1+ indicate the highest certainty of timely payment. Safety is just below risk-free U.S. Treasury obligations. Obligations rated D-1 have a very high certainty of timely payment. Risk factors are minor. Obligations rated D-1- have a high certainty of timely payment. Risk factors are very small. Obligations rated D-2 have good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

      Thomson BankWatch short-term ratings are intended to assess the likelihood of an untimely or incomplete payment of principal or interest. Obligations rated TBW-1 indicate a very high likelihood that principal and interest will be paid on a timely basis. While the degree of safety regarding timely payment of principal and interest is strong for an obligation rated TBW-2, the relative degree of safety is not as high as for issues rated TBW-1.

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. A rating of F-1+ indicates exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest
degree of assurance for timely payment.   Obligations rated F-1 have very
strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 indicate good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F- 1+ and F-1 ratings.


      Repurchase Agreements-A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (e.g., a Portfolio) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price will be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement.



      Each Portfolio may enter into repurchase agreements with any bank or registered broker-dealer who, in the opinion of the AMR Trust Board, presents a minimum risk of bankruptcy during the term of the agreement based upon guidelines that periodically are reviewed by the AMR Trust Board. Each Portfolio may enter into repurchase agreements as a short- term investment of its idle cash in order to earn income. The securities will be held by a custodian (or agent) approved by the AMR Trust Board during the term of the agreement. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

      In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, a Portfolio may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case a Portfolio may incur a loss if the proceeds to the Portfolio from the sale of the securities to a third party are less than the repurchase price.

      Reverse Repurchase Agreements-The Portfolios may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker dealers and agree to repurchase them at a mutually agreed-upon date and price. The Portfolios intend to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the investment adviser possessing investment authority. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which such Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

      Resource Recovery Obligations-Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations.

      Revenue Obligations-Revenue obligations are backed by the revenue cash flow of a project or facility.

      Separately Traded Registered Interest and Principal Securities and Zero Coupon Obligations-Separately traded registered interest and principal securities or "STRIPS" and zero coupon obligations are securities that do not make regular interest payments. Instead they are sold at a discount from their face value. Each Portfolio will take into account as income a portion of the difference between these obligations' purchase prices and their face values. STRIPS are zero coupon bonds issued by the U.S. Treasury.

      Tax, Revenue or Bond Anticipation Notes-Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues which are payable from these specific taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

      U.S. Government Securities-U.S. Government securities are issued or guaranteed by the U.S. Government and include U.S. Treasury obligations (see definition below) and securities issued by U.S. agencies and instrumentalities.


      U. S. Government agencies or instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Agency for International Development, Student Loan Marketing Association and International Bank of Reconstruction and Development.

      Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others are supported by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.



      U.S. Treasury Obligations-U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS.


      Variable or Floating Rate Obligations-A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.

      Pursuant to Rule 2a-7 under the 1940 Act, variable or floating rate obligations with stated maturities of more than 397 days may be deemed to have shorter maturities as follows:

      (1) An obligation that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

      (2) A variable rate obligation, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

      (3) A variable rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

      (4) A floating rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

      As used above, an obligation is "subject to a demand feature" when a Portfolio is entitled to receive the principal amount of the obligation either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

      Variable Rate Auction and Residual Interest Obligations-Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.




                              FINANCIAL STATEMENTS


      The American AAdvantage Funds' Annual Report to shareholders for the fiscal year ended October 31, 1995 is supplied with the Statement of Additional Information, and the financial statements and accompanying notes appearing therein are incorporated by reference in this Statement of Additional Information.

                               TABLE OF CONTENTS




Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


Trustees and Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


Management, Administrative Services and Distribution Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


Redemptions in Kind . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


Expense Limitations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


Tax Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


Yield and Total Return Quotations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


Description of the Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


Control Persons and 5% Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

DEAR FELLOW SHAREHOLDER:
--------------------------------------------------------------------------------

     We are pleased to report to you on the performance of the American AAdvantage Funds and provide you with an Annual Report for the fiscal year ended October 31, 1995. It was a very good year for the Funds as six out of seven of the portfolios exceeded their respective benchmarks by healthy margins. Only the Limited-Term Income Fund underperformed its benchmark as it was conservatively managed to minimize the risk of principal volatility.

American AAdvantage Balanced Fund

     The Balanced Fund posted strong gains during the twelve months ended October 31, 1995 as interest rates declined significantly and the stock market advanced to new highs. The Fund's total return for the one-year period was 19.77% for the AMR Class, 19.39% for the Institutional Class, 19.08% for the Mileage Class and 19.06% for the PlanAhead Class. Each Class easily outpaced the Lipper Balanced Index return of 17.37%.

     Portfolio managers continued their discipline of purchasing stocks that are perceived to be undervalued in the market but which offer better than average growth expectations. Although this investment approach led to an underweighting in technology issues such as computer and semiconductor stocks, it also resulted in a heavy overweighting in financial stocks such as banks and insurance companies, the second best performing sector for the period. Since the weighted average maturities of the Fund's bond component tracked the maturity of the Lehman Brothers Government/Corporate Index closely, bond returns were in line with those of the index.

American AAdvantage Growth and Income Fund

     The Growth and Income Fund also performed quite well over the past fiscal year. The Fund's total return for the one year period was 21.03% for the AMR Class, 20.69% for the Institutional Class, 20.36% for the Mileage Class and 20.14% for the PlanAhead Class. Performance surpassed the Lipper Growth & Income Index return of 19.96%. Since the Growth and Income Fund utilized the same stock selection approach as the Balanced Fund, its sector weightings also reflected a heavy overweighting in the finance sector and an underweighting in technology.

American AAdvantage International Equity Fund

     The International Equity Fund enjoyed outstanding results versus its peer group for the twelve months ended October 31, 1995. The Fund's total return for the one year period was 8.18% for the AMR Class, 7.90% for the Institutional Class, 7.35% for the Mileage Class and 7.37% for the PlanAhead Class compared to a 0.61% return for the Lipper International Index.

     The Fund's managers select securities based upon a country's economic outlook, market valuation and potential changes in currency exchange rates. In addition, they use the same investment approach used by the domestic managers when selecting stocks. As a result, the Fund significantly underweighted Japanese securities (relative to many other managers and the Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") Index), due to the perceived overvaluation of that market and limited growth prospects. This proved to be a successful strategy, as the Japanese market posted the second lowest return of all EAFE countries during the period. Instead, managers primarily overweighted the Scandinavian, Dutch and Swiss markets which posted some of the highest of all EAFE country returns.

American AAdvantage Limited-Term Income Fund

     The cautious nature of the Limited-Term Income Fund in terms of shorter duration and higher credit quality -- that served shareholders so well during the devastating fixed income market of 1994 -- caused the Fund's Institutional Class to underperform the Linked Lipper Short-Term Investment Grade Debt Funds' Average total return by 47 basis points during the twelve month period ended October 31, 1995. However, the Limited-Term Income Fund's total return for the twelve months ended October 31, 1995 of 8.22% for the AMR Class, 8.18% for the Institutional Class and 7.83% for the Mileage and PlanAhead Classes were 763, 776 and 738 basis points, respectively, higher than the same period in 1994. On a longer-term basis, for the three and five year periods ended October 31, 1995, the Fund continued to outperform the Linked Lipper Short-Term Investment Grade Debt Average total return, while investing in above average credit quality obligations with below average net asset value volatility. On October 31, 1995, the Fund's duration was 2.4 years.

Money Market Funds

American AAdvantage Money Market Fund

     For the twelve months ended October 31, 1995, the Institutional Class of the Money Market Fund had a total return of 5.96%. Lipper Analytical Services ranked the Institutional Class as the 11th best performing Institutional Money Market Fund out of its universe of 132 such funds during this time period. For the five years ended October 31, 1995, the Institutional Class maintained its Lipper ranking as the best performing Institutional Money Market Fund in the country.

     Similarly, during the twelve months ended October 31, 1995, the Mileage and PlanAhead Classes outperformed their benchmark, the Lipper Money Market Instrument Funds' Average by achieving total returns of 5.61% and 5.60%, respectively. Both the Mileage and PlanAhead Classes' performance were ranked in the top 15th percentile by Lipper in their category during this period out of their universe of 250 funds.

     On February 1, 1995, the Federal Reserve increased the fed funds rate by 50 basis points. The Fund achieved its healthy performance during this period of rising money market interest rates by investing in LIBOR-based variable rate obligations and maintaining a weighted average days to maturity of less than 45 days. On February 1, 1995, the Fund's weighted average days to maturity was just 32 days. Shortly thereafter, during the second quarter of 1995, the economy started to exhibit signs of a slowdown. As a result, a shift in portfolio strategy was implemented, which included lengthening the Fund's weighted average days to maturity. This reversal in portfolio strategy proved to be very timely because on July 6, 1995, for the first time in almost three years, the Federal Reserve lowered the fed funds rate by 25 basis points. On July 6, 1995, the Fund's weighted average days to maturity was 71 days. On October 31, 1995, the Fund's weighted average days to maturity was 50 days, which is 19 days longer than October 31, 1994.

     In addition, the Fund's performance benefited by investing in obligations of issuers whose credit quality was determined to be improving and were subsequently upgraded by a nationally recognized statistical rating organization. These issuers included: Caterpillar Financial Services; IBM Credit Corporation; K.O.P. Bank; General Motors Acceptance Corporation and First National Bank of Boston.

American AAdvantage Municipal Money Market Fund

     The Institutional Class of the Municipal Money Market Fund achieved a total return of 3.75% for the twelve months ended October 31, 1995. Lipper Analytical Services ranked the Institutional Class as the 13th best performing Institutional Tax-Exempt Money Market Fund out of its universe of 67 such funds during this period. Likewise, the Mileage and PlanAhead Classes outperformed their retail benchmark, the Lipper Tax-Exempt Money Market Funds' Average, with total returns of 3.40% and 3.39%, respectively. Since its inception, the Municipal Money Market Fund has invested exclusively in high credit worthy municipal issuers that have been further credit enhanced either by a bank letter of credit or bond insurance.

American AAdvantage U.S. Treasury Money Market Fund

     For the twelve months ended October 31, 1995, the Institutional Class of the U.S. Treasury Money Market Fund had a total return of 5.67% and was the 19th best performing Institutional U.S. Treasury Money Market Fund in the Lipper universe of 86 institutional treasury funds. During the same one year period, the Mileage and PlanAhead Classes also performed well as both classes outperformed their retail benchmark, the Lipper U.S. Treasury Money Funds' Average, with total returns of 5.30% and 5.19%, respectively. Due to the Fund's policy of investing exclusively in U.S. Treasury obligations, the Fund continued to be rated by Standard and Poor's in its highest money market funds' rating category, "AAAm", and meets the National Association of Insurance Commissioners
(NAIC) eligibility standards. On October 31, 1995, the Fund's weighted average days to maturity was 21 days.

Domestic Economic Overview

     Last year, our outlook focused on slower economic growth and continued modest inflation for 1995 as the economy started to feel the full impact of seven consecutive tightenings by the Federal Reserve. While many questioned the Fed's ability to engineer a "soft landing", it appears as if the Fed achieved its goal. Economic growth slowed, while inflation remained contained. Interest rates fell dramatically and many companies reported record earnings. All these factors were reflected in the financial markets as the stock market set record after record, while the bond market produced double digit returns.

     As we write this year's overview, Congress and the White House continue to debate how to reduce and subsequently eliminate the federal budget deficit by the year 2002. The ramifications for the financial markets have produced rosy scenarios for 1996 and the rest of the century. We believe the Federal Reserve will be more inclined to lower interest rates to keep the economy from slipping into a recession. Lower interest rates are one of the driving forces behind continued advances in the stock and bond markets. In conclusion, given a meaningful budget deficit reduction package, we expect lower interest rates, moderate economic growth and continued low inflation.

Foreign Economic Overview

     Although investing overseas in 1994 allowed US investors to benefit from the universal decline in the value of the US Dollar, 1995's decline was not as widespread. The US Dollar declined by greater than

10% versus some of the Scandinavian countries and to a lesser extent versus Germany; however, against the UK Sterling and the Japanese Yen, the US Dollar was actually flat for the year. Many foreign markets had to contend with sluggish economic growth and other difficulties in 1995. In the UK, the focus was on the political fortunes of John Major; in Japan, the banking crisis was much worse than first reported; in Germany, the Bundesbank was very reluctant to lower interest rates, and in France and Italy, attention focused on the conditions associated with the European Monetary Union.

     We are cautiously optimistic for foreign markets in 1996. Although investors should not expect to benefit from continued US Dollar weakness, falling interest rates in many foreign markets should improve economic growth and simultaneously lower rampant unemployment. Inflation should remain contained as unemployment is being lowered from a high base. Specifically, optimism is improving in Japan. The Yen is weakening, interest rates are being lowered and investors are anticipating a package of measures to stimulate the economy. In Europe, despite the fact that most stocks are reasonably priced, with economic growth expected to increase over the next couple of years, earnings growth should support modestly higher stock prices.

     We thank you for your continuing support and trust, and we will continue to strive to exceed your expectations in 1996.

                                            Sincerely,

                                            /s/ WILLIAM F. QUINN
                                            William F. Quinn
                                            President
                                            American AAdvantage Funds

                                     LOGO

                             [BALANCED FUND GRAPH]


                       Jul-87     Oct-87     Oct-88     Oct-89     Oct-90     Oct-91     Oct-92     Oct-93     Oct-94     Oct-95
Institutional Class   $  10,000    $9,076     $10,404  $  12,015  $  11,386  $  14,271  $  16,621  $  18,500  $  18,485  $  22,069
Mileage Class**       $  10,000    $9,076     $10,404  $  12,015  $  11,386  $  14,271  $  16,621  $  18,500  $  18,470  $  21,894
PlanAhead Class**     $  10,000    $9,076     $10,404  $  12,015  $  11,385  $  14,271  $  16,621  $  18,500  $  18,470  $  21,991
AMR Class**           $  10,000    $9,076     $10,404  $  12,015  $  11,385  $  14,271  $  16,621  $  18,500  $  18,485  $  22,139
S&P 500               $  10,000    $8,082      $9,275  $  11,719  $  10,841  $  14,476  $  15,917  $  18,290  $  19,009  $  24,021
SLGC                  $  10,000   $10,084     $11,156  $  12,510  $  13,199  $  15,227  $  16,828  $  19,126  $  18,239  $  21,186
Lipper Balanced
  Index               $  10,000    $8,624      $9,758  $  11,408  $  10,974  $  14,066  $  15,299  $  17,690  $  17,563  $  20,613

 * Fund inception was 7/17/87. Changes in value for indices have a starting date of 7/15/87.
** Fund performance represents the total returns achieved by the Institutional
   Class from the inception date of the Fund up to the inception date of the Mileage, PlanAhead and AMR Classes and the returns of the Mileage, PlanAhead and AMR Classes since inception of the Classes. Expenses of the Mileage and PlanAhead Classes are higher than those of the Institutional Class. Therefore, total returns shown are higher than they would have been had the Mileage and PlanAhead Classes been in place since inception of the Fund. Expenses of the AMR Class are lower than those of the Institutional Class. Therefore, total returns shown may be lower than they would have been had the AMR Class been in place since inception of the Fund. Inception of the Mileage, PlanAhead and AMR Classes was 8/1/94.

                                     LOGO

                         [GROWTH AND INCOME FUND GRAPH]

                        Jul-87    Oct-87     Oct-88     Oct-89     Oct-90     Oct-91     Oct-92     Oct-93     Oct-94     Oct-95
Institutional Class    $  10,000  $8,301    $  10,144  $  12,269  $  10,610  $  14,200  $  15,619  $  18,976  $  19,613  $  23,670
Mileage Class**        $  10,000  $8,301    $  10,144  $  12,269  $  10,610  $  14,200  $  15,619  $  18.976  $  19,685  $  23,572
PlanAhead Class**      $  10,000  $8,301    $  10,144  $  12,269  $  10,610  $  14,200  $  15,619  $  18,976  $  19,685  $  23,530
AMR Class**            $  10,000  $8,301    $  10,144  $  12,269  $  10,610  $  14,200  $  15,519  $  18,976  $  19,626  $  23,764
S&P 500                $  10,000  $8,082       $9,275  $  11,719  $  10,841  $  14,476  $  15,917  $  18,290  $  19,009  $  24,021
Lipper Growth &
  Income Index         $  10,000  $8,227       $9,723  $  11,750  $  10,392  $  13,876  $  15,111  $  18,057  $  18,627  $  22,345

 * Fund inception was 7/17/87. Changes in value for indices have a starting date of 7/15/87.
** Fund performance represents the total returns achieved by the Institutional
   Class from the inception date of the Fund up to the inception date of the Mileage, PlanAhead and AMR Classes and the returns of the Mileage, PlanAhead and AMR Classes since inception of the Classes. Expenses of the Mileage and PlanAhead Classes are higher than those of the Institutional Class. Therefore, total returns shown are higher than they would have been had the Mileage and PlanAhead Classes been in place since inception of the Fund. Expenses of the AMR Class are lower than those of the Institutional Class. Therefore, total returns shown may be lower than they would have been had the AMR Class been in place since inception of the Fund. Inception of the Mileage, PlanAhead and AMR Classes was 8/1/94.

                                     LOGO
                       [INTERNATIONAL EQUITY FUND GRAPH]

                                                  Aug-91     Oct-91     Oct-92    Oct-93     Oct-94     Oct-95
                Institutional Class               $10,000    $10,133    $8,910    $12,168    $13,601    $14,676
                Mileage Class**                   $10,000    $10,133    $8,910    $12,168    $13,580    $14,579
                PlanAhead Class**                 $10,000    $10,133    $8,910    $12,168    $13,580    $14,581
                AMR Class**                       $10,000    $10,133    $8,910    $12,168    $13,601    $14,714
                EAFE Index                        $10,000    $10,676    $9,286    $12,804    $14,132    $14,124
                Lipper International Index        $10,000    $10,309    $9,790    $13,125    $14,636    $14,547

 * Fund inception was 8/7/91. Changes in value for indices have a starting date of 8/7/91.
** Fund performance represents the total returns achieved by the Institutional
   Class from the inception date of the Fund up to the inception date of the Mileage, PlanAhead and AMR Classes and the returns of the Mileage, PlanAhead and AMR Classes since inception of the Classes. Expenses of the Mileage and PlanAhead Classes are higher than those of the Institutional Class. Therefore, total returns shown are higher than they would have been had the Mileage and PlanAhead Classes been in place since inception of the Fund. Expenses of the AMR Class are lower than those of the Institutional Class. Therefore, total returns shown may be lower than they would have been had the AMR Class been in place since inception of the Fund. Inception of the Mileage, PlanAhead and AMR Classes was 8/1/94.

                                     LOGO

                        [LIMITED-TERM INCOME FUND GRAPH]

                                  Nov-87     Oct-88     Oct-89     Oct-90     Oct-91     Oct-92     Oct-93     Oct-94     Oct-95
Institutional Class              $ 10,000   $ 10,670   $ 11,482   $ 12,345   $ 13,810   $ 14,906   $ 15,979   $ 16,047   $ 17,359
Mileage Class**                  $ 10,000   $ 10,670   $ 11,482   $ 12,345   $ 13,810   $ 14,906   $ 15,979   $ 16,051   $ 17,308
PlanAhead Class**                $ 10,000   $ 10,670   $ 11,482   $ 12,345   $ 13,810   $ 14,906   $ 15,979   $ 16,051   $ 17,308
AMR Class**                      $ 10,000   $ 10,670   $ 11,482   $ 12,345   $ 13,810   $ 14,906   $ 15,979   $ 16,073   $ 17,396
Lipper Short Term Investment
  Grd DF Avg.                    $ 10,000   $ 10,720   $ 11,730   $ 12,520   $ 13,959   $ 15,118   $ 16,204   $ 16,154   $ 17,610
Shearson Lehman G/C 1-5 Year
  Index                          $ 10,000   $ 10,675   $ 11,723   $ 12,715   $ 14,310   $ 16,622   $ 16,833   $ 16,795   $ 18,545

 * Fund inception was 12/3/87. Changes in value for indices have a starting date of 12/3/87.
** Fund performance represents the total returns achieved by the Institutional
   Class from the inception date of the Fund up to the inception date of the Mileage, PlanAhead and AMR Classes and the returns of the Mileage, PlanAhead and AMR Classes since inception of the Classes. Expenses of the Mileage and PlanAhead Classes are higher than those of the Institutional Class. Therefore, total returns shown are higher than they would have been had the Mileage and PlanAhead Classes been in place since inception of the Fund. Expenses of the AMR Class are lower than those of the Institutional Class. Therefore, total returns shown may be lower than they would have been had the AMR Class been in place since inception of the Fund. Inception of the Mileage, PlanAhead and AMR Classes was 8/1/94.

RESULTS OF SHAREHOLDER MEETING:

     A special meeting of shareholders of the American AAdvantage Funds was held on August 3, 1995. The following matters were voted on at the meeting.

     (1) The shareholders of the American AAdvantage Funds, on behalf of each Fund approved the following fundamental investment policy:

          Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

                   VOTED:                              FOR              AGAINST          ABSTAIN          NON-VOTING
---------------------------------------------   -----------------    -------------    -------------    ----------------
American AAdvantage Funds:
  Balanced Fund..............................      55,210,182.721       29,484.897            0.000       1,825,194.323
  Growth and Income Fund.....................      44,764,740.335        9,578.477            0.000       1,384,584.376
  International Equity Fund..................      18,147,056.341        1,707.643            0.000         244,525.320
  Limited-Term Income Fund...................      12,275,104.756       28,043.570            0.000       3,156,423.915
  Money Market Fund..........................   1,038,118,971.310    10,140,313.00    1,005,505.610     511,343,317.900
  Municipal Money Market Fund................      10,773,119.720            0.000       37,810.150       7,466,885.130
  U.S. Treasury Money Market Fund............      34,702,633.060       198,616.81       23,454.760      20,063,924.830

     (2) The shareholders of the American AAdvantage Funds, on behalf of each Fund approved an amended Management Agreement between the Trust and AMR Investment Services, Inc.

                   VOTED:                              FOR              AGAINST          ABSTAIN          NON-VOTING
---------------------------------------------   -----------------    -------------    -------------    ----------------
American AAdvantage Funds:
  Balanced Fund..............................      55,238,809.985            0.000          857.633       1,825,194.323
  Growth and Income Fund.....................      44,771,354.618        1,215.234        1,748.960         170,565.610
  International Equity Fund..................      18,147,052.740        1,711.274            0.000         244,525.290
  Limited-Term Income Fund...................      12,301,072.557            0.000        2,075.766       3,156,423.918
  Money Market Fund..........................   1,047,303,548.450       736,056.81     1,225,184.66     511,643,317.900
  Municipal Money Market Fund................      10,741,870.320        31,249.40        37,810.51       7,466,884.770
  U.S. Treasury Money Market Fund............      34,698,214.870       187,874.55        38,615.21      20,063,924.830

     (3) The shareholders of the Trust elected the following nominees to the Board of Trustees: William F. Quinn, David G. Fox, John S. Justin, Stephen D. O'Sullivan and Roger T. Staubach.

                                                                                       WITHHOLD
                           VOTED:                                     FOR             AUTHORITY          NON-VOTING
------------------------------------------------------------   -----------------    --------------    ----------------
American AAdvantage Funds Nominees:
  William F. Quinn..........................................   1,211,941,618.108    13,524,705.079     545,484,855.767
  David G. Fox..............................................   1,211,941,618.108    13,524,705.079     545,484,855.767
  John S. Justin............................................   1,211,941,618.108    13,524,705.079     545,484,855.767
  Stephen D. O'Sullivan.....................................   1,211,941,618.108    13,524,705.079     545,484,855.767
  Roger T. Staubach.........................................   1,211,941,618.108    13,524,705.079     545,484,855.767

     (4) The shareholders of the International Equity Fund approved an amended investment advisory agreement with Hotchkis and Wiley.

                           VOTED:                                    FOR            AGAINST      ABSTAIN     NON-VOTING
-------------------------------------------------------------   --------------    -----------    -------    ------------
American AAdvantage International Equity Fund................   18,131,233.682     17,530.332     0.000      244,525.290

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees
American AAdvantage Balanced Fund
American AAdvantage Growth and Income Fund
American AAdvantage International Equity Fund
American AAdvantage Limited-Term Income Fund
American AAdvantage Money Market Fund
American AAdvantage Municipal Money Market Fund
American AAdvantage U.S. Treasury Money Market Fund

We have audited the accompanying statements of assets and liabilities of the American AAdvantage Balanced Fund, the American AAdvantage Growth and Income Fund, the American AAdvantage International Equity Fund, the American AAdvantage Limited-Term Income Fund, the American AAdvantage Money Market Fund, the American AAdvantage Municipal Money Market Fund, and the American AAdvantage U.S. Treasury Money Market Fund (collectively, the "Funds") (seven separate portfolios comprising the American AAdvantage Funds), including the schedules of investments as of October 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective American AAdvantage Funds at October 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                            /s/ ERNST & YOUNG LLP

Dallas, Texas
December 19, 1995

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

                                    Par
                                   Amount       Value
                                  --------     --------
                                  (dollars in thousands)
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS - 23.38%
U.S. Treasury Notes, 4.75%,
  Due 2-15-1997.................  $  3,000     $  2,967
U.S. Treasury Notes, 5.625%,
  Due 6-30-1997.................     3,300        3,301
U.S. Treasury Notes, 7.375%,
  Due 11-15-1997................     2,010        2,075
U.S. Treasury Notes, 6.00%,
  Due 12-31-1997................     1,300        1,310
U.S. Treasury Notes, 6.125%,
  Due 5-15-1998.................     6,690        6,759
U.S. Treasury Notes, 9.00%,
  Due 5-15-1998.................     1,000        1,078
U.S. Treasury Notes, 5.125%,
  Due 6-30-1998.................     1,000          986
U.S. Treasury Notes, 9.25%,
  Due 8-15-1998.................     2,000        2,180
U.S. Treasury Notes, 8.875%,
  Due 2-15-1999.................     2,000        2,185
U.S. Treasury Notes, 7.00%,
  Due 4-15-1999.................     1,800        1,870
U.S. Treasury Notes, 6.75%,
  Due 6-30-1999.................     5,000        5,161
U.S. Treasury Notes, 6.375%,
  Due 7-15-1999.................     1,500        1,530
U.S. Treasury Notes, 7.125%,
  Due 9-30-1999.................     7,190        7,525
U.S. Treasury Notes, 7.875%,
  Due 11-15-1999................     1,500        1,611
U.S. Treasury Notes, 7.75%,
  Due 1-31-2000.................     2,000        2,144
U.S. Treasury Notes, 5.50%,
  Due 4-15-2000.................     1,500        1,485
U.S. Treasury Notes, 5.875%,
  Due 6-30-2000.................     2,090        2,095
U.S. Treasury Notes, 6.125%,
  Due 7-31-2000.................     5,090        5,152
U.S. Treasury Notes, 8.50%,
  Due 11-15-2000................     3,500        3,905
U.S. Treasury Notes, 8.00%,
  Due 5-15-2001.................     2,100        2,312
U.S. Treasury Notes, 7.50%,
  Due 11-15-2001................     5,750        6,221
U.S. Treasury Notes, 7.50%,
  Due 5-15-2002.................     3,000        3,259
U.S. Treasury Notes, 6.375%,
  Due 8-15-2002.................     4,995        5,120
U.S. Treasury Notes, 6.25%,
  Due 2-15-2003.................     1,500        1,526

                                    Par
                                   Amount       Value
                                  --------     --------
                                  (dollars in thousands)
U.S. Treasury Notes, 5.75%,
  Due 8-15-2003.................  $  2,000     $  1,971
U.S. Treasury Notes, 7.25%,
  Due 5-15-2004.................     1,500        1,623
U.S. Treasury Notes, 7.875%,
  Due 11-15-2004................     1,500        1,691
U.S. Treasury Notes, 6.50%,
  Due 8-15-2005.................     2,000        2,071
U.S. Treasury Bonds, 7.25%,
  Due 8-15-2004.................     2,500        2,707
U.S. Treasury Bonds, 11.625%,
  Due 11-15-2004................    10,620       14,685
U.S. Treasury Bonds, 7.50%,
  Due 2-15-2005.................     6,635        7,319
U.S. Treasury Bonds, 13.875%,
  Due 5-15-2011.................     1,230        1,955
U.S. Treasury Bonds, 10.375%,
  Due 11-15-2012................     1,500        2,015
U.S. Treasury Bonds, 8.75%,
  Due 5-15-2017.................     3,180        4,038
U.S. Treasury Bonds, 8.875%,
  Due 8-15-2017.................     1,750        2,250
U.S. Treasury Bonds, 8.875%,
  Due 2-15-2019.................     1,250        1,616
U.S. Treasury Bonds, 8.125%,
  Due 8-15-2019.................     6,450        7,762
U.S. Treasury Bonds, 8.125%,
  Due 8-15-2021.................     2,585        3,133
U.S. Treasury Bonds, 7.50%,
  Due 11-15-2024................     4,150        4,749
U.S. Treasury Coupon Strips,
  Due 11-15-2008................       796          351
U.S. Treasury Coupon Strips,
  Due 5-15-2011.................     4,000        1,481
U.S. Treasury Coupon Strips,
  Due 8-15-2018.................     4,000          897
U.S. Treasury Coupon Strips,
  Due 8-15-2019.................    11,500        2,409
U.S. Treasury Coupon Strips,
  Due 11-15-2019................     6,000        1,236
U.S. Treasury Principal Strips,
  Due 2-15-2019.................     5,300        1,155
Federal Home Loan Mortgage
  Corporation, 7.71%,
  Due 6-21-2004.................     1,999        2,096
Federal Home Loan Mortgage
  Corporation, 6.50%,
  Due 10-15-2006................     1,499        1,490

                             See accompanying notes

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

                                    Par
                                   Amount       Value
                                  --------     --------
                                  (dollars in thousands)
Federal Home Loan Mortgage
  Corporation, 7.00%,
  Due 4-15-2019.................  $    999     $  1,006
Federal National Mortgage
  Association, 6.36%,
  Due 8-16-2000.................     2,089        2,118
Federal National Mortgage
  Association, 6.00%,
  Due 1-1-2009..................     1,135        1,107
Federal National Mortgage
  Association, 6.00%,
  Due 2-1-2009..................     1,952        1,903
Federal National Mortgage
  Association, 6.50%,
  Due 5-15-2014.................       400          400
Federal National Mortgage
  Association, ARM, 6.43%,
  Due 7-1-2018..................     1,769        1,776
Federal National Mortgage
  Association, 6.75%,
  Due 10-25-2018................       500          501
Federal National Mortgage
  Association, 10.45%,
  Due 4-25-2019.................       290          315
Federal National Mortgage
  Association, 8.00%,
  Due 10-1-2023.................     4,965        5,094
Federal National Mortgage
  Association, ARM, 5.50%,
  Due 12-1-2023.................     1,546        1,558
Federal National Mortgage
  Association, ARM, 6.37%,
  Due 1-1-2024..................     1,768        1,780
Federal National Mortgage
  Association, 8.00%,
  Due 10-1-2024.................     3,229        3,313
Federal National Mortgage
  Association, 8.00%,
  Due 3-1-2025..................     1,789        1,835
Federal National Mortgage
  Association, ARM, 7.29%,
  Due 4-1-2025..................       468          482
Federal National Mortgage
  Association, 8.50%,
  Due 6-1-2025..................       988        1,025
Government National Mortgage
  Association, 10.50%,
  Due 9-15-1998.................        17           19
Government National Mortgage
  Association, 9.00%,
  Due 10-15-2016................     1,101        1,157

                                    Par
                                   Amount       Value
                                  --------     --------
                                  (dollars in thousands)
Government National Mortgage
  Association, 9.00%,
  Due 12-15-2017................  $    901     $    951
Government National Mortgage
  Association, 9.00%,
  Due 2-15-2020.................       935          983
Government National Mortgage
  Association, 8.50%,
  Due 3-15-2020.................       351          366
Government National Mortgage
  Association, 9.00%,
  Due 2-15-2021.................       399          420
Government National Mortgage
  Association, 8.50%,
  Due 2-15-2022.................       752          783
Government National Mortgage
  Association, 8.00%,
  Due 3-1-2022..................       949          978
Government National Mortgage
  Association, 9.00%,
  Due 7-15-2022.................       464          488
Government National Mortgage
  Association, 8.50%,
  Due 1-15-2023.................       264          275
Government National Mortgage
  Association, 8.00%,
  Due 2-1-2023..................     2,909        2,996
Government National Mortgage
  Association, 8.00%,
  Due 3-15-2023.................       701          722
Government National Mortgage
  Association, 7.50%,
  Due 4-15-2023.................       872          884
Government National Mortgage
  Association, 8.00%,
  Due 5-15-2023.................     2,478        2,552
Government National Mortgage
  Association, 8.50%,
  Due 6-15-2024.................       949          989
Government National Mortgage
  Association, 8.50%,
  Due 12-15-2024................     1,528        1,592
Government National Mortgage
  Association, 8.50%,
  Due 6-15-2025.................       997        1,039
Government National Mortgage
  Association, 8.50%,
  Due 7-1-2025..................       940          979
                                               --------
    TOTAL U.S. GOVERNMENT &
      AGENCY OBLIGATIONS........                186,843
                                               --------

                             See accompanying notes

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

                                    Par
                                   Amount       Value
                                  --------     --------
                                  (dollars in thousands)
ASSET-BACKED SECURITIES - 1.83%
American Express Master Trust,
  1992-1 A, 6.05%,
  Due 6-15-1998.................  $  2,250     $  2,256
Banc One Auto Trust,
  1995-A A5, 7.05%,
  Due 8-15-1998.................       390          398
Carco Auto Loan Master Trust,
  1994-2 A, 7.875%,
  Due 7-15-1999.................       600          618
First Chicago Master Trust II,
  1992-E A, 6.25%,
  Due 8-15-1999.................       750          754
Ford Credit Grantor Trust,
  1994-A A, 6.35%,
  Due 5-15-1999.................       502          505
General Electric Railcar Trust,
  1992-1 A, 7.75%,
  Due 6-1-2004..................       644          685
Olympic Automobile Receivables
  Trust, 1993-C A, 4.50%,
  Due 2-15-2000.................       351          345
Premier Auto Trust,
  1994-4 A5, 6.65%,
  Due 11-2-1998.................     2,000        2,021
Prime Credit Card Master Trust,
  1992-1 A1, 7.05%,
  Due 2-15-2001.................     1,010        1,034
Signet Credit Card Master Trust,
  1994-4 A, 6.80%,
  Due 12-15-2000................     1,800        1,830
Standard Credit Card Trust,
  1991-6 A, 7.875%,
  Due 1-7-2000..................     1,500        1,570
UCFC Home Equity,
  1994-C1 A2, 7.275%,
  Due 6-10-2007.................       612          620
Western Financial Grantor Trust,
  1993-2 A2, 4.70%,
  Due 10-1-1998.................     1,183        1,168
Western Financial Grantor Trust,
  1994-3 A2, 6.65%,
  Due 12-1-1999.................       837          845
                                               --------
    TOTAL ASSET-BACKED
      SECURITIES................                 14,649
                                               --------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 0.96%
Citicorp Mortgage Securities,
  Incorporated, 9.50%,
  Due 8-1-2002..................       776          794

                                    Par
                                   Amount       Value
                                  --------     --------
                                  (dollars in thousands)
Citicorp Mortgage Securities,
  Incorporated, 9.50%,
  Due 8-25-2005.................  $     68     $     68
Citicorp Mortgage Securities,
  Incorporated, 8.50%,
  Due 4-25-2017.................       811          818
Citicorp Mortgage Securities,
  Incorporated, 10.00%,
  Due 5-25-2017.................       171          170
Citicorp Mortgage Securities,
  Incorporated, 9.00%,
  Due 4-1-2018..................       871          900
DLJ Mortgage Acceptance
  Corporation, FRN, 4.56%,
  Due 3-25-2024.................       760          733
General Electric Capital
  Mortgage Services,
  Incorporated,
  1992-4 A A4, 8.00%,
  Due 4-25-2022.................       777          792
Green Tree Financial
  Corporation, 1993-3 A5, 5.75%,
  Due 10-15-2018................       990          963
Green Tree Financial
  Corporation, 1994-5 A2, 7.30%,
  Due 11-15-2019................       690          709
Green Tree Financial
  Corporation, 1995-8 A4, 6.60%,
  Due 12-15-2026................     1,400        1,393
Residential Funding Corporation,
  1993 S28 A4, 6.35%,
  Due 8-25-2023.................       300          295
                                               --------
    TOTAL NON-AGENCY
      MORTGAGE-BACKED
      OBLIGATIONS...............                  7,635
                                               --------
CORPORATE BONDS - 9.59%
FINANCIAL - 3.81%
American General Financial,
  7.25%, Due 5-15-2005..........       410          427
Associates Corporation of North
  America, 6.375%,
  Due 8-15-1998.................     2,000        2,016
Associates Corporation of North
  America, 7.50%,
  Due 5-15-1999.................        80           83
BankAmerica Corporation, 7.50%,
  Due 3-15-1997.................       960          979
Banponce, 7.30%,
  Due 6-5-2002..................       640          659
Capital One Bank Note, 8.125%,
  Due 3-1-2000..................     1,000        1,061

                             See accompanying notes

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

                                    Par
                                   Amount       Value
                                  --------     --------
                                  (dollars in thousands)
Chemical Banking Corporation,
  7.625%, Due 1-15-2003.........  $    200     $    212
Chemical Banking Corporation,
  FRN, 7.30%, Due 6-15-2000.....     2,300        2,307
Chrysler Financial Corporation,
  MTN, 7.89%, Due 2-10-1997.....     1,750        1,786
Chrysler Financial Corporation,
  MTN, 6.50%, Due 8-3-1998......       550          553
Fleet Mortgage Group,
  Incorporated, 6.125%,
  Due 8-15-1997.................       930          931
Ford Motor Credit Company,
  9.25%, Due 6-15-1998..........     1,000        1,076
Ford Motor Credit Company,
  8.20%, Due 2-15-2002..........     1,470        1,599
Ford Motor Credit Company,
  8.00%, Due 6-15-2002..........       500          540
General Motors Acceptance
  Corporation, 7.375%,
  Due 4-25-2000.................     2,000        2,075
General Motors Acceptance
  Corporation, 6.75%,
  Due 6-17-2002.................     1,140        1,149
General Motors Acceptance
  Corporation, 6.625%,
  Due 10-1-2002.................     1,000        1,001
Health & Rehab, FRN, 6.9875%,
  Due 7-13-1999.................     1,000          995
Lehman Brothers, Incorporated,
  7.00%, Due 5-15-1997..........     1,000        1,010
Lehman Brothers, Incorporated,
  5.04%, Due 12-15-2003.........     1,000        1,007
Merrill Lynch & Company,
  Incorporated, 8.25%,
  Due 11-15-1999................       500          534
Morgan Stanley, 7.50%,
  Due 2-1-2024..................       600          577
NationsBank Corporation, 6.75%,
  Due 8-15-2000.................     1,030        1,046
NationsBank Corporation, 7.625%,
  Due 4-15-2005.................     1,000        1,062
Salomon Brothers, Incorporated,
  7.05%, Due 1-15-1998..........       800          802
Salomon Brothers, Incorporated,
  7.00%, Due 1-20-1998..........       390          392
Salomon Brothers, Incorporated,
  MTN, 5.53%, Due 1-30-1998.....     1,500        1,457
Salomon Brothers, Incorporated,
  6.04%, Due 7-9-1998...........       625          611
Smith Barney Holdings, 6.00%,
  Due 3-15-1997.................     1,000        1,000

                                    Par
                                   Amount       Value
                                  --------     --------
                                  (dollars in thousands)
St. Paul Companies, 9.375%,
  Due 6-15-1997.................  $    600     $    631
Westpac Banking Corporation,
  7.875%, Due 10-15-2002........       800          855
                                               --------
    TOTAL FINANCIAL.............                 30,433
                                               --------
INDUSTRIAL - 2.57%
Atlantic Richfield Corporation,
  8.75%, Due 3-1-2032...........       400          481
The Boeing Company, 8.625%,
  Due 11-15-2031................       420          498
E.I. Du Pont De Nemours &
  Company, 8.45%,
  Due 10-15-1996................       200          205
Heinz (H. J.) Company, 5.50%,
  Due 9-15-1997.................       520          517
International Business Machines,
  Incorporated, 6.375%,
  Due 11-1-1997.................       750          757
Legrand, 8.50%,
  Due 2-15-2025.................       610          699
Loews Corporation, 7.00%,
  Due 10-20-2023................       550          515
The May Department Store
  Company, 10.625%,
  Due 11-1-2010.................       530          722
The May Department Store
  Company, 9.75%,
  Due 2-15-2021.................       400          513
McDermott, 8.75%,
  Due 5-19-2023.................     1,000        1,022
News America Holdings, 9.25%,
  Due 2-1-2013..................       370          414
Occidential Petroleum
  Corporation, 8.50%, Due
  9-15-2004.....................     2,000        2,138
Pepsico Incorporated, 7.00%,
  Due 11-15-1996................       550          557
Philip Morris Companies,
  Incorporated, 8.875%,
  Due 7-1-1996..................       520          529
Philip Morris Companies,
  Incorporated, 9.25%,
  Due 12-1-1997.................     3,500        3,719
Philip Morris Companies,
  Incorporated, 8.25%,
  Due 10-15-2003................       640          698
Philip Morris Companies,
  Incorporated, 8.375%,
  Due 1-15-2017.................       625          640
RJR Nabisco, 8.75%,
  Due 8-15-2005.................     2,750        2,750

                             See accompanying notes

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

                                    Par
                                   Amount       Value
                                  --------     --------
                                  (dollars in thousands)
Sears Roebuck, 9.375%,
  Due 11-1-2011.................  $    635     $    777
Telecommunications,
  Incorporated, 9.80%, Due
  2-1-2012......................       320          371
Torchmark Corporation, 7.875%,
  Due 5-15-2023.................       510          527
Valasis Communications, 9.55%,
  Due 12-1-2003.................       390          408
Xerox Corporation, 7.15%,
  Due 8-1-2004..................     1,000        1,035
                                               --------
    TOTAL INDUSTRIAL............                 20,492
                                               --------
UTILITY - 1.23%
Baltimore Gas & Electric, FRN,
  6.375%, Due 4-15-1999.........     2,500        2,502
General Telephone Southwest,
  Incorporated, 8.50%,
  Due 11-15-2031................       600          695
National Rural, FRN, 6.0675%,
  Due 2-27-1998.................     1,500        1,497
Pacific Bell Telephone, 8.70%,
  Due 6-15-2001.................       630          701
Southern California Edison
  Company, 5.90%,
  Due 1-15-1997.................     2,500        2,493
Southern California Edison
  Company, 5.60%,
  Due 12-15-1998................     2,000        1,961
                                               --------
    TOTAL UTILITY...............                  9,849
                                               --------
FOREIGN BONDS - 1.98%
ABN-AMRO, 7.27%,
  Due 5-31-2005.................       690          716
ANZ Banking, 6.25%,
  Due 2-1-2004..................       590          572
Hydro-Quebec, 9.40%,
  Due 2-1-2021..................     1,800        2,187
Hydro-Quebec, 8.875%,
  Due 3-1-2026..................     1,200        1,391
Korea Development Bank, 5.875%,
  Due 12-1-1998.................       100           99
Korea Development Bank, 6.25%,
  Due 5-1-2000..................       640          637
Province of Newfoundland,
  9.875%, Due 6-1-2020..........       250          317
Province of Quebec, 8.80%,
  Due 4-15-2003.................       620          694
Republic of Italy, 6.875%,
  Due 9-27-2023.................     1,500        1,382

                                    Par
                                   Amount       Value
                                  --------     --------
                                  (dollars in thousands)
Skandinaviska Enskilda Banken,
  6.875%, Due 2-15-2009.........  $  1,000     $    982
Svenska Handelsbanken, 8.35%,
  Due 7-15-2004.................       580          634
Swedish Bank FRN, 7.71875%,
  Due 10-29-2049................     2,500        2,550
Swedish Export Credit, 9.875%,
  Due 3-15-1998.................     2,410        2,665
Swiss Bank Corporation, 7.50%,
  Due 7-15-2025.................       950          989
                                               --------
    TOTAL FOREIGN BONDS.........                 15,815
                                               --------
    TOTAL CORPORATE BONDS.......                 76,589
                                               --------
                                    Shares
                                  --------
PREFERRED STOCK - 0.44%
ConAgra Convertible E...........    55,000        2,159
National Semiconductor
  Convertible A.................    13,000        1,138
RJR Nabisco, Convertible PERC...    29,300          183
Teledyne, Incorporated E........       360            5
                                               --------
    TOTAL PREFERRED STOCK.......                  3,485
                                               --------
COMMON STOCK - 60.00%
FOREIGN STOCKS - 1.80%
Arthur Guinness & Sons, ADR.....    24,700          988
Exel Limited....................    50,000        2,675
Hanson PLC, ADR.................    56,100          870
Moore Corporation Limited.......   120,000        2,295
Royal Dutch Petroleum Company,
  New York Registry.............    30,000        3,686
Schlumberger Limited............    30,000        1,868
The Seagram Company Limited.....    20,800          749
Volvo AB, ADR...................    55,000        1,244
                                               --------
    TOTAL FOREIGN STOCKS........                 14,375
                                               --------
CONSUMER STAPLES -- 12.63%
DEPARTMENT AND MAIL ORDER - 1.70%
K Mart Corporation..............   253,600        2,061
The May Department Store
  Company.......................    91,800        3,603
J.C. Penney Company,
  Incorporated..................   130,475        5,496
Sears Roebuck & Company.........    40,000        1,360

                             See accompanying notes

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

                                   Shares       Value
                                  --------     --------
                                  (dollars in thousands)
Woolworth Corporation...........    70,000     $  1,024
                                               --------
    TOTAL DEPARTMENT AND MAIL
      ORDER.....................                 13,544
                                               --------
DISTILLERS AND BREWERS - 0.76%
Anheuser-Busch Companies,
  Incorporated..................    76,300        5,036
Brown-Foreman, Incorporated.....    26,700        1,018
                                               --------
    TOTAL DISTILLERS AND
      BREWERS...................                  6,054
                                               --------
DRUGS AND HOSPITAL SUPPLY - 4.13%
Allergan, Incorporated..........    62,400        1,833
American Home Products
  Corporation...................    60,800        5,388
Baxter International,
  Incorporated..................   175,300        6,771
Bristol-Myers Squibb Company....    50,500        3,851
Eli Lilly & Company.............    37,915        3,664
Guidant Corporation.............    25,196          806
Merck & Company, Incorporated...   105,000        6,038
Upjohn Company..................    46,500        2,360
Warner Lambert..................    27,100        2,307
                                               --------
    TOTAL DRUGS AND HOSPITAL
      SUPPLY....................                 33,018
                                               --------
FOOD PROCESSING - 0.11%
Nabisco Holdings Corporation,
  Class A.......................    32,900          884
                                               --------
LEISURE - 0.36%
Brunswick Corporation...........    71,600        1,396
Hasbro, Incorporated............    30,800          939
King World Productions,
  Incorporated (non-income
  producing)....................    16,500          575
                                               --------
    TOTAL LEISURE...............                  2,910
                                               --------
PHOTOGRAPHY - 1.05%
Eastman Kodak Company...........   133,900        8,385
                                               --------
PUBLISHING - 0.67%
A.H. Belo, Incorporated, Class
  A.............................    24,400          845
R.R. Donnelley & Sons Company...    30,000        1,095
Dun & Bradstreet Corporation....    45,000        2,689
New York Times Company..........    24,700          685
                                               --------
    TOTAL PUBLISHING............                  5,314
                                               --------
RETAIL - OTHER - 0.34%
Giant Foods, Incorporated.......    40,000        1,285
Melville Corporation............    45,000        1,440
                                               --------
    TOTAL RETAIL - OTHER........                  2,725
                                               --------
TOBACCO - 3.51%
American Brands, Incorporated...    60,000        2,573

                                   Shares       Value
                                  --------     --------
                                  (dollars in thousands)
Philip Morris Companies,
  Incorporated..................   180,300     $ 15,235
RJR Nabisco Holdings............   123,640        3,802
UST, Incorporated...............   214,000        6,420
                                               --------
    TOTAL TOBACCO...............                 28,030
                                               --------
    TOTAL CONSUMER STAPLES......                100,864
                                               --------
INTEREST SENSITIVE - 22.39%
BANKS - 7.32%
BankAmerica Corporation.........   117,000        6,728
Bank of Boston Corporation......    35,000        1,558
Bankers Trust Company New York..    19,400        1,237
Chase Manhattan Corporation.....   132,100        7,530
Chemical Banking Corporation....   136,712        7,775
Crestar Financial Corporation...    15,000          855
First Chicago NBD...............    68,100        4,622
First Interstate Bancorp........    31,000        3,999
First of America Bank
  Corporation...................    50,000        2,131
First Security Corporation......    40,000        1,310
Fleet Financial Group,
  Incorporated..................   150,000        5,813
J.P. Morgan & Company,
  Incorporated..................    53,000        4,088
NationsBank Corporation.........    52,700        3,465
Norwest Corporation.............   214,800        6,337
Wells Fargo and Company.........     5,000        1,051
                                               --------
    TOTAL BANKS.................                 58,499
                                               --------
BUILDING AND MATERIALS - 0.41%
PPG Industries, Incorporated....    45,000        1,913
Vulcan Materials Company........    24,700        1,374
                                               --------
    TOTAL BUILDING AND
      MATERIALS.................                  3,287
                                               --------
FINANCE - 0.62%
Beneficial Corporation..........    44,000        2,156
Household International,
  Incorporated..................    50,000        2,813
                                               --------
    TOTAL FINANCE...............                  4,969
                                               --------
INSURANCE - LIFE AND MULTI-LINE - 2.35%
Aetna Life & Casualty Company...    69,000        4,856
American General Corporation....    60,000        1,973
Aon, Incorporated...............   145,000        5,963
Lincoln National Corporation....    45,000        2,008
Old Republic International
  Corporation...................    34,800          996

                             See accompanying notes

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

                                   Shares       Value
                                  --------     --------
                                  (dollars in thousands)
Travelers Corporation...........    59,669     $  3,013
                                               --------
    TOTAL INSURANCE - LIFE AND
      MULTI-LINE................                 18,809
                                               --------
INSURANCE - PROPERTY AND CASUALTY - 2.52%
Ace Limited (non-income
  producing)....................       100            3
Allstate Corporation............   282,257       10,373
Safeco Corporation..............    45,000        2,888
St. Paul Companies..............   135,600        6,882
                                               --------
    TOTAL INSURANCE - PROPERTY
      AND CASUALTY..............                 20,146
                                               --------
SAVINGS AND LOAN - 1.22%
Great Western Financial
  Corporation...................   308,300        6,975
H.F. Ahmanson & Company.........   110,000        2,750
                                               --------
    TOTAL SAVINGS AND LOAN......                  9,725
                                               --------
UTILITIES - ELECTRIC - 2.84%
Centerior Energy................   343,600        3,436
CMS Energy Corporation..........    60,000        1,658
Detroit Edison Company..........    39,000        1,316
Entergy Corporation.............   207,300        5,908
Illinova Corporation............    60,000        1,703
Niagara Mohawk Power
  Corporation...................    70,000          753
Public Service Enterprise Group,
  Incorporated..................    40,000        1,175
Unicom Corporation..............   206,400        6,760
                                               --------
    TOTAL UTILITIES -
      ELECTRIC..................                 22,709
                                               --------
UTILITIES - NATURAL GAS - 1.04%
Columbia Gas Systems,
  Incorporated..................       500           19
Panhandle Eastern Corporation...   263,100        6,643
Peoples Energy Corporation......    58,000        1,668
                                               --------
    TOTAL UTILITIES - NATURAL
      GAS.......................                  8,330
                                               --------
UTILITIES - TELEPHONE - 2.28%
AT&T Corporation................    69,000        4,416
Pacific Telesis Group,
  Incorporated..................   270,200        8,207
SBC Communications,
  Incorporated..................    30,000        1,676
US West, Incorporated...........    82,000        3,905
                                               --------
    TOTAL UTILITIES -
      TELEPHONE.................                 18,204
                                               --------
MISCELLANEOUS - INTEREST SENSITIVE - 1.79%
American Express Company........   234,600        9,531

                                   Shares       Value
                                  --------     --------
                                  (dollars in thousands)
Federal Home Loan Mortgage
  Corporation...................    14,800     $  1,025
Federal National Mortgage
  Association...................    29,875        3,133
Fund American Enterprises,
  Incorporated (non-income
  producing)....................     8,800          607
                                               --------
    TOTAL MISCELLANEOUS -
      INTEREST SENSITIVE........                 14,296
                                               --------
    TOTAL INTEREST SENSITIVE....                178,974
                                               --------
CONSUMER CYCLICALS - 3.69%
AUTOMOBILE AND TRUCK - 3.23%
Dana Corporation................   200,500        5,138
Eaton Corporation...............   118,000        6,048
Ford Motor Company..............   258,436        7,430
General Motors Corporation......   164,800        7,210
                                               --------
    TOTAL AUTOMOBILE AND
      TRUCK.....................                 25,826
                                               --------
ELECTRICAL HOUSEHOLD
  EQUIPMENT - 0.21%
Newell Company..................    24,600          593
Whirlpool Corporation...........    20,000        1,060
                                               --------
    TOTAL ELECTRICAL HOUSEHOLD
      EQUIPMENT.................                  1,653
                                               --------
TIRE AND RUBBER - 0.25%
Cooper Tire and Rubber Company..    70,000        1,619
Goodyear Tire & Rubber Company..     9,000          342
                                               --------
    TOTAL TIRE AND RUBBER.......                  1,961
                                               --------
    TOTAL CONSUMER CYCLICALS....                 29,440
                                               --------
INTERMEDIATE GOODS AND
  SERVICES - 11.35%
CHEMICALS - 1.51%
E.I. Du Pont De Nemours &
  Company.......................    60,000        3,743
Eastman Chemical Company........    37,100        2,207
FMC Corporation (non-income
  producing)....................    14,000        1,003
Monsanto Company................    30,000        3,143
Olin Corporation................    30,000        1,939
                                               --------
    TOTAL CHEMICALS.............                 12,035
                                               --------
FOREST PRODUCTS - 1.50%
International Paper Company.....    60,000        2,220
James River Corporation of
  Virginia......................    40,000        1,285
Union Camp Corporation..........    40,000        2,035
Weyerhaeuser Company............   146,900        6,482
                                               --------
    TOTAL FOREST PRODUCTS.......                 12,022
                                               --------

                             See accompanying notes

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

                                   Shares       Value
                                  --------     --------
                                  (dollars in thousands)
METALS - ALUMINUM - 0.54%
Aluminum Company of America.....    70,000     $  3,570
Reynolds Metals Company.........    15,000          756
                                               --------
    TOTAL METALS - ALUMINUM.....                  4,326
                                               --------
NATURAL GAS
  TRANSMISSION - 0.06%
Coastal Corporation.............    14,000          453
                                               --------
OIL - 4.46%
Amoco Corporation...............    60,000        3,833
Atlantic Richfield
  Corporation...................    10,000        1,068
Chevron Corporation.............    67,000        3,132
Exxon Corporation...............    77,600        5,927
Louisiana Land and Exploration
  Company.......................    25,400          899
Mobil Corporation...............    20,000        2,015
Phillips Petroleum Company......   227,200        7,327
Tenneco, Incorporated...........   136,000        5,967
Texaco, Incorporated............    33,600        2,289
Ultramar Corporation............    70,000        1,706
USX-Marathon Group..............    50,000          888
Union Texas Petroleum Holdings,
  Incorporated..................    33,200          598
                                               --------
    TOTAL OIL...................                 35,649
                                               --------
OIL SERVICE - 0.28%
Baker Hughes, Incorporated......    80,000        1,570
Ensco International (non-income
  producing)....................    40,300          680
                                               --------
    TOTAL OIL SERVICE...........                  2,250
                                               --------
TRANSPORTATION - 1.33%
Conrail, Incorporated...........    55,000        3,781
CSX Corporation.................    12,000        1,005
Norfolk Southern Corporation....    25,000        1,931
Ryder Systems, Incorporated.....    50,000        1,206
Union Pacific Corporation.......    32,500        2,125
Yellow Corporation..............    45,000          591
                                               --------
    TOTAL TRANSPORTATION........                 10,639
                                               --------
MISCELLANEOUS - INTERMEDIATE
  GOODS & SERVICES - 1.67%
Corning, Incorporated...........    30,000          784
Dresser Industries..............   146,700        3,044
GATX Corporation................    40,000        1,900
Mapco, Incorporated.............    14,400          742

                                   Shares       Value
                                  --------     --------
                                  (dollars in thousands)
Phelps Dodge Corporation........   108,100     $  6,851
                                               --------
    TOTAL MISCELLANEOUS -
      INTERMEDIATE GOODS &
      SERVICES..................                 13,321
                                               --------
    TOTAL INTERMEDIATE GOODS &
      SERVICES..................                 90,695
                                               --------
CAPITAL GOODS - 8.14%
AEROSPACE - 3.94%
The Boeing Company..............    59,900        3,931
Coltec Industries, Incorporated
  (non-income producing)........    55,100          599
Lockheed Martin Corporation.....   113,749        7,749
Northrop Corporation............    43,000        2,462
Raytheon Company................   218,000        9,510
Rockwell International
  Corporation...................    45,000        2,003
Thiokol Corporation.............    18,100          627
United Technologies
  Corporation...................    52,000        4,615
                                               --------
    TOTAL AEROSPACE.............                 31,496
                                               --------
CONGLOMERATES - 1.14%
Harsco Corporation..............    39,000        2,057
Minnesota Mining and
  Manufacturing Company.........    35,000        1,991
Teledyne, Incorporated..........    12,000          299
Textron, Incorporated...........    69,300        4,764
                                               --------
    TOTAL CONGLOMERATES.........                  9,111
                                               --------
ELECTRICAL EQUIPMENT - 0.80%
General Electric Corporation....    25,000        1,581
Honeywell, Incorporated.........    40,300        1,693
Sunbeam Corporation.............    58,000          870
Westinghouse Electric
  Corporation...................   157,400        2,223
                                               --------
    TOTAL ELECTRICAL
      EQUIPMENT.................                  6,367
                                               --------
MACHINERY - 0.36%
Cummins Engine, Incorporated....    27,300          959
Deere and Company...............    14,000        1,251
Tecumseh Products Company.......    14,800          696
                                               --------
    TOTAL MACHINERY.............                  2,906
                                               --------
NEWSPAPERS-PUBLISHING &
  PRINTING - 0.12%
Gannett Company.................    17,800          968
                                               --------
OFFICE EQUIPMENT - 1.78%
Apple Computer..................    28,400        1,031
International Business Machines
  Corporation...................    15,000        1,459
Pitney Bowes, Incorporated......    53,000        2,312

                             See accompanying notes

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

                                   Shares       Value
                                  --------     --------
                                  (dollars in thousands)
Xerox Corporation...............    72,600     $  9,420
                                               --------
    TOTAL OFFICE EQUIPMENT......                 14,222
                                               --------
    TOTAL CAPITAL GOODS.........                 65,070
                                               --------
    TOTAL COMMON STOCK..........                479,418
                                               --------
                                     Par
                                    Amount
                                  --------
SHORT-TERM INVESTMENTS (NOTE A) - 3.01%
Abbey National Bank, ETD,
  5.73%, Due 12-8-1995..........  $ 10,000       10,000
Bank Brussells Lambert, CTD,
  5.9375%, Due 11-1-1995........     9,054        9,054

                                    Par
                                   Amount       Value
                                  --------     --------
                                  (dollars in thousands)
Sanwa Bank,YCD, 5.70%,
  Due 12-5-95...................  $  5,000     $  5,000
                                               --------
    TOTAL SHORT-TERM
      INVESTMENTS...............                 24,054
                                               --------
TOTAL INVESTMENTS - 99.21%
  (COST - $684,123).............                792,673
                                               --------
OTHER ASSETS, NET OF
  LIABILITIES - 0.79%...........                  6,340
                                               --------
TOTAL NET ASSETS - 100%.........               $799,013
                                               ========

------------

Based on the cost of investments of $684,480 for federal income tax purposes at October 31, 1995, the aggregate gross unrealized appreciation was $117,558, the unrealized depreciation was $9,365, and the net unrealized appreciation of investments was $108,193.

(A) Rates associated with short-term investments represent yield to maturity.

ABBREVIATIONS:

AB - Company
ADR - American Depository Receipt
ARM  Adjustable Rate Mortgage
CTD - Cayman Time Deposit
ETD - Eurodollar Time Deposit
FRN - Floating Rate Note
MTN - Medium Term Note
PERC - Preferred Equity Redemption Certificate
PLC - Public Limited Corporation
YCD - Yankee Certificate of Deposit

                             See accompanying notes

AMERICAN AADVANTAGE GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

                                   Shares       Value
                                  --------     --------
                                  (dollars in thousands)
PREFERRED STOCK - 0.53%
ConAgra Convertible E...........    55,000     $  2,158
National Semiconductor
  Convertible A.................    20,000        1,749
RJR Nabisco, Convertible PERC...    35,500          221
Teledyne, Incorporated E........     4,224           60
                                               --------
    TOTAL PREFERRED STOCK.......                  4,188
                                               --------
COMMON STOCK - 93.35%
FOREIGN STOCKS - 2.92%
Arthur Guinness & Sons, ADR.....   112,400        4,495
Exel Limited....................    50,000        2,674
Hanson PLC, ADR.................   278,700        4,319
Moore Corporation Limited.......   145,000        2,772
Royal Dutch Petroleum Company,
  New York Registry.............    32,000        3,931
Schlumberger Limited............    30,000        1,867
The Seagram Company Limited.....    30,700        1,104
Volvo AB, ADR...................    80,000        1,810
                                               --------
    TOTAL FOREIGN STOCKS........                 22,972
                                               --------
CONSUMER STAPLES - 21.64%
DEPARTMENT AND MAIL ORDER - 2.62%
K Mart Corporation..............   338,100        2,747
The May Department Store
  Company.......................   106,000        4,161
J.C. Penney Company,
  Incorporated..................   245,500       10,342
Sears Roebuck & Company.........    60,000        2,040
Woolworth Corporation...........    90,000        1,316
                                               --------
    TOTAL DEPARTMENT AND MAIL
      ORDER.....................                 20,606
                                               --------
DISTILLERS AND BREWERS - 0.87%
Anheuser-Busch Companies,
  Incorporated..................   103,300        6,818
                                               --------
DRUGS AND HOSPITAL SUPPLY - 6.36%
Allergan, Incorporated..........    46,400        1,363
American Home Products
  Corporation...................   124,600       11,043
Baxter International,
  Incorporated..................   246,700        9,529
Bristol-Myers Squibb Company....   131,100        9,996
Eli Lilly & Company.............    39,834        3,849
Guidant Corporation.............    30,063          962
Merck & Company, Incorporated...   105,000        6,038
Upjohn Company..................    51,000        2,588
Warner Lambert..................    54,600        4,648
                                               --------
    TOTAL DRUGS AND HOSPITAL
      SUPPLY....................                 50,016
                                               --------

                                   Shares       Value
                                  --------     --------
                                  (dollars in thousands)
FOOD PROCESSING - 0.37%
Nabisco Holdings Corporation,
  Class A.......................   108,450     $  2,915
                                               --------
LEISURE - 1.21%
Brunswick Corporation...........    92,200        1,798
Hasbro, Incorporated............   142,900        4,358
King World Productions,
  Incorporated (non-income
  producing)....................    95,500        3,331
                                               --------
    TOTAL LEISURE...............                  9,487
                                               --------
PHOTOGRAPHY - 1.67%
Eastman Kodak Company...........   210,000       13,151
                                               --------
PUBLISHING - 1.99%
A.H. Belo, Incorporated, Class
  A.............................   122,200        4,231
R.R. Donnelley & Sons Company...    75,000        2,738
Dun & Bradstreet Corporation....    70,000        4,183
New York Times Company..........   161,700        4,487
                                               --------
    TOTAL PUBLISHING............                 15,639
                                               --------
RETAIL - OTHER - 0.57%
Giant Foods Inc.................    80,000        2,570
Melville Corporation............    60,000        1,920
                                               --------
    TOTAL RETAIL - OTHER........                  4,490
                                               --------
TOBACCO - 5.82%
American Brands, Incorporated...    55,000        2,358
Philip Morris Companies,
  Incorporated..................   288,300       24,361
RJR Nabisco Holdings............   314,520        9,671
UST, Incorporated...............   312,100        9,363
                                               --------
    TOTAL TOBACCO...............                 45,753
                                               --------
MISCELLANEOUS - CONSUMER STAPLES - 0.16%
Gibson Greetings,
  Incorporated..................    90,550        1,256
                                               --------
    TOTAL CONSUMER STAPLES......                170,131
                                               --------
INTEREST SENSITIVE - 31.63%
BANKS - 9.89%
BankAmerica Corporation.........   113,000        6,498
Bank of Boston Corporation......    60,000        2,670
Bankers Trust Company New York..   102,500        6,534
Chase Manhattan Corporation.....   187,000       10,659
Chemical Banking Corporation....   186,234       10,592
Crestar Financial Corporation...    30,000        1,710
First Chicago Corporation.......    91,500        6,211
First Interstate Bancorp........    36,000        4,644
First of America Bank
  Corporation...................    51,000        2,174
First Security Corporation......    65,000        2,129

                             See accompanying notes

AMERICAN AADVANTAGE GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

                                   Shares       Value
                                  --------     --------
                                  (dollars in thousands)
Fleet Financial Group,
  Incorporated..................   242,800     $  9,409
J.P. Morgan & Company,
  Incorporated..................   115,900        8,939
NationsBank Corporation.........    68,000        4,471
Wells Fargo and Company.........     5,000        1,051
                                               --------
    TOTAL BANKS.................                 77,691
                                               --------
BUILDING AND MATERIALS - 0.60%
PPG Industries, Incorporated....    45,000        1,913
Vulcan Materials Company........    50,000        2,781
                                               --------
    TOTAL BUILDING AND
      MATERIALS.................                  4,694
                                               --------
FINANCE - 0.59%
Beneficial Corporation..........    40,000        1,960
Household International,
  Incorporated..................    48,000        2,700
                                               --------
    TOTAL FINANCE...............                  4,660
                                               --------
INSURANCE - LIFE AND MULTI-LINE - 3.63%
Aetna Life & Casualty Company...   112,350        7,907
American General Corporation....    75,000        2,466
Aon, Incorporated...............   180,600        7,427
Lincoln National Corporation....    50,000        2,231
Old Republic International
  Corporation...................   156,600        4,483
Travelers Corporation...........    78,896        3,984
                                               --------
    TOTAL INSURANCE - LIFE AND
      MULTI-LINE................                 28,498
                                               --------
INSURANCE - PROPERTY AND CASUALTY - 3.28%
Ace Limited (non-income
  producing)....................       100            3
Allstate Corporation............   379,780       13,957
Safeco Corporation..............    55,000        3,530
St. Paul Companies..............   163,400        8,293
                                               --------
    TOTAL INSURANCE - PROPERTY
      AND CASUALTY..............                 25,783
                                               --------
SAVINGS AND LOAN - 1.46%
Great Western Financial
  Corporation...................   367,200        8,308
H.F. Ahmanson & Company.........   125,000        3,125
                                               --------
    TOTAL SAVINGS AND LOAN......                 11,433
                                               --------
UTILITIES - ELECTRIC - 4.19%
Centerior Energy................   479,100        4,791
CMS Energy Corporation..........    60,000        1,658
Detroit Edison Company..........    50,000        1,688

                                   Shares       Value
                                  --------     --------
                                  (dollars in thousands)
Entergy Corporation.............   298,300     $  8,502
Illinova Corporation............    70,000        1,986
New York State Electric & Gas
  Corporation...................    70,000        1,768
Niagara Mohawk Power
  Corporation...................    90,000          968
Peco Energy Company.............    55,000        1,609
Public Service Enterprise Group,
  Incorporated..................    70,700        2,077
Unicom Corporation..............   240,400        7,873
                                               --------
    TOTAL UTILITIES -
      ELECTRIC..................                 32,920
                                               --------
UTILITIES - NATURAL GAS - 1.33%
Columbia Gas Systems Inc........       700           27
Panhandle Eastern Corporation...   339,300        8,567
Peoples Energy Corporation......    65,000        1,869
                                               --------
    TOTAL UTILITIES - NATURAL
      GAS.......................                 10,463
                                               --------
UTILITIES - TELEPHONE - 3.34%
AT&T Corporation................   115,600        7,398
Pacific Telesis Group,
  Incorporated..................   408,300       12,402
SBC Communications Inc..........    30,000        1,676
US West, Incorporated...........   100,000        4,763
                                               --------
    TOTAL UTILITIES -
      TELEPHONE.................                 26,239
                                               --------
MISCELLANEOUS - INTEREST SENSITIVE - 3.32%
American Express Company........   299,000       12,147
Federal Home Loan Mortgage
  Corporation...................    67,000        4,640
Federal National Mortgage
  Association...................    63,700        6,681
Fund American Enterprises,
  Incorporated (non-income
  producing)....................    38,375        2,648
                                               --------
    TOTAL MISCELLANEOUS -
      INTEREST SENSITIVE........                 26,116
                                               --------
    TOTAL INTEREST SENSITIVE....                248,497
                                               --------
CONSUMER CYCLICALS - 5.63%
AUTOMOBILE AND TRUCK - 4.92%
Dana Corporation................   303,300        7,772
Eaton Corporation...............   178,600        9,153
Ford Motor Company..............   371,436       10,679
General Motors Corporation......   252,700       11,056
                                               --------

                             See accompanying notes

AMERICAN AADVANTAGE GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

                                   Shares       Value
                                  --------     --------
                                  (dollars in thousands)
    TOTAL AUTOMOBILE AND
      TRUCK.....................               $ 38,660
                                               --------
ELECTRICAL HOUSEHOLD EQUIPMENT - 0.37%
Newell Company..................    53,000        1,279
Whirlpool Corporation...........    30,000        1,590
                                               --------
    TOTAL ELECTRICAL HOUSEHOLD
      EQUIPMENT.................                  2,869
                                               --------
TIRE AND RUBBER - 0.34%
Cooper Tire and Rubber Company..    75,000        1,734
Goodyear Tire & Rubber Company..    25,000          950
                                               --------
    TOTAL TIRE AND RUBBER.......                  2,684
                                               --------
    TOTAL CONSUMER CYCLICALS....                 44,213
                                               --------
INTERMEDIATE GOODS & SERVICES - 18.02%
CHEMICALS - 2.01%
E.I. Du Pont De Nemours &
  Company.......................    55,000        3,431
Eastman Chemical Company........    51,775        3,081
FMC Corporation (non-income
  producing)....................    68,800        4,928
Monsanto Company................    23,000        2,409
Olin Corporation................    30,000        1,939
                                               --------
    TOTAL CHEMICALS.............                 15,788
                                               --------
FOREST PRODUCTS - 1.97%
International Paper Company.....    70,000        2,590
James River Corporation of
  Virginia......................    55,000        1,767
Union Camp Corporation..........    50,000        2,544
Weyerhaeuser Company............   194,700        8,591
                                               --------
    TOTAL FOREST PRODUCTS.......                 15,492
                                               --------
METALS - ALUMINUM - 0.76%
Aluminum Company of America.....    97,000        4,947
Reynolds Metals Company.........    20,000        1,008
                                               --------
    TOTAL METALS - ALUMINUM.....                  5,955
                                               --------
NATURAL GAS TRANSMISSION - 0.46%
Coastal Corporation.............   111,200        3,600
                                               --------
OIL - 8.23%
Amoco Corporation...............   111,500        7,122
Atlantic Richfield
  Corporation...................    30,000        3,203
Chevron Corporation.............   120,000        5,610
Exxon Corporation...............   127,100        9,707
Louisiana Land and Exploration
  Company.......................   116,925        4,136

                                   Shares       Value
                                  --------     --------
                                  (dollars in thousands)
Mobil Corporation...............    31,500     $  3,174
Phillips Petroleum Company......   314,400       10,139
Tenneco, Incorporated...........   184,200        8,082
Texaco, Incorporated............   110,000        7,494
Ultramar Corporation............    90,000        2,194
USX-Marathon Group..............    50,000          888
Union Texas Petroleum Holdings,
  Incorporated..................   164,000        2,952
                                               --------
    TOTAL OIL...................                 64,701
                                               --------
OIL SERVICE - 0.76%
Baker Hughes, Incorporated......   158,400        3,109
Ensco International (non-income
  producing)....................   167,400        2,825
                                               --------
    TOTAL OIL SERVICE...........                  5,934
                                               --------
TRANSPORTATION - 1.63%
Conrail, Incorporated...........    55,000        3,781
CSX Corporation.................    13,000        1,089
Norfolk Southern Corporation....    20,000        1,545
Ryder Systems, Incorporated.....    82,000        1,978
Union Pacific Corporation.......    55,000        3,596
Yellow Corporation..............    60,000          788
                                               --------
    TOTAL TRANSPORTATION........                 12,777
                                               --------
MISCELLANEOUS - INTERMEDIATE GOODS &
  SERVICES - 2.20%
Corning, Incorporated...........    40,000        1,045
Dresser Industries..............   189,800        3,938
GATX Corporation................    45,000        2,138
Mapco, Incorporated.............    38,100        1,962
Phelps Dodge Corporation........   128,800        8,163
                                               --------
    TOTAL MISCELLANEOUS -
      INTERMEDIATE GOODS &
      SERVICES..................                 17,246
                                               --------
    TOTAL INTERMEDIATE GOODS &
      SERVICES..................                141,493
                                               --------
CAPITAL GOODS - 13.49%
AEROSPACE - 6.47%
The Boeing Company..............    93,900        6,162
Coltec Industries, Incorporated
  (non-income producing)........   248,500        2,702
Lockheed Martin Corporation.....   197,394       13,447
Northrop Corporation............    40,600        2,324
Raytheon Company................   350,600       15,295
Rockwell International
  Corporation...................    45,000        2,003
Thiokol Corporation.............   103,700        3,591
United Technologies
  Corporation...................    60,000        5,325
                                               --------
    TOTAL AEROSPACE.............                 50,849
                                               --------

                             See accompanying notes

AMERICAN AADVANTAGE GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

                                   Shares       Value
                                  --------     --------
                                  (dollars in thousands)
CONGLOMERATES - 2.69%
Harsco Corporation..............    45,000     $  2,374
Minnesota Mining and
  Manufacturing Company.........    70,000        3,981
Teledyne, Incorporated..........   140,850        3,504
Textron, Incorporated...........   163,700       11,254
                                               --------
    TOTAL CONGLOMERATES.........                 21,113
                                               --------
ELECTRICAL EQUIPMENT - 1.23%
General Electric Corporation....    34,300        2,169
Honeywell, Incorporated.........    46,000        1,932
Sunbeam Corporation.............   200,000        3,000
Westinghouse Electric
  Corporation...................   180,700        2,552
                                               --------
    TOTAL ELECTRICAL
      EQUIPMENT.................                  9,653
                                               --------
MACHINERY - 0.78%
Cummins Engine, Incorporated....    29,600        1,040
Deere and Company...............    30,000        2,681
Tecumseh Products Company.......    50,900        2,392
                                               --------
    TOTAL MACHINERY.............                  6,113
                                               --------
OFFICE EQUIPMENT - 2.32%
Apple Computer..................    39,900        1,449
International Business Machines
  Corporation...................    15,000        1,459
Pitney Bowes, Incorporated......    80,000        3,490
Xerox Corporation...............    91,100       11,820
                                               --------
    TOTAL OFFICE
      EQUIPMENT.................                 18,218

                                               --------
    TOTAL CAPITAL GOODS.........               $105,946
                                               --------
    TOTAL COMMON STOCK..........                733,252
                                               --------

                                    Par
                                   Amount       Value
                                  --------     --------
                                  (dollars in thousands)
SHORT-TERM INVESTMENTS (NOTE A) - 6.33%
Abbey National Bank, ETD, 5.73%,
  Due 12-08-1995................  $ 10,000     $ 10,000
Bank Brussells Lambert, CTD,
  5.9375%,
  Due 11-01-1995................    24,714       24,714
Sanwa Bank, YCD, 5.65%,
  Due 12-06-1995................    14,993       14,993
                                               --------
    TOTAL SHORT-TERM
      INVESTMENTS...............                 49,707
                                               --------
TOTAL INVESTMENTS - 100.21%
  (COST $648,080)...............                787,147
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (0.21%)..............                 (1,633)
                                               --------
TOTAL NET ASSETS - 100%.........               $785,514
                                               ========

------------

Based on the cost of investments of $648,606 for federal income tax purposes at October 31, 1995, the aggregate gross unrealized appreciation was $153,658, the unrealized depreciation was $15,117, and the net unrealized appreciation of investments was $138,541.

(A) Rates associated with short-term investments represent yield to maturity.

ABBREVIATIONS:

AB - Company
ADR - American Depository Receipt
CTD - Cayman Time Deposit
ETD - Eurodollar Time Deposit
PERC - Preferred Equity Redemption Certificate
PLC - Public Limited Corporation
YCD - Yankee Certificate of Deposit

                             See accompanying notes

AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

                                  Shares        Value
                                ----------     --------
                                (dollars in thousands)
AUSTRALIA COMMON STOCK - 6.94%
Australia & New Zealand Banking
  Group ORD $1.00..............    776,077     $  3,247
Brambles Industries, Limited...    350,000        3,717
Burns, Philip & Co., Limited...    400,000          895
CSR, Limited...................    265,000          845
GIO Australia Holdings,
  Limited......................    493,226        1,043
News Corporation, Limited......    210,000        1,057
News Corporation Preferred
  Rights.......................    105,000          479
Pacific Dunlop, Limited........    401,000          970
Pioneer International,
  Limited......................    860,000        2,107
QBE Insurance Group, Limited...    421,724        1,861
Westpac Banking Corporation....    386,000        1,583
                                               --------
    TOTAL AUSTRALIA COMMON
      STOCK....................                  17,804
                                               --------
AUSTRIA COMMON STOCK - 0.93%
EVN Energie-Versorgung
  Niederoesterreich AG.........      3,300          403
Mayr-Melnhof Karton AG.........     12,000          700
VA Technologie AG..............     11,000        1,274
                                               --------
    TOTAL AUSTRIA COMMON
      STOCK....................                   2,377
                                               --------
BELGIUM COMMON STOCK - 0.91%
Arbed, SA (non-income
  producing)...................      3,000          298
G.I.B. Holdings, Limited,
  NPV..........................     13,450          525
Groupe Bruxelles Lambert, SA...     11,550        1,487
Groupe Bruxelles Lambert,
  NPV..........................        209           27
                                               --------
    TOTAL BELGIUM COMMON
      STOCK....................                   2,337
                                               --------
CANADA COMMON STOCK - 2.82%
Bank of Nova Scotia............     62,439        1,340
Canadian Imperial Bank of
  Commerce.....................     60,000        1,606
IMASCO, Limited................     75,000        1,338
Newbridge Networks Corporation
  (non-income producing).......     40,000        1,223
Noranda, Incorporated..........     62,500        1,249
Wascana Energy, Incorporated
  (non-income producing).......     60,000          474
                                               --------
    TOTAL CANADA COMMON
      STOCK....................                   7,230
                                               --------
DENMARK COMMON STOCK - 0.65%
Novo Nordisk AS, "B"...........      7,000          890
Unidanmark AS, "A".............     17,000          781
                                               --------
    TOTAL DENMARK COMMON
      STOCK....................                   1,671
                                               --------

                                  Shares        Value
                                ----------     --------
                                (dollars in thousands)
FINLAND COMMON STOCK - 1.70%
Enso-Gutzeit OY................    170,000     $  1,333
Huhtamaki Group I Free.........     18,300          543
Metsa-Serla OY.................     20,000          744
Repola OY......................     90,000        1,742
                                               --------
    TOTAL FINLAND COMMON
      STOCK....................                   4,362
                                               --------
FRANCE COMMON STOCK - 6.92%
Alcatel Alsthom CG ORD.........     26,081        2,226
Banque Nationale De Paris......     13,250          545
Bongrain SA....................      1,450          767
Credit Lyonnais-CDI (non-income
  producing)...................     10,000          515
ECCO SA........................      3,750          581
Elf Aquitaine SA...............     54,676        3,721
Fianciere Paribas..............      2,300          127
La France SA...................      8,000        1,063
Lafarge Coppee.................     30,000        1,987
PSA Peugeot....................      6,200          807
Rhone-Poulenc "A"..............     50,000        1,089
Saint Gobain...................      7,000          834
Thomson CSF....................     19,500          406
Total Petroleum Company B......     43,954        2,715
Valeo SA FRF20.................      8,200          370
                                               --------
    TOTAL FRANCE COMMON
      STOCK....................                  17,753
                                               --------
GERMANY - 7.60%
PREFERRED STOCK - 1.60%
Herlitz AG.....................      4,947          869
RWE AG.........................      4,600        1,305
Spar Handels - AG..............      1,700          367
Volkswagen AG..................      6,800        1,550
                                               --------
    TOTAL GERMANY PREFERRED
      STOCK....................                   4,091
                                               --------
COMMON STOCK - 6.00%
BASF AG........................      6,620        1,462
BAYER AG.......................     12,150        3,209
Commerzbank AG.................      4,000          924
Deutsche Bank AG...............     30,000        1,353
Karstadt AG....................      3,780        1,637
Mannesmann AG..................      5,400        1,772
Muenchener Rueckversicherung
  Aktiengesellschaft...........        300          530
Muenchener Rueckversicherung
  Aktiengesellschaft
    AG - Reg...................         37           77
Muenchener Rueckversicherung
  Aktiengesellschaft
    Warrants...................         37            4
Varta AG (non-income
  producing)...................      1,520          310
Veba AG........................     77,500        3,172
Volkswagen AG..................      3,000          943
                                               --------

                             See accompanying notes

AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

                                  Shares        Value
                                ----------     --------
                                (dollars in thousands)
    TOTAL GERMANY COMMON
      STOCK....................                $ 15,393
                                               --------
    TOTAL GERMANY..............                  19,484
                                               --------
HONG KONG COMMON STOCK - 5.39%
Amoy Properties................    196,000          189
Cheung Kong Holdings,
  Limited......................    235,000        1,325
Dickson Concepts
  (International), Limited.....  1,750,000        1,268
Hang Lung Development Company,
  Limited......................    710,000        1,180
HSBC Holdings, PLC.............    133,700        1,945
Hutchison Whampoa, Limited.....    200,000        1,102
National Mutual of Asia,
  Limited......................  1,700,000        1,308
New World Development Company,
  Limited......................    450,000        1,752
Oriental Press Group,
  Limited......................  3,005,000        1,234
Peregrine Investments Holdings,
  Limited......................    550,000          701
South China Morning Post
  (Holdings), Limited..........  1,100,000          640
Sun Hung Kai Properties,
  Limited......................    110,100          879
Swire Pacific, Limited "A".....     40,000          300
                                               --------
    TOTAL HONG KONG COMMON
      STOCK....................                  13,823
                                               --------
IRELAND COMMON STOCK - 0.74%
Bank of Ireland Group..........    279,300        1,898
                                               --------
    TOTAL IRELAND COMMON
      STOCK....................                   1,898
                                               --------
ITALY - 2.20%
PREFERRED STOCK - 0.15%
Concessioni E Costruzioni
  Autostrade...................    350,000          376
                                               --------
ITALY COMMON STOCK - 2.05%
Danieli Group Risp.............    473,960        1,308
Sasib, SPA.....................    231,000          572
STET Risp (non convertible)....    490,000        1,068
STET Societa Finanziaria
  Telefonica...................    550,000        1,558
Telecom Italia, SPA............    500,000          759
                                               --------
    TOTAL ITALY COMMON STOCK...                   5,265
                                               --------
    TOTAL ITALY................                   5,641
                                               --------
JAPAN COMMON STOCK - 12.83%
Aisin Seiki Company, Limited...     56,000          734
Canon, Incorporated............     70,000        1,198
Chudenko Corporation...........      9,000          328
Daibiru Corporation............     77,000          783
Daicel Chemical................     75,000          394
Daikin Industries..............     34,000          271

                                  Shares        Value
                                ----------     --------
                                (dollars in thousands)
Dainippon Ink & Chemical.......     57,000     $    243
Daiwa House Industry Company,
  Limited......................    103,000        1,541
East Japan Railway Company.....        160          756
Fuji Photo Film................    183,000        4,528
Hitachi Koki Co., Limited......     20,000          178
Hitachi, Limited...............    120,000        1,232
KAO Corporation................    110,000        1,334
Kirin Brewery Company,
  Limited......................     73,000          735
Matsushita Electric Industrial
  Company......................    110,000        1,560
Nichicon Corporation...........     72,000          972
Nichido Fire & Marine
  Insurance....................    140,000        1,047
Nintendo Company, Limited......     32,000        2,354
Nippon Sanso K K...............     10,000           45
Nippon Telegraph & Telephone
  Corporation..................        101          829
Promise Co. Ltd................     21,000          828
Ryosan Company.................     12,000          333
Sekisui Chemical Company,
  Limited......................    127,000        1,652
Sony Corporation...............     41,800        1,881
Stanley Electric Company,
  Limited......................     57,000          350
Sumitomo Marine & Fire.........     53,000          379
Sumitomo Rubber Industries.....    135,000        1,076
Suzuki Motor Corporation,
  Limited......................    167,000        1,682
TDK Corporation................     20,000        1,031
Toyo Seikan Kaisha.............     40,000        1,146
Toyota Motor Corporation.......     65,000        1,208
Yamato Kogyo Company, Limited..     26,000          206
Yurtec Corporation.............      3,200           58
                                               --------
    TOTAL JAPAN COMMON STOCK...                  32,892
                                               --------
MALAYSIA COMMON STOCK - 0.64%
Kedah Cement Holdings BHD......    350,000          545
Malaysian International
  Shipping Corporation BHD.....    226,666          597
Sime Darby BHD.................    196,000          490
                                               --------
    TOTAL MALAYSIA COMMON
      STOCK....................                   1,632
                                               --------
NETHERLANDS COMMON STOCK - 8.66%
ABN AMRO Holdings NV...........     71,837        3,014
Aegon NV.......................     45,000        1,706
Akzo Nobel NV ORD..............     19,550        2,223
Fortis AMEV NV.................     29,460        1,848
Hollandsche Beton Groep NV.....     11,428        1,721
Internationale Nederlanden
  Groep NV.....................     91,766        5,465
Koninklijke Bijenkorf Beheer...     11,000          780
Nedlloyd Groep NV..............     12,000          305
Philips Electronics............     65,000        2,509
Royal PTT Nederland NV.........     38,000        1,335

                             See accompanying notes

AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

                                  Shares        Value
                                ----------     --------
                                (dollars in thousands)
Unilever NV....................     10,000     $  1,308
                                               --------
    TOTAL NETHERLANDS COMMON
      STOCK....................                  22,214
                                               --------

                                   Par
                                  Amount
                                ----------
NEW ZEALAND - 1.25%
BONDS - 0.02%
Brierley Investments, Limited
  Subordinated Convertible,
  9.00%, Due 6-30-1998........  $       63           45
                                               --------
    TOTAL NEW ZEALAND BONDS...                       45
                                               --------

                                  Shares
                                ----------
COMMON STOCK - 1.23%
Brierley Investments,
  Limited.....................   1,400,000        1,090
Fisher & Paykel, Limited......      11,300           37
Fletcher Challenge, Limited...     765,000        2,025
                                               --------
    TOTAL NEW ZEALAND COMMON
      STOCK...................                    3,152
                                               --------
    TOTAL NEW ZEALAND.........                    3,197
                                               --------
NORWAY COMMON STOCK - 3.11%
Den Norske Bank, Series A
  Free........................     236,000          648
Hafslund Nycomed, Series B
  Free........................      99,500        2,779
Kvaerner Industries AS........      20,789          874
Norsk Hydro AS................      40,000        1,593
Saga Petroleum, Series B
  Free........................     100,000        1,204
Unitor AS.....................      70,000          865
                                               --------
    TOTAL NORWAY COMMON
      STOCK...................                    7,963
                                               --------
SINGAPORE COMMON STOCK - 0.79%
Hong Kong Land (SGD)..........     250,000          450
Neptune Orient Lines..........     300,000          329
Sembawang Corporation.........     258,000        1,249
                                               --------
    TOTAL SINGAPORE COMMON
      STOCK...................                    2,028
                                               --------
SPAIN COMMON STOCK - 4.20%
Banco Espana Credito SA.......       7,000           47
Banco Popular Espanol.........       5,500          872
Banco Santander SA............      35,300        1,536
Iberdrola SA..................     300,357        2,260
Repsol SA.....................      31,000          924
Telefonica de Espana SA.......     359,000        4,522
Uralita (non-income
  producing)..................      59,250          596
                                               --------
    TOTAL SPAIN COMMON
      STOCK...................                   10,757
                                               --------

                                  Shares        Value
                                ----------     --------
                                (dollars in thousands)
SWEDEN COMMON STOCK - 4.06%
Assidomaen AB.................      48,000     $  1,120
Astra AB, "B" Free............      48,000        1,734
Celsius Industrier AB, "B"....     112,000        2,116
Electrolux AB.................      30,000        1,282
Esselte AB, "A" Free..........       2,000           30
Esselte AB, "B" Free..........      17,000          249
Foreningsbanken AB (non-income
  producing)..................     400,000          945
Scribona AB, "B" Free.........      27,900          477
Skandinaviska Enskilda
  Banken A....................     130,000          877
SKF AB, "B" Free..............      40,000          759
Svedala Industries, "A"
  Free........................      32,000          812
                                               --------
    TOTAL SWEDEN COMMON
      STOCK...................                   10,401
                                               --------
SWITZERLAND COMMON STOCK - 8.73%
BBC Brown Boveri & CIE Series
  A...........................       1,300        1,506
Bucher Holdings AG............       1,100          692
Ciba-Geigy AG.................       6,225        5,384
Forbo Holding AG-R............       1,040          438
Gerbrueder Sulzer AG..........         710          453
Nestle Limited................       3,750        3,926
SGS Surveillance Holding SA...       4,200        1,441
Sig Schweiz Industries HG
  AG..........................         700        1,515
SMH AG........................       2,000        1,246
Societe Generale Surveillance
  LTD.........................         240          453
Sulzer, AG....................       3,450        2,064
Swiss Reinsurance Company.....       2,333        2,550
Zuerich Versicherung..........       2,500          715
                                               --------
    TOTAL SWITZERLAND COMMON
      STOCK...................                   22,383
                                               --------
UNITED KINGDOM COMMON STOCK - 10.88%
Albert Fisher Group, PLC......   1,452,500        1,169
Argyll Group, PLC.............     309,677        1,573
Associated British Foods
  Group.......................      36,000          400
Barclays, PLC.................      27,900          327
Barratt Developments PLC......     280,000          857
BAT Industries, PLC...........     216,000        1,769
Burton Group, PLC.............     900,000        1,434
Commercial Union, PLC.........     110,000        1,064
GKN, PLC......................      60,000          764
Govett & Company, Limited.....     130,000          498
Grand Metropolitan, PLC.......     135,229          935
Hanson, PLC...................     346,000        1,058
Hillsdown Holdings, PLC.......     526,961        1,397
Kwik Save Group, PLC..........     118,100        1,293
National Power Ord 50P........      50,000          389
National Westminster Bank,
  PLC.........................     175,000        1,745
PowerGen, PLC (Partial).......     310,000        1,262

                             See accompanying notes

AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

                                  Shares        Value
                                ----------     --------
                                (dollars in thousands)
Reckitt & Colman, PLC.........      94,357     $  1,002
Rolls Royce...................     155,000          377
Royal Insurance Holdings,
  PLC.........................      76,000          469
Salvesen, (Christian), PLC....     260,000          993
Shell Transportation and
  Trading, PLC................      45,000          526
Sun Alliance Group, PLC.......     150,000          895
Tate & Lyle, PLC..............      49,500          351
Tesco, PLC....................     340,173        1,610
Thames Water Group, PLC.......      64,800          539
Unilever, PLC.................      80,000        1,551
Welsh Water, PLC..............      75,000          891
WPP Group, PLC................     307,500          747
                                               --------
    TOTAL UNITED KINGDOM
      COMMON STOCK............                   27,885
                                               --------
FOREIGN SECURITIES DENOMINATED IN U.S. DOLLARS - 2.25%
Dairy Farm International......     908,000          745
GP Batteries International
  Limited.....................     137,000          334
Jardine Matheson Holdings.....     386,600        2,358
Jardine Strategic.............     632,000        1,700
Telefonos De Mexico ADR.......      23,500          646
                                               --------
    TOTAL FOREIGN SECURITIES
      DENOMINATED IN U.S.
      DOLLARS.................                    5,783
                                               --------
UNITED STATES - 4.70%

                                Par Amount      Value
                                ----------     --------
                                (dollars in thousands)
UNITED STATES GOVERNMENT OBLIGATIONS (NOTE A) - 4.70%
U. S. Treasury Bill, 5.28%,
  Due 11-2-1995...............  $    2,257     $  2,256
U. S. Treasury Bill, 5.29%,
  Due 11-9-1995...............       2,054        2,051
U. S. Treasury Bill, 5.18%,
  Due 11-16-1995..............         459          458
U. S. Treasury Bill, 5.30%,
  Due 11-24-1995..............         142          142
U. S. Treasury Bill, 5.17%,
  Due 11-30-1995..............         565          563
U. S. Treasury Bill, 5.21%,
  Due 12-7-1995...............       3,186        3,169
U. S. Treasury Bill, 5.13%,
  Due 12-14-1995..............       1,689        1,678
U. S. Treasury Bill, 5.18%,
  Due 12-21-1995..............         330          328
U. S. Treasury Bill, 5.19%,
  Due 12-28-1995..............          32           32
U. S. Treasury Bill, 5.29%,
  Due 1-11-1996...............       1,398        1,383
                                               --------
    TOTAL UNITED STATES
      GOVERNMENT OBLIGA-
      TIONS...................                   12,060
                                               --------
TOTAL INVESTMENTS -
  98.90% (COST - $230,014)....                  253,575
                                               --------
OTHER ASSETS, NET OF
  LIABILITIES - 1.10%.........                    2,832
                                               --------
TOTAL NET ASSETS - 100%.......                 $256,407
                                               =========

------------

Based on the cost of investments of $230,156 for federal income tax purposes at October 31,1995, the aggregate gross unrealized appreciation was $33,704, the aggregate gross unrealized depreciation was $10,285, and the net unrealized appreciation of investments was $23,419.

(A) Rates associated with United States Government Bonds represent yield to maturity from time of purchase.

ABBREVIATIONS:

AB - Company (Sweden)
ADR  American Depository Receipt
AG - Company (Austria, Germany, Switzerland)
AS - Company (Denmark, Norway)
BHD - Berhard (Malaysia)
CDI - Certificate of Investment (France)
CG - Company General (France)
HG - Holding (Switzerland)
NPV - No Par Value (Belgium)
NV - Company (Netherlands)
ORD - Ordinary (Netherlands, France, Australia)
OY - Company (Sweden)
PLC - Public Limited Corporation (UK, Hong Kong)
SA - Company (Switzerland, Spain, Mexico, France, Belgium)
SGD - Singapore Registered (Hong Kong)
SPA - Company (Italy)

                             See accompanying notes

AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND
INDUSTRY DIVERSIFICATION
October 31, 1995
--------------------------------------------------------------------------------

                                                                                   Percent of
                                                                                   Net Assets
                                                                                   ----------
Basic Industry...................................................................     25.46%
Capital Goods....................................................................     12.19
Consumer Goods & Services........................................................     23.91
Energy...........................................................................      4.86
Financing, Insurance & Real Estate...............................................     22.69
Transportation...................................................................      0.89
Utilities........................................................................      4.19
Short Term Investments...........................................................      5.46
Other Assets/Liabilities.........................................................      0.35
                                                                                   --------
          NET ASSETS.............................................................    100.00%
                                                                                   ========


AMERICAN AADVANTAGE LIMITED-TERM INCOME FUND

SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

                                    Par
                                   Amount       Value
                                  --------     --------
                                  (dollars in thousands)
U.S. GOVERNMENT AGENCY
  OBLIGATIONS - 22.76%
Federal Home Loan Mortgage
  Corporation, MH-1 A REMIC,
  10.15%, Due 4-15-2006.........  $    268     $    276
Federal Home Loan Mortgage
  Corporation, ARM #877362,
  6.125%, Due 7-1-2025..........     9,600        9,775
Federal National Mortgage
  Association, 1992-203 EB,
  6.25%, Due 6-25-2005..........     5,000        5,000
Federal National Mortgage
  Association, 93 135 Z, 5.85%,
  Due 7-25-2005.................    18,245       17,858
Federal National Mortgage
  Association, 1995-W1 A1,
  8.40%, Due 4-25-2025..........     5,495        5,564
Federal National Mortgage
  Association, ARM #80891,
  6.787%, Due 1-1-2019..........     4,399        4,528
Federal National Mortgage
  Association, ARM #95321,
  6.3425%, Due 4-1-2030.........     3,321        3,445
                                               --------
    TOTAL U.S. GOVERNMENT AGENCY
      OBLIGATIONS...............                 46,446
                                               --------
ASSET-BACKED SECURITIES - 9.21%
Household Finance Credit Card
  Trust, 1991 1 B, 8.125%, Due
  10-15-1997....................     7,500        7,556
Standard Credit Card Master
  Trust, 1991 1 B, 9.00%, Due
  8-7-1997......................    11,000       11,234
                                               --------
    TOTAL ASSET-BACKED
      SECURITIES................                 18,790
                                               --------
CORPORATE OBLIGATIONS - 45.54%
BANK NOTES - 10.48%
Capital One, 8.125%, Due
  2-27-1998.....................     5,000        5,199
Capital One, 8.125%, Due
  3-1-2000......................     5,000        5,305
Southtrust Bank of Alabama,
  7.69%, Due 5-15-2025, Puttable
  5-15-2005.....................    10,000       10,869
                                               --------
    TOTAL BANK NOTES............                 21,373
                                               --------
BANK HOLDING COMPANIES - 12.49%
BanPonce Corporation, MTN,
  6.71%, Due 5-16-1997..........     7,000        7,049
Midlantic Corporation, 9.25%,
  Due 9-1-1999..................     9,551       10,393

                                    Par
                                   Amount       Value
                                  --------     --------
                                  (dollars in thousands)
Regions Financial Corporation,
  7.75%, Due 9-15-2024, Puttable
  9-15-2004.....................  $  7,500     $  8,050
                                               --------
    TOTAL BANK HOLDING
      COMPANIES.................                 25,492
                                               --------
PERSONAL CREDIT - 12.58%
Chrysler Financial Corporation,
  12.75%, Due 11-01-1999........     8,000        9,703
Ford Motor Credit Company,
  6.25%, Due 2-26-1998..........     5,000        5,029
Household Financial Corporation,
  8.95%, Due 9-15-1999..........    10,000       10,929
                                               --------
    TOTAL PERSONAL CREDIT.......                 25,661
                                               --------
SECURITIES FIRMS - 9.99%
Bear Stearns Companies,
  Incorporated, 6.92%, Due
  3-9-1999......................    10,000        9,915
Lehman Brothers Holding, VR MTN,
  5.71%, Due 1-12-1999..........     5,500        5,443
Lehman Brothers, MTN, 6.90%, Due
  7-15-1999.....................     5,000        5,038
                                               --------
    TOTAL SECURITIES FIRMS......                 20,396
                                               --------
    TOTAL CORPORATE
      OBLIGATIONS...............                 92,922
                                               --------
NON-AGENCY MORTGAGE BACKED OBLIGATIONS - 15.67%
Collateralized Mortgage
  Obligation Trust, 56 A, 9.00%,
  Due 5-1-2014..................       293          302
Residential Funding Securities
  Corporation, 6.7125%, Due
  6-25-2025.....................     7,020        7,018
Resolution Trust Corporation,
  1992-MH3 B1, 7.25%, Due
  12-15-2011....................     9,610        9,695
Resolution Trust Corporation,
  1992-7 A3, 6.97312%, Due
  3-25-2022.....................     3,510        3,580
Resolution Trust Corporation,
  1992-6 A3, 6.3616%, Due
  1-25-2026.....................     3,403        3,499
Resolution Trust Corporation,
  1992-1 A1, 6.3860%, Due
  5-25-2028.....................     3,910        3,989
Resolution Trust Corporation,
  1992-4 A2, 6.2696%, Due
  7-25-2028.....................     3,810        3,892
                                               --------
    TOTAL NON-AGENCY MORTGAGE
      BACKED OBLIGATIONS........                 31,975
                                               --------
FOREIGN SOVEREIGN OBLIGATION - 2.75%
Quebec, Province of, 8.625%, Due
  1-19-2005.....................     5,000        5,606

                             See accompanying notes

AMERICAN AADVANTAGE LIMITED-TERM INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

                                    Par
                                   Amount       Value
                                  --------     --------
                                  (dollars in thousands)
                                               --------
REPURCHASE AGREEMENT (NOTE A) - 3.59%
Lehman Brothers, Inc., REPO,
  5.86%, Dated 10-31-1995, Due
  11-1-1995, with a maturing
  value of 7,354,
  (Collateralized by $7,354 U.S.
  Treasury Note, 6.625%, Due
  3-31-1997, market
  value - $7,499)...............  $  7,331     $  7,331
                                               --------

                                    Par
                                   Amount       Value
                                  --------     --------
                                  (dollars in thousands)
TOTAL INVESTMENTS - 99.52% (COST
  $203,007).....................               $203,070
                                               --------
OTHER ASSETS, NET OF
  LIABILITIES - 0.48%...........                    976
                                               --------
TOTAL NET ASSETS - 100%.........               $204,046
                                               ========

---------------

Based on the cost of investments of $203,007 for federal income tax purposes at October 31, 1995, the aggregate gross unrealized appreciation was $568, the unrealized depreciation was $505, and the net unrealized appreciation of investments was $63.

(A) Rates associated with short-term investments represent yield to maturity.

ABBREVIATIONS:

ARM - Adustable Rate Mortgage
MTN - Medium Term Note
REMIC - Real Estate Mortgage Investment Conduit
REPO - Repurchase Agreement
VR - Variable Rate

                             See accompanying notes

AMERICAN AADVANTAGE MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

                                  Par
                                 Amount        Value
                                --------     ----------
                                (dollars in thousands)
EURODOLLAR TIME DEPOSITS
  (NOTE A) - 7.87%
Bank Brussells Lambert,
  5.9375%, Due 11-1-1995......  $ 60,167     $   60,167
Bank of Ireland, 5.9375%,
  Due 11-1-1995...............    46,000         46,000
                                             ----------
    TOTAL EURODOLLAR TIME
      DEPOSITS................                  106,167
                                             ----------
CERTIFICATES OF DEPOSIT
  (NOTE A) - 14.02%
YANKEE DOLLAR, FOREIGN
  BANKS - 11.79%
Banca CRT, S.P.A., Variable
  Rate, 5.8125%,
  Due 12-20-1995..............    90,000         90,000
Postipankki Bank, Limited, New
  York, Variable Rate Demand,
  5.875%, Due 9-5-1996
  (Note C)....................    69,000         69,000
                                             ----------
    TOTAL YANKEE CERTIFICATES
      OF DEPOSIT..............                  159,000
                                             ----------
DOMESTIC BANK - 2.23%
Banco Popular de Puerto Rico,
  Variable Rate, 6.0625%,
  Due 4-1-1996 (Note B).......    30,000         30,000
                                             ----------
    TOTAL CERTIFICATES OF
      DEPOSIT.................                  189,000
                                             ----------
BANKERS' ACCEPTANCES
  (NOTE A) - 8.51%
Bank of Tokyo, Los Angeles,
  5.98%, Due 11-6-1995........     7,000          6,994
Bank of Tokyo, New York,
  6.20%, Due 2-1-1996.........    25,000         24,610
Bank of Tokyo, New York,
  6.13%, Due 2-7-1996.........    10,000          9,836
Bank of Tokyo, New York,
  5.86%, Due 2-15-1996........     6,000          5,899
Bank of Tokyo, New York,
  5.86%, Due 2-16-1996........     8,500          8,355
Bank of Tokyo, New York,
  5.87%, Due 3-18-1996........     6,000          5,869
Industrial Bank of Japan,
  Los Angeles, 6.11%,
  Due 2-20-1996...............    36,200         35,533
Sanwa Bank, Limited, New York,
  6.16%, Due 2-12-1996........    18,000         17,689
                                             ----------
    TOTAL BANKERS'
      ACCEPTANCES.............                  114,785
                                             ----------

                                  Par
                                 Amount        Value
                                --------     ----------
                                (dollars in thousands)
COMMERCIAL PAPER
  (NOTE A) - 8.82%
Caterpillar Financial Services
  Corporation, 5.96%, Due
  11-17-1995..................  $ 20,000     $   19,948
Caterpillar Financial Services
  Corporation, 5.97%, Due
  11-21-1995..................    50,000         49,839
Chrysler Financial
  Corporation, 5.74%, Due
  2-27-1996...................    50,000         49,099
                                             ----------
    TOTAL COMMERCIAL PAPER....                  118,886
                                             ----------
VARIABLE RATE MEDIUM-TERM NOTES
  (NOTE A) - 34.33%
American Honda Finance
  Corporation, 5.9375%,
  Due 1-26-1996...............    75,000         74,996
BanPonce Corporation, 6.0625%,
  Due 2-16-1996 (Note B)......    27,000         27,000
BanPonce Corporation, 6.0625%,
  Due 2-28-1996 (Note B)......    25,000         25,000
Barnett Banks, Incorporated,
  5.9375%, Due 1-26-1996......   100,000        100,000
Bear Stearns Companies,
  Incorporated, 5.99%,
  Due 2-5-1996................    25,000         25,000
FINOVA Capital Corporation,
  6.125%, Due 2-15-1996.......    32,275         32,289
General Electric Capital
  Corporation, 5.953125%,
  Due 10-3-1996...............    20,000         20,012
General Motors Acceptance
  Corporation, 6.0625%,
  Due 12-22-1995..............    44,500         44,504
General Motors Acceptance
  Corporation, 6.125%,
  Due 5-6-1996................    10,000         10,008
Key Corporation, 5.8625%,
  Due 12-21-1995..............    52,000         52,000
Norwest Corporation, 5.8625%,
  Due 9-18-1996...............    25,000         25,024
Wells Fargo & Company,
  5.7925%, Due 1-19-1996......    27,000         26,999
                                             ----------
    TOTAL VARIABLE RATE
      MEDIUM - TERM NOTES.....                  462,832
                                             ----------
BANK NOTES (NOTE A) - 16.47%
First National Bank of Boston,
  5.75%, Due 12-4-1995........    40,000         40,000
First National Bank of Boston,
  Variable Rate, 5.905%,
  Due 1-22-1996...............    35,000         35,000
Old Kent Bank & Trust Company,
  Grand Rapids, Variable Rate,
  5.9375%, Due 1-16-1996......    37,000         37,000

                             See accompanying notes

AMERICAN AADVANTAGE MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

                                  Par
                                 Amount        Value
                                --------     ----------
                                (dollars in thousands)
Old Kent Bank & Trust Company,
  Grand Rapids, Variable Rate,
  5.9375%,
  Due 4-4-1996................  $ 20,000     $   20,000
Shawmutt Bank, Connecticut,
  Variable Rate, 5.9375%,
  Due 11-21-1995..............    90,000         90,000
                                             ----------
    TOTAL BANK NOTES..........                  222,000
                                             ----------
MASTER NOTE (NOTE A) - 4.67%
Lehman Brothers Holdings Inc.,
  Variable Rate Demand,
  6.025%, Due 5-31-1996 (Note
  C)..........................    63,000         63,000
                                             ----------

                                  Par
                                 Amount        Value
                                --------     ----------
                                (dollars in thousands)
PROMISSORY NOTE
  (NOTE A) - 5.19%
Goldman Sachs Group L.P.,
  5.875%, Due 1-12-1996.......  $ 70,000     $   70,000
                                             ----------
TOTAL INVESTMENTS - 99.88%
  (COST $1,346,670)...........                1,346,670
                                             ----------
OTHER ASSETS, NET OF
  LIABILITIES - 0.12%.........                    1,645
                                             ----------
TOTAL NET
  ASSETS - 100%...............               $1,348,315
                                             ==========

---------------

Based on the cost of investments of $1,346,670 for federal income tax purposes at October 31, 1995, there was no unrealized appreciation or depreciation of investments.

(A) Rates associated with money market securities represent yield to maturity or yield to next reset date.

(B) Obligation is subject to a same day credit quality put back to issuer.

(C) Obligation is subject to an unconditional put back to the issuer with seven calendar days notice.

ABBREVIATION:

L.P. -- Limited Partnership

                             See accompanying notes

AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

                                   Par
                                  Amount       Value
                                  ------      --------
                                  (dollars in thousands)
MUNICIPAL BONDS (NOTE A) - 83.59%
ALABAMA - 3.07%
Phenix City Industrial
  Development Board (Mead Coated
  Board Project) Series 1993A,
  3.90%, Due 6-1-2028, LOC
  Toronto Dominion Bank, VRDO...  $ 600       $   600
                                              -------
    TOTAL ALABAMA...............                  600
                                              -------
CALIFORNIA - 3.58%
Irvine Ranch Calif. Water
  District Series 1993, 3.90%,
  Due 4-1-2033, LOC Bank Of
  America, VRDO.................    700           700
                                              -------
    TOTAL CALIFORNIA............                  700
                                              -------
FLORIDA - 1.02%
Dade County, Florida Capital
  Asset Acquisition, Series
  1990, 4.15%, Due 10-1-2010,
  LOC Sanwa Bank, VRDO..........    200           200
                                              -------
    TOTAL FLORIDA...............                  200
                                              -------
GEORGIA - 15.34%
Development Authority of
  Cartersville (Sekisui Jushi
  America, Inc. Project) Series
  1992, 4.95%, Due 6-1-2012, LOC
  Sanwa Bank, Limited, VRDO.....    900           900
Gainesville Redevelopment
  Authority Series 1986, (Hotel
  of Gainesville Assoc. Project)
  4.95%, Due 12-1-2007, LOC
  SunTrust Bank, Atlanta,
  VRDO..........................    900           900
Thomaston-Upson County
  Industrial Development Revenue
  Authority (Yamaha Music
  Manufacturing, Inc.), 5.10%,
  Due 8-1-2018, LOC Bank of
  Tokyo, VRDO...................  1,200         1,200
                                              -------
    TOTAL GEORGIA...............                3,000
                                              -------
INDIANA - 7.66%
Indianapolis Indiana Resource
  Recovery Revenue Bonds (Ogden
  Martin Systems of
  Indianapolis, Inc. Project)
  4.20%, Due 12-1-2016, LOC
  Swiss Bank, VRDO..............    900           900
Seymour Economic Development
  Revenue Bonds (Kobelco Metal
  Powder of America, Inc.,
  Project) 5.10%, Due
  12-15-1997, LOC Industrial
  Bank of Japan, VRDO...........    600           600
                                              -------
    TOTAL INDIANA...............                1,500
                                              -------

                                   Par
                                  Amount       Value
                                  ------      -------
                                 (dollars in thousands)
KENTUCKY - 3.58%
Bowling Green Industrial
  Building Revenue Bonds (TWN
  Fastener, Inc. Project) Series
  1988, 4.45%, Due 3-1-2008, LOC
  Industrial Bank of Japan,
  VRDO..........................  $ 700       $   700
                                              -------
    TOTAL KENTUCKY..............                  700
                                              -------
LOUISIANA - 5.67%
Louisiana Public Facilities
  Authority Revenue Bonds Series
  1985A, 4.30%, Due 12-1-2005,
  LOC Sumitomo Bank, Limited,
  VRDO..........................  1,110         1,110
                                              -------
    TOTAL LOUISIANA.............                1,110
                                              -------
MICHIGAN - 2.04%
Delta County, Michigan Economic
  Development Authority (Mead -
  Escanaba Paper Company
  Project) Series 1985C, 4.00%,
  Due 12-1-2023, LOC Bank of
  Nova Scotia, VRDO.............    400           400
                                              -------
    TOTAL MICHIGAN..............                  400
                                              -------
NEBRASKA - 4.60%
Lancaster County (Sun-Husker
  Foods, Incorporated Project)
  Series 1989, 4.45%, Due
  8-15-2009, LOC Bank of Tokyo,
  VRDO..........................    900           900
                                              -------
    TOTAL NEBRASKA..............                  900
                                              -------
NEVADA - 6.64%
Clark County Industrial
  Development Revenue Bond,
  (Nevada Power Company Project)
  Series 1985, 4.70%, Due
  12-1-2015, LOC Fuji Bank,
  Limited, VRDO.................  1,300         1,300
                                              -------
    TOTAL NEVADA................                1,300
                                              -------
NEW YORK - 3.58%
The City of New York General
  Obligation Series 1994 B-2(1),
  4.05%, Due 8-15-2020, LOC
  Dai-Ichi Kangyo Bank, VRDO....    400           400
New York State Environmental
  Facilities Corporation (Equity
  of Huntington, Inc. Project)
  Series 1989, 4.10%, Due
  11-1-2014, LOC Union Bank of
  Switzerland, VRDO.............    300           300
                                              -------
    TOTAL NEW YORK..............                  700
                                              -------

                             See accompanying notes

AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

                                   Par
                                  Amount       Value
                                  ------      --------
                                  (dollars in thousands)
PENNSYLVANIA - 7.66%
Gettysburg Area Industrial
  Development Authority,
  (Dal-Tile Corporation) Series
  1987B, 4.10%, Due 3-1-2004,
  LOC Credit Suisse, VRDO.......  $ 800       $   800
Northumberland County Industrial
  Development Authority (Foster
  Wheeler Mt. Carmel, Inc.
  Project) Series 1987A, 4.05%,
  Due 2-1-2010, LOC Union Bank
  of Switzerland, VRDO..........    100           100
Northumberland County Industrial
  Development Authority (Foster
  Wheeler Mt. Carmel, Inc.
  Project) Series 1987B, 4.05%,
  Due 2-1-2010, LOC Union Bank
  of Switzerland, VRDO..........    600           600
                                              -------
    TOTAL PENNSYLVANIA..........                1,500
                                              -------
TENNESSEE - 2.55%
Blount County Industrial
  Development Revenue Bonds
  (Advanced Crystal Technology,
  Inc. Project) Series 1988,
  4.45%, Due 8-1-2008, LOC
  Industrial Bank of Japan,
  VRDO..........................    500           500
                                              -------
    TOTAL TENNESSEE.............                  500
                                              -------
TEXAS - 3.07%
Harris County Industrial
  Development Revenue Bonds
  (Zeon Chemicals Project)
  Series 1989, 4.45%, Due
  2-1-2009, LOC Industrial Bank
  of Japan, VRDO................    600           600
                                              -------
    TOTAL TEXAS.................                  600
                                              -------
VIRGINIA - 3.83%
Alexandria Virginia Industrial
  Development Authority, 4.20%,
  Due 12-1-2016, LOC Swiss Bank,
  VRDO..........................    750           750
                                              -------
    TOTAL VIRGINIA..............                  750
                                              -------
WASHINGTON - 7.66%
Port Angeles Industrial
  Development Corporation
  (Daishowa America Project)
  Series 1992, 4.45%, Due
  8-1-2007, LOC Industrial Bank
  of Japan, VRDO................    200           200
Port Everett Revenue Bonds
  Series 1986, 4.45%, Due
  12-1-2006, LOC Sumitomo Bank,
  Limited, VRDO.................  1,300         1,300
                                              -------
    TOTAL WASHINGTON............                1,500
                                              -------

                                   Par
                                  Amount       Value
                                  ------      -------
                                (dollars in thousands)
WEST VIRGINIA - 1.02%
West Virginia State Hospital
  (St. Joseph's Hospital
  Project), 4.15%, Due
  10-1-2010, LOC Mitsubishi
  Bank, Limited,
  VRDO..........................  $ 200       $   200
                                              -------
    TOTAL WEST VIRGINIA.........                  200
                                              -------
WYOMING - 1.02%
Platte County (Tri-State
  Generation and Transmission
  Association, Inc. Project)
  Series 1984A, 4.10%, Due
  7-1-2014, LOC Societe
  Generale, VRDO................    200           200
                                              -------
    TOTAL WYOMING...............                  200
                                              -------
    TOTAL MUNICIPAL BONDS.......               16,360
                                              -------
MUNICIPAL COMMERCIAL PAPER
  (NOTE A) - 9.96%
INDIANA - 6.13%
Indiana Development Finance
  Authority (Pure Air on the
  Lake Partnership) Series
  1990A, 3.75%, Due 12-5-1995,
  LOC Fuji Bank, Limited........    600           600
Indiana Development Finance
  Authority (Pure Air on the
  Lake Partnership) Series
  1990A, 3.65%, Due 11-21-1995,
  LOC Fuji Bank, Limited........    600           600
                                              -------
    TOTAL INDIANA...............                1,200
                                              -------
PENNSYLVANIA - 3.83%
Carbon County Industrial
  Development Authority (Panther
  Creek Project) Series 1991A,
  3.65%, Due 12-5-1995, LOC
  National Westminster..........    750           750
                                              -------
    TOTAL PENNSYLVANIA..........                  750
                                              -------
    TOTAL MUNICIPAL COMMERCIAL
      PAPER.....................                1,950
                                              -------
OTHER INVESTMENTS - 6.52%
Lehman Municipal Money Market
  Fund..........................    936           936
Provident Institutional
  Municipal Cash Fund...........    341           341
                                              -------
    TOTAL OTHER INVESTMENTS.....                1,277
                                              -------
TOTAL INVESTMENTS - 100.07%
  (COST - $19,587)..............               19,587
                                              -------
LIABILITIES, NET OF OTHER
  ASSETS - (0.07%)..............                  (13)
                                              -------
TOTAL NET ASSETS - 100%.........              $19,574
                                              =======

                             See accompanying notes

AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

---------------

Based on the cost of investments of $19,587 for federal income tax purposes at October 31, 1995, there was no unrealized appreciation or depreciation of investments.

(A) Rates associated with money market securities represent yield to maturity or yield to next reset date.

ABBREVIATIONS:

LOC - Letter of Credit
VRDO - Variable Rate Demand Obligation, which is subject to an unconditional put which requires no more than 7 days notification.

                             See accompanying notes

                      (This page intentionally left blank)

AMERICAN AADVANTAGE U.S. TREASURY MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

                                    Par
                                   Amount       Value
                                  --------     --------
                                  (dollars in thousands)
REPURCHASE AGREEMENTS (NOTE A) - 78.93%
CS First Boston Corp., 5.625%,
  Dated 10-31-1995, Due
  11-1-1995 with a maturing
  value of $2,000.
  (Collateralized by $1,995 U.S.
  Treasury Notes, 7.50%, due
  1-31-1996, aggregate market
  value - $2,041)...............  $  2,000     $  2,001
Dean Witter Reynolds, Inc.
  5.65%, Dated 10-31-1995, Due
  11-1-1995 with a maturing
  value of $2,000.
  (Collateralized by $1,820 U.S.
  Treasury Notes, 7.50%, due
  11-15-2016, aggregate market
  value - $2,107)...............     2,000        2,000
Fuji Securities, Inc., 5.80%,
  Dated 10-31-1995, Due
  11-1-1995 with a maturing
  value of $2,000.
  (Collateralized by $1,995 U.S.
  Treasury Notes, 6.875%, due
  3-31-1997, aggregate market
  value - $2,039)...............     2,000        2,000
Goldman Sachs & Co., 5.70%,
  Dated 10-31-1995, Due
  11-1-1995 with a maturing
  value of $2,000.
  (Collateralized by $1,325 U.S.
  Treasury Notes, 13.75%, due
  8-15-2004, aggregate market
  value - $2,049)...............     2,000        2,000
J.P. Morgan Securities, Inc.,
  5.85% Dated 10-31-1995, Due
  11-1-1995 with a maturing
  value of $2,000.
  (Collateralized by $1,382 U.S.
  Treasury Notes, 12.00%, due
  5-15-2005, aggregate market
  value - $2,041)...............     2,000        2,000
Lehman Brothers, Inc., 5.86%,
  Dated 10-31-1995, Due
  11-1-1995 with a maturing
  value of $12,665.
  (Collateralized by $7,910 U.S.
  Treasury Notes, 9.375%, due
  4-15-1996, and $4,725, 6.75%,
  due 2-28-1997, aggregate
  market value - $12,916).......    12,663       12,663

                                    Par
                                   Amount       Value
                                  --------     --------
                                  (dollars in thousands)
Merrill Lynch Government
  Securities, Inc., 5.70%, Dated
  10-31-1995, Due 11-1-1995 with
  a maturing value of $2,000.
  (Collateralized by $2,000 U.S.
  Treasury Notes, 9.375%, due
  4-15-1996, aggregate market
  value - $2,041)...............  $  2,000     $  2,000
Morgan Stanley & Co., Inc.,
  5.70%, Dated 10-31-1995, Due
  11-1-1995 with a maturing
  value of $2,000.
  (Collateralized by $1,670 U.S.
  Treasury Notes, 8.125%, due
  8-15-2021, aggregate market
  value - $2,043)...............     2,000        2,000
Nomura Securities International,
  Inc., 5.85%, Dated 10-31-1995,
  Due 11-1-1995 with a maturing
  value of $2,000.
  (Collateralized by $2,065 U.S.
  Treasury Notes, 5.00%, due
  1-31-1999, aggregate market
  value - $2,045)...............     2,000        2,000
Sanwa Securities Co. L.P.,
  5.85%, Dated 10-31-1995, Due
  11-1-1995 with a maturing
  value of $12,502.
  (Collateralized by $11,433
  U.S. Treasury Notes, 7.50%,
  due 11-15-2001, aggregate
  market value - $12,749).......    12,500       12,500
Smith Barney, Inc., 5.70%, Dated
  10-31-1995, Due 11-1-1995 with
  a maturing value of $2,000.
  (Collateralized by $2,100 U.S.
  Treasury Notes, 4.75%, due
  10-31-1998, aggregate market
  value - $2,044)...............     2,000        2,000
                                               --------
    TOTAL REPURCHASE
      AGREEMENTS................                 43,164
                                               --------
UNITED STATES TREASURY
  BILLS - 21.65%
U.S. Treasury Bill, 5.31%, Due
  2-1-1996......................    12,000       11,837
                                               --------
TOTAL INVESTMENTS - 100.58%
  (COST - $55,001)..............                 55,001
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (0.58%)..............                   (315)
                                               --------
TOTAL NET ASSETS - 100%.........               $ 54,686
                                               ========

---------------

Based on the cost of investments of $55,001 for federal income tax purposes at October 31, 1995, there was no unrealized appreciation or depreciation of investments.

(A) Rates associated with money market securities represent yield to maturity.

ABBREVIATIONS:
L.P. - Limited Partnership

                             See accompanying notes

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1995
--------------------------------------------------------------------------------

                                                                                            International  Limited-Term
                                                                             Growth and       Equity          Income
                                                            Balanced Fund    Income Fund       Fund            Fund
                                                            -------------    -----------    -----------    ------------
                                                                          (in thousands, except share and
                                                                                per share amounts)
ASSETS:
    Cash, including foreign currency.....................    $         -     $        -      $    5,908     $        -
    Investments in securities at value (cost -- $684,123;
      $648,080; $230,014; $203,007, respectively)*.......        792,673        787,147         253,575        203,070
    Dividends and interest receivable....................          6,237          1,933             674          2,849
    Reclaims receivable..................................              -              -             262              -
    Receivable for investments sold......................          5,327          4,675           2,181              -
    Other................................................             65              5               6              7
                                                              ----------     ----------      ----------     ----------
        TOTAL ASSETS.....................................        804,302        793,760         262,606        205,926
LIABILITIES:
    Payable for investments purchased....................          3,757          7,107           3,258              -
    Payable for fund shares redeemed.....................            681            405           1,730            688
    Unrealized depreciation on foreign currency
      contracts..........................................              -              -             558              -
    Dividends payable....................................              -              -               -          1,083
    Management, administrative services and investment
      advisory fees payable (Note 2).....................            726            672             439             72
    Other liabilities....................................            125             62             214             37
                                                              ----------     ----------      ----------     ----------
        TOTAL LIABILITIES................................          5,289          8,246           6,199          1,880
                                                              ----------     ----------      ----------     ----------
        NET ASSETS.......................................     $  799,013     $  785,514      $  256,407     $  204,046
                                                              ==========     ==========      ==========     ==========
NET ASSETS CONSIST OF:
    Paid-in-capital......................................     $  639,074     $  601,519      $  223,999     $  208,932
    Accumulated undistributed income:
      Net investment income..............................         26,077         16,460           5,440             53
      Net realized gain (loss) on investments............         25,312         28,468           3,936         (5,002)
      Unrealized appreciation of investments.............        108,550        139,067          23,032             63
                                                              ----------     ----------      ----------     ----------
        NET ASSETS.......................................     $  799,013     $  785,514      $  256,407     $  204,046
                                                              ==========     ==========      ==========     ==========
Shares outstanding (no par value):
    Institutional Class..................................     17,916,479      4,500,035       1,938,710     13,983,274
                                                              ==========     ==========      ==========     ==========
    Mileage Class........................................         74,118        138,890          95,106         59,324
                                                              ==========     ==========      ==========     ==========
    PlanAhead Class......................................        392,248        304,869         110,324        160,449
                                                              ==========     ==========      ==========     ==========
    AMR Class............................................     38,819,317     44,324,555      17,122,537      6,581,389
                                                              ==========     ==========      ==========     ==========
Net Asset Value per share:
    Institutional Class..................................     $    13.95     $    15.91      $    13.29     $     9.82
                                                              ==========     ==========      ==========     ==========
    Mileage Class........................................     $    13.90     $    15.84      $    13.20     $     9.82
                                                              ==========     ==========      ==========     ==========
    PlanAhead Class......................................     $    13.90     $    15.81      $    13.20     $     9.82
                                                              ==========     ==========      ==========     ==========
    AMR Class............................................     $    13.98     $    15.95      $    13.31     $     9.81
                                                              ==========     ==========      ==========     ==========

* Includes repurchase agreement of $7,331 for the Limited-Term Income Fund.

                             See accompanying notes

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1995
--------------------------------------------------------------------------------

                                                                                                              U.S.
                                                                                             Municipal      Treasury
                                                                              Money            Money          Money
                                                                           Market Fund      Market Fund    Market Fund
                                                                          --------------    -----------    -----------
                                                                                (in thousands, except share and
                                                                                       per share amounts)
ASSETS:
    Cash...............................................................   $            -    $         -    $         -
    Investments in securities at value (cost - $1,346,670; $19,587;
      $55,001, respectively)*..........................................        1,346,670         19,587         55,001
    Interest receivable................................................            8,205             86              7
    Other..............................................................               96              2             26
                                                                          --------------    -----------    -----------
        TOTAL ASSETS...................................................        1,354,971         19,675         55,034
LIABILITIES:
    Dividends payable..................................................            6,223             55            251
    Management, administrative services and investment advisory fees
      payable (Note 2).................................................              222              -             33
    Other liabilities..................................................              211             46             64
                                                                          --------------    -----------    -----------
        TOTAL LIABILITIES..............................................            6,656            101            348
                                                                          --------------    -----------    -----------
        NET ASSETS.....................................................   $    1,348,315    $    19,574    $    54,686
                                                                          ==============    ===========    ===========
NET ASSETS CONSIST OF:
    Paid-in-capital....................................................   $    1,348,315    $    19,574    $    54,686
                                                                          ==============    ===========    ===========
Shares outstanding (no par value):
    Institutional Class................................................    1,206,040,567          6,862     47,184,076
                                                                          ==============    ===========    ===========
    Mileage Class......................................................      100,285,687     19,438,365      6,972,071
                                                                          ==============    ===========    ===========
    PlanAhead Class....................................................       41,988,619        128,591        529,773
                                                                          ==============    ===========    ===========
Net Asset Value per share:
    Institutional Class................................................   $         1.00    $      1.00    $      1.00
                                                                          ==============    ===========    ===========
    Mileage Class......................................................   $         1.00    $      1.00    $      1.00
                                                                          ==============    ===========    ===========
    PlanAhead Class....................................................   $         1.00    $      1.00    $      1.00
                                                                          ==============    ===========    ===========

*Includes repurchase agreements of $43,164 for the U.S. Treasury Money Market Fund.

                             See accompanying notes

                      (This page intentionally left blank)

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF OPERATIONS
Year Ended October 31, 1995
--------------------------------------------------------------------------------

                                                                                                      Municipal    U.S. Treasury
                                            Growth and    International    Limited-Term     Money       Money          Money
                                Balanced      Income          Equity          Income        Market      Market         Market
                                  Fund         Fund            Fund            Fund          Fund        Fund           Fund
                                ---------   -----------   --------------   -------------   --------   ----------   --------------
                                                                         (in thousands)
INVESTMENT INCOME:
    Interest income............ $ 20,163     $   2,797       $    974         $11,177      $ 95,523      $805          $3,947
    Dividend income (net of
      foreign taxes of $758 in
      International Equity
      Fund)....................   14,620        20,137          6,449               -             -         -               -
    Income derived from
      securities lending,
      net......................       11             2              2               8             -         -               -
                                --------    ----------    -----------      ----------      --------     -----         -------
        TOTAL INVESTMENT
          INCOME...............   34,794        22,936          7,425          11,185        95,523       805           3,947
                                --------    ----------    -----------      ----------      --------     -----         -------
EXPENSES:
    Management and investment
      advisory fees (Note 2)...    2,011         1,850            942             322         2,376        30             107
    Administrative service
      fees:
      Institutional Class......      702           132             71             299           745         3              32
      Mileage Class............        2             4              4               2            39         7               4
      PlanAhead Class..........        6             5              3               2             8         -               -
      AMR Class................      235           297            101              30             -         -               -
    Custodian fees.............      143           114            246              70           173         2               8
    Transfer agent fees:
      Mileage Class............        1             3              3               1            69        13               8
      PlanAhead Class..........        5             3              2               1            11         -               -
    Professional fees..........       69            60             45              39           134        19              41
    Registration fees and
      expenses.................       66            64             22              38            64        46              30
    Distribution
      fees -- Mileage Class....        2             3              3               1           194        36              11
    Service fees -- PlanAhead
      Class....................        5             4              2               2            41         -               -
    Other......................       28            23             11              22            79         7               6
                                --------    ----------    -----------      ----------      --------     -----         -------
                                   3,275         2,562          1,455             829         3,933       163             247
                                --------    ----------    -----------      ----------      --------     -----         -------
    Less fees waived (Note
      2).......................        3             3              -               3             -        40               -
                                --------    ----------    -----------      ----------      --------     -----         -------
        NET EXPENSES...........    3,272         2,559          1,455             826         3,933       123             247
                                --------    ----------    -----------      ----------      --------     -----         -------
        NET INVESTMENT
          INCOME...............   31,522        20,377          5,970          10,359        91,590       682           3,700
                                --------    ----------    -----------      ----------      --------     -----         -------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on
      investments..............   25,895        28,115          4,785          (1,552)           19         -               8
    Net realized translation
      loss on assets and
      liabilities denominated
      in foreign currencies....        -             -           (474)              -             -         -               -
    Unrealized appreciation of
      investments..............   71,067        75,331          6,509           3,688             -         -               -
    Unrealized translation gain
      on assets and liabilities
      denominated in foreign
      currencies...............        -             -          3,513               -             -         -               -
                                --------    ----------    -----------      ----------      --------     -----         -------
        NET GAIN (LOSS) ON
          INVESTMENTS..........   96,962       103,446         14,333           2,136            19         -               8
                                --------    ----------    -----------      ----------      --------     -----         -------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.... $128,484     $ 123,823       $ 20,303         $12,495      $ 91,609      $682          $3,708
                                ========    ==========    ===========      ==========      ========     =====         =======

                             See accompanying notes

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
Year Ended October 31,
--------------------------------------------------------------------------------

                                                            Growth and Income       International         Limited-Term
                                        Balanced Fund             Fund               Equity Fund           Income Fund
                                     -------------------   -------------------   -------------------   -------------------
                                       1995       1994       1995       1994       1995       1994       1995       1994
                                     --------   --------   --------   --------   --------   --------   --------   --------
                                                                        (in thousands)
OPERATIONS:
    Net investment income..........  $ 31,522   $ 26,753   $ 20,377   $ 16,186   $  5,970   $  3,189   $ 10,359   $ 11,205
    Net realized gain (loss) on
      investments (including effect
      of translation of assets and
      liabilities denominated in a
      foreign currency)............    25,895      5,036     28,115     20,401      4,311      4,750     (1,552)    (3,501)
    Net unrealized appreciation
      (depreciation) of investments
      (including effect of
      translation of assets and
      liabilities denominated in
      foreign currencies)..........    71,067    (31,362)    75,331    (18,803)    10,022      5,249      3,688     (6,059)
                                     --------   --------   --------   --------   --------   --------   --------   --------
    INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS....   128,484        427    123,823     17,784     20,303     13,188     12,495      1,645
                                     --------   --------   --------   --------   --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
      Institutional Class..........    (9,177)   (22,815)      (702)   (13,695)      (376)    (1,077)    (6,340)   (10,404)
      Mileage Class................        (5)         -        (14)         -        (14)         -        (33)        (2)
      PlanAhead Class..............       (23)         -         (4)         -        (10)         -        (42)        (1)
      AMR Class....................   (17,086)         -    (16,041)         -     (3,145)         -     (3,944)      (799)
    Net realized gain on
      investments:
      Institutional Class..........    (2,507)   (13,851)      (881)   (17,683)      (563)    (2,763)         -     (2,308)
      Mileage Class................        (1)         -        (18)         -        (20)         -          -          -
      PlanAhead Class..............        (6)         -         (5)         -        (15)         -          -          -
      AMR Class....................    (4,561)         -    (19,500)         -     (4,435)         -          -          -
                                     --------   --------   --------   --------   --------   --------   --------   --------
    TOTAL DISTRIBUTIONS TO
      SHAREHOLDERS.................   (33,366)   (36,666)   (37,165)   (31,378)    (8,578)    (3,840)   (10,359)   (13,514)
                                     --------   --------   --------   --------   --------   --------   --------   --------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of
      shares.......................   170,104    539,310    188,748    576,309     89,320    269,165    137,613    175,810
    Dividends reinvested...........    33,152     36,351     36,862     31,075      8,233      3,472      9,154     13,043
    Cost of shares redeemed........  (116,305)  (455,021)   (55,588)  (542,044)   (42,092)  (159,416)  (110,995)  (249,720)
                                     --------   --------   --------   --------   --------   --------   --------   --------
    INCREASE (DECREASE) IN NET
      ASSETS FROM CAPITAL SHARE
      TRANSACTIONS.................    86,951    120,640    170,022     65,340     55,461    113,221     35,772    (60,867)
                                     --------   --------   --------   --------   --------   --------   --------   --------
    INCREASE (DECREASE) IN NET
      ASSETS.......................   182,069     84,401    256,680     51,746     67,186    122,569     37,908    (72,736)
NET ASSETS:
    Beginning of year..............   616,944    532,543    528,834    477,088    189,221     66,652    166,138    238,874
                                     --------   --------   --------   --------   --------   --------   --------   --------
    END OF YEAR*...................  $799,013   $616,944   $785,514   $528,834   $256,407   $189,221   $204,046   $166,138
                                     ========   ========   ========   ========   ========   ========   ========   ========
    *Includes undistributed net
      investment income of.........  $ 26,077   $ 22,193   $ 16,460   $ 12,844   $  5,440   $  3,015   $     53   $     53
                                     ========   ========   ========   ========   ========   ========   ========   ========

                             See accompanying notes

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
Period Ended October 31,
--------------------------------------------------------------------------------

                                        Money Market                  Municipal Money           U.S. Treasury Money
                                            Fund                        Market Fund                 Market Fund
                                -----------------------------     -----------------------     -----------------------
                                    1995             1994           1995          1994          1995          1994
                                ------------     ------------     ---------     ---------     ---------     ---------
                                                                                 (Note 1)
                                                          (in thousands)

OPERATIONS:
    Net investment income.....  $     91,590     $     71,736     $     682     $     651     $   3,700     $   4,016
    Net realized gain on
      investments.............            19                1             -             -             8            17
                                ------------     ------------     ---------     ---------     ---------     ---------
    Increase in net assets
      resulting from
      operations..............        91,609           71,737           682           651         3,708         4,033
                                ------------     ------------     ---------     ---------     ---------     ---------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
    Net investment income:
      Institutional Class.....       (86,432)         (70,068)         (194)         (485)       (3,301)       (3,883)
      Mileage Class...........        (4,257)          (1,668)         (483)         (166)         (390)         (133)
      PlanAhead Class.........          (901)               -            (5)            -            (9)            -
    Net realized gain on
      investments:
      Institutional Class.....           (18)              (1)            -             -            (7)          (16)
      Mileage Class...........            (1)               -             -             -            (1)           (1)
      PlanAhead Class.........             -                -             -             -             -             -
                                ------------     ------------     ---------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS TO
      SHAREHOLDERS............       (91,609)         (71,737)         (682)         (651)       (3,708)       (4,033)
                                ------------     ------------     ---------     ---------     ---------     ---------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of
      shares..................    12,531,768       15,659,543       189,500       257,892       389,427       345,440
    Dividends reinvested......        54,680           27,886           668           595         2,823         2,962
    Cost of shares redeemed...   (13,189,189)     (16,649,945)     (191,043)     (238,038)     (411,339)     (411,440)
                                ------------     ------------     ---------     ---------     ---------     ---------
    INCREASE (DECREASE) IN NET
      ASSETS FROM CAPITAL
      SHARE TRANSACTIONS......      (602,741)        (962,516)         (875)       20,449       (19,089)      (63,038)
                                ------------     ------------     ---------     ---------     ---------     ---------
    INCREASE (DECREASE) IN NET
      ASSETS..................      (602,741)        (962,516)         (875)       20,449       (19,089)      (63,038)
NET ASSETS:
    Beginning of period.......     1,951,056        2,913,572        20,449             -        73,775       136,813
                                ------------     ------------     ---------     ---------     ---------     ---------
    END OF PERIOD.............  $  1,348,315     $  1,951,056     $  19,574     $  20,449     $  54,686     $  73,775
                                ============     ============     =========     =========     =========     =========

                             See accompanying notes

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1995
--------------------------------------------------------------------------------

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American AAdvantage Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end, management investment company with seven separate funds: the American AAdvantage Balanced Fund, the American AAdvantage Growth and Income Fund, the American AAdvantage International Equity Fund, the American AAdvantage Limited-Term Income Fund, the American AAdvantage Money Market Fund, the American AAdvantage Municipal Money Market Fund and the American AAdvantage U.S. Treasury Money Market Fund (collectively, the "Funds"). The Municipal Money Market Fund commenced active operations on November 10, 1993. The Trust commenced sales of a second class of shares of the Funds, designated as "Mileage Class" shares, on November 1, 1991 for the Money Market Fund, November 1, 1993 for the U.S. Treasury Money Market Fund, November 10, 1993 for the Municipal Money Market Fund and on August 1, 1994 for the Balanced, Growth and Income, International Equity and Limited-Term Income Funds (the "Variable NAV Funds"). At the same time, the existing shares of each Fund were redesignated as "Institutional Class" shares. On August 1, 1994, the Trust commenced sales of a third class of shares of the Funds, designated as "PlanAhead Class" shares and a fourth class of shares of the Variable NAV Funds, designated as "AMR Class" shares. Differences between the Classes include the services offered to and the expenses borne by each class and certain voting rights. Investment income, net capital gains (losses), and all expenses incurred by the Funds are allocated based on relative net assets of each class, except for 12b-1 fees, service fees and certain other fees and expenses related solely to one class of shares. The Mileage Class is the only class of shares which has a 12b-1 distribution fee, and the PlanAhead Class is the only class of shares with a service fee.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

     The following is a summary of the significant accounting policies followed by the Funds.

  Security Valuation

     Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange prior to the close of trading on the New York Stock Exchange (the "Exchange") or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. However, events may occur which affect the values of such securities and the exchange rates between the time of valuation and the close of the Exchange. Should events materially affect the value of such securities during this period, the securities are priced at fair value, as determined in good faith and pursuant to procedures approved by the Board of Trustees (the "Board"). Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) normally will be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1995 (Continued)
--------------------------------------------------------------------------------

characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the Board. Investment grade short-term obligations with 60 days or less to maturity and securities of the Money Market, Municipal Money Market and U.S. Treasury Money Market Funds (the "Money Market Funds") are valued using the amortized cost method. In the event that a deviation of 1/2 of 1% or more exists between the $1.00 per share price of the Money Market Funds, calculated at amortized cost, and the price per share calculated by reference to market quotations, or if there is any other deviation which the Board believes would result in a material dilution to shareholders or purchasers, the Board will promptly consider the appropriate action which should be initiated.

  Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale. The cost of securities sold is determined by the specific identification method. Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for amortization of premiums or accretion of discounts on investment grade short-term securities and zero coupon instruments.

  Valuation of Shares

     The price per share is calculated separately for each class of each Fund on each day on which shares are offered for sale and orders accepted or upon receipt of a redemption request. With respect to a class of a Fund, price per share is computed by dividing the value of the Class's pro rata allocation of the Fund's investments and other assets, less liabilities, by the number of Class shares outstanding.

  Federal Income and Excise Taxes

     It is the policy of each of the Funds to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

  Dividends and Distributions

     Dividends from net investment income of the Balanced, Growth and Income, and International Equity Funds, normally will be declared and paid annually. The Limited-Term Income Fund generally declares dividends from net investment income daily, payable monthly. Distributions, if any, of net realized capital gains normally will be paid annually after the close of the fiscal year in which realized.

     The Money Market Funds generally declare dividends daily from net investment income and net short-term capital gain, if any, payable monthly.

     Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1995 (Continued)
--------------------------------------------------------------------------------

  Expenses

     Expenses directly attributable to a Fund are charged to that Fund's operations. Expenses applicable to more than one investment portfolio of the Trust are allocated among the Trust's portfolios, usually on the basis of relative net assets. Each share of each Fund, regardless of class, bears equally those expenses that are allocated to the Fund as a whole.

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the bid price of such currencies against U.S. dollars as last quoted by a recognized dealer. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Funds include that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain on investments, as appropriate.

  Forward Foreign Currency Contracts

     The International Equity Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

  Repurchase Agreements

     Under the terms of a repurchase agreement, securities are acquired by a Fund from a securities dealer or a bank which are subject to resale at a later date. Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. All collateral is held through the Funds' custodian bank and is monitored daily by each Fund so that the collateral's market value exceeds the carrying value of the repurchase agreement.

2. MANAGEMENT, ADMINISTRATIVE SERVICES, INVESTMENT ADVISORY AND SHAREHOLDER SERVICES AGREEMENTS

     The Trust and the Manager are parties to a Management Agreement which, together with the Administrative Services and Shareholder Services Agreements described below, obligate the Manager to provide or oversee the provision of all administrative, investment advisory and portfolio management services. Investment assets of the Balanced, Growth and Income, and International Equity Funds are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. The Manager serves as the sole investment adviser to the Limited-Term Income Fund, and each of the Money Market Funds. As compensation for performing investment advisory services for the Funds, the Manager receives from the Funds an annualized fee equal to
 .20% of the net asset value of the Limited-Term Income Fund, .15% of the net asset value of each of the Money Market Funds, and .05% of the net asset value of the Balanced, Growth and Income, and International Equity Funds. In addition, the Manager is reimbursed by the Funds for fees paid to investment advisers hired by

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1995 (Continued)
--------------------------------------------------------------------------------

the Manager to direct investment activities of the Balanced, Growth and Income and International Equity Funds.

     Prior to August 1, 1994, shareholders of the Variable NAV Funds had to enter into a Shareholder Services Agreement with the Manager under which the Manager agreed to provide or oversee administrative and management services. Under the agreement, the Manager received from each shareholder a fee at an annual rate of up to .30% of that shareholder's net assets invested in the Funds. Shareholder services fees charged could vary based on the size of a shareholder's investment. Under this agreement shareholder services fees were charged directly to shareholders and were not an expense of the Funds and, therefore, are not included in the Funds' Statements of Operations. The Shareholder Services Agreements were terminated on July 31, 1994 and replaced by an Administrative Services Agreement.

     The Manager and the Trust entered into an Administrative Services Agreement effective October 1, 1990 for the Money Market Fund, March 2, 1992 for the U.S. Treasury Money Market Fund, November 10, 1993 for the Municipal Money Market Fund, and August 1, 1994 for the Variable NAV Funds which obligates the Manager to provide or oversee administrative and management services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives from each of the Money Market Funds and the AMR Class of the Variable NAV Funds an annualized fee of .05% of net assets. The Manager receives an annualized fee of .30% of the net assets of the Institutional, Mileage, and PlanAhead Classes of the Variable NAV Funds. During the year ended October 31, 1995, the Manager waived management and administrative services fees totaling $40,000 for the Municipal Money Market Fund.

     The Trust has adopted a "defensive" Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the plan authorizes the fees received by the Manager and the investment advisers hired by the Manager to be used for distribution purposes. Under this plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares. Each Mileage Class has adopted a separate distribution plan pursuant to Rule 12b-1 which provides that each Mileage Class will pay an annual fee of .25% of its average daily net assets to the Manager as compensation for distribution assistance. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance. During the year ended October 31, 1995, the Manager waived fees related to the Mileage Class of the Balanced, Growth and Income and Limited-Term Income Funds. The amounts waived were immaterial to each Fund.

3.  TRANSACTIONS WITH AFFILIATES

     Certain officers or trustees of the Trust are also officers of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated trustees are provided unlimited air transportation. For the year ended October 31, 1995, the cost of air transportation was not material to any of the Funds. At October 31, 1995, AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof owned 100% of AMR Class shares of the Variable NAV Funds, 11% of the Institutional Class shares of the Money Market Fund and 6% of the Institutional Class shares of the Municipal Money Market Fund.

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1995 (Continued)
--------------------------------------------------------------------------------

Trustees and officers of the trust as a group owned 1% of the Institutional Class of the Growth and Income Fund at October 31, 1995.

4.  INVESTMENT TRANSACTIONS

     Investment transactions for the year ended October 31, 1995 (excluding short-term investments) are as follows (in thousands):

                                                                   Balanced    Growth and     International  Limited-Term
                                                                     Fund      Income Fund    Equity Fund    Income Fund
                                                                   --------    -----------    -----------    ------------
Purchases.......................................................   $583,674     $ 297,926       $96,399        $310,634
Proceeds from sales.............................................    491,584       151,983        43,167         252,182

5.  CAPITAL SHARE TRANSACTIONS

  Variable NAV Funds

     The tables below summarize the activity in capital shares for each Class of the Variable NAV Funds (in thousands):

      Year ended October 31, 1995         Institutional Class    Mileage Class     PlanAhead Class        AMR Class
----------------------------------------  -------------------   ---------------   -----------------   -----------------
             Balanced Fund                Shares     Amount     Shares   Amount   Shares    Amount    Shares    Amount
----------------------------------------  -------   ---------   ------   ------   ------   --------   ------   --------
Shares sold.............................    3,917   $  50,397      88    $1,108      383    $  5,102    8,920   $113,497
Reinvestment of dividends...............      999      11,470       1         6        3          29    1,886     21,647
Shares redeemed.........................   (5,037)    (64,582)    (18)     (239)     (36)       (487)  (3,812)   (50,997)
                                          -------   ---------   -----    ------   ------    --------   ------   --------
Net increase (decrease) in shares
  outstanding...........................     (121)  $  (2,715)     71     $ 875      350    $  4,644    6,994   $ 84,147
                                          =======   =========   =====    ======    =====    ========   ======   ========
         Growth and Income Fund
----------------------------------------
Shares sold.............................    3,606   $  53,296     160    $2,274    1,175     $17,502    7,953   $115,676
Reinvestment of dividends...............      101       1,282       2        31        1           8    2,788     35,541
Shares redeemed.........................     (810)    (12,073)    (33)     (506)    (875)    (12,839)  (2,052)   (30,170)
                                          -------   ---------   -----    ------   ------    --------   ------   --------
Net increase in shares outstanding......    2,897   $  42,505     129    $1,799      301    $  4,671    8,689   $121,047
                                          =======   =========   =====    ======    =====    ========   ======   ========
       International Equity Fund
----------------------------------------
Shares sold.............................      941   $  11,924     135    $1,678      339    $  4,275    5,802   $ 71,443
Reinvestment of dividends...............       51         599       3        33        2          21      644      7,580
Shares redeemed.........................     (850)    (10,686)    (59)     (759)    (260)     (3,288)  (2,181)   (27,359)
                                          -------   ---------   -----    ------    -----    --------   ------   --------
Net increase in shares outstanding......      142   $   1,837      79    $  952       81    $  1,008    4,265   $ 51,664
                                          =======   =========   =====    ======    =====    ========   ======   ========
        Limited-Term Income Fund
----------------------------------------
Shares sold.............................   11,246   $ 109,868     103    $  999      155    $  1,517    2,596   $ 25,229
Reinvestment of dividends...............      542       5,265       3        29        3          27      395      3,833
Shares redeemed.........................   (9,396)    (91,138)    (62)     (605)     (39)       (381)  (1,934)   (18,871)
                                          -------   ---------   -----    ------    -----    --------   ------   --------
Net increase in shares outstanding......    2,392   $  23,995      44    $  423      119    $  1,163    1,057   $ 10,191
                                          =======   =========   =====    ======    =====    ========   ======   ========

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1995 (Continued)
--------------------------------------------------------------------------------

      Year ended October 31, 1994         Institutional Class    Mileage Class     PlanAhead Class        AMR Class
----------------------------------------  -------------------   ---------------   -----------------   -----------------
             Balanced Fund                Shares     Amount     Shares   Amount   Shares    Amount    Shares    Amount
----------------------------------------  -------   ---------   ------   ------   ------   --------   ------   --------
Shares sold.............................   11,589   $ 143,142       3    $  39       43    $    524   32,030   $395,605
Reinvestment of dividends...............    2,922      36,351       0        0        0           0        0          0
Shares redeemed.........................  (36,722)   (452,498)      0        0        0           0     (204)    (2,523)
                                          -------   ---------   -----    -----    -----    --------   ------   --------
Net increase (decrease) in shares
  outstanding...........................  (22,211)  $(273,005)      3    $  39       43    $    524   31,826   $393,082
                                          =======   =========   =====    =====    =====    ========   ======   ========
         Growth and Income Fund
----------------------------------------
Shares sold.............................    5,057   $  70,406      10    $ 148        4    $     54   36,133   $505,701
Reinvestment of dividends...............    2,226      31,075       0        0        0           0        0          0
Shares redeemed.........................  (38,282)   (534,986)      0        0        0           0     (497)    (7,058)
                                          -------   ---------   -----    -----    -----    --------   ------   --------
Net increase (decrease) in shares
  outstanding...........................  (30,999)  $(433,505)     10    $ 148        4    $     54   35,636   $498,643
                                          =======   =========   =====    =====    =====    ========   ======   ========
       International Equity Fund
----------------------------------------
Shares sold.............................    8,545   $ 104,872      16    $ 206       29    $    370   12,967   $163,717
Reinvestment of dividends...............      283       3,472       0        0        0           0        0          0
Shares redeemed.........................  (12,555)   (158,038)      0        0        0           0     (109)    (1,378)
                                          -------   ---------   -----    -----    -----    --------   ------   --------
Net increase (decrease) in shares
  outstanding...........................   (3,727)  $ (49,694)     16    $ 206       29    $    370   12,858   $162,339
                                          =======   =========   =====    =====    =====    ========   ======   ========
        Limited-Term Income Fund
----------------------------------------
Shares sold.............................   11,682   $ 116,153      15    $ 150      134    $  1,303    5,952   $ 58,204
Reinvestment of dividends...............    1,256      12,486       0        1        0           0       57        556
Shares redeemed.........................  (24,701)   (244,102)      0        0      (92)       (899)    (485)    (4.719)
                                          -------   ---------   -----    -----    -----    --------   ------   --------
Net increase (decrease) in shares
  outstanding...........................  (11,763)  $(115,463)     15    $ 151       42    $    404    5,524   $ 54,041
                                          =======   =========   =====    =====    =====    ========   ======   ========

Money Market Funds

     The tables below summarize the activity in capital shares for each class of the Money Market Funds (in thousands). Each share is valued at $1.00:

                                                Institutional Class           Mileage Class         PlanAhead Class
                                             --------------------------    --------------------    ------------------
                                                    Period ended               Period ended           Period ended
            Money Market Fund                 10/31/95       10/31/94      10/31/95    10/31/94    10/31/95  10/31/94
------------------------------------------   -----------    -----------    --------    --------    -------   --------
Shares sold...............................    12,106,153     15,486,169     297,557     173,349    128,058      25
Reinvestment of dividends.................        50,158         26,446       3,863       1,440        659       0
Shares redeemed...........................   (12,843,415)   (16,502,417)   (259,020)   (147,528)   (86,754)      0
                                             -----------    -----------    --------    --------    -------   -----
Net increase (decrease) in shares
  outstanding.............................      (687,104)      (989,802)     42,400      27,261     41,963      25
                                             ===========    ===========    ========    ========    =======   =====

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1995 (Continued)
--------------------------------------------------------------------------------

                                               Institutional Class           Mileage Class          PlanAhead Class
                                            --------------------------    --------------------    -------------------
                                                   Period ended               Period ended           Period ended
       Municipal Money Market Fund           10/31/95       10/31/94      10/31/95    10/31/94    10/31/95   10/31/94
-----------------------------------------   -----------    -----------    --------    --------    --------   --------
Shares sold..............................       146,600        234,665      42,208      23,227         692       0
Reinvestment of dividends................           223            456         440         139           5       0
Shares redeemed..........................      (156,552)      (225,385)    (33,923)    (12,653)       (568)      0
                                            -----------    -----------    --------    --------    --------   -----
Net increase (decrease) in shares
  outstanding............................        (9,729)         9,736       8,725      10,713         129       0
                                            ===========    ===========    ========    ========   =========   =====
     U.S. Treasury Money Market Fund
-----------------------------------------
Shares sold..............................       371,049        324,942      16,404      20,498       1,974       0
Reinvestment of dividends................         2,455          2,858         362         104           6       0
Shares redeemed..........................      (393,927)      (397,005)    (15,962)    (14,435)     (1,450)      0
                                            -----------    -----------    --------    --------    --------   -----
Net increase (decrease) in shares
  outstanding............................       (20,423)       (69,205)        804       6,167         530       0
                                            ===========    ===========    ========    ========    ========   =====

6.  COMMITMENTS

     In order to protect against a decline in the value of particular foreign currencies against the U.S. dollar, the International Equity Fund has entered into forward contracts to deliver foreign currency in exchange for U.S. dollars as described below. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract. At October 31, 1995, the Fund had outstanding forward foreign currency contracts as follows:



                           Contracts to Sell                                Settlement               Unrealized
-------------------------------------------------------------------------      Date        Value     Gain (Loss)
                       (amounts in thousands)                               ----------    -------    -----------
   3,000  CHF............................................................    11/14/95     $ 2,648       ($266)
   9,450  FRF............................................................    11/20/95       1,936        (160)
 310,000  ESP............................................................     12/1/95       2,536         (26)
   1,800  DEM............................................................      8/9/96       1,297          (4)
   8,000  FRF............................................................    10/11/96       1,635         (40)
 303,456  JPY............................................................    10/11/96       3,145          55
   5,300  DEM............................................................      3/1/96       3,791        (117)
                                                                                          -------     -------
    Total contracts to sell
    (Receivable amount $16,430).............................................              $16,988       $(558)
                                                                                          =======     =======

7.  SECURITIES LENDING

     The Funds participate in a securities lending program under which securities are loaned to selected institutional investors for a fee. All such loans require collateralization with securities of the U.S. Government and its agencies that at all times equal at least 100% of the market value of the loaned securities plus accrued interest. At October 31, 1995, securities with a market value of approximately $11,029,100, $9,408,500 and $3,641,100 were loaned by the Balanced, Growth and Income and International Equity Funds, respectively. The collateral for these loans totaled $11,226,200, $9,600,200 and $3,824,200, respectively.

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1995 (Continued)
--------------------------------------------------------------------------------

8.  SUBSEQUENT EVENT

     Each Fund's Board of Trustees and shareholders approved, effective November 1, 1995, a change in the operating structure of each Fund to a Hub and Spoke(R) structure. Under this new structure, the investable assets of each Fund (Spoke) were transferred to a corresponding portfolio of the AMR Investment Services Trust (Hub), a newly formed open-end management investment company, with identical investment advisers and investment objectives as the existing Funds.

AMERICAN AADVANTAGE BALANCED FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                         Institutional Class
                                                  ------------------------------------------------------------------
                                                                        Year Ended October 31,
                                                  ------------------------------------------------------------------
                                                    1991          1992          1993        1994(1)       1995(3)(4)
                                                  --------      --------      --------      --------      ---------
Net asset value, beginning of period............  $   9.87      $  11.60      $  11.99      $  13.23       $  12.36
                                                  --------      --------      --------      --------      ---------
Income from investment operations:
  Net investment income.........................      0.58          0.55          0.49          0.57           0.54
  Net gains (losses) on securities (both
    realized and unrealized)....................      1.79          0.41          1.57         (0.54)          1.71
                                                  --------      --------      --------      --------      ---------
Total from investment operations................      2.37          0.96          2.06          0.03           2.25
                                                  --------      --------      --------      --------      ---------
Less distributions:
  Dividends from net investment income..........     (0.64)        (0.56)        (0.52)        (0.56)         (0.52)
  Distributions from net realized gains on
    securities..................................        --         (0.01)        (0.30)        (0.34)         (0.14)
                                                  --------      --------      --------      --------      ---------
Total distributions.............................     (0.64)        (0.57)        (0.82)        (0.90)         (0.66)
                                                  --------      --------      --------      --------      ---------
Net asset value, end of period..................  $  11.60      $  11.99      $  13.23      $  12.36       $  13.95
                                                  ========      ========      ========      ========      =========
Total return (annualized)(5)(6)(7)..............     25.35%         8.75%        19.19%        (0.08)%        19.39%
                                                  ========      ========      ========      ========      =========
Ratios/supplemental data:
  Net assets, end of period (in thousands)......  $311,906      $370,087      $532,543      $222,873       $249,913
  Ratios to average net assets
    (annualized)(8)(9)(10):
    Expenses....................................      0.37%         0.35%         0.34%        0.36%           0.63%
    Net investment income.......................      6.06%         5.31%         4.91%        4.77%           4.30%
  Portfolio turnover rate.......................        55%           80%           83%          48%             73%

---------------
 (1) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.
 (2) The Mileage, PlanAhead and AMR Classes commenced active operations on August 1, 1994.
 (3) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.
 (4) GSB Investment Management, Inc. was added as an investment adviser to the Balanced Fund as of January 1, 1995.
 (5) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of .30% (for periods prior to August 1, 1994) and a sale at the net asset value on the last day of each period reported.
 (6) Total returns for the Mileage, PlanAhead and AMR Classes for the periods ended October 31, 1994 reflect Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the applicable class for the period August 1, 1994 (commencement of operations of the new classes) through October 31, 1994. Due to the different expense structures between the classes, total returns would vary from the results shown had the classes been in operation for the entire year.
 (7) Total returns for the Mileage and PlanAhead Classes for the period ended October 31, 1994 and for the year ended October 31, 1995 exclude fees waived by the Manager. The effect on total returns was immaterial in each period.
 (8) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to approximately $.01 per share in each period on an annualized basis.
 (9) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.
(10) Operating results of the Mileage and PlanAhead Classes exclude fees waived by the Manager. Had the Mileage Class paid such fees, the ratio of expenses and net investment income to average net assets would have been 1.05% and 3.58%, respectively, for the period ended October 31, 1994, and 1.10% and 3.64%, respectively, for the year ended October 31, 1995. Had the PlanAhead Class paid such fees the ratios would have been .99% and 3.96%, respectively, for the period ended October 31, 1994, and 1.09% and 3.60%, respectively, for the year ended October 31, 1995.

--------------------------------------------------------------------------------

       Mileage Class                 PlanAhead Class                   AMR Class
---------------------------    ---------------------------    ----------------------------
Period Ended    Year Ended     Period Ended    Year Ended     Period Ended     Year Ended
October 31,     October 31,    October 31,     October 31,    October 31,      October 31,
 1994(1)(2)     1995(3)(4)      1994(1)(2)     1995(3)(4)      1994(1)(2)      1995(3)(4)
------------    -----------    ------------    -----------    ------------     -----------
   $12.35         $ 12.35         $12.35         $ 12.35        $  12.35        $   12.36
---------       ---------      ---------       ---------      ----------       ----------
     0.11            0.53           0.12            0.54            0.14             0.58
    (0.11)           1.68          (0.12)           1.67           (0.13)            1.71
---------       ---------      ---------       ---------      ----------       ----------
     0.00            2.21           0.00            2.21            0.01             2.29
---------       ---------      ---------       ---------      ----------       ----------
       --           (0.52)            --           (0.52)             --            (0.53)
       --           (0.14)            --           (0.14)             --            (0.14)
---------       ---------      ---------       ---------      ----------       ----------
       --           (0.66)            --           (0.66)             --            (0.67)
---------       ---------      ---------       ---------      ----------       ----------
   $12.35         $ 13.90         $12.35         $ 13.90        $  12.36        $   13.98
=========       =========      =========       =========      ==========       ==========
    (0.16)%         19.08%         (0.16)%         19.06%          (0.08)%          19.77%
=========       =========      =========       =========      ==========       ==========
   $   39         $ 1,031         $  528         $ 5,450        $393,504        $ 542,619
     0.96%           0.99%          0.92%           0.99%           0.36%            0.38%
     3.67%           3.75%          4.04%           3.70%           4.65%            4.54%
       48%             73%            48%             73%             48%              73%

AMERICAN AADVANTAGE GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                              Institutional Class
                                                           ----------------------------------------------------------
                                                                             Year Ended October 31,
                                                           ----------------------------------------------------------
                                                             1991        1992(1)       1993      1994(2)      1995(3)
                                                           --------      --------    --------    --------     -------
Net asset value, beginning of period....................   $   9.47      $  12.10    $  12.79    $  14.63     $ 14.19
                                                           --------      --------    --------    --------     -------
Income from investment operations:
  Net investment income.................................       0.42          0.39        0.36        0.43        0.41
  Net gains on securities (both realized and
    unrealized).........................................       2.70          0.77        2.21        0.08        2.28
                                                           --------      --------    --------    --------     -------
Total from investment operations........................       3.12          1.16        2.57        0.51        2.69
                                                           --------      --------    --------    --------     -------
Less distributions:
  Dividends from net investment income..................      (0.49)        (0.39)      (0.37)      (0.41)      (0.43)
  Distributions from net realized gains on securities...          -         (0.08)      (0.36)      (0.54)      (0.54)
                                                           --------      --------    --------    --------     -------
Total distributions.....................................      (0.49)        (0.47)      (0.73)      (0.95)      (0.97)
                                                           --------      --------    --------    --------     -------
Net asset value, end of period..........................   $  12.10      $  12.79    $  14.63    $  14.19     $ 15.91
                                                           ========      ========    ========    ========     =======
Total return (annualized) (5)(6)(7).....................      33.83%        10.00%      21.49%       3.36%      20.69%
                                                           ========      ========    ========    ========     =======
Ratios/supplemental data:
  Net assets, end of period (in thousands)..............   $264,628      $339,739    $477,088    $ 22,737     $71,608
  Ratios to average net assets (annualized) (8)(9)(10):
    Expenses............................................       0.37%         0.36%       0.34%       0.33%       0.62%
    Net investment income...............................       4.19%         3.57%       3.12%       3.28%       2.84%
  Portfolio turnover rate...............................         52%           35%         30%         23%         26%

---------------
 (1) The assets of the Growth and Income Fund previously managed by Atlanta Capital Management were transferred to GSB Investment Management , Inc. as of the close of business on December 5, 1991.
 (2) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.
 (3) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.
 (4) The Mileage, PlanAhead and AMR Classes commenced active operations on August 1, 1994.
 (5) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of .30% (for periods prior to August 1, 1994) and a sale at the net asset value on the last day of each period reported.
 (6) Total returns for the Mileage, PlanAhead and AMR Classes for the periods ended October 31, 1994 reflect Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the applicable class for the period August 1, 1994 (commencement of operations of the new classes) through October 31, 1994. Due to the different expense structures between the classes, total returns would vary from the results shown had the classes been in operation for the entire year.
 (7) Total returns for the Mileage and PlanAhead Classes exclude fees waived by the Manager. The effect on total returns was immaterial for the Mileage Class for the period ended October 31, 1994 and was immaterial for the PlanAhead Class for the period ended October 31, 1994 and for the year ended October 31, 1995. Had the Mileage Class paid such fees during the year ended October 31, 1995, annualized total returns would have been 20.28%.
 (8) Effective August 1, 1994, expenses include administrative services fees paid by the fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.
 (9) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.
(10) Operating results of the Mileage and PlanAhead Classes exclude fees waived by the Manager. Had the Mileage Class paid such fees, the ratio of expenses and net investment income to average net assets would have been 1.06% and 1.99%, respectively, for the period ended October 31, 1994, and 1.10% and 2.34%, respectively, for the year ended October 31, 1995. Had the PlanAhead Class paid such fees the ratios would have been 1.05% and 1.40%, respectively, for the period ended October 31, 1994, and 1.08% and 2.14%, respectively, for the year ended October 31, 1995.

--------------------------------------------------------------------------------

      Mileage Class                PlanAhead Class                   AMR Class
--------------------------    --------------------------    ---------------------------

Period Ended    Year Ended    Period Ended    Year Ended   Period Ended      Year Ended
October 31,     October 31,   October 31,     October 31,   October 31,      October 31,
 1994(2)(4)      1995(3)       1994(2)(4)      1995(3)       1994(2)(4)       1995(3)
------------    ----------    ------------    ----------    ------------     ----------
   $13.99         $14.17         $13.99         $14.17        $  13.99        $  14.20
---------       --------      ---------       --------      ----------       ---------
     0.07           0.38           0.05           0.40            0.11            0.44
     0.11           2.26           0.13           2.22            0.10            2.30
---------       --------      ---------       --------      ----------       ---------
     0.18           2.64           0.18           2.62            0.21            2.74
---------       --------      ---------       --------      ----------       ---------
        -          (0.43)             -          (0.44)              -           (0.45)
        -          (0.54)             -          (0.54)              -           (0.54)
---------       --------      ---------       --------      ----------       ---------
        -          (0.97)             -          (0.98)              -           (0.99)
---------       --------      ---------       --------      ----------       ---------
   $14.17         $15.84         $14.17         $15.81        $  14.20        $  15.95
=========       ========      =========       ========      ==========       =========
     3.21%         20.36%          3.21%         20.14%           3.43%          21.03%
=========       ========      =========       ========      ==========       =========
   $  149         $2,201         $   56         $4,821        $505,892        $706,884
     0.96%          0.99%          0.95%          0.99%           0.37%           0.38%
     2.09%          2.45%          1.50%          2.23%           3.18%           3.20%
       23%            26%            23%            26%             23%             26%

AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                           Institutional Class
                                                    -----------------------------------------------------------------
                                                    Period Ended                   Year Ended October 31,
                                                     October 31,        ---------------------------------------------
                                                       1991(1)           1992        1993(2)    1994(3)(4)    1995(6)
                                                    -------------       -------      -------    ----------    -------
Net asset value, beginning of period..............     $ 10.00          $ 10.13      $  8.93     $  12.07     $ 12.87
                                                    ----------          -------      -------    ---------     -------
Income from investment operations:
  Net investment income...........................           -             0.12         0.17         0.32        0.27
  Net gains (losses) on securities (both realized
    and unrealized)...............................        0.13            (1.31)        3.09         1.10        0.68
                                                    ----------          -------      -------    ---------     -------
Total from investment operations..................        0.13            (1.19)        3.26         1.42        0.95
                                                    ----------          -------      -------    ---------     -------
Less distributions:
  Dividends from net investment income............           -            (0.01)       (0.12)       (0.17)      (0.21)
  Distributions from net realized gains on
    securities....................................           -                -            -        (0.45)      (0.32)
                                                    ----------          -------      -------    ---------     -------
Total distributions...............................           -            (0.01)       (0.12)       (0.62)      (0.53)
                                                    ----------          -------      -------    ---------     -------
Net asset value, end of period....................     $ 10.13          $  8.93      $ 12.07     $  12.87     $ 13.29
                                                    ==========          =======      =======    =========     =======
Total return (annualized)(7)(8)...................        5.69%          (12.07)%      36.56%       11.77%       7.90%
                                                    ==========          =======      =======    =========     =======
Ratios/supplemental data:
  Net assets, end of period (in thousands)........     $10,536          $38,837      $66,652     $ 23,115     $25,757
  Ratios to average net assets
    (annualized)(9)(10):
    Expenses......................................        1.90%(11)        1.17%        0.78%        0.61%       0.85%
    Net investment income.........................        0.38%(11)        2.04%        2.00%        2.74%       2.37%
  Portfolio turnover rate.........................           2%              21%          61%          37%         21%

---------------

 (1) The Institutional Class of the International Equity Fund commenced active operations on August 7, 1991.
 (2) HD International Limited was replaced by Hotchkis and Wiley as an investment adviser to the International Equity Fund as of the close of business on May 21, 1993.
 (3) Morgan Stanley Asset Management Inc. was added as an investment adviser to the International Equity Fund as of August 1, 1994.
 (4) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.
 (5) The Mileage, PlanAhead and AMR Classes commenced active operations on August 1, 1994.
 (6) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.
 (7) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of .30% (for periods prior to August 1, 1994) and a sale at the net asset value on the last day of each period reported.
 (8) Total returns for the Mileage, PlanAhead and AMR Classes for the periods ended October 31, 1994 reflect Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the applicable class for the period August 1, 1994 (commencement of operations of the new classes) through October 31, 1994. Due to the different expense structures between the classes, total returns would vary from the results shown had the classes been in operation for the entire year.
 (9) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager. Such fees amounted to less than $.04 per share in each period on an annualized basis and were waived by the Manager for the period ended October 31, 1991.
(10) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.
(11) Estimated based on expected annual expenses and actual average net assets.

--------------------------------------------------------------------------------



       Mileage Class                  PlanAhead Class                     AMR Class
----------------------------    ----------------------------    -----------------------------
Period Ended     Year Ended     Period Ended     Year Ended     Period Ended      Year Ended
 October 31,     October 31,     October 31,     October 31,     October 31,      October 31,
1994(3)(4)(5)      1995(6)      1994(3)(4)(5)      1995(6)      1994(3)(4)(5)       1995(6)
-------------    -----------    -------------    -----------    -------------     -----------
   $ 12.61         $ 12.85         $ 12.61         $ 12.85        $   12.61        $   12.87
----------       ---------      ----------       ---------      -----------       ----------
      0.03            0.22            0.06            0.24             0.05             0.30
      0.21            0.66            0.18            0.64             0.21             0.68
----------       ---------      ----------       ---------      -----------       ----------
      0.24            0.88            0.24            0.88             0.26             0.98
----------       ---------      ----------       ---------      -----------       ----------
         -           (0.21)              -           (0.21)               -            (0.22)
         -           (0.32)              -           (0.32)               -            (0.32)
----------       ---------      ----------       ---------      -----------       ----------
         -           (0.53)              -           (0.53)               -            (0.54)
----------       ---------      ----------       ---------      -----------       ----------
   $ 12.85         $ 13.20         $ 12.85         $ 13.20        $   12.87        $   13.31
==========       =========      ==========       =========      ===========       ==========
     11.60%           7.35%          11.60%           7.37%           11.77%            8.18%
==========       =========      ==========       =========      ===========       ==========
   $   207         $ 1,255         $   375         $ 1,456        $ 165,524        $ 227,939
      1.31%           1.33%           1.25%           1.33%            0.63%            0.60%
      0.88%           1.99%           1.86%           2.08%            1.41%            2.65%
        37%             21%             37%             21%              37%              21%

AMERICAN AADVANTAGE LIMITED-TERM INCOME FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                          Institutional Class
                                                    ----------------------------------------------------------------
                                                                         Year Ended October 31,
                                                    ----------------------------------------------------------------
                                                    1991(1)         1992          1993        1994(2)         1995
                                                    --------      --------      --------      --------      --------
Net asset value, beginning of period..............  $   9.76      $  10.07      $  10.13      $  10.23      $   9.67
                                                    --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income...........................      0.83          0.75          0.58          0.52          0.62
  Net gains (losses) on securities (both realized
    and unrealized)...............................      0.31          0.06          0.15         (0.46)         0.15
                                                    --------      --------      --------      --------      --------
Total from investment operations..................      1.14          0.81          0.73          0.06          0.77
                                                    --------      --------      --------      --------      --------
Less distributions:
  Dividends from net investment income............     (0.83)        (0.75)        (0.58)        (0.52)        (0.62)
  Distributions from net realized gains on
    securities....................................         -             -         (0.05)        (0.10)            -
                                                    --------      --------      --------      --------      --------
Total distributions...............................     (0.83)        (0.75)        (0.63)        (0.62)        (0.62)
                                                    --------      --------      --------      --------      --------
Net asset value, end of period....................  $  10.07      $  10.13      $  10.23      $   9.67      $   9.82
                                                    ========      ========      ========      ========      ========
Total return (annualized)(4)(5)(6)................     11.87%         7.94%         7.20%         0.42%         8.18%
                                                    ========      ========      ========      ========      ========
Ratios/supplemental data:
  Net assets, end of period (in thousands)........  $141,629      $209,928      $238,874      $112,141      $137,293
  Ratios to average net assets
    (annualized)(7)(8)(9):
    Expenses......................................      0.35%         0.27%         0.26%         0.31%         0.60%
    Net investment income.........................      8.42%         7.40%         5.76%         5.26%         6.36%
  Portfolio turnover rate.........................       165%          133%          176%           94%          183%

---------------
(1) AMR Investment Services, Inc. began portfolio management of the Limited-Term Income Fund on March 1, 1991 replacing Brown Brothers, Harriman & Co. and Barrow, Hanley, Mewhinney & Strauss, Inc.
(2) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.
(3) The Mileage, PlanAhead and AMR Classes commenced active operations on August 1, 1994.
(4) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of .30% (for periods prior to August 1, 1994) and a sale at the net asset value on the last day of each period reported.
(5) Total returns for the Mileage, PlanAhead and AMR Classes for the periods ended October 31, 1994 reflect Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the applicable class for the period August 1, 1994 (commencement of operations of the new classes) through October 31, 1994. Due to the different expense structures between the classes, total returns would vary from the results shown had the classes been in operation for the entire year.
(6) Total returns for the Mileage and PlanAhead Classes exclude fees waived by the Manager. Had the Fund paid such fees, total return for each class would have been .41% for the period ended October 31, 1994, and 7.55% and 7.56% for the year ended October 31, 1995 for the Mileage Class and PlanAhead Class, respectively.
(7) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager. Such fees amounted to less than $.03 per share in each period on an annualized basis.
(8) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.
(9) Operating results of the Mileage and PlanAhead Classes exclude fees waived by the Manager. Had the Mileage Class paid such fees, the ratio of expenses and net investment income to average net assets would have been 1.02% and 5.01%, respectively, for the period ended October 31, 1994, and 1.07% and 5.86%, respectively, for the year ended October 31, 1995. Had the PlanAhead Class paid such fees the ratios would have been 1.00% and 4.89%, respectively, for the period ended October 31, 1994, and 1.06% and 5.93%, respectively, for the year ended October 31, 1995.

--------------------------------------------------------------------------------

       Mileage Class                 PlanAhead Class                   AMR Class
---------------------------    ---------------------------    ----------------------------
Period Ended    Year Ended     Period Ended    Year Ended     Period Ended     Year Ended
October 31,     October 31,    October 31,     October 31,    October 31,      October 31,
 1994(2)(3)        1995         1994(2)(3)        1995         1994(2)(3)         1995
------------    -----------    ------------    -----------    ------------     -----------
   $ 9.78         $  9.68         $ 9.78         $  9.68        $   9.78         $  9.68
---------       ---------      ---------       ---------      ----------       ---------
     0.13            0.59           0.13            0.59            0.14            0.64
    (0.10)           0.14          (0.10)           0.14           (0.10)           0.13
---------       ---------      ---------       ---------      ----------       ---------
     0.03            0.73           0.03            0.73            0.04            0.77
---------       ---------      ---------       ---------      ----------       ---------
    (0.13)          (0.59)         (0.13)          (0.59)          (0.14)          (0.64)
        -               -              -               -               -               -
---------       ---------      ---------       ---------      ----------       ---------
    (0.13)          (0.59)         (0.13)          (0.59)          (0.14)          (0.64)
---------       ---------      ---------       ---------      ----------       ---------
   $ 9.68         $  9.82         $ 9.68         $  9.82        $   9.68         $  9.81
=========       =========      =========       =========      ==========       =========
     0.45%           7.83%          0.45%           7.83%           0.59%           8.22%
=========       =========      =========       =========      ==========       =========
   $  149         $   582         $  403         $ 1,576        $ 53,445         $64,595
     0.82%           0.83%          0.79%           0.83%           0.33%           0.36%
     5.21%           6.10%          5.10%           6.16%           5.77%           6.60%
       94%            183%            94%            183%             94%            183%

AMERICAN AADVANTAGE MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                            Institutional Class
                                                      ----------------------------------------------------------------
                                                                           Year Ended October 31,
                                                      ----------------------------------------------------------------
                                                        1991         1992          1993        1994(1)         1995
                                                      --------    ----------    ----------    ----------    ----------
Net asset value, beginning of period...............   $   1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                      --------    ----------    ----------    ----------    ----------
  Net investment income............................       0.07          0.04          0.03          0.04          0.06
  Less dividends from net investment income........      (0.07)        (0.04)        (0.03)        (0.04)        (0.06)
                                                      --------    ----------    ----------    ----------    ----------
Net asset value, end of period.....................   $   1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                      ========    ==========    ==========    ==========    ==========
Total return (annualized)..........................       7.18%         4.41%         3.31%         3.85%         5.96%
                                                      ========    ==========    ==========    ==========    ==========
Ratios/supplemental data:
  Net assets, end of period
    (in thousands).................................   $715,280    $2,223,829    $2,882,947    $1,893,144    $1,206,041
  Ratios to average net assets (annualized)(4)(5):
    Expenses.......................................       0.24%         0.26%         0.23%         0.21%         0.23%
    Net investment income..........................       6.93%         4.06%         3.23%         3.63%         5.79%

---------------
(1) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.
(2) The PlanAhead Class commenced active operations on August 1, 1994.
(3) Total return for the PlanAhead Class for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the PlanAhead Class from August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total return would vary from the results shown had the PlanAhead Class been in operation for the entire year.
(4) Effective October 1, 1990, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.
(5) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1992.

--------------------------------------------------------------------------------

              Mileage Class
-----------------------------------------          PlanAhead Class
                                             ----------------------------
         Year Ended October 31,              Period Ended     Year Ended
-----------------------------------------    October 31,      October 31,
 1992       1993      1994(1)      1995       1994(1)(2)         1995
-------    -------    -------    --------    ------------     -----------
$  1.00    $  1.00   $  1.00     $   1.00       $ 1.00          $  1.00
-------    -------   -------     --------    ---------        ---------
   0.04       0.03      0.04         0.05         0.01             0.05
  (0.04)     (0.03)    (0.04)       (0.05)       (0.01)           (0.05)
-------    -------   -------     --------    ---------        ---------
$  1.00    $  1.00   $  1.00     $   1.00       $ 1.00          $  1.00
=======    =======   =======     ========    =========        =========
   4.15%      3.05%     3.56%        5.61%        3.73%(3)         5.60%
=======    =======   =======     ========    =========        =========
$15,952    $30,625   $57,886     $100,286       $   25          $41,989
   0.51%      0.48%     0.50 %       0.57%        0.70%            0.55%
   3.76%      2.99%     3.58 %       5.48%        4.42%            5.56%

AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                        Institutional Class             Mileage Class               PlanAhead Class
                                     --------------------------   --------------------------   --------------------------
                                     Period Ended   Year Ended    Period Ended   Year Ended    Period Ended   Year Ended
                                     October 31,    October 31,   October 31,    October 31,   October 31,    October 31,
                                       1994(1)         1995         1994(1)         1995         1994(1)         1995
                                     ------------   -----------   ------------   -----------   ------------   -----------
Net asset value, beginning of
  period...........................     $ 1.00         $1.00         $  1.00       $  1.00        $ 1.00         $ 1.00
                                        ------         -----         -------       -------        ------         ------
  Net investment income............       0.02          0.04            0.02          0.03          0.01           0.03
  Less dividends from net
    investment income..............      (0.02)        (0.04)          (0.02)        (0.03)        (0.01)         (0.03)
                                        ------         -----         -------       -------        ------         ------
Net asset value, end of period.....     $ 1.00         $1.00         $  1.00       $  1.00        $ 1.00         $ 1.00
                                        ======         =====         =======       =======        ======         ======
Total return (annualized)(2)(3)....       2.44%         3.75%           2.16%         3.40%         2.35%          3.39%
                                        ======         =====         =======       =======        ======         ======
Ratios/supplemental data:
  Net assets, end of period (in
    thousands).....................     $9,736         $   7         $10,713       $19,438        $    0         $  129
  Ratios to average net assets
    (annualized)(4):
    Expenses.......................       0.30%         0.35%           0.63%         0.71%         0.77%          0.72%
    Net investment income..........       2.38%         3.70%           2.23%         3.33%         2.49%          3.32%

---------------
(1) The Institutional Class and Mileage Class commenced active operations on November 10, 1993. The PlanAhead Class commenced active operations on August 1, 1994.
(2) Total returns for each class of the Municipal Money Market Fund exclude management and administrative services fees waived by the Manager. Had the Fund paid such fees during the period ended October 31, 1994 and during the year ended October 31, 1995, annualized total returns would have been 2.24% and 3.54%, respectively for the Institutional Class, 1.95% and 3.19%, respectively, for the Mileage Class and 2.15% and 3.19%, respectively, for the PlanAhead Class.
(3) Total return for the PlanAhead Class for the period ended October 31, 1994 reflects Institutional Class returns from November 10, 1993 through July 31, 1994 and returns of the PlanAhead Class from August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total return would vary from the results shown had the PlanAhead Class been in operation for the entire year.
(4) Operating results of each class of the Municipal Money Market Fund exclude fees waived by the Manager. Had the Fund paid such fees, the ratio of expenses and net investment income to average net assets for the Institutional Class would have been .50% and 2.18%, respectively, for the period ended October 31, 1994, and .55% and 3.50%, respectively, for the year ended October 31, 1995. The ratios for the Mileage Class would have been .83% and 2.03%, respectively, for the period ended October 31, 1994, and .91% and 3.13%, respectively, for the year ended October 31, 1995. The ratios for the PlanAhead Class would have been .97% and 2.29%, respectively for the period ended October 31, 1994, and .92% and 3.12%, respectively, for the year ended October 31, 1995.

AMERICAN AADVANTAGE U.S. TREASURY MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                       Institutional Class                       Mileage Class              PlanAhead Class
                          ----------------------------------------------   -------------------------   --------------------------
                            Period                                           Period                      Period
                             Ended            Year Ended October 31,          Ended      Year Ended       Ended       Year Ended
                          October 31,     ------------------------------   October 31,   October 31,   October 31,    October 31,
                            1992(1)         1993      1994(2)     1995       1994(2)        1995       1994(1)(2)        1995
                          -----------     --------    -------    -------   -----------   -----------   -----------    -----------
Net asset value,
  beginning of period.... $    1.00       $   1.00    $  1.00    $  1.00     $  1.00       $  1.00        $1.00          $1.00
  Net investment
    income...............      0.02           0.03       0.04       0.06        0.03          0.05         0.01           0.05
  Less dividends from net
    investment income....     (0.02)         (0.03)     (0.04)     (0.06)      (0.03)        (0.05)       (0.01)         (0.05)
                          ---------       --------    -------    -------   ---------     ---------     --------      ---------
Net asset value, end of
  period................. $    1.00       $   1.00    $  1.00    $  1.00     $  1.00       $  1.00        $1.00          $1.00
                          =========       ========    =======    =======   =========     =========     ========       ========
Total return
  (annualized)...........      3.61%          3.07%      3.70%      5.67%       3.42%         5.30%        3.58%(3)       5.19%
                          =========       ========    =======    =======   =========     =========     ========       ========
Ratios/supplemental data:
  Net assets, end of
    period (in
    thousands)........... $  91,453       $136,813    $67,607    $47,184     $ 6,167       $ 6,972        $   0          $ 530
  Ratios to average net
    assets
    (annualized)(5):
  Expenses...............      0.27%(4)       0.23%      0.25%      0.32%       0.57%         0.71%        0.75%          0.76%
  Net investment
    income...............      3.46%(4)       2.96%      3.44%      5.49%       3.84%         5.14%        3.94%          5.19%

---------------

(1) The Institutional Class commenced active operations on March 2, 1992. The PlanAhead Class commenced active operations on August 1, 1994.

(2) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

(3) Total return for the PlanAhead Class for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the PlanAhead Class from August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total return would vary from the results shown had the PlanAhead Class been in operation for the entire year.

(4) Estimated based on expected annual expenses and actual average net assets.

(5) The method of determining average net assets was changed from a monthly average to a daily average starting with the period ended October 31, 1994.

                                  [AMERICAN
                               AADVANTAGE FUNDS
                                    LOGO]


                            -INSTITUTIONAL CLASS-
                               P.O. Box 619003
                       Dallas/Fort Worth Airport, Texas
                                  75261-9003
                                (817) 967-3509

                              -MILEAGE CLASS-(R)
                                P.O. Box 4580
                        Chicago, Illinois  60680-4580
                                (800) 231-4252

                             -PLANAHEAD CLASS-(SM)
                                P.O. Box 4580
                        Chicago, Illinois  60680-4580
                                (800) 231-4252

                               -AMR CLASS-(SM)
                                P.O Box 619003
                       Dallas/Fort Worth Airport, Texas
                                  75261-9003
                                (817) 967-3509

                                    [LOGO]
                                 [AADVANTAGE
                                    FUNDS
                                    LOGO]

                                BALANCED FUND

                            GROWTH AND INCOME FUND

                          INTERNATIONAL EQUITY FUND

                           LIMITED-TERM INCOME FUND

                              MONEY MARKET FUND

                         MUNICIPAL MONEY MARKET FUND

                       U.S. TREASURY MONEY MARKET FUND

                           AMERICAN AADVANTAGE FUNDS

                           PART C. OTHER INFORMATION


Item 24.         Financial Statements and Exhibits

                 (a) Financial Statements included as a part of this Registration Statement:

                          Included in Part A of the Registration Statement:

                          Financial Highlights - Balanced Fund and Growth and Income Fund: for the period July 17, 1987 (commencement of operations) to October 31, 1987, for each of the eight years in the period ended October 31, 1995. International Equity Fund: for the period from August 7, 1991 (commencement of operations) to October 31, 1991, for each of the four years in the period ended October 31, 1995. Limited-Term Income
                          Fund: for the period from December 3, 1987
                          (commencement of operations) to October 31, 1988, for each of the seven years in the period ended October 31, 1995. Money Market Fund: for the period from September 1, 1987 (commencement of operations) to October 31, 1987, for each of the eight years in the period ended October 31, 1995. Municipal Money Market Fund: for the period from November 10, 1993 (commencement of operations) to October 31, 1994, for the year ended October 31, 1995. U.S. Treasury Money Market Fund: for the period from March 2, 1992 (commencement of operations) to October 31, 1992, for each of the three years in the period ended October 31, 1995.

                          For all Funds: Audited highlights for the year ended October 31, 1995.

                          Included in Part B of the Registration Statement:

                          Schedules of Investments - October 31, 1995.
                          Statements of Assets and Liabilities - October 31,
                           1995
                          Statements of Changes in Net Assets for the
                           years ended October 31, 1994 and October 31, 1995.
                          Statements of Operations - for the year ended October
                           31, 1995.
                          Notes to Financial Statements.
                          Report of Ernst & Young LLP, Independent Auditors,
                           dated December 19, 1995.

                 (b)      Exhibits:

                          (1)     Declaration of Trust(i)

                          (2)     Bylaws(i)

                          (3)     Voting trust agreement -- none

                          (4)     Specimen security -- none

                          (5)     (a)      Fund Management Agreement(iv), (ix),
                                           (x) & (filed herewith)
                                  (b)      Fund Advisory Agreements (iii), (iv),

                                           (v) & (ix)
                                  (c)      Administrative Services Agreement
                                           for the PlanAhead, AMR and
                                           Institutional Classes (iv), (ix) &
                                           (x)

                          (6)     Distribution Agreement (x)

                          (7)     Bonus, profit sharing or pension plans -- none

                          (8)     Custodian Agreement (ii) & (filed herewith)

                          (9)     (a)      Transfer Agency and Service Agreement
                                           NationsBank Texas, N.A.(ii) & (filed
                                           herewith)
                                  (b)      Transfer Agency and Registrar
                                           Agreement with Goldman, Sachs & Co.
                                           (vi),(ix) & (filed herewith)
                                  (c)      Service Plan Agreement for the
                                           PlanAhead Class of the American
                                           AAdvantage Funds (ix)
                                  (d)      Administrative Services Plan for the
                                           Platinum Class (x)

                          (10)    Opinion and consent of counsel(xii)

                          (11)    Consent of Independent Auditors (filed
                                  herewith)

                          (12) Financial statements omitted from prospectus -- none

                          (13)    Letter of investment intent(ii)

                          (14)    Prototype retirement plan -- none

                          (15) (a) Plan pursuant to Rule 12b-1 for the Institutional, PlanAhead and AMR Classes(ii)
                                  (b)      Plan pursuant to Rule 12b-1 for the
                                  Platinum Class (x)

                          (16) Schedule for Computation of Performance Quotations(filed herewith)

                          (17)    Electronic Filers -- (filed herewith as
                                  Exhibit 27)

                          (18) Amended and Restated Plan pursuant to Rule 18f-3 (xi)

(i) Incorporated by reference to the initial registration statement of the American AAdvantage Funds ("Trust") on Form N-1A as filed with the Securities and Exchange Commission ("SEC") on January 16, 1987.
(ii) Incorporated by reference to Pre-Effective Amendment No. 1 to the registration statement of the Trust on Form N-1A as filed with the SEC on March 31, 1987.
(iii) Incorporated by reference to Post-Effective Amendment ("PEA") No. 1 to the registration statement of the Trust on Form N-1A as filed with the SEC on December 30, 1987.
(iv) Incorporated by reference to PEA No. 4 to the registration statement of the Trust on Form N-1A as filed with the SEC on December 31, 1990.
(v) Incorporated by reference to PEA No. 5 to the registration statement of the Trust on Form N-1A as filed with the SEC on July 29, 1991.
(vi) Incorporated by reference to PEA No. 8 to the registration statement of the Trust on Form N-1A as filed with the SEC on August 30, 1993.

(vii) Incorporated by reference to PEA No. 9 to the registration statement of the Trust on Form N-1A as filed with the SEC on December 23, 1993.
(viii) Incorporated by reference to PEA No. 10 to the registration statement of the Trust on Form N-1A as filed with the SEC on June 1, 1994.
(ix) Incorporated by reference to PEA No. 11 to the registration statement of the Trust on Form N-1A as filed with the SEC on December 28, 1994.
(x) Incorporated by reference to PEA No. 13 to the registration statement of the Trust on Form N-1A as filed with the SEC on August 22, 1995.
(xi) Incorporated by reference to PEA No. 14 to the registration statement of the Trust on Form N-1A as filed with the SEC on September 11, 1995.
(xii) Incorporated by reference to the legal opinion contained in the Trust's 24f-2 notice filed with the SEC on December 8, 1995.

Item 25.         Persons Controlled by or under
                 Common Control with Registrant

                 See "Control Persons and 5% Shareholders" in the Statement of Additional Information dated March 1, 1996.


Item 26.         Number of Holders of Securities

              =====================================================================================================================
                                                   Number of Record Holders as of November 30, 1995
              ---------------------------------------------------------------------------------------------------------------------
                                                                        Inst'l           PlanAhead          AMR           Platinum
                                    Fund                                 Class             Class           Class           Class
                                    ----                                 -----             -----           -----           -----
              Balanced Fund                                                25               119              1               -
              Growth and Income Fund                                       30               163              1               -
              Limited-Term Income Fund                                     23                81              1               -
              International Equity Fund                                    23                34              1               -
              Money Market Fund                                           165               421              -               2
              Municipal Money Market Fund                                   3                12              -               2
              U.S. Treasury Money Market Fund                              11                18              -               2
              =====================================================================================================================

 Short-Term Income Fund            1

Item 27.         Indemnification

         Article XI, Section 2 of the Declaration of Trust of the Trust provides that:

         (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                 (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate portfolios to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                 (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b)     No indemnification shall be provided hereunder to a Covered
                 Person:

                 (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                 (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

         (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the applicable Portfolio from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:

                 (i) such Covered Person shall have provided appropriate security for such undertaking;

                 (ii) the Trust is insured against losses arising out of any such advance payments; or

                 (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

         According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Article XII, Section 2 provides that, subject to the provisions of
Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Item 28.         I.       Business and Other Connections of Investment Manager

         AMR Investment Services, Inc., 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, offers investment management and administrative services. Information as to the officers and directors of the Manager is included in its current Form ADV filed with the SEC and is incorporated by reference herein.


                 II.      Business and Other Connections of Investment Advisers

         The investment advisers listed below provide investment advisory services to the Trust.

         Barrow, Hanley, Mewhinney & Strauss, 200 Crescent Court, 19th Floor, Dallas, Texas 75201.

         GSB Investment Management, Inc., 301 Commerce Street, Suite 1501, Fort Worth, Texas 76102.

         Hotchkis and Wiley, 800 West Sixth Street, 5th Floor, Los Angeles, California 90017.

         Independence Investment Associates, Inc., 53 State Street, Boston, Massachusetts 02109.

         Morgan Stanley Asset Management Inc., 1221 Avenue of the Americas, 21st Floor, New York, New York 10020.

         Templeton Investment Counsel, Inc. 500 East Broward Blvd., Ft. Lauderdale, Florida 33394.

         Information as to the officers and directors of each of the above investment advisers is included in that adviser's current Form ADV filed with the SEC and is incorporated by reference herein.

         Capital Guardian Trust Company also provides investment advisory services to the Trust. The following list sets forth information as to any fiduciary or other business, vocation or employment of a substantial nature in which each director of Capital Guardian Trust Company is, or at any time during the past two fiscal years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee. Unless otherwise indicated, the address of each person listed below is 333 S. Hope Street, Los Angeles, California 90071.


 NAME, POSITION AND PRINCIPAL                     PRINCIPAL OCCUPATION
 BUSINESS ADDRESS                                 DURING PAST TWO YEARS
 ----------------------------                     ---------------------
 Richard C. Barker                                Chairman of  the Board, Chairman of  the Investment Committee, Member
 Chairman of the Board                            of the  Executive Committee and  Portfolio Manager, Capital  Guardian
 & Portfolio Manager                              Trust  Company;   Chairman  of  the   Board  and  Director,   Capital
 4 Embarcadero Center                             International Limited;  Director, The  Capital Group  Companies, Inc.
 Suite 1800                                       and Capital Group International, Inc.
 San Francisco, CA   94111

 NAME, POSITION AND PRINCIPAL                     PRINCIPAL OCCUPATION
 BUSINESS ADDRESS                                 DURING PAST TWO YEARS
 ----------------------------                     ---------------------
 David I. Fisher                                  Chairman  of  the Board,  The  Capital  Group Companies,  Inc.;  Vice
 Vice Chairman of the Board and Portfolio         Chairman  of  the  Board,  Member  of  the  Executive  Committee  and
 Manager                                          Portfolio  Manager,  Capital   Guardian  Trust  Company;   President,
 11100 Santa Monica Blvd.                         Director  and Portfolio  Manager,  Capital Group  International, Inc.
 15th. Floor                                      and  Capital  International  Inc.; Chairman  of  the  Board,  Capital
 Los Angeles, CA   90025                          International   S.A.;   Vice   Chairman   of   the   Board,   Capital
                                                  International  Limited  and  Capital  International  K.K.;  Director,
                                                  Capital Group  Research, Inc., Capital  Research Company and  Capital
                                                  Research International.

 Robert Ronus                                     President, Director,  Portfolio Manager and  Member of the  Executive
 President, Director                              Committee, Capital  Guardian Trust  Company; Chairman  of the  Board,
 & Portfolio Manager                              Capital  Research  International;  Senior   Vice  President,  Capital
                                                  International S.A. and Capital International Limited.

 John H. Seiter                                   Executive Vice President  - Client Relations and  Marketing, Director
 Executive Vice President - Client Relations      and  Member  of  the  Executive  Committee,  Capital  Guardian  Trust
 and Marketing                                    Company; Vice  President, The Capital  Group Companies, Inc.,  Senior
 & Director                                       Vice President, Capital Group International, Inc.

 Eugene P. Stein                                  Executive  Vice  President,  Director,  Chairman  of   the  Executive
 Executive Vice President, Director &             Committee,  Chairman  of  the   Equity  Subcommittee  and   Portfolio
 Portfolio Manager                                Manager,  Capital Guardian Trust  Company; Director, Capital Guardian
                                                  Research Company.

 Michael D. Beckman                               Senior  Vice  President,  Treasurer and  Director,  Capital  Guardian
 Senior Vice President,                           Trust Company; Director, Capital Guardian Trust Company.
 Treasurer & Director
 135 South State College Blvd.
 Brea, CA   92621

 William H. Hurt                                  Chairman  of the  Board,  Capital Guardian  Trust  Company, a  Nevada
 Senior Vice President, Director                  Corporation; Senior  Vice President, Director and  Portfolio Manager,
 & Portfolio Manager                              Capital  Guardian  Trust  Company; Chairman  of  the  Board,  Capital
                                                  Strategy Research, Inc.; Director, The Capital Group Companies, Inc.

 Nancy J. Kyle                                    Senior  Vice  President  -  International,  Director  and   Portfolio
 Senior Vice President-International, Director    Manager, Capital Guardian Trust Company.
 & Portfolio Manager
 630 Fifth Avenue - 36th Floor
 New York, NY  10111

 NAME, POSITION AND PRINCIPAL                     PRINCIPAL OCCUPATION
 BUSINESS ADDRESS                                 DURING PAST TWO YEARS
 ----------------------------                     ---------------------
 John McIlwraith                                  Senior  Vice  President   -  International,  Director  and  Portfolio
 Senior Vice President - International,           Manager, Capital  Guardian Trust Company;  Senior Vice President  and
 Director & Portfolio Manager                     Director, Capital International Limited.
 Four Embarcadero Center
 Suite 1800
 San Francisco, CA   94111

 James R. Mulally                                 Senior Vice  President, Director, Portfolio  Manager and Chairman  of
 Senior Vice President, Director & Portfolio      the  Fixed-Income   Subcommittee,  Capital  Guardian  Trust  Company;
 Manager                                          Director, Capital Guardian Research Company;  Vice President, Capital
 11100 Santa Monica Blvd.                         Research  Company;  Senior  Vice  President,  Capital   International
 15th. Floor                                      Limited.
 Los Angeles, CA   90025

 Theodore R. Samuels                              Senior  Vice  President,  Director  and  Portfolio  Manager,  Capital
 Senior Vice President, Director & Portfolio      Guardian Trust Company; Director, Capital Guardian Research Company
 Manager

 Douglas M. Urban                                 Senior  Vice  President,  Director  and  Portfolio  Manager,  Capital
 Senior Vice President,                           Guardian Trust Company.
 Director & Portfolio Manager
 Four Embarcadero Center
 Suite 1800
 San Francisco, CA   94111

 Edus H. Warren, Jr.                              Senior  Partner,  The  Capital Group  Companies,  Inc.;  Senior  Vice
 Senior Vice President,                           President, Director  and Portfolio  Manager,  Capital Guardian  Trust
 Director & Portfolio Manager                     Company;  Vice  Chairman  of the  Board,  Capital  Guardian  Research
 Promenade Two, 25th. Floor                       Company.
 1230 Peachtree Street, NE
 Atlanta, GA   30309



Item 29.         Principal Underwriter

                 (a) BTS is the principal underwriter for the Trust.

                 (b) The directors and officers of the Trust's principal
                     underwriter are:


                                     Positions & Offices                                Position
Name                                  with Underwriter                                  with Registrant
----                                 -------------------                                ---------------
Don A. Buckholz                      Chairman, Director and Chief                       None
                                     Executive Officer

Raymond E. Wooldridge                Chief Operating Officer,                           None
                                     Director and President

William D. Felder                    Director, Executive Vice                           None
                                     President

Sue H. Peden                         Vice President                                     None

Item 30. Location of Accounts and Records

         The books and other documents required by Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of the Trust's custodian, sub-custodian, Manager, transfer agent or investment advisers.

Item 31. Management Services

         All substantive provisions of any management-related service contract are discussed in Part A or Part B.


Item 32. Undertakings

         Registrant hereby undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's 1933 Act Registration Statement.

         Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders in accordance with
Section 16(c) of the 1940 Act, as though Section 16(c) applied.

         Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to Shareholders, upon request and without charge.

         Registrant hereby undertakes to carry out all indemnification provisions of its Declaration of Trust in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended ("1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

                               INDEX TO EXHIBITS

Exhibit
Number           Description                                                                      Page
------           -----------                                                                      ----
1.       Declaration of Trust(i)

2.       Bylaws(i)

3.       Voting trust agreement -- none

4.       Specimen security -- none

5.       (a)     Fund Management Agreement(iv), (ix), (x) &
                 (filed herewith)
         (b)     Fund Advisory Agreements(iii), (iv), (v),
                 (viii) & (ix)
         (c)     Administrative Services Agreement for the AMR,
                 Institutional and PlanAhead Classes (iv), (ix) & (x)

6.       Distribution Agreement -- (x)

7.       Bonus, profit sharing or pension plans -- none

8.       Custodian Agreement(ii) & (filed herewith)

9.       (a)     Transfer Agency and Service Agreement with
                 NationsBank Texas, N.A.(ii) & (filed herewith)
         (b)     Transfer Agency and Registrar Agreement with
                 Goldman, Sachs & Co.(vi),(ix) & (filed herewith)
         (c)     Service Plan Agreement for the PlanAhead
                 Class of the American AAdvantage Funds(ix)
         (d)     Administrative Services Plan for the
                 Platinum Class (x)

10.      Opinion and consent of counsel (xii)

11.      Consent of Independent Auditors -- (filed herewith)

12.      Financial statements omitted from prospectus -- none

13.      Letter of investment intent(ii)

14.      Prototype retirement plan -- none

15.      (a)     Plan pursuant to Rule 12b-1 for the Institutional,
                 PlanAhead and AMR Classes(ii)
         (b)     Plan pursuant to Rule 12b-1 for the Platinum Class(x)

16.      Schedule for Computation of Performance Quotations(filed herewith)

17.      Electronic Filers -- (filed herewith as Exhibit 27)

18.      Amended and Restated Plan pursuant to Rule 18f-3 (xi)



(i) Incorporated by reference to the initial registration statement of the American AAdvantage Funds ("Trust") on Form N-1A as filed with the Securities and Exchange Commission ("SEC") on January 16, 1987.

(ii) Incorporated by reference to Pre-Effective Amendment No. 1 to the registration statement of the Trust on Form N-1A as filed with the SEC on March 31, 1987.
(iii) Incorporated by reference to Post-Effective Amendment ("PEA") No. 1 to the registration statement of the Trust on Form N-1A as filed with the SEC on December 30, 1987.
(iv) Incorporated by reference to PEA No. 4 to the registration statement of the Trust on Form N-1A as filed with the SEC on December 31, 1990.
(v) Incorporated by reference to PEA No. 5 to the registration statement of the Trust on Form N-1A as filed with the SEC on July 29, 1991.
(vi) Incorporated by reference to PEA No. 8 to the registration statement of the Trust on Form N-1A as filed with the SEC on August 30, 1993.
(vii) Incorporated by reference to PEA No. 9 to the registration statement of the Trust on Form N-1A as filed with the SEC on December 23, 1993.
(viii) Incorporated by reference to PEA No. 10 to the registration statement of the Trust on Form N-1A as filed with the SEC on June 1, 1994.
(ix) Incorporated by reference to PEA No. 11 to the registration statement of the Trust on Form N-1A as filed with the SEC on December 28, 1994.
(x) Incorporated by reference to PEA No. 13 to the registration statement of the Trust on Form N-1A as filed with the SEC on August 22, 1995.
(xi) Incorporated by reference to PEA No. 14 to the registration statement of the Trust on Form N-1A as filed with the SEC on September 11, 1995.
(xii) Incorporated by reference to the legal opinion contained in the Trust's 24f-2 notice filed with the SEC on December 8, 1995.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 15 to its Registration Statement on Form N- 1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth and the State of Texas on December 22, 1995.

                                        AMERICAN AADVANTAGE FUNDS

                                        By: /s/ WILLIAM F. QUINN
                                            --------------------------
                                                William F. Quinn
                                                President
Attest:

/s/ Rebecca L. Harris
-----------------------------
Rebecca L. Harris
Treasurer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 15 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                     Title                  Date
---------                                     -----                  ----
/s/ William F. Quinn                       President and       December 22, 1995
-----------------------------              Trustee
William F. Quinn

David G. Fox*                              Trustee             December 22, 1995
-----------------------------
David G. Fox

John S. Justin*                            Trustee             December 22, 1995
-----------------------------
John S. Justin

Stephen D. O'Sullivan*                     Trustee             December 22, 1995
-----------------------------
Stephen D. O'Sullivan

Roger T. Staubach*                         Trustee             December 22, 1995
-----------------------------
Roger T. Staubach


*By      /s/ William F. Quinn
         ----------------------------------
         William F. Quinn, Attorney-In-Fact

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, AMR Investment Services Trust has duly caused this Post-Effective Amendment No. 15 to the Registration Statement for the American AAdvantage Funds on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth and the State of Texas on December 22, 1995.

                                        AMR Investment Services Trust

                                        By: /s/ WILLIAM F. QUINN
                                            -------------------------------
                                                William F. Quinn
                                                President
Attest:

/s/ Rebecca L. Harris
-----------------------------
Rebecca L. Harris
Treasurer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 15 to the Registration Statement for the American AAdvantage Funds has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                    Title                  Date
---------                                    -----                  ----
/s/ William F. Quinn                       President and       December 22, 1995
-----------------------------              Trustee
William F. Quinn

David G. Fox*                              Trustee             December 22, 1995
-----------------------------
David G. Fox

John S. Justin*                            Trustee             December 22, 1995
-----------------------------
John S. Justin

Stephen D. O'Sullivan*                     Trustee             December 22, 1995
-----------------------------
Stephen D. O'Sullivan

Roger T. Staubach*                         Trustee             December 22, 1995
-----------------------------
Roger T. Staubach


*By      /s/ William F. Quinn
         ----------------------------------
         William F. Quinn, Attorney-In-Fact